UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.17

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

ANNUAL REPORT

December 15, 2017

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2017.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB ALL MARKET REAL RETURN PORTFOLIO
Class 1 Shares[1]	5.42%	10.69%
Class 2 Shares[1]	5.54%	10.96%
Class A Shares	5.33%	10.45%
Class C Shares	4.87%	9.73%
Advisor Class Shares[2]	5.58%	10.87%
Class R Shares[2]	5.27%	10.29%
Class K Shares[2]	5.39%	10.48%
Class I Shares[2]	5.62%	10.98%
Class Z Shares[2]	5.62%	10.98%
MSCI AC World Commodity Producers Index (net)	10.26%	14.93%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2017.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. Relative to the benchmark, strategic exposures to commodity futures and global real estate, which strongly underperformed the benchmark, detracted the most from performance. The Fund’s strategic allocation to diversified inflation equities contributed during both periods. Allocations to industrial metals and emerging-market real estate also contributed, while overlay positions such as inflation swaps detracted from returns; energy exposure detracted over both periods as well.

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Derivatives were used for both periods in the form of futures, forwards, interest rate swaps, inflation swaps, total return swaps, purchased options and written options, for hedging and investment purposes. Futures, interest rate swaps and inflation swaps detracted for both periods; forwards detracted for the six-month period and added for the 12-month period; total return swaps added for both periods; purchased options had no material impact for the six-month period and detracted for the 12-month period; written options had no material impact for the six-month period, and added for the 12-month period, in absolute terms.

MARKET REVIEW AND INVESTMENT STRATEGY

The beginning of the 12-month period ended October 31, 2017 was characterized by the US presidential election. Markets rallied after the election of President Donald Trump in response to anticipated expansionary fiscal policies and pro-business regulatory policies. Market expectations for US inflation rose at the end of 2016 as investors priced in the reflationary impact of potential stimulus by the new administration president. This hurt defensive assets and yield plays, such as bonds, gold and real estate as Treasury yields rose on the prospect of the re-rating of expectations on interest rate hikes by the US Federal Reserve (the “Fed”) in 2017 and beyond.

The market rally continued throughout the reporting period as risk assets experienced robust growth in an extremely low-volatility environment characterized by accommodative monetary policies and strong corporate balance sheets. While energy assets experienced a sell-off in the first quarter due to rising inventories, and commodity prices as a whole fell during the second quarter, they recovered during the third quarter as the US dollar weakened and the Chinese economy stabilized. Real estate posted positive absolute performance over the 12-month period but underperformed global equities as central bank hawkishness weighed on the rate-sensitive sector. Diversified inflation equities advanced as the market rewarded companies that successfully maintained margins against a backdrop of poor pricing power while wage inflation rose modestly. Despite several geopolitical events throughout the year, such as the French election and escalating tensions between the US and North Korea, market downturns have been short-lived. Near the end of the reporting period, several macroeconomic issues surfaced, which included the aftermath of several hurricanes, the release of the White House’s tax reform plan and the Fed’s guidance on interest-rate trajectory.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund

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invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through

(continued on next page)

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long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities.

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DISCLOSURES AND RISKS (continued)

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be

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DISCLOSURES AND RISKS (continued)

lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/8/20101 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 3/8/20101 to 10/31/2017) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/8/2010.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	10.69%	10.69%
5 Years	-2.81%	-2.81%
Since Inception[2]	0.28%	0.28%
CLASS 2 SHARES[1]
1 Year	10.96%	10.96%
5 Years	-2.56%	-2.56%
Since Inception[2]	0.54%	0.54%
CLASS A SHARES
1 Year	10.45%	5.70%
5 Years	-2.94%	-3.77%
Since Inception[2]	0.19%	-0.37%
CLASS C SHARES
1 Year	9.73%	8.73%
5 Years	-3.62%	-3.62%
Since Inception[2]	-0.53%	-0.53%
ADVISOR CLASS SHARES[3]
1 Year	10.87%	10.87%
5 Years	-2.64%	-2.64%
Since Inception[2]	0.48%	0.48%
CLASS R SHARES[3]
1 Year	10.29%	10.29%
5 Years	-3.14%	-3.14%
Since Inception[2]	-0.02%	-0.02%
CLASS K SHARES[3]
1 Year	10.48%	10.48%
5 Years	-2.90%	-2.90%
Since Inception[2]	0.23%	0.23%
CLASS I SHARES[3]
1 Year	10.98%	10.98%
5 Years	-2.59%	-2.59%
Since Inception[2]	0.52%	0.52%
CLASS Z SHARES[3]
1 Year	10.98%	10.98%
Since Inception[2]	-2.59%	-2.59%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 0.92%, 1.38%, 2.13%, 1.12%, 1.68%, 1.37%, 0.94% and 0.94% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.17%, 0.92%, 1.32%, 2.07%, 1.07%, 1.57%, 1.32%, 0.93% and 0.94% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception date for Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class Shares is 3/8/2010; the inception date for Class Z Shares is 1/31/2014.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	7.57%
5 Years	-3.22%
Since Inception[2]	0.13%
CLASS 2 SHARES[1]
1 Year	7.90%
5 Years	-2.97%
Since Inception[2]	0.39%
CLASS A SHARES
1 Year	2.73%
5 Years	-4.18%
Since Inception[2]	-0.52%
CLASS C SHARES
1 Year	5.52%
5 Years	-4.02%
Since Inception[2]	-0.67%
ADVISOR CLASS SHARES[3]
1 Year	7.53%
5 Years	-3.07%
Since Inception[2]	0.32%
CLASS R SHARES[3]
1 Year	7.06%
5 Years	-3.55%
Since Inception[2]	-0.17%
CLASS K SHARES[3]
1 Year	7.25%
5 Years	-3.31%
Since Inception[2]	0.08%
CLASS I SHARES[3]
1 Year	7.75%
5 Years	-3.00%
Since Inception[2]	0.38%
CLASS Z SHARES[3]
1 Year	7.75%
Since Inception[2]	-2.95%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception date for Class 1, Class 2, Class A, Class C, Class R, Class K, Class I and Advisor Class Shares is 3/8/2010; the inception date for Class Z Shares is 1/31/2014.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,053.30	$6.57	1.27%	$6.73	1.30%
Hypothetical**	$1,000	$1,018.80	$6.46	1.27%	$6.62	1.30%
Class C
Actual	$1,000	$1,048.70	$10.43	2.02%	$10.64	2.06%
Hypothetical**	$1,000	$1,015.02	$10.26	2.02%	$10.46	2.06%
Advisor Class
Actual	$1,000	$1,055.80	$5.29	1.02%	$5.44	1.05%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%	$5.35	1.05%
Class R
Actual	$1,000	$1,052.70	$7.97	1.54%	$8.17	1.58%
Hypothetical**	$1,000	$1,017.44	$7.83	1.54%	$8.03	1.58%
Class K
Actual	$1,000	$1,053.90	$6.57	1.27%	$6.78	1.31%
Hypothetical**	$1,000	$1,018.80	$6.46	1.27%	$6.67	1.31%
Class I
Actual	$1,000	$1,056.20	$4.25	0.82%	$4.46	0.86%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.38	0.86%
Class 1
Actual	$1,000	$1,054.20	$5.54	1.07%	$5.70	1.10%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%	$5.60	1.10%
Class 2
Actual	$1,000	$1,055.40	$4.20	0.81%	$4.46	0.86%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%	$4.38	0.86%
Class Z
Actual	$1,000	$1,056.20	$4.25	0.82%	$4.46	0.86%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.38	0.86%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,402.9

PORTFOLIO BREAKDOWN1

Commodity Related Derivatives	46.0%
Real Estate Stocks	22.4%
Commodity Related Stocks	19.5%
Inflation Sensitive	12.1%

1	All data are as of October 31, 2017. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2	The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

1	All data are as of October 31, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Argentina, Austria, Brazil, Chile, Czech Republic, Denmark, Finland, Indonesia, Ireland, Israel, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, South Africa, Sweden, Switzerland, Thailand and Turkey.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

TEN LARGEST HOLDINGS1

October 31, 2017 (unaudited)

Security	U.S. $ Value	Percent of Net Assets
Japanese Government CPI Linked Bond Series 21	$124,153,893	8.8%
Royal Dutch Shell PLC – Class A & Class B	47,743,283	3.4
Vanguard Global ex-U.S. Real Estate ETF	29,010,928	2.1
iShares MSCI Europe Financials ETF	27,434,278	2.0
Chevron Corp.	26,787,974	1.9
Exxon Mobil Corp.	23,008,267	1.6
iShares MSCI Global Metals & Mining Producers ETF	19,990,428	1.4
BP PLC	18,752,135	1.3
SPDR S&P Dividend ETF	14,203,448	1.0
iShares Global Financials ETF	14,159,905	1.0
	$345,244,539	24.5%

1	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2017

Company	Shares	U.S. $ Value

COMMON STOCKS – 62.0%
Real Estate – 23.2%
Diversified Real Estate Activities – 1.7%
Ayala Land, Inc.	1,737,660	$1,455,395
City Developments Ltd.	351,900	3,341,950
Kerry Properties Ltd.	485,000	2,182,645
Leopalace21 Corp.	222,600	1,662,207
Mitsubishi Estate Co., Ltd.	100,100	1,815,266
Mitsui Fudosan Co., Ltd.	305,500	7,130,667
Pakuwon Jati Tbk PT	2,687,500	124,807
Shenzhen Investment Ltd.	348,000	155,248
Sumitomo Realty & Development Co., Ltd.	41,000	1,373,180
Sun Hung Kai Properties Ltd.	62,000	1,014,282
Tokyo Tatemono Co., Ltd.	127,300	1,785,807
Wharf Holdings Ltd. (The)	273,000	2,486,524

		24,527,978

Diversified REITs – 3.0%
Activia Properties, Inc.	383	1,498,923
Armada Hoffler Properties, Inc.	230,640	3,291,233
Empire State Realty Trust, Inc. – Class A	202,790	4,065,939
Fibra Uno Administracion SA de CV	304,899	478,379
GPT Group (The)	970,021	3,787,758
Gramercy Property Trust	135,522	4,025,003
Growthpoint Properties Ltd.	1,371,365	2,378,791
H&R Real Estate Investment Trust	123,050	2,043,044
Hispania Activos Inmobiliarios SOCIMI SA	107,650	1,856,488
Hulic Reit, Inc.	1,133	1,580,899
ICADE	28,560	2,495,108
KLCCP Stapled Group	51,300	97,009
Liberty Property Trust	86,410	3,705,261
Mapletree Greater China Commercial Trust(a)	215,400	185,692
Merlin Properties Socimi SA	169,009	2,231,613
Mirvac Group	2,326,490	4,300,162
Redefine Properties Ltd.	567,048	425,524
SA Corporate Real Estate Ltd.	1,499,301	507,941
Washington Real Estate Investment Trust	114,370	3,681,570

		42,636,337

Health Care REITs – 1.2%
Healthcare Realty Trust, Inc.	82,430	2,657,543
Medical Properties Trust, Inc.	241,080	3,189,488
Sabra Health Care REIT, Inc.	141,930	2,827,246
Welltower, Inc.	119,480	8,000,381

		16,674,658

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotel & Resort REITs – 0.9%
MGM Growth Properties LLC – Class A	113,400	$3,346,434
Park Hotels & Resorts, Inc.	104,350	3,004,237
RLJ Lodging Trust	183,090	3,965,729
Summit Hotel Properties, Inc.	126,569	2,001,056

		12,317,456

Industrial REITs – 1.7%
Goodman Group	241,282	1,547,039
LaSalle Logiport REIT	1,677	1,577,846
Macquarie Mexico Real Estate Management SA de CV(b)	91,367	110,326
Mapletree Logistics Trust	2,661,450	2,480,211
PLA Administradora Industrial S de RL de CV(b)	1,810,150	2,773,988
Prologis, Inc.	20,870	1,347,785
Pure Industrial Real Estate Trust	320,990	1,657,076
Rexford Industrial Realty, Inc.	114,120	3,388,223
Segro PLC	372,682	2,690,429
STAG Industrial, Inc.	162,500	4,436,250
Tritax Big Box REIT PLC	825,580	1,615,136

		23,624,309

Office REITs – 3.2%
Alexandria Real Estate Equities, Inc.	38,082	4,720,645
Allied Properties Real Estate Investment Trust	67,454	2,161,498
Axiare Patrimonio SOCIMI SA	99,700	1,869,781
Beni Stabili SpA SIIQ	2,102,800	1,861,579
Boston Properties, Inc.	17,572	2,129,375
Brandywine Realty Trust	123,220	2,155,118
Champion REIT	2,328,000	1,680,116
Columbia Property Trust, Inc.	121,534	2,683,471
Corporate Office Properties Trust	75,200	2,401,136
Daiwa Office Investment Corp.	344	1,670,006
Derwent London PLC	87,470	3,108,906
Hibernia REIT PLC	524,570	901,291
Hudson Pacific Properties, Inc.	135,160	4,571,111
Investa Office Fund	599,700	2,059,561
Japan Real Estate Investment Corp.	375	1,758,055
Mack-Cali Realty Corp.	86,950	1,979,851
MCUBS MidCity Investment Corp.	516	1,708,579
SL Green Realty Corp.	28,420	2,719,225
Workspace Group PLC	235,740	2,770,918

		44,910,222

Real Estate Development – 2.3%
AP Thailand PCL	259,000	69,389
Bumi Serpong Damai Tbk PT	854,100	108,404

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

China Evergrande Group(b)(c)	395,000	$1,523,655
China Jinmao Holdings Group Ltd.	556,000	249,868
China Overseas Land & Investment Ltd.	2,508,790	8,146,081
China Resources Land Ltd.	850,874	2,539,422
China Vanke Co., Ltd. – Class H	156,700	557,811
CIFI Holdings Group Co., Ltd.	4,810,000	2,681,626
Ciputra Development Tbk PT	1,207,887	107,764
CK Asset Holdings Ltd.	1,023,500	8,423,232
Country Garden Holdings Co., Ltd.	860,000	1,363,279
Guangzhou R&F Properties Co., Ltd. – Class H	107,600	229,437
IOI Properties Group Bhd	203,100	95,469
Longfor Properties Co., Ltd.	161,650	377,602
Mah Sing Group Bhd	177,350	64,590
Quality Houses PCL	757,666	67,054
Shimao Property Holdings Ltd.	139,500	292,417
Sino-Ocean Group Holding Ltd.	333,930	218,072
Summarecon Agung Tbk PT	1,182,800	90,283
Sunac China Holdings Ltd.(c)	204,000	1,039,355
Supalai PCL	98,600	73,015
TAG Immobilien AG	112,590	1,941,037
Times Property Holdings Ltd.	1,582,000	1,634,177
UEM Sunrise Bhd(b)	179,600	47,106

		31,940,145

Real Estate Operating Companies – 2.0%
Aroundtown SA	357,890	2,513,834
Ascendas India Trust	78,900	66,565
BR Malls Participacoes SA	256,115	992,736
BUWOG AG(b)	78,117	2,253,025
CA Immobilien Anlagen AG	94,149	2,686,901
Central Pattana PCL	290,351	694,850
Deutsche Wohnen SE	71,590	3,064,075
Entra ASA(a)	190,538	2,624,330
Fabege AB	136,880	2,890,257
Hongkong Land Holdings Ltd.	438,100	3,177,486
Iguatemi Empresa de Shopping Centers SA	6,800	79,988
Multiplan Empreendimentos Imobiliarios SA	9,180	200,645
Parque Arauco SA	353,110	1,020,299
SM Prime Holdings, Inc.	1,146,700	822,658
Vonovia SE	119,603	5,283,278

		28,370,927

Residential REITs – 2.7%
American Homes 4 Rent – Class A	205,120	4,364,954
Camden Property Trust	41,750	3,809,270
Education Realty Trust, Inc.	62,664	2,186,974
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	3,061,793	2,136,821
Essex Property Trust, Inc.	24,600	6,455,778

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Independence Realty Trust, Inc.	238,870	$2,424,530
Japan Rental Housing Investments, Inc.	2,717	1,878,160
Killam Apartment Real Estate Investment Trust	165,450	1,694,128
Mid-America Apartment Communities, Inc.	48,830	4,997,750
Sun Communities, Inc.	50,727	4,578,619
UNITE Group PLC (The)	293,355	2,739,025

		37,266,009

Retail REITs – 3.4%
Brixmor Property Group, Inc.	192,930	3,370,487
Eurocommercial Properties NV	51,900	2,161,291
Frontier Real Estate Investment Corp.	473	1,853,230
Fukuoka REIT Corp.	1,388	1,968,993
Hyprop Investments Ltd.	27,899	209,853
IGB Real Estate Investment Trust	184,600	71,947
Kenedix Retail REIT Corp.	845	1,667,583
Klepierre SA	64,166	2,554,327
Link REIT	801,901	6,741,825
Lippo Malls Indonesia Retail Trust	222,100	70,878
National Retail Properties, Inc.(c)	105,620	4,243,812
Realty Income Corp.	104,840	5,626,763
Resilient REIT Ltd.	30,118	300,014
Retail Opportunity Investments Corp.	115,940	2,084,601
Simon Property Group, Inc.	75,202	11,681,127
Urban Edge Properties	126,950	2,978,247

		47,584,978

Specialized REITs – 1.1%
Digital Realty Trust, Inc.	51,650	6,117,426
Equinix, Inc.	5,620	2,604,870
National Storage Affiliates Trust	145,950	3,618,100
Public Storage	12,430	2,576,118

		14,916,514

		324,769,533

Energy – 17.6%
Integrated Oil & Gas – 11.6%
BP PLC	2,764,718	18,752,136
Chevron Corp.	231,150	26,787,974
Eni SpA	693,350	11,334,893
Exxon Mobil Corp.	276,044	23,008,267
Galp Energia SGPS SA	180,700	3,359,585
LUKOIL PJSC (Sponsored ADR)	107,710	5,711,861
PetroChina Co., Ltd. – Class H	8,906,000	5,821,837
Petroleo Brasileiro SA (Preference Shares)(b)	644,900	3,306,017
Repsol SA	268,310	5,027,967
Royal Dutch Shell PLC – Class A	78,214	2,462,783

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	1,406,346	$45,280,500
TOTAL SA	121,669	6,781,598
YPF SA (Sponsored ADR)	216,840	5,325,590

		162,961,008

Oil & Gas Equipment & Services – 0.6%
Aker Solutions ASA(a)(b)	335,670	1,845,724
C&J Energy Services, Inc.(b)	111,580	3,178,914
Petrofac Ltd.	160,371	893,433
Petroleum Geo-Services ASA(b)(c)	801,545	1,318,491
TMK PJSC (GDR)(a)	145,743	801,586

		8,038,148

Oil & Gas Exploration & Production – 4.4%
Aker BP ASA	151,141	3,481,797
Anadarko Petroleum Corp.	153,328	7,569,803
Canadian Natural Resources Ltd. (Toronto)	299,377	10,447,215
CNOOC Ltd.	3,187,000	4,351,507
Concho Resources, Inc.(b)	21,840	2,931,146
Continental Resources, Inc./OK(b)	109,673	4,464,788
Devon Energy Corp.	182,680	6,740,892
EOG Resources, Inc.	134,613	13,443,800
Gran Tierra Energy, Inc.(b)	777,310	1,693,079
Inpex Corp.	207,500	2,221,741
SM Energy Co.	218,232	4,654,889

		62,000,657

Oil & Gas Refining & Marketing – 1.0%
Cosan SA Industria e Comercio	132,000	1,509,125
HollyFrontier Corp.	89,550	3,308,873
JXTG Holdings, Inc.	983,600	5,079,110
Tupras Turkiye Petrol Rafinerileri AS	93,230	3,359,028

		13,256,136

		246,255,949

Materials – 7.6%
Aluminum – 0.7%
Alcoa Corp.(b)	153,280	7,323,719
Aluminum Corp. of China Ltd. – Class H(b)	3,780,000	3,036,068

		10,359,787

Construction Materials – 0.6%
Anhui Conch Cement Co., Ltd. – Class H	725,500	3,107,819
BBMG Corp. – Class H	764,000	381,268
CRH PLC	50,904	1,915,616
Fletcher Building Ltd.	303,850	1,532,688
Grupo Cementos de Chihuahua SAB de CV	407,947	1,936,773

		8,874,164

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Copper – 0.6%
Antofagasta PLC	230,680	$2,923,550
First Quantum Minerals Ltd.	261,950	2,929,958
Lundin Mining Corp.	202,160	1,541,938
OZ Minerals Ltd.	256,170	1,581,867

		8,977,313

Diversified Chemicals – 0.1%
Huntsman Corp.	37,763	1,209,171

Diversified Metals & Mining – 2.3%
Boliden AB	151,980	5,318,048
Glencore PLC(b)	2,349,886	11,333,968
MMC Norilsk Nickel PJSC (ADR) (London)	278,980	5,148,901
Orocobre Ltd.(b)(c)	251,940	937,570
Rio Tinto PLC	82,780	3,912,233
Sumitomo Metal Mining Co., Ltd.	69,400	2,737,940
Syrah Resources Ltd.(b)(c)	566,249	1,465,015
Vedanta Resources PLC	133,870	1,578,666

		32,432,341

Fertilizers & Agricultural Chemicals – 1.0%
Agrium, Inc. (Toronto)	7,163	779,818
Monsanto Co.	52,055	6,303,861
Mosaic Co. (The)	168,704	3,768,847
Potash Corp. of Saskatchewan, Inc.	45,786	891,161
Syngenta AG (REG)	5,051	2,329,884

		14,073,571

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	3,582	217,874

Gold – 0.9%
Agnico Eagle Mines Ltd.	162,607	7,260,029
Detour Gold Corp.(b)	141,570	1,508,866
Evolution Mining Ltd.	1,358,430	2,440,283
Polyus PJSC (GDR)(a)	39,920	1,643,446
Real Gold Mining Ltd.(b)(d)(e)(f)	811,000	– 0	–

		12,852,624

Metal & Glass Containers – 0.1%
CCL Industries, Inc. – Class B	28,500	1,373,638

Paper Packaging – 0.0%
Amcor Ltd./Australia	49,271	597,977

Paper Products – 0.2%
Mondi PLC	20,054	484,990
Oji Holdings Corp.	44,000	257,884

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Stora Enso Oyj – Class R	30,089	$470,237
UPM-Kymmene Oyj	29,133	874,930

		2,088,041

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	58,080	1,354,167

Specialty Chemicals – 0.6%
Ecolab, Inc.	15,191	1,984,856
Johnson Matthey PLC	54,369	2,440,934
PPG Industries, Inc.	16,305	1,895,293
Sherwin-Williams Co. (The)	1,615	638,167
Sika AG	130	962,191

		7,921,441

Steel – 0.4%
APERAM SA	30,550	1,642,753
Yamato Kogyo Co., Ltd.	123,500	3,303,506

		4,946,259

		107,278,368

Software & Services – 1.3%
Application Software – 0.2%
ANSYS, Inc.(b)	1,345	183,875
Dassault Systemes SE	5,488	582,586
Intuit, Inc.	13,757	2,077,582

		2,844,043

Data Processing & Outsourced Services – 0.2%
Automatic Data Processing, Inc.	18,078	2,101,749
Wirecard AG	8,013	796,092

		2,897,841

Internet Software & Services – 0.3%
Alphabet, Inc. – Class C(b)	2,458	2,498,901
Facebook, Inc. – Class A(b)	5,339	961,340
United Internet AG	15,949	1,011,492

		4,471,733

IT Consulting & Other Services – 0.2%
Capgemini SE	4,761	578,385
Fujitsu Ltd.	238,000	1,854,614

		2,432,999

Systems Software – 0.4%
Check Point Software Technologies Ltd.(b)	10,652	1,253,847
Microsoft Corp.	19,406	1,614,191
Red Hat, Inc.(b)	11,486	1,387,853
Trend Micro, Inc./Japan	35,800	1,919,726

		6,175,617

		18,822,233

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals & Biotechnology – 1.3%
Biotechnology – 0.4%
Actelion Ltd. (REG)(b)	4,839	$1,352,191
Alexion Pharmaceuticals, Inc.(b)	14,155	1,693,787
Amgen, Inc.	13,478	2,361,615

		5,407,593

Life Sciences Tools & Services – 0.0%
Agilent Technologies, Inc.	2,680	182,320

Pharmaceuticals – 0.9%
Astellas Pharma, Inc.	147,100	1,957,733
Ipsen SA	1,252	151,376
Johnson & Johnson	27,614	3,849,668
Mitsubishi Tanabe Pharma Corp.	47,300	1,041,044
Novo Nordisk A/S – Class B	47,430	2,361,484
Roche Holding AG	7,109	1,643,110
Sino Biopharmaceutical Ltd.	824,000	963,569
Sumitomo Dainippon Pharma Co., Ltd.	55,400	790,684
Zoetis, Inc.	4,242	270,724

		13,029,392

		18,619,305

Capital Goods – 1.3%
Aerospace & Defense – 0.3%
BAE Systems PLC	142,167	1,119,897
United Technologies Corp.	19,326	2,314,482

		3,434,379

Agricultural & Farm Machinery – 0.3%
Deere & Co.	14,880	1,977,254
Toro Co. (The)	27,023	1,698,396

		3,675,650

Construction & Engineering – 0.1%
China Railway Group Ltd. – Class H	2,034,000	1,634,936

Electrical Components & Equipment – 0.1%
Legrand SA	26,119	1,938,303

Industrial Conglomerates – 0.2%
3M Co.	11,360	2,614,958

Industrial Machinery – 0.2%
Atlas Copco AB – Class A(c)	16,589	727,452
Atlas Copco AB – Class B	14,749	585,509
Graco, Inc.	14,528	1,914,645
Sandvik AB	9,919	181,056

		3,408,662

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.1%
Ferguson PLC	12,356	$864,055

		17,570,943

Food Beverage & Tobacco – 1.1%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	106,634	4,358,132
Bunge Ltd.	7,615	523,759
Ingredion, Inc.	3,942	494,130

		5,376,021

Brewers – 0.1%
Tsingtao Brewery Co., Ltd. – Class H	256,000	1,072,048

Distillers & Vintners – 0.1%
Davide Campari-Milano SpA	117,540	941,114

Packaged Foods & Meats – 0.3%
Danone SA	2,181	178,255
Mondelez International, Inc. – Class A	46,604	1,930,804
Nestle SA (REG)	17,422	1,465,861
Tyson Foods, Inc. – Class A	22,000	1,604,020

		5,178,940

Soft Drinks – 0.1%
PepsiCo, Inc.	21,930	2,417,344

Tobacco – 0.1%
Altria Group, Inc.	16,715	1,073,437

		16,058,904

Transportation – 1.1%
Air Freight & Logistics – 0.2%
FedEx Corp.	2,906	656,204
Kuehne & Nagel International AG (REG)	10,041	1,754,321

		2,410,525

Airlines – 0.0%
International Consolidated Airlines Group SA	19,574	165,218

Airport Services – 0.1%
Sydney Airport	400,260	2,180,729

Highways & Railtracks – 0.2%
Transurban Group	271,900	2,527,533

Railroads – 0.5%
Canadian National Railway Co. (Toronto)	13,140	1,057,331
CSX Corp.	38,925	1,962,988

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

East Japan Railway Co.	20,900	$2,026,874
Norfolk Southern Corp.	11,178	1,469,013

		6,516,206

Trucking – 0.1%
Landstar System, Inc.	16,580	1,637,275

		15,437,486

Diversified Financials – 1.0%
Asset Management & Custody Banks – 0.3%
Bank of New York Mellon Corp. (The)	21,425	1,102,316
Intermediate Capital Group PLC	100,931	1,303,257
State Street Corp.	17,679	1,626,468
T. Rowe Price Group, Inc.	3,099	287,897

		4,319,938

Consumer Finance – 0.1%
Discover Financial Services	29,698	1,975,808

Diversified Capital Markets – 0.2%
Investec PLC	115,109	787,647
Macquarie Group Ltd.	17,751	1,339,133

		2,126,780

Financial Exchanges & Data – 0.1%
CME Group, Inc. – Class A	14,975	2,054,121

Investment Banking & Brokerage – 0.3%
Charles Schwab Corp. (The)	48,337	2,167,431
Goldman Sachs Group, Inc. (The)	8,273	2,006,037

		4,173,468

		14,650,115

Banks – 1.0%
Diversified Banks – 0.5%
JPMorgan Chase & Co.	36,845	3,706,975
Komercni banka as	18,251	784,587
Swedbank AB – Class A	70,203	1,742,280
Toronto-Dominion Bank (The)	25,572	1,453,725

		7,687,567

Regional Banks – 0.3%
Cullen/Frost Bankers, Inc.	6,681	658,079
First Republic Bank/CA	18,088	1,761,771
SVB Financial Group(b)	8,158	1,788,886

		4,208,736

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.2%
Aareal Bank AG	58,010	$2,411,904

		14,308,207

Food & Staples Retailing – 0.8%
Food Distributors – 0.1%
Sysco Corp.	27,651	1,537,949

Food Retail – 0.4%
Dairy Farm International Holdings Ltd.(c)	149,700	1,224,350
Kesko Oyj – Class B	31,958	1,632,052
Woolworths Ltd.	92,511	1,833,999

		4,690,401

Hypermarkets & Super Centers – 0.3%
Costco Wholesale Corp.	11,386	1,834,057
Wal-Mart Stores, Inc.	29,244	2,553,293

		4,387,350

		10,615,700

Retailing – 0.7%
Apparel Retail – 0.3%
Ross Stores, Inc.	30,008	1,905,208
Shimamura Co., Ltd.	4,100	456,773
TJX Cos., Inc. (The)	28,231	1,970,524

		4,332,505

Automotive Retail – 0.0%
USS Co., Ltd.	16,700	337,588

General Merchandise Stores – 0.1%
Dollarama, Inc.	14,292	1,590,942

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.(b)	1,037	1,146,175
Expedia, Inc.	9,232	1,150,861
Liberty Interactive Corp. QVC Group – Class A(b)	56,227	1,277,478

		3,574,514

Specialty Stores – 0.0%
JD Sports Fashion PLC	35,850	170,268

		10,005,817

Consumer Services – 0.6%
Casinos & Gaming – 0.1%
Aristocrat Leisure Ltd.	104,917	1,896,717

Hotels, Resorts & Cruise Lines – 0.1%
Wyndham Worldwide Corp.	7,771	830,331

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Restaurants – 0.4%
McDonald’s Corp.	15,674	$2,616,147
Sodexo SA	4,558	579,882
SSP Group PLC	251,165	1,950,567

		5,146,596

		7,873,644

Semiconductors & Semiconductor Equipment – 0.5%
Semiconductor Equipment – 0.3%
Applied Materials, Inc.	40,307	2,274,524
ASML Holding NV	1,197	215,974
KLA-Tencor Corp.	14,010	1,525,549

		4,016,047

Semiconductors – 0.2%
Maxim Integrated Products, Inc.	10,866	570,900
STMicroelectronics NV	89,676	2,112,250

		2,683,150

		6,699,197

Health Care Equipment & Services – 0.4%
Health Care Equipment – 0.4%
Cochlear Ltd.	14,754	1,987,427
Stryker Corp.	14,369	2,225,327
Varian Medical Systems, Inc.(b)	18,134	1,889,382

		6,102,136

Household & Personal Products – 0.4%
Household Products – 0.3%
Colgate-Palmolive Co.	28,519	2,009,163
Henkel AG & Co. KGaA	4,466	563,266
Procter & Gamble Co. (The)	13,637	1,177,419

		3,749,848

Personal Products – 0.1%
Hengan International Group Co., Ltd.	28,500	281,049
L’Oreal SA	1,694	377,023
Pola Orbis Holdings, Inc.	32,500	1,035,921

		1,693,993

		5,443,841

Insurance – 0.4%
Life & Health Insurance – 0.2%
CNP Assurances	61,097	1,421,269
Legal & General Group PLC	149,831	531,236

		1,952,505

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-line Insurance – 0.0%
Topdanmark A/S(b)	4,955	$203,694

Property & Casualty Insurance – 0.2%
Chubb Ltd.	13,684	2,063,821
CNA Financial Corp.	18,306	990,903

		3,054,724

		5,210,923

Consumer Durables & Apparel – 0.4%
Apparel, Accessories & Luxury Goods – 0.2%
adidas AG	2,417	537,983
Ralph Lauren Corp.	20,671	1,848,608

		2,386,591

Consumer Electronics – 0.0%
Panasonic Corp.	41,200	622,093

Footwear – 0.1%
ANTA Sports Products Ltd.	210,000	939,301

Home Furnishings – 0.0%
Mohawk Industries, Inc.(b)	659	172,500

Homebuilding – 0.1%
Construtora Tenda SA(b)	152,600	797,683
Corp. GEO SAB de CV Series B(b)	1,321	102
Cyrela Brazil Realty SA Empreendimentos e Participacoes	32,000	125,210
Desarrolladora Homex SAB de CV(b)	1,590	65
MRV Engenharia e Participacoes SA	32,450	125,483
Urbi Desarrollos Urbanos SAB de CV(b)	172	64

		1,048,607

		5,169,092

Automobiles & Components – 0.4%
Auto Parts & Equipment – 0.2%
Magna International, Inc. (Toronto) – Class A	35,478	1,935,464

Automobile Manufacturers – 0.2%
Nissan Motor Co., Ltd.	130,100	1,265,271
Suzuki Motor Corp.	35,600	1,949,928

		3,215,199

		5,150,663

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware & Equipment – 0.3%
Communications Equipment – 0.2%
Cisco Systems, Inc.	79,781	$2,724,521

Technology Distributors – 0.1%
CDW Corp./DE	27,317	1,912,190

		4,636,711

Information Technology – 0.2%
Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	17,651	2,983,725

Media – 0.2%
Broadcasting – 0.0%
Nippon Television Holdings, Inc.	10,000	180,506

Cable & Satellite – 0.1%
Eutelsat Communications SA	30,185	756,073
Quebecor, Inc. – Class B	2,691	101,541

		857,614

Movies & Entertainment – 0.1%
Regal Entertainment Group – Class A	101,660	1,662,141

		2,700,261

Commercial & Professional Services – 0.1%
Diversified Support Services – 0.0%
Cintas Corp.	1,510	225,050

Human Resource & Employment Services – 0.1%
Robert Half International, Inc.	23,363	1,209,503

Security & Alarm Services – 0.0%
Prosegur Cia de Seguridad SA	60,516	461,823

		1,896,376

Utilities – 0.1%
Electric Utilities – 0.1%
Xcel Energy, Inc.	15,134	749,436

Gas Utilities – 0.0%
China Gas Holdings Ltd.	192,000	583,703

Multi-Utilities – 0.0%
Consolidated Edison, Inc.	6,445	554,592

		1,887,731

Total Common Stocks (cost $808,108,055)		870,146,860

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 26.7%
Japan – 8.9%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	13,425,505	$124,153,894

United States – 17.8%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)	$	63,915	63,957,423
1.125%, 1/15/21 (TIPS)(g)		60,208	62,437,851
1.375%, 7/15/18 (TIPS)		24,064	24,432,351
1.625%, 1/15/18 (TIPS)		49,448	49,664,586
1.875%, 7/15/19 (TIPS)		19,340	20,104,652
2.125%, 1/15/19 (TIPS)		28,663	29,469,451

			250,066,314

Total Inflation-Linked Securities (cost $381,028,382)			374,220,208

		Shares
INVESTMENT COMPANIES – 9.4%
Funds and Investment Trusts – 9.4%(h)
BB Progressivo II FII		18,657	878,299
iShares Global Financials ETF		209,064	14,159,905
iShares MSCI Europe Financials ETF(c)		1,185,066	27,434,278
iShares MSCI Global Gold Miners ETF		39,330	705,580
iShares MSCI Global Metals & Mining Producers ETF(c)		630,414	19,990,428
SPDR S&P Dividend ETF		153,584	14,203,448
Vanguard Dividend Appreciation ETF(c)		144,195	13,955,192
Vanguard Global ex-U.S. Real Estate ETF(c)		486,271	29,010,928
Vanguard REIT ETF		133,097	10,940,573

Total Investment Companies (cost $122,368,753)			131,278,631

WARRANTS – 0.0%
Real Estate – 0.0%
Diversified Real Estate Activities – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(b)		12,100	429

Real Estate Development – 0.0%
Supalai Public Co., expiring 10/19/18(b)(d)(e)(f)		19,325	11,983

Total Warrants (cost $9,485)			12,412

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(h)(i)(j) (cost $20,771,907)	20,771,907	$20,771,907

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $1,332,286,582)		1,396,430,018

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(h)(i)(j) (cost $15,609,061)	15,609,061	15,609,061

Total Investments – 100.7% (cost $1,347,895,643)		1,412,039,079

Other assets less liabilities – (0.7)%		(9,167,206)

Net Assets – 100.0%		$1,402,871,873

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	242	January 2018	USD	242	$13,922,700	$14,747,480	$824,780
Coffee C Futures	76	December 2017	USD	2,850	3,545,511	3,565,349	19,838
Copper Futures	118	December 2017	USD	2,950	9,406,948	9,147,950	(258,998)
Cotton No.2 Futures	87	December 2017	USD	4,350	3,001,127	2,974,530	(26,597)
Gold 100 OZ Futures	128	December 2017	USD	13	16,358,367	16,262,400	(95,967)
KC HRW Wheat Futures	103	December 2017	USD	515	2,228,632	2,144,975	(83,657)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
LME Nickel Futures	75	December 2017	USD	1	$5,445,796	$5,524,875	$79,079
LME Primary Aluminum Futures	142	December 2017	USD	4	7,431,334	7,641,375	210,041
Natural Gas Futures	903	November 2017	USD	9,030	27,908,344	26,150,880	(1,757,464)
NY Harbor ULSD Futures	173	November 2017	USD	7,266	12,840,369	13,663,713	823,344
Platinum Futures	176	January 2018	USD	9	8,069,901	8,092,480	22,579
Soybean Futures	27	January 2018	USD	135	1,345,935	1,329,413	(16,522)
Soybean Meal Futures	243	December 2017	USD	24	7,590,483	7,576,740	(13,743)
Sugar 11 (World) Futures	524	February 2018	USD	58,688	8,578,305	8,650,611	72,306
Wheat (CBT) Futures	65	December 2017	USD	325	1,419,992	1,360,125	(59,867)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	53	December 2017	JPY	5,300,000	70,414,801	70,136,845	277,956
10 Yr Mini Japan Government Bond Futures	144	December 2017	JPY	1,440,000	19,130,198	19,058,581	71,617
Cattle Feeder Futures	30	November 2017	USD	1,500	2,332,053	2,391,375	(59,322)
Gasoline RBOB Futures	28	November 2017	USD	1,176	1,942,285	2,037,420	(95,135)
Lean Hogs Futures	199	December 2017	USD	7,960	4,990,776	5,412,800	(422,024)
Live Cattle Futures	49	December 2017	USD	1,960	2,428,307	2,462,250	(33,943)
LME Nickel Futures	75	December 2017	USD	1	4,977,215	5,524,875	(547,660)
LME Primary Aluminum Futures	142	December 2017	USD	4	7,600,161	7,641,375	(41,214)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Palladium Futures	36	December 2017	USD	4	$3,416,904	$3,524,940	$(108,036)
Soybean Oil Futures	215	December 2017	USD	12,900	4,442,781	4,482,750	(39,969)
U.S. T-Note 5 Yr (CBT) Futures	103	December 2017	USD	10,300	12,173,275	12,070,312	102,963
U.S. T-Note 5 Yr (CBT) Futures	99	December 2017	USD	9,900	11,700,516	11,601,563	98,953
WTI Crude Futures	141	November 2017	USD	141	7,118,956	7,667,580	(548,624)

							$(1,605,286)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	3,584	USD	2,788	12/18/17	$46,341
Bank of America, NA	BRL	61,619	USD	19,378	11/03/17	541,958
Bank of America, NA	USD	18,804	BRL	61,619	11/03/17	32,190
Bank of America, NA	IDR	1,049,128,165	USD	77,387	11/16/17	92,879
Bank of America, NA	USD	34,396	RUB	1,986,294	11/22/17	(485,933)
Bank of America, NA	USD	28,381	TWD	860,016	11/22/17	191,250
Bank of America, NA	BRL	53,100	USD	17,001	12/04/17	834,846
Bank of America, NA	PHP	1,029,557	USD	19,855	12/13/17	4,670
Bank of America, NA	CHF	50,592	USD	53,456	12/18/17	2,584,366
Bank of America, NA	CLP	3,845,681	USD	6,211	12/18/17	171,905
Bank of America, NA	CZK	1,047,676	USD	48,514	12/18/17	819,821
Bank of America, NA	GBP	36,383	USD	48,191	12/18/17	(198,607)
Bank of America, NA	HUF	4,330,694	USD	17,026	12/18/17	791,549
Bank of America, NA	PLN	295,765	USD	80,569	12/18/17	(701,107)
Bank of America, NA	SEK	302,833	USD	38,416	12/18/17	2,140,880
Bank of America, NA	USD	52,949	JPY	5,938,556	12/18/17	(606,509)
Bank of America, NA	USD	30,278	MXN	552,486	12/18/17	(1,685,263)
Bank of America, NA	USD	36,700	NOK	282,857	12/18/17	(2,029,392)
Bank of America, NA	USD	59,211	PLN	209,876	12/18/17	(1,541,272)
Bank of America, NA	USD	21,303	RUB	1,230,326	12/18/17	(370,047)
Bank of America, NA	USD	23,915	TRY	87,211	12/18/17	(1,239,641)
Bank of America, NA	USD	6,443	ZAR	88,908	12/18/17	(204,415)
Barclays Bank PLC	CNY	38,816	USD	5,891	11/16/17	41,770
Barclays Bank PLC	USD	40,466	IDR	534,148,221	11/16/17	(1,112,853)
Barclays Bank PLC	RUB	934,369	USD	16,008	11/22/17	56,024
Barclays Bank PLC	TWD	1,740,300	USD	58,316	11/22/17	499,153
Barclays Bank PLC	INR	352,703	USD	5,366	11/29/17	(70,143)
Barclays Bank PLC	USD	41,623	INR	2,681,913	11/29/17	(284,858)
Barclays Bank PLC	GBP	4,640	USD	6,182	12/18/17	10,325
Barclays Bank PLC	INR	24,153	USD	374	12/18/17	2,134
Barclays Bank PLC	JPY	13,382,576	USD	123,409	12/18/17	5,454,484

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	MXN	85,390	USD	4,710	12/18/17	$290,957
Barclays Bank PLC	USD	11,690	CAD	14,481	12/18/17	(459,922)
Barclays Bank PLC	USD	4,988	CNY	32,960	12/18/17	(35,021)
Barclays Bank PLC	USD	542	IDR	7,296,674	12/18/17	(6,031)
Barclays Bank PLC	USD	1,101	KRW	1,241,217	12/18/17	9,378
Barclays Bank PLC	USD	3,605	ZAR	47,265	12/18/17	(288,804)
Barclays Bank PLC	USD	1,710	KRW	1,927,712	1/18/18	14,620
BNP Paribas SA	USD	64,833	PHP	3,300,017	12/13/17	(1,207,516)
BNP Paribas SA	AUD	102,030	USD	79,584	12/18/17	1,530,200
BNP Paribas SA	CAD	8,529	USD	7,032	12/18/17	417,471
BNP Paribas SA	EUR	4,267	USD	5,049	12/18/17	65,099
BNP Paribas SA	NZD	88,357	USD	62,927	12/18/17	2,513,815
BNP Paribas SA	USD	63,753	AUD	78,917	12/18/17	(3,380,794)
BNP Paribas SA	USD	4,288	HKD	33,466	12/18/17	4,795
BNP Paribas SA	USD	42,239	NZD	58,032	12/18/17	(2,560,512)
BNP Paribas SA	ZAR	481,544	USD	36,738	12/18/17	2,947,457
Brown Brothers Harriman & Co.	JPY	361,181	USD	3,231	12/18/17	47,635
Citibank, NA	USD	4,096	IDR	54,342,934	11/16/17	(92,428)
Citibank, NA	USD	19,599	RUB	1,134,197	11/22/17	(236,230)
Citibank, NA	ARS	64,871	USD	3,584	12/18/17	9,318
Citibank, NA	CNY	32,960	USD	5,015	12/18/17	61,962
Citibank, NA	KRW	4,723,341	USD	4,166	12/18/17	(58,786)
Citibank, NA	SEK	342,749	USD	43,102	12/18/17	2,045,417
Citibank, NA	USD	49,132	EUR	41,418	12/18/17	(759,807)
Citibank, NA	USD	8,616	NOK	66,910	12/18/17	(414,598)
Citibank, NA	USD	18,722	TRY	65,393	12/18/17	(1,719,034)
Citibank, NA	USD	748	TWD	22,320	12/18/17	(5,049)
Credit Suisse International	USD	16,423	BRL	52,583	12/04/17	(414,489)
Credit Suisse International	PEN	241,167	USD	74,085	12/07/17	6,258
Credit Suisse International	NOK	282,857	USD	35,489	12/18/17	818,163
Credit Suisse International	USD	31,295	SEK	253,143	12/18/17	(971,381)
Deutsche Bank AG	BRL	61,619	USD	18,804	11/03/17	(32,190)
Deutsche Bank AG	USD	18,678	BRL	61,619	11/03/17	158,158
Deutsche Bank AG	BRL	61,619	USD	18,605	12/04/17	(154,348)
Deutsche Bank AG	CLP	4,506,864	USD	7,246	12/07/17	166,977
Deutsche Bank AG	COP	57,735,342	USD	19,550	12/07/17	632,269
Deutsche Bank AG	CAD	12,380	USD	9,913	12/18/17	311,996
Deutsche Bank AG	RUB	1,456,699	USD	25,182	12/18/17	397,802
Deutsche Bank AG	USD	30,557	CHF	29,752	12/18/17	(640,396)
Goldman Sachs Bank USA	USD	26,347	CNY	175,088	11/16/17	35,095
Goldman Sachs Bank USA	USD	26,525	CNY	175,088	11/16/17	(142,525)
Goldman Sachs Bank USA	PHP	2,769,718	USD	53,756	12/13/17	354,556
Goldman Sachs Bank USA	EUR	13,461	USD	16,147	12/18/17	425,589
Goldman Sachs Bank USA	USD	11,680	CAD	14,569	12/18/17	(381,642)
Goldman Sachs Bank USA	USD	33,225	CZK	729,374	12/18/17	(21,662)
Goldman Sachs Bank USA	USD	16,474	JPY	1,785,708	12/18/17	(734,533)
Goldman Sachs Bank USA	USD	5,960	NZD	8,209	12/18/17	(346,878)
Goldman Sachs Bank USA	USD	5,516	PLN	19,457	12/18/17	(169,614)
HSBC Bank USA	TRY	10,523	USD	2,942	12/18/17	205,479
HSBC Bank USA	USD	18,756	MXN	338,529	12/18/17	(1,235,866)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	CNY	29,481	USD	4,475	11/16/17	$32,608
JPMorgan Chase Bank, NA	NOK	109,734	USD	13,766	12/18/17	316,141
JPMorgan Chase Bank, NA	USD	198	COP	584,763	12/18/17	(6,480)
JPMorgan Chase Bank, NA	USD	3,092	KRW	3,482,124	12/18/17	23,431
Royal Bank of Scotland PLC	CHF	2,868	USD	2,949	12/18/17	65,552
Royal Bank of Scotland PLC	SEK	21,712	USD	2,689	12/18/17	87,797
Royal Bank of Scotland PLC	USD	697	CHF	662	12/18/17	(31,029)
Royal Bank of Scotland PLC	USD	7,738	SGD	10,455	12/18/17	(64,903)
Standard Chartered Bank	USD	8,773	AUD	11,023	12/18/17	(340,444)
State Street Bank & Trust Co.	DKK	17,920	USD	2,892	12/18/17	79,368
State Street Bank & Trust Co.	GBP	2,556	USD	3,478	12/18/17	78,434
State Street Bank & Trust Co.	GBP	2,117	USD	2,803	12/18/17	(12,760)
State Street Bank & Trust Co.	JPY	495,123	USD	4,362	12/18/17	(2,508)
State Street Bank & Trust Co.	NZD	58	USD	42	12/18/17	2,103
State Street Bank & Trust Co.	SEK	12,553	USD	1,585	12/18/17	81,635
State Street Bank & Trust Co.	THB	1,927,923	USD	58,295	12/18/17	252,209
State Street Bank & Trust Co.	TRY	5,127	USD	1,447	12/18/17	114,199
State Street Bank & Trust Co.	USD	1,481	CAD	1,861	12/18/17	(38,303)
State Street Bank & Trust Co.	USD	3,232	EUR	2,728	12/18/17	(45,657)
State Street Bank & Trust Co.	USD	98,647	THB	3,285,288	12/18/17	261,070
State Street Bank & Trust Co.	USD	1,501	THB	49,675	12/18/17	(5,016)
State Street Bank & Trust Co.	USD	27,533	KRW	31,175,471	1/18/18	360,775
UBS AG	TWD	203,855	USD	6,842	11/22/17	69,360
UBS AG	GBP	14,288	USD	18,711	12/18/17	(292,031)

						$1,772,466

INFLATION (CPI) SWAPS (see Note D)

		Rate Type
Swap Counterparty & Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA
USD 57,600	10/16/20	1.780%	CPI	#	Maturity/Maturity	$568,414
USD 8,000	3/08/21	2.200%	CPI	#	Maturity/Maturity	(48,975)
Deutsche Bank AG
USD 66,990	3/20/21	2.221%	CPI	#	Maturity/Maturity	(435,899)
USD 13,512	3/25/25	2.205%	CPI	#	Maturity/Maturity	(71,517)
USD 12,679	3/25/25	2.205%	CPI	#	Maturity/Maturity	(67,108)
USD 31,194	3/26/25	2.170%	CPI	#	Maturity/Maturity	(113,447)
USD 18,987	3/26/25	2.195%	CPI	#	Maturity/Maturity	(91,416)
USD 37,880	7/30/25	2.278%	CPI	#	Maturity/Maturity	(303,796)
JPMorgan Chase Bank, NA
USD 76,719	3/30/25	2.170%	CPI	#	Maturity/Maturity	(270,487)
USD 76,719	4/01/25	2.170%	CPI	#	Maturity/Maturity	(275,942)

						$(1,110,173)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2 Index	237,123	0.02%	Quarterly	USD 48,822	9/17/18	$(1,594,712)
Barclays Commodity Strategy 1673	36,009	0.30%	Quarterly	USD 18,950	9/17/18	928,605
Credit Suisse International
Credit Suisse Custom 139 Excess Return Index	131,382	0.41%	Quarterly	USD 35,503	9/17/18	(486,248)
Goldman Sachs International
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	86,275	0.00%	Quarterly	USD 8,627	9/17/18	290,747
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	45,808	0.03%	Quarterly	USD 4,600	9/17/18	134,485
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	408,342	0.12%	Quarterly	USD 80,495	12/15/17	4,515,346
Bloomberg Petroleum Subindex 3 Month Forward	188,903	0.11%	Quarterly	USD 68,179	12/15/17	5,308,635
Bloomberg Precious Metals Subindex 3 Month Forward	278,075	0.11%	Quarterly	USD 51,974	12/15/17	(2,361,176)
Bloomberg Softs Subindex 3 Month Forward	314,559	0.17%	Quarterly	USD 26,678	12/15/17	(1,437,225)
JPMorgan Cross Sectional Momentum R	109,095	0.48%	Quarterly	USD 23,500	9/17/18	622,051
JPMorgan Index	27,571	0.60%	Quarterly	USD 47,000	9/17/18	(276,050)
JPMorgan RCI-24 Index	60,308	0.50%	Quarterly	USD 16,100	9/17/18	693,713

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	1,533,616	0.15%	Quarterly	USD 96,325	12/15/17	$(2,375,211)
Bloomberg Livestock Subindex 3 Month Forward	162,653	0.16%	Quarterly	USD 23,685	12/15/17	2,131,521

						$6,094,481

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $7,100,778 or 0.5% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,311,514,675)	$1,375,658,111	(a)
Affiliated issuers (cost $36,380,968 - including investment of cash collateral for securities loaned of $15,609,061)	36,380,968
Cash collateral due from broker	7,168,392
Foreign currencies, at value (cost $2,189,730)	2,174,353
Unrealized appreciation on forward currency exchange contracts	29,611,693
Unrealized appreciation on total return swaps	14,625,103
Unaffiliated dividends and interest receivable	2,049,129
Receivable for capital stock sold	1,221,640
Unrealized appreciation on inflation swaps	568,414
Affiliated dividends receivable	16,475
Receivable for investment securities sold	732

Total assets	1,469,475,010

Liabilities
Unrealized depreciation on forward currency exchange contracts	27,839,227
Payable for collateral received on securities loaned	15,609,061
Unrealized depreciation on total return swaps	8,530,622
Payable for capital stock redeemed	4,411,266
Payable for investment securities purchased and foreign currency transactions	2,938,014
Cash collateral due to broker	2,888,000
Payable for variation margin on futures	1,234,164
Unrealized depreciation on inflation swaps	1,678,587
Management fee payable	848,240
Distribution fee payable	138,512
Transfer Agent fee payable	24,486
Administrative fee payable	22,705
Directors’ fees payable	2,433
Accrued expenses and other liabilities	437,820

Total liabilities	66,603,137

Net Assets	$1,402,871,873

Composition of Net Assets
Capital stock, at par	$159,376
Additional paid-in capital	1,389,348,047
Undistributed net investment income	19,437,983
Accumulated net realized loss on investment and foreign currency transactions	(75,172,595)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	69,099,062

	$1,402,871,873

(a)	Includes securities on loan with a value of $15,214,109 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,819,011	1,327,254	$8.90	*

C	$1,801,181	203,872	$8.83

Advisor	$27,669,950	3,113,323	$8.89

R	$239,397	27,240	$8.79

K	$2,264,684	257,289	$8.80

I	$16,753,020	1,896,360	$8.83

1	$649,420,559	74,107,525	$8.76

2	$8,962	1,000	$8.96

Z	$692,895,109	78,441,950	$8.83

*	The maximum offering price per share for Class A shares was $9.30 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,130,210)	$22,659,530
Affiliated issuers	317,485
Interest (net of foreign taxes withheld of $10,440)	2,976,719
Securities lending income	131,519
Other income	71	$26,085,324

Expenses
Management fee (see Note B)	8,262,424
Distribution fee—Class A	31,057
Distribution fee—Class C	22,784
Distribution fee—Class R	1,061
Distribution fee—Class K	5,302
Distribution fee—Class 1	1,467,698
Transfer agency—Class A	23,212
Transfer agency—Class C	4,317
Transfer agency—Advisor Class	51,558
Transfer agency—Class R	553
Transfer agency—Class K	4,266
Transfer agency—Class I	3,460
Transfer agency—Class 1	81,618
Transfer agency—Class 2	1
Transfer agency—Class Z	95,674
Custodian	242,184
Registration fees	147,527
Audit and tax	131,152
Legal	82,679
Printing	70,053
Administrative	64,763
Directors’ fees	28,080
Miscellaneous	72,177

Total expenses	10,893,600
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(93,317)

Net expenses		10,800,283

Net investment income		15,285,041

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	17,125,244 (a)
Forward currency exchange contracts	6,445,867
Futures	(4,011,497)
Options written	832,953
Swaps	872,142
Foreign currency transactions	(1,339,258)
Net change in unrealized appreciation/depreciation of:
Investments	54,699,921 (b)
Forward currency exchange contracts	(420,263)
Futures	(1,319,413)
Options written	38,443
Swaps	10,277,474
Foreign currency denominated assets and liabilities	3,476

Net gain on investment and foreign currency transactions	83,205,089

Contributions from Affiliates (see Note B)	8,946

Net Increase in Net Assets from Operations	$98,499,076

(a)	Net of foreign capital gains taxes of $85,653.

(b)	Net of increase in accrued foreign capital gains taxes of $3,373.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,285,041	$7,482,380
Net realized gain (loss) on investment and foreign currency transactions	19,925,451	(51,636,906)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	63,279,638	63,149,061
Contributions from Affiliates (see Note B)	8,946	4,556

Net increase in net assets from operations	98,499,076	18,999,091
Dividends to Shareholders from
Net investment income
Class A	(309,690)	(174,718)
Class C	(38,521)	(11,593)
Advisor Class	(632,286)	(479,187)
Class R	(4,502)	(1,815)
Class K	(47,782)	(27,392)
Class I	(435,380)	(300,575)
Class 1	(12,411,895)	(8,849,158)
Class 2	(227)	(172)
Class Z	(224,457)	(162,962)
Capital Stock Transactions
Net increase	745,154,738	18,834,778

Total increase	829,549,074	27,826,297
Net Assets
Beginning of period	573,322,799	545,496,502

End of period (including undistributed net investment income of $19,437,983 and $7,325,715, respectively)	$1,402,871,873	$573,322,799

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Portfolio”), a non-diversified portfolio. As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2017, consolidated net assets of the Portfolio were $1,402,871,873, of which $151,436,114, or 11%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Real Estate	$208,007,396	$116,762,137	$	– 0	–	$324,769,533
Energy	124,883,819	121,372,130		– 0	–	246,255,949
Materials	49,632,274	57,646,094		– 0	–(a)	107,278,368
Software & Services	12,079,338	6,742,895		– 0	–	18,822,233
Pharmaceuticals & Biotechnology	8,358,114	10,261,191		– 0	–	18,619,305
Capital Goods	10,519,735	7,051,208		– 0	–	17,570,943
Food Beverage & Tobacco	12,401,626	3,657,278		– 0	–	16,058,904
Transportation	6,782,811	8,654,675		– 0	–	15,437,486
Diversified Financials	11,220,078	3,430,037		– 0	–	14,650,115
Banks	10,154,023	4,154,184		– 0	–	14,308,207
Food & Staples Retailing	5,925,299	4,690,401		– 0	–	10,615,700
Retailing	9,211,456	794,361		– 0	–	10,005,817
Consumer Services	3,446,478	4,427,166		– 0	–	7,873,644
Semiconductors & Semiconductor Equipment	4,370,973	2,328,224		– 0	–	6,699,197
Health Care Equipment & Services	4,114,709	1,987,427		– 0	–	6,102,136
Household & Personal Products	3,186,582	2,257,259		– 0	–	5,443,841

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Insurance	$3,054,724		$2,156,199		$	– 0	–	$5,210,923
Consumer Durables & Apparel	3,069,715		2,099,377			– 0	–	5,169,092
Automobiles & Components	1,935,464		3,215,199			– 0	–	5,150,663
Technology Hardware & Equipment	4,636,711		– 0	–		– 0	–	4,636,711
Information Technology	2,983,725		– 0	–		– 0	–	2,983,725
Media	1,763,682		936,579			– 0	–	2,700,261
Commercial & Professional Services	1,434,553		461,823			– 0	–	1,896,376
Utilities	1,304,028		583,703			– 0	–	1,887,731
Inflation-Linked Securities	– 0	–	374,220,208			– 0	–	374,220,208
Investment Companies	131,278,631		– 0	–		– 0	–	131,278,631
Warrants	429		– 0	–		11,983		12,412
Short-Term Investments	20,771,907		– 0	–		– 0	–	20,771,907
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	15,609,061		– 0	–		– 0	–	15,609,061

Total Investments in Securities	672,137,341		739,889,755			11,983		1,412,039,079
Other Financial Instruments(b):
Assets:
Futures	2,603,456		– 0	–		– 0	–	2,603,456	(c)
Forward Currency Exchange Contracts	– 0	–	29,611,693			– 0	–	29,611,693
Inflation (CPI) Swaps	– 0	–	568,414			– 0	–	568,414
Total Return Swaps	– 0	–	14,625,103			– 0	–	14,625,103
Liabilities:
Futures	(4,208,742)		– 0	–		– 0	–	(4,208,742	)(c)
Forward Currency Exchange Contracts	– 0	–	(27,839,227)			– 0	–	(27,839,227)
Inflation (CPI) Swaps	– 0	–	(1,678,587)			– 0	–	(1,678,587)
Total Return Swaps	– 0	–	(8,530,622)			– 0	–	(8,530,622)

Total(d)	$670,532,055		$746,646,529			$11,983		$1,417,190,567

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Real Estate			Common Stocks - Materials(a)			Warrants
Balance as of 10/31/16	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		(29,321)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		166,363			– 0	–		2,499
Purchases		313,672			– 0	–		9,484
Sales		(597,067)			– 0	–		– 0	–
Reclassification		146,353			– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 10/31/17	$	– 0	–	$	– 0	–		$11,983

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$	– 0	–	$	– 0	–		$2,499

	Common Stocks - Equity: Other			Total
Balance as of 10/31/16		$146,353			$146,353
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		(29,321)
Change in unrealized appreciation/depreciation		– 0	–		168,862
Purchases		– 0	–		323,156
Sales		– 0	–		(597,067)
Reclassification		(146,353)			– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/17	$	– 0	–		$11,983

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$	– 0	–		$2,499

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

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The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or

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based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. Effective January 29, 2016 the Expense Caps were increased from 2.00% to 2.05%, 1.00% to 1.05%, 1.50% to 1.55%, 1.25% to 1.30%, 1.00% to 1.05%, 1.25% to 1.30%, 1.00% to 1.05% and 1.00% to 1.05% of the daily average net assets for the Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018. For the year ended October 31, 2017, such reimbursement amounted to $107.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended October 31, 2017 and the year October 31, 2016, the Adviser reimbursed the Portfolio $8,946 and $4,556, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $64,763.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $191,363 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $110 from the sale of Class A shares and received $0 and $74 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $77,693.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value 10/31/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$26,406		$802,636	$808,270	$20,772	$233
Government Money Market Portfolio*	– 0	–	245,147	229,538	15,609	84

Total					$36,381	$317

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $1,136,979, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $156,577, $15,354, $18,718 and $1,650,688 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,800,700,043	$1,160,596,091
U.S. government securities	221,944,990	97,912,508

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,509,608,794

Gross unrealized appreciation	$80,788,331
Gross unrealized depreciation	(168,275,054)

Net unrealized depreciation	$(87,486,723)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2017, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an

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agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value (“NAV”) of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2017, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the year ended October 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$551,489	*

Commodity contracts	Receivable/ Payable for variation margin on futures	2,051,967	*	Receivable/ Payable for variation margin on futures	$4,208,742	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	29,611,693		Unrealized depreciation on forward currency exchange contracts	27,839,227

Interest rate contracts	Unrealized appreciation on inflation swaps	568,414		Unrealized depreciation on inflation swaps	1,678,587

Commodity contracts	Unrealized appreciation on total return swaps	14,625,103		Unrealized depreciation on total return swaps	8,530,622

Total		$47,408,666			$42,257,178

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(283,252)	$493,078

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(291,871)	(47,497)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,436,374)	(1,764,994)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	6,445,867	(420,263)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(298,875)	250,320

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	832,953	38,443

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,286,587)	1,485,200

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,158,729	8,792,274

Total		$3,840,590	$8,826,561

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$137,982,543
Average original value of sale contracts	$98,337,698
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$734,032,585
Average principal amount of sale contracts	$861,299,705
Purchased Options:
Average monthly cost	$367,829	(a)
Options Written:
Average notional amount	$660,275	(a)
Inflation Swaps:
Average notional amount	$479,089,231
Total Return Swaps:
Average notional amount	$345,828,748

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

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All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$46,341	$	– 0	–	$	– 0	–	$	– 0	–	$46,341
Bank of America, NA	8,206,314	(8,206,314)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	6,378,845	(2,257,632)	– 0	–	– 0	–	4,121,213
BNP Paribas SA	7,478,837	(7,148,822)	– 0	–	– 0	–	330,015
Brown Brothers Harriman & Co.	47,635	– 0	–	– 0	–	– 0	–	47,635
Citibank, NA	2,685,111	(2,685,111)	– 0	–	– 0	–	– 0	–
Credit Suisse International	824,421	(824,421)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	1,667,202	(1,667,202)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	815,240	(815,240)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	205,479	(205,479)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	372,180	(372,180)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	153,349	(95,932)	– 0	–	– 0	–	57,417
State Street Bank & Trust Co.	1,229,793	(104,244)	– 0	–	– 0	–	1,125,549
UBS AG	69,360	(69,360)	– 0	–	– 0	–	– 0	–

Total	$30,180,107	$(24,451,937)	$	– 0	–	$	– 0	–	$5,728,170	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$9,062,186	$(8,206,314)	$	– 0	–	$	– 0	–	$855,872
Barclays Bank PLC	2,257,632	(2,257,632)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	7,148,822	(7,148,822)	– 0	–	– 0	–	– 0	–
Citibank, NA	3,334,907	(2,685,111)	– 0	–	– 0	–	649,796
Credit Suisse International	1,385,870	(824,421)	– 0	–	(499,642)	61,807
Deutsche Bank AG	1,910,117	(1,667,202)	– 0	–	(144,977)	97,938
Goldman Sachs Bank USA	1,796,854	(815,240)	– 0	–	– 0	–	981,614
HSBC Bank USA	1,235,866	(205,479)	– 0	–	– 0	–	1,030,387
JPMorgan Chase Bank, NA	552,909	(372,180)	– 0	–	(180,729)	– 0	–
Royal Bank of Scotland PLC	95,932	(95,932)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	340,444	– 0	–	– 0	–	– 0	–	340,444
State Street Bank & Trust Co.	104,244	(104,244)	– 0	–	– 0	–	– 0	–
UBS AG	292,031	(69,360)	– 0	–	– 0	–	222,671

Total	$29,517,814	$(24,451,937)	$	– 0	–	$(825,348)	$4,240,529	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$928,605	$(928,605)		$	– 0	–	$	– 0	–	$ – 0	–
Goldman Sachs International	425,232	– 0	–		(368,000)			– 0	–	57,232
JPMorgan Chase Bank, NA	11,139,745	(4,074,451)			– 0	–		– 0	–	7,065,294
Morgan Stanley Capital Services LLC	2,131,521	(2,131,521)			– 0	–		– 0	–	– 0	–

Total	$14,625,103	$(7,134,577)			$(368,000)		$	– 0	–	$7,122,526	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$1,594,712	$(928,605)		$	– 0	–		$(300,634)		$365,473
Credit Suisse International	486,248	– 0	–		– 0	–		(486,248)		– 0	–
JPMorgan Chase Bank, NA	4,074,451	(4,074,451)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	2,375,211	(2,131,521)			– 0	–		– 0	–	243,690

Total	$8,530,622	$(7,134,577)		$	– 0	–		$(786,882)		$609,163	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At October 31, 2017, the Portfolio had securities on loan with a value of $15,214,109 and had received cash collateral which has been invested into Government Money Market Portfolio of $15,609,061. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $131,519 and $83,550 from the borrowers and Government Money Market Portfolio, respectively, for the year ended October 31, 2017; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $15,517. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	171,006	245,481		$1,442,288	$1,819,266

Shares issued in reinvestment of dividends	31,975	20,294		271,464	151,390

Shares converted from Class C	12,155	– 0	–	101,981	– 0	–

Shares redeemed	(548,796)	(648,018)		(4,608,625)	(5,137,204)

Net decrease	(333,660)	(382,243)		$(2,792,892)	$(3,166,548)

Class C
Shares sold	9,618	15,344		$81,032	$113,580

Shares issued in reinvestment of dividends	4,093	1,376		34,707	10,241

Shares converted to Class A	(12,213)	– 0	–	(101,981)	– 0	–

Shares redeemed	(142,206)	(195,134)		(1,197,112)	(1,449,254)

Net decrease	(140,708)	(178,414)		$(1,183,354)	$(1,325,433)

Advisor Class
Shares sold	993,203	577,788		$8,359,654	$4,275,690

Shares issued in reinvestment of dividends	56,670	51,230		478,860	380,640

Shares redeemed	(1,014,816)	(1,306,062)		(8,538,361)	(10,069,125)

Net increase (decrease)	35,057	(677,044)		$300,153	$(5,412,795)

Class R
Shares sold	6,261	9,576		$52,776	$75,433

Shares issued in reinvestment of dividends	536	246		4,501	1,815

Shares redeemed	(4,225)	(5,298)		(35,553)	(42,319)

Net increase	2,572	4,524		$21,724	$34,929

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class K
Shares sold	71,290	67,241	$595,688	$523,121

Shares issued in reinvestment of dividends	5,695	3,711	47,782	27,392

Shares redeemed	(51,419)	(45,730)	(430,763)	(346,047)

Net increase	25,566	25,222	$212,707	$204,466

Class I
Shares sold	173,303	155,919	$1,455,308	$1,213,236

Shares issued in reinvestment of dividends	51,893	40,784	435,380	300,575

Shares redeemed	(243,462)	(72,018)	(2,034,442)	(561,598)

Net increase (decrease)	(18,266)	124,685	$(143,754)	$952,213

Class 1
Shares sold	26,258,027	15,020,515	$218,420,428	$111,631,381

Shares issued in reinvestment of dividends	1,153,504	1,068,928	9,620,222	7,835,240

Shares redeemed	(15,599,644)	(12,789,170)	(129,652,987)	(97,126,550)

Net increase	11,811,887	3,300,273	$98,387,663	$22,340,071

Class Z
Shares sold	98,160,962	790,016	$824,387,060	$6,161,358

Shares issued in reinvestment of dividends	26,752	22,111	224,457	162,962

Shares redeemed	(20,802,361)	(145,833)	(174,259,026)	(1,116,445)

Net increase	77,385,353	666,294	$650,352,491	$5,207,875

There were no transactions in capital shares for Class 2 for the years ended October 31, 2017 and October 31, 2016.

On March 17, 2017, the Portfolio received subscriptions-in-kind in the amount of $647,230,029 from an AB mutual fund.

At October 31, 2017, certain AB Mutual Funds owned 41%, in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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Liquidity Risk—Liquidity risk occurs when certain investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Portfolio’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Portfolio or its shareholders.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

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Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,104,740	$10,007,572

Total distributions paid	$14,104,740	$10,007,572

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$36,028,379
Accumulated capital and other losses	(63,370,121	)(a)
Unrealized appreciation/(depreciation)	(87,869,055	)(b)

Total accumulated earnings/(deficit)	$(115,210,797)

(a)	As of October 31, 2017, the Portfolio had a net capital loss carryforward of $63,370,121.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2017, the Portfolio had a net capital loss carryforward of $63,370,121 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,012,702	n/a	2019
26,084,216	$ 31,273,203	No Expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of partnership investments, foreign currency reclassifications, reclassifications of foreign capital gains tax, contributions from the Affiliates, book/tax differences associated with the treatment of earnings from the Subsidiary, and the tax treatment of a corporate restructuring, resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.24	$ 8.13	$ 10.52	$ 11.04	$ 11.33

Income From Investment Operations
Net investment income(a)(b)	.09	.10	.06	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	.11	(2.26)	(.50)	(.13)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.85	.21	(2.20)	(.38)	(.03)

Less: Dividends
Dividends from net investment income	(.19)	(.10)	(.19)	(.14)	(.26)

Net asset value, end of period	$ 8.90	$ 8.24	$ 8.13	$ 10.52	$ 11.04

Total Return
Total investment return based on net asset value(d)	10.45%	2.75%	(21.16)%	(3.45)%	(.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,819	$13,682	$16,611	$28,434	$64,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.27%	1.30%	1.30%	1.23%	1.05%
Expenses, before waivers/reimbursements(e)	1.28%	1.36%	1.47%	1.30%	1.34%
Net investment income(b)	1.05%	1.23%	.62%	1.03%	.86%
Portfolio turnover rate	123%	119%	53%	73%	54%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.17	$ 8.03	$ 10.40	$ 10.90	$ 11.18

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	.04	(.01)	.04	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	.12	(2.23)	(.49)	(.12)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.78	.16	(2.24)	(.45)	(.10)

Less: Dividends
Dividends from net investment income	(.12)	(.02)	(.13)	(.05)	(.18)

Net asset value, end of period	$ 8.83	$ 8.17	$ 8.03	$ 10.40	$ 10.90

Total Return
Total investment return based on net asset value(d)††	9.73%	2.07%	(21.75)%	(4.13)%	(.92)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,801	$2,814	$4,202	$8,531	$13,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.02%	2.03%	2.00%	1.93%	1.75%
Expenses, before waivers/reimbursements(e)	2.03%	2.11%	2.16%	2.02%	2.04%
Net investment income (loss)(b)	.27%	.51%	(.07)%	.34%	.16%
Portfolio turnover rate	123%	119%	53%	73%	54%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.22	$ 8.13	$ 10.56	$ 11.09	$ 11.37

Income From Investment Operations
Net investment income(a)(b)	.11	.12	.09	.15	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77	.11	(2.27)	(.50)	(.12)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.88	.23	(2.18)	(.35)	.01

Less: Dividends
Dividends from net investment income	(.21)	(.14)	(.25)	(.18)	(.29)

Net asset value, end of period	$ 8.89	$ 8.22	$ 8.13	$ 10.56	$ 11.09

Total Return
Total investment return based on net asset value(d)	10.87%	3.00%	(20.95)%	(3.20)%	.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,670	$25,307	$30,541	$58,399	$64,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.02%	1.04%	1.00%	.94%	.75%
Expenses, before waivers/reimbursements(e)	1.02%	1.10%	1.17%	1.02%	1.04%
Net investment income(b)	1.31%	1.51%	.95%	1.33%	1.18%
Portfolio turnover rate	123%	119%	53%	73%	54%

See footnote summary on page 86.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 79

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.14	$ 8.06	$ 10.51	$ 11.04	$ 11.32

Income From Investment Operations
Net investment income(a)(b)	.07	.07	.04	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	.11	(2.24)	(.55)	(.13)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.83	.18	(2.20)	(.40)	(.05)

Less: Dividends
Dividends from net investment income	(.18)	(.10)	(.25)	(.13)	(.23)

Net asset value, end of period	$ 8.79	$ 8.14	$ 8.06	$ 10.51	$ 11.04

Total Return
Total investment return based on net asset value(d)††	10.29%	2.41%	(21.37)%	(3.66)%	(.47)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$239	$201	$162	$182	$38
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.54%	1.54%	1.50%	1.44%	1.25%
Expenses, before waivers/reimbursements(e)	1.60%	1.66%	1.64%	1.55%	1.65%
Net investment income(b)	.81%	.91%	.42%	1.36%	.76%
Portfolio turnover rate	123%	119%	53%	73%	54%

See footnote summary on page 86.

80 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.15	$ 8.07	$ 10.50	$ 11.03	$ 11.32

Income From Investment Operations
Net investment income(a)(b)	.09	.10	.06	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	.11	(2.25)	(.49)	(.12)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.84	.21	(2.19)	(.37)	(.02)

Less: Dividends
Dividends from net investment income	(.19)	(.13)	(.24)	(.16)	(.27)

Net asset value, end of period	$ 8.80	$ 8.15	$ 8.07	$ 10.50	$ 11.03

Total Return
Total investment return based on net asset value(d)	10.48%	2.81%	(21.19)%	(3.39)%	(.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,265	$1,888	$1,668	$2,174	$1,684
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.28%	1.29%	1.25%	1.19%	1.00%
Expenses, before waivers/reimbursements(e)	1.29%	1.35%	1.34%	1.24%	1.33%
Net investment income(b)	1.05%	1.23%	.67%	1.10%	.95%
Portfolio turnover rate	123%	119%	53%	73%	54%

See footnote summary on page 86.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 81

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 8.17		$ 8.11		$ 10.54	$ 11.07	$ 11.36

Income From Investment Operations
Net investment income(a)	.12	(b)	.12	(b)	.09	.15	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77		.11		(2.25)	(.49)	(.13)
Contributions from Affiliates	.00	(c)	.00	(c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.89		.23		(2.16)	(.34)	– 0	–

Less: Dividends
Dividends from net investment income	(.23)		(.17)		(.27)	(.19)	(.29)

Net asset value, end of period	$ 8.83		$ 8.17		$ 8.11	$ 10.54	$ 11.07

Total Return
Total investment return based on net asset value(d)††	10.98%		3.03%		(20.97)%	(3.09)%	.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,753		$15,646		$14,508	$21,341	$19,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%		.91%		.96%	.91%	.75%
Expenses, before waivers/reimbursements(e)	.86%		.92%		.96%	.91%	.97%
Net investment income	1.48	%(b)	1.61	%(b)	.99%	1.37%	1.17	%(b)
Portfolio turnover rate	123%		119%		53%	73%	54%

See footnote summary on page 86.

82 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 8.11		$ 8.05		$ 10.46	$ 11.00	$ 11.29

Income From Investment Operations
Net investment income(a)	.10	(b)	.11	(b)	.07	.13	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76		.10		(2.24)	(.50)	(.12)
Contributions from Affiliates	.00	(c)	.00	(c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.86		.21		(2.17)	(.37)	(.02)

Less: Dividends
Dividends from net investment income	(.21)		(.15)		(.24)	(.17)	(.27)

Net asset value, end of period	$ 8.76		$ 8.11		$ 8.05	$ 10.46	$ 11.00

Total Return
Total investment return based on net asset value(d)††	10.69%		2.82%		(21.12)%	(3.35)%	(.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$649,421		$505,143		$474,631	$513,633	$420,593
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.09%		1.15%		1.16%	1.14%	1.00%
Expenses, before waivers/reimbursements(e)	1.10%		1.16%		1.16%	1.14%	1.16%
Net investment income	1.24	%(b)	1.38	%(b)	.79%	1.16%	.95	%(b)
Portfolio turnover rate	123%		119%		53%	73%	54%
See footnote summary on page 86.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 83

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 8.29		$ 8.22		$ 10.68	$ 11.19	$ 11.48

Income From Investment Operations
Net investment income(a)	.13	(b)	.13	(b)	.09	.15	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77		.11		(2.28)	(.50)	(.12)
Contributions from Affiliates	.00	(c)	.00	(c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.90		.24		(2.19)	(.35)	.01

Less: Dividends
Dividends from net investment income	(.23)		(.17)		(.27)	(.16)	(.30)

Net asset value, end of period	$ 8.96		$ 8.29		$ 8.22	$ 10.68	$ 11.19

Total Return
Total investment return based on net asset value(d)	10.96%		3.17%		(20.85)%	(3.12)%	.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$8		$8	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.82%		.90%		.92%	.89%	.75%
Expenses, before waivers/reimbursements(e)	.83%		.90%		.92%	.89%	1.93%
Net investment income	1.50	%(b)	1.60	%(b)	.92%	1.36%	1.16	%(b)
Portfolio turnover rate	123%		119%		53%	73%	54%

See footnote summary on page 86.

84 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,					January 31, 2014(f) to October 31,
	2017		2016		2015	2014

Net asset value, beginning of period	$ 8.17		$ 8.11		$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.13	(b)	.12	(b)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76		.11		(2.24)	(.11)
Contributions from Affiliates(c)	.00		.00		.00	.00

Net increase (decrease) in net asset value from operations	.89		.23		(2.17)	.02

Less: Dividends
Dividends from net investment income	(.23)		(.17)		(.27)	– 0	–

Net asset value, end of period	$ 8.83		$ 8.17		$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(d)	10.98%		3.09%		(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$692,895		$8,634		$3,166	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.82%		.92%		.96%	.88	%^
Expenses, before waivers/reimbursements(e)	.83%		.92%		.96%	.88	%^
Net investment income	1.60	%(b)	1.56	%(b)	.92%	1.59	%^
Portfolio turnover rate	123%		119%		53%	73%

See footnote summary on page 86.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 85

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to 0.01% annualized for the Portfolio.

(f)	Commencement of distributions.

††	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

86 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the AB All Market Real Return Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Real Return Portfolio (the “Fund”), one of the portfolios constituting AB Bond Fund, Inc., as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Real Return Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 87

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolios during the taxable period ended October 31, 2017. For individual shareholders, the Portfolio designates 61.47% of dividends paid as qualified dividend income. For corporate shareholders, 14.97% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 0.97% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

88 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1),(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1),(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(4), Senior Vice President and Independent Compliance Officer Vinod Chathlani(3) , Vice President Daniel J. Loewy(3), Vice President Vadim Zlotnikov(3), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

[1]	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

[2]	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

[3]

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

[4]	Mr. Kirstein is expected to retire on or about December 31, 2017.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI’’) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

90 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi- conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
John H. Dobkin##,^ 75 (1998)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

Michael J. Downey## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.## 85 (1998)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

D. James Guzy##,^ 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

94 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

#	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein^ 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 43	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Vadim Zlotnikov 55	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Vinod Chathlani 35	Vice President	Vice President of the Adviser,** with which he has been associated since December 2013. Prior thereto, he was an investment risk manager at Oppenheimer Funds and a corporate investment strategist at Reliance Communications since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

^	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material

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factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the

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evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took

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into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 107

NOTES

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AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1017

OCT    10.31.17

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Strategy”). Please review the discussion of Strategy performance, the market conditions during the reporting period and the Strategy’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 13, 2017

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the annual reporting period ended October 31, 2017.

The Strategy’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB BOND INFLATION STRATEGY
Class 1 Shares[1]	0.28%	1.01%
Class 2 Shares[1]	0.43%	1.21%
Class A Shares	0.29%	0.91%
Class C Shares	-0.16%	0.16%
Advisor Class Shares[2]	0.33%	1.15%
Class R Shares[2,3]	0.12%	0.71%
Class K Shares[2]	0.29%	0.96%
Class I Shares[2]	0.42%	1.15%
Class Z Shares[2]	0.43%	1.19%
Bloomberg Barclays 1-10 Year TIPS Index	0.02%	0.14%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Strategy’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2017.

During the 12-month period, all share classes of the Strategy outperformed the benchmark, before sales charges. Sector allocation contributed relative to the benchmark, primarily because of exposures to investment-grade corporates, agency risk-sharing bonds and high-yield

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corporates. Currency positioning was also a modest positive, helped by an overweight in the Colombian peso and a short position in the Singapore dollar. Underweight positions in the Canadian and Australian dollars detracted. The Strategy’s longer-than-benchmark TIPS duration also detracted, as yields rose over the period.

During the six-month period, all share classes of the Strategy outperformed the benchmark, before sales charges, except Class C shares. Sector positioning contributed relative to the benchmark, primarily because of exposures to investment-grade and high-yield corporates as well as non-agency mortgages. Currency positioning detracted from performance. Underweights in the Australian and Canadian dollars were negative.

During both periods, the Strategy utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which overall had a negative impact on performance. Treasury futures and interest rate swaps were utilized to manage the duration, country exposure and yield-curve positioning of the Strategy. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, which had an immaterial impact on returns. Purchased options were utilized to hedge market risk in both periods, which had an immaterial impact on returns. Interest rate swaptions were used to hedge interest rate risk in the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

abfunds.com	AB BOND INFLATION STRATEGY | 3

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Strategy seeks real return. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Strategy may invest in derivatives, such as options, futures contracts, forwards or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in

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(continued on next page)

fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can

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DISCLOSURES AND RISKS (continued)

decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY (unaudited)

1/26/20101 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 1/26/20101 to 10/31/2017) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			0.19%
1 Year	1.01%	1.01%
5 Years	0.56%	0.56%
Since Inception[3]	2.78%	2.78%
CLASS 2 SHARES[2]			0.29%
1 Year	1.21%	1.21%
5 Years	0.66%	0.66%
Since Inception[3]	2.87%	2.87%
CLASS A SHARES			-0.26%
1 Year	0.91%	-3.34%
5 Years	0.39%	-0.47%
Since Inception[3]	2.57%	2.00%
CLASS C SHARES			-1.02%
1 Year	0.16%	-0.83%
5 Years	-0.34%	-0.34%
Since Inception[3]	1.84%	1.84%
ADVISOR CLASS SHARES[4]			-0.03%
1 Year	1.15%	1.15%
5 Years	0.64%	0.64%
Since Inception[3]	2.85%	2.85%
CLASS R SHARES[4]			-0.09%
1 Year	0.71%	0.71%
5 Years	0.17%	0.17%
Since Inception[3]	2.37%	2.37%
CLASS K SHARES[4]			-0.14%
1 Year	0.96%	0.96%
5 Years	0.42%	0.42%
Since Inception[3]	2.61%	2.61%
CLASS I SHARES[4]			0.20%
1 Year	1.15%	1.15%
5 Years	0.68%	0.68%
Since Inception[3]	2.88%	2.88%
CLASS Z SHARES[4]			0.29%
1 Year	1.19%	1.19%
Since Inception[3]	2.45%	2.45%

(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.03%, 0.93%, 1.41%, 2.16%, 1.16%, 1.71%, 1.36%, 1.03% and 0.95% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3	Inception dates: 1/26/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 12/11/2014 for Class Z shares.

4	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	0.97%
5 Years	0.64%
Since Inception[2]	2.79%
CLASS 2 SHARES[1]
1 Year	0.98%
5 Years	0.73%
Since Inception[2]	2.87%
CLASS A SHARES
1 Year	-3.55%
5 Years	-0.41%
Since Inception[2]	2.00%
CLASS C SHARES
1 Year	-0.96%
5 Years	-0.25%
Since Inception[2]	1.84%
ADVISOR CLASS SHARES[3]
1 Year	1.01%
5 Years	0.74%
Since Inception[2]	2.87%
CLASS R SHARES[3]
1 Year	0.47%
5 Years	0.24%
Since Inception[2]	2.37%
CLASS K SHARES[3]
1 Year	0.81%
5 Years	0.48%
Since Inception[2]	2.61%
CLASS I SHARES[3]
1 Year	1.00%
5 Years	0.74%
Since Inception[2]	2.88%
CLASS Z SHARES[3]
1 Year	0.97%
Since Inception[2]	2.42%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 1/26/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 12/11/2014 for Class Z shares.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,002.90	$5.20	1.03%	$5.25	1.04%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%	$5.30	1.04%
Class C
Actual	$1,000	$998.40	$8.97	1.78%	$8.97	1.78%
Hypothetical**	$1,000	$1,016.23	$9.05	1.78%	$9.05	1.78%
Advisor Class
Actual	$1,000	$1,003.30	$3.94	0.78%	$3.99	0.79%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$4.02	0.79%
Class R
Actual	$1,000	$1,002.10	$6.61	1.31%	$6.66	1.32%
Hypothetical**	$1,000	$1,018.60	$6.67	1.31%	$6.72	1.32%
Class K
Actual	$1,000	$1,002.90	$5.20	1.03%	$5.25	1.04%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%	$5.30	1.04%
Class I
Actual	$1,000	$1,004.20	$3.94	0.78%	$3.94	0.78%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$3.97	0.78%
Class 1
Actual	$1,000	$1,002.80	$4.44	0.88%	$4.49	0.89%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%	$4.53	0.89%
Class 2
Actual	$1,000	$1,004.30	$3.94	0.78%	$3.99	0.79%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$4.02	0.79%
Class Z
Actual	$1,000	$1,004.30	$3.94	0.78%	$3.99	0.79%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$4.02	0.79%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Strategy’s investments in affiliated/unaffiliated underlying portfolios, the Strategy incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Strategy in an amount equal to the Strategy’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Strategy’s total expenses are equal to the classes’ annualized expense ratio plus the Strategy’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $492.3

Total Investments ($mil): $609.1

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	98.0%
Non-U.S.	0.9
Non-Inflation Exposure	1.1
100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	12.1%
Commercial Mortgage-Backed Securities	6.9%
Asset-Backed Securities	5.6%
Collateralized Mortgage Obligations	4.4%
Corporates–Non-Investment Grade	2.6%
Emerging Markets–Corporate Bonds	0.5%
Quasi-Sovereigns	0.4%
Governments–Sovereign Bonds	0.1%
Common Stocks	0.1%
Emerging Markets–Sovereigns	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	70.7%
Corporates–Investment Grade	9.8%
Commercial Mortgage-Backed Securities	5.6%
Asset-Backed Securities	4.6%
Collateralized Mortgage Obligations	3.6%
Corporates–Non-Investment Grade	2.1%
Emerging Markets–Treasuries	0.7%
Emerging Markets–Corporate Bonds	0.4%
Quasi-Sovereigns	0.3%
Governments–Sovereign Bonds	0.1%
Short-Term	2.1%

1	All data are as of October 31, 2017. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 87.5%
Japan – 0.9%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	481,088	$4,459,498

United States – 86.6%
U.S. Treasury Inflation Index 0.125%, 4/15/19-7/15/24 (TIPS)(a)	U.S.$	135,057	134,688,266
0.125%, 4/15/20-7/15/26 (TIPS)		31,504	31,504,816
0.375%, 7/15/23 (TIPS)(a)(b)		19,226	19,432,828
0.375%, 7/15/25 (TIPS)(a)		30,040	30,002,464
0.375%, 7/15/27 (TIPS)		1,578	1,560,196
0.625%, 7/15/21 (TIPS)(a)		23,634	24,231,904
0.625%, 1/15/24-1/15/26 (TIPS)		79,163	80,435,095
1.375%, 1/15/20 (TIPS)(b)		18,709	19,331,746
1.75%, 1/15/28 (TIPS)		7,902	8,827,700
2.00%, 1/15/26 (TIPS)		11,054	12,397,432
2.375%, 1/15/25 (TIPS)		7,895	8,994,163
2.375%, 1/15/27 (TIPS)(a)		47,254	55,072,915

			426,479,525

Total Inflation-Linked Securities (cost $431,460,445)			430,939,023

CORPORATES – INVESTMENT GRADE – 12.1%
Industrial – 6.0%
Basic – 0.5%
Anglo American Capital PLC 3.75%, 4/10/22(c)		200	206,054
Eastman Chemical Co. 3.80%, 3/15/25		227	236,350
Minsur SA 6.25%, 2/07/24(c)		314	348,540
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	396,930
Vale Overseas Ltd. 6.875%, 11/21/36		515	613,417
Yamana Gold, Inc. 4.95%, 7/15/24		403	415,501

			2,216,792

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		590	632,185

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Electric Co. Series D 5.00%, 1/21/21(d)	U.S.$	191	$199,146

			831,331

Communications - Media – 0.2%
CBS Corp. 3.50%, 1/15/25		300	304,479
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	161,104
Time Warner Cable LLC 4.50%, 9/15/42		235	218,113
5.00%, 2/01/20		35	36,836
8.75%, 2/14/19		25	27,041

			747,573

Communications - Telecommunications – 0.7%
AT&T, Inc. 3.40%, 5/15/25		120	118,577
3.90%, 8/14/27		950	945,972
4.125%, 2/17/26		431	442,025
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	45,369
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)	U.S.$	344	348,575
Verizon Communications, Inc. 2.625%, 8/15/26		614	579,346
3.50%, 11/01/24		565	578,249
5.50%, 3/16/47		535	590,512

			3,648,625

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		400	402,932
5.875%, 8/02/21		640	713,305
General Motors Co. 3.50%, 10/02/18		425	431,286

			1,547,523

Consumer Non-Cyclical – 0.8%
Baxalta, Inc. 3.60%, 6/23/22		700	724,836
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		81	88,964

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mylan NV 3.125%, 11/22/28(c)	EUR	549	$685,917
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)	U.S.$	209	208,869
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		599	551,089
3.15%, 10/01/26		1,120	991,122
Tyson Foods, Inc. 2.65%, 8/15/19		199	201,056
3.95%, 8/15/24		650	686,394

			4,138,247

Energy – 1.8%
Cenovus Energy, Inc. 3.00%, 8/15/22		33	32,657
5.70%, 10/15/19		159	168,540
Ecopetrol SA 5.875%, 5/28/45		292	289,810
Energy Transfer LP 5.20%, 2/01/22		510	553,702
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	120,814
EnLink Midstream Partners LP 5.05%, 4/01/45		352	345,766
Enterprise Products Operating LLC 3.70%, 2/15/26		771	796,042
5.20%, 9/01/20		335	362,279
Hess Corp. 4.30%, 4/01/27		563	566,654
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		104	109,378
5.00%, 10/01/21		1,200	1,294,068
Marathon Petroleum Corp. 5.125%, 3/01/21		280	303,321
Noble Energy, Inc. 3.90%, 11/15/24		491	505,519
4.15%, 12/15/21		127	133,863
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	609,331
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		418	449,279
Valero Energy Corp. 6.125%, 2/01/20		476	516,393

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Williams Partners LP 3.90%, 1/15/25	U.S.$	1,250	$1,284,038
4.125%, 11/15/20		300	313,662

			8,755,116

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		600	636,750

Services – 0.3%
Expedia, Inc. 3.80%, 2/15/28(c)		886	862,184
S&P Global, Inc. 4.40%, 2/15/26		611	659,862

			1,522,046

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,500
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(c)		190	196,183
3.875%, 1/15/27(c)		407	418,779
Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)		456	479,498
5.45%, 6/15/23(c)		387	424,849
6.02%, 6/15/26(c)		138	154,060
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		871	870,111
KLA-Tencor Corp. 4.65%, 11/01/24		639	696,312
Lam Research Corp. 2.80%, 6/15/21		250	253,357
Motorola Solutions, Inc. 7.50%, 5/15/25		92	111,767
Seagate HDD Cayman 4.75%, 1/01/25		398	394,939
VMware, Inc. 2.95%, 8/21/22		389	390,256
Western Digital Corp. 7.375%, 4/01/23(c)		447	488,777

			4,886,388

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		565	580,643

			29,511,034

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.8%
Banking – 5.2%
ABN AMRO Bank NV 4.75%, 7/28/25(c)	U.S.$	200	$212,360
Banco Santander SA 3.50%, 4/11/22		600	614,034
Bank of America Corp. 2.881%, 4/24/23		1,155	1,158,938
3.824%, 1/20/28		965	994,191
Barclays PLC 3.65%, 3/16/25		294	295,573
3.684%, 1/10/23		700	714,532
BNP Paribas SA 3.80%, 1/10/24(c)		332	344,882
Series E 2.25%, 1/11/27(c)	EUR	199	243,806
BPCE SA 5.70%, 10/22/23(c)	U.S.$	213	237,872
Capital One Financial Corp. 3.30%, 10/30/24		1,241	1,242,849
Citigroup, Inc. 3.668%, 7/24/28		835	844,803
3.875%, 3/26/25		655	671,368
Compass Bank 2.875%, 6/29/22		955	948,621
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	419,293
Credit Agricole SA/London 4.125%, 1/10/27(c)		367	384,495
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,285	1,332,134
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	377,867
2.917% (LIBOR 3 Month + 1.60%), 11/29/23(e)		406	422,792
3.85%, 7/08/24		1,000	1,042,260
HSBC Holdings PLC
4.00%, 3/30/22		1,000	1,056,430
4.041%, 3/13/28		880	921,826
JPMorgan Chase & Co.
2.295%, 8/15/21		322	320,480
3.22%, 3/01/25		1,180	1,192,343
3.782%, 2/01/28		518	533,390
4.25%, 10/15/20		55	58,163
Lloyds Banking Group PLC
4.65%, 3/24/26		318	337,442

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley
3.591%, 7/22/28	U.S.$	1,200	$1,208,952
Series G
5.50%, 7/28/21		456	503,670
Nationwide Building Society
4.00%, 9/14/26(c)		820	828,840
PNC Bank NA
3.80%, 7/25/23		940	989,557
Santander Holdings USA, Inc.
4.40%, 7/13/27(c)		1,190	1,225,807
Santander Issuances SAU
3.25%, 4/04/26(c)	EUR	400	516,704
Santander UK PLC
5.00%, 11/07/23(c)	U.S.$	505	546,531
UBS AG/Stamford CT
7.625%, 8/17/22		465	550,332
UBS Group Funding Switzerland AG
4.125%, 9/24/25(c)		1,153	1,215,619
US Bancorp
Series J
5.30%, 4/15/27(d)		427	468,462
Wells Fargo & Co.
3.069%, 1/24/23		759	768,905

			25,746,123

Insurance – 0.3%
Coventry Health Care, Inc.
5.45%, 6/15/21		415	454,438
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20		5	5,381
Lincoln National Corp.
8.75%, 7/01/19		54	59,727
MetLife, Inc.
5.70%, 6/15/35		90	112,108
Nationwide Financial Services, Inc.
5.375%, 3/25/21(c)		360	390,427
Nationwide Mutual Insurance Co.
9.375%, 8/15/39(c)		125	208,910
XLIT Ltd.
3.25%, 6/29/47	EUR	250	293,408

			1,524,399

REITS – 0.3%
Trust F/1401
5.25%, 1/30/26(c)	U.S.$	640	682,418

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Welltower, Inc. 4.00%, 6/01/25	U.S.$	708	$735,867

			1,418,285

			28,688,807

Utility – 0.3%
Electric – 0.3%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	444,655
CMS Energy Corp. 5.05%, 3/15/22		144	158,144
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		620	665,725

			1,268,524

Natural Gas – 0.0%
NiSource Finance Corp. 6.80%, 1/15/19		12	12,631

			1,281,155

Total Corporates – Investment Grade (cost $57,751,872)			59,480,996

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.9%
Non-Agency Fixed Rate CMBS – 5.9%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(f)		186	185,453
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,070	1,078,141
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		730	738,542
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	908,471
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.873%, 9/10/45(c)(f)		486	432,935

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-GC11, Class D
4.455%, 4/10/46(c)(f)	U.S.$	191	$178,738
Series 2015-GC27, Class A5
3.137%, 2/10/48		1,382	1,400,132
Series 2015-GC35, Class A4
3.818%, 11/10/48		450	475,631
Series 2016-C1, Class A4
3.209%, 5/10/49		775	788,067
Series 2016-GC36, Class A5
3.616%, 2/10/49		565	588,886
Commercial Mortgage Trust
Series 2013-SFS, Class A1
1.873%, 4/12/35(c)		273	267,671
Series 2015-CR24, Class A5
3.696%, 8/10/48		590	621,535
Series 2015-CR25, Class A4
3.759%, 8/10/48		1,155	1,221,784
Series 2015-PC1, Class A5
3.902%, 7/10/50		745	789,525
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4
3.504%, 6/15/57		475	491,238
Series 2015-C3, Class A4
3.718%, 8/15/48		395	415,624
Series 2015-C4, Class A4
3.808%, 11/15/48		1,853	1,953,959
GS Mortgage Securities Corp. II
Series 2013-KING, Class A
2.706%, 12/10/27(c)		719	725,159
GS Mortgage Securities Trust
Series 2013-G1, Class A1
2.059%, 4/10/31(c)		479	466,122
Series 2014-GC18, Class D
4.944%, 1/10/47(c)(f)		581	497,573
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-LN2, Class A1A
4.838%, 7/15/41(c)		243	243,406
Series 2006-LDP9, Class AM
5.372%, 5/15/47(f)		190	191,102
Series 2007-CB19, Class AM
5.795%, 2/12/49(f)		14	13,795
Series 2011-C5, Class D
5.408%, 8/15/46(c)(f)		129	130,260

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.926%, 9/15/47(g)	U.S.$	22,619	$1,072,469
Series 2015-C30, Class A5 3.822%, 7/15/48		585	619,330
Series 2015-C31, Class A3 3.801%, 8/15/48		990	1,047,195
Series 2015-C32, Class C 4.668%, 11/15/48(f)		545	551,923
Series 2015-C33, Class A4 3.77%, 12/15/48		1,150	1,209,493
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		222	177,343
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		122	121,925
Series 2015-3, Class A2 2.729%, 4/20/48(c)		605	606,207
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.137%, 10/15/48(g)		11,168	741,776
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)		320	319,565
Series 2016-UB12, Class A4 3.596%, 12/15/49		870	905,682
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,338,192
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,160	1,201,478
Series 2015-SG1, Class C 4.47%, 9/15/48(f)		537	532,874
Series 2016-LC25, Class C 4.436%, 12/15/59(f)		330	326,786
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	893,183
Series 2016-NXS6, Class C 4.31%, 11/15/49(f)		525	535,878

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust
Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	494	$511,288
Series 2014-C20, Class A2 3.036%, 5/15/47		648	656,896

			29,173,232

Non-Agency Floating Rate CMBS – 1.0%
BX Trust SLCT Series 2017-IMC, Class A 2.30% (LIBOR 1 Month + 1.05%), 10/15/32(c)(e)		1,150	1,152,539
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 5.835% (LIBOR 1 Month + 4.60%), 11/15/33(c)(e)(f)		185	186,733
Great Wolf Trust Series 2017-WOLF, Class A 2.089% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		745	746,164
H/2 Asset Funding NRE Series 2015-1A 2.887% (LIBOR 1 Month + 1.65%), 6/24/49(e)(f)(h)		346	346,197
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.939% (LIBOR 1 Month + 1.70%), 7/15/36(c)(e)		753	756,030
Morgan Stanley Capital I Trust
Series 2015-XLF2, Class AFSA
3.109% (LIBOR 1 Month + 1.87%), 8/15/26(c)(e)		214	213,500
Series 2015-XLF2, Class SNMA 3.189% (LIBOR 1 Month + 1.95%), 11/15/26(c)(e)		241	240,038
Starwood Retail Property Trust Series 2014-STAR, Class A 2.459% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		1,084	1,084,357

			4,725,558

Total Commercial Mortgage-Backed Securities (cost $33,684,716)			33,898,790

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 5.6%
Autos - Fixed Rate – 3.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$	170	$169,862
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		707	706,832
AmeriCredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		354	353,456
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A 2.10%, 3/20/19(c)		350	350,296
Series 2013-2A, Class A 2.97%, 2/20/20(c)		289	290,883
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		241	240,611
California Republic Auto Receivables Trust
Series 2014-2, Class A4 1.57%, 12/16/19		315	314,768
Series 2015-2, Class A3 1.31%, 8/15/19		51	50,546
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(c)		448	448,245
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		114	114,162
CPS Auto Trust Series 2017-D, Class A 1.87%, 3/15/21(c)		1,000	999,319
Drive Auto Receivables Trust
Series 2017-AA, Class A3 1.77%, 1/15/20(c)		765	765,228
Series 2017-BA, Class A3 1.74%, 6/17/19(c)		880	880,079
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(c)		76	76,158
Exeter Automobile Receivables Trust
Series 2016-1A, Class D 8.20%, 2/15/23(c)		250	263,790

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-3A, Class A 1.84%, 11/16/20(c)	U.S.$	145	$145,003
Series 2017-2A, Class A 2.11%, 6/15/21(c)		570	570,505
Series 2017-3A, Class A 2.05%, 12/15/21(c)		959	958,188
Flagship Credit Auto Trust
Series 2016-2, Class D 8.56%, 11/15/23(c)		325	353,038
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	332,632
Series 2017-2, Class A 1.85%, 7/15/21(c)		765	764,533
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		728	733,190
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		417	416,745
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		599	598,802
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		37	37,461
Hertz Vehicle Financing II LP
Series 2015-1A, Class A 2.73%, 3/25/21(c)		625	624,379
Series 2015-1A, Class B 3.52%, 3/25/21(c)		489	489,955
Series 2015-2A, Class A 2.02%, 9/25/19(c)		508	507,598
Series 2015-3A, Class A 2.67%, 9/25/21(c)		1,000	994,509
Series 2016-1A, Class A 2.32%, 3/25/20(c)		737	736,163
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(c)		368	366,430
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(c)		127	127,072

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	U.S.$	68	$68,382
Santander Drive Auto Receivables Trust
Series 2013-2, Class E 2.98%, 4/15/20(c)		750	750,467
Series 2016-3, Class A2 1.34%, 11/15/19		122	121,601
Series 2017-3, Class A2 1.67%, 6/15/20		581	580,487

			16,301,375

Other ABS - Fixed Rate – 1.3%
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(c)(f)		63	63,670
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(c)(f)		1,005	1,005,793
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		493	493,028
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(c)(f)		88	88,352
Series 2017-1A, Class A 2.827%, 3/15/24(c)(f)		363	364,721
Series 2017-2A, Class A 2.39%, 7/15/24(c)(f)		701	700,999
Series 2017-3A, Class A 2.36%, 12/15/24(c)(f)		437	437,146
Series 2017-3A, Class B 3.01%, 12/15/24(c)(f)		297	297,482
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(f)		285	286,813
SBA Tower Trust 3.156%, 10/08/20(c)(f)		851	861,646
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(f)		210	211,388
Series 2016-3, Class A 3.05%, 12/26/25(c)(f)		538	542,804
Series 2017-2, Class A 3.28%, 2/25/26(c)(f)		520	526,180

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-5, Class A2 2.78%, 9/25/26(c)(f)	U.S.$	855	$850,189

			6,730,211

Autos - Floating Rate – 0.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.739% (LIBOR 1 Month + 0.50%), 7/15/20(c)(e)		1,037	1,039,657
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.809% (LIBOR 1 Month + 0.57%), 1/15/22(e)		692	697,151
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.739% (LIBOR 1 Month + 0.50%), 1/20/20(e)		620	620,111

			2,356,919

Credit Cards - Fixed Rate – 0.4%
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,089,140
Series 2016-1, Class A 2.04%, 3/15/22		209	209,571
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		373	373,063
Series 2016-B, Class A 1.44%, 6/15/22		313	312,310

			1,984,084

Credit Cards - Floating Rate – 0.1%
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.719% (LIBOR 1 Month + 0.48%), 2/15/22(e)		403	403,681

Total Asset-Backed Securities (cost $27,682,422)			27,776,270

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%
Risk Share Floating Rate – 3.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738% (LIBOR 1 Month + 6.50%), 4/25/26(e)(h)	U.S.$	241	$246,838
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.488% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,030	1,135,912
Series 2014-DN3, Class M3 5.238% (LIBOR 1 Month + 4.00%), 8/25/24(e)		1,016	1,093,085
Series 2014-HQ3, Class M3 5.988% (LIBOR 1 Month + 4.75%), 10/25/24(e)		323	356,301
Series 2015-DNA1, Class M3 4.538% (LIBOR 1 Month + 3.30%), 10/25/27(e)		260	288,987
Series 2015-DNA2, Class M2 3.838% (LIBOR 1 Month + 2.60%), 12/25/27(e)		633	645,818
Series 2015-DNA3, Class M3 5.938% (LIBOR 1 Month + 4.70%), 4/25/28(e)		281	326,749
Series 2015-HQA1, Class M2 3.888% (LIBOR 1 Month + 2.65%), 3/25/28(e)		465	475,622
Series 2015-HQA2, Class M3 6.038% (LIBOR 1 Month + 4.80%), 5/25/28(e)		276	317,185
Series 2016-DNA1, Class M3 6.788% (LIBOR 1 Month + 5.55%), 7/25/28(e)		324	377,808
Series 2016-HQA1, Class M3 7.588% (LIBOR 1 Month + 6.35%), 9/25/28(e)		600	721,049
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.438% (LIBOR 1 Month + 1.20%), 7/25/24(e)		12	11,723
Series 2014-C04, Class 1M2 6.138% (LIBOR 1 Month + 4.90%), 11/25/24(e)		496	563,387

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 11/25/24(e)	U.S.$	160	$179,887
Series 2015-C01, Class 1M2 5.538% (LIBOR 1 Month + 4.30%), 2/25/25(e)		358	384,659
Series 2015-C01, Class 2M2 5.788% (LIBOR 1 Month + 4.55%), 2/25/25(e)		336	358,886
Series 2015-C02, Class 1M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(e)		472	505,266
Series 2015-C02, Class 2M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(e)		370	391,940
Series 2015-C03, Class 1M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(e)		616	680,205
Series 2015-C03, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(e)		638	697,177
Series 2015-C04, Class 1M2 6.938% (LIBOR 1 Month + 5.70%), 4/25/28(e)		1,184	1,334,656
Series 2015-C04, Class 2M2 6.788% (LIBOR 1 Month + 5.55%), 4/25/28(e)		609	674,206
Series 2016-C01, Class 1M2 7.988% (LIBOR 1 Month + 6.75%), 8/25/28(e)		587	694,428
Series 2016-C01, Class 2M2 8.188% (LIBOR 1 Month + 6.95%), 8/25/28(e)		446	527,557
Series 2016-C02, Class 1M2 7.238% (LIBOR 1 Month + 6.00%), 9/25/28(e)		505	583,590
Series 2016-C03, Class 2M2 7.138% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,214	1,392,377
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.988% (LIBOR 1 Month + 2.75%), 11/25/25(c)(e)		38	37,747
Series 2015-WF1, Class 2M1 4.088% (LIBOR 1 Month + 2.85%), 11/25/25(e)(h)		118	119,477

			15,122,522

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 1.3%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 4.911% (6.15% – LIBOR 1 Month), 6/15/47(e)(i)	U.S.$	3,074	$664,928
Series 4727, Class SA 4.965% (6.20% – LIBOR 1 Month), 11/15/47(e)(i)		3,500	737,187
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.302% (6.54% – LIBOR 1 Month), 12/25/41(e)(i)		1,616	338,263
Series 2014-17, Class SA 4.812% (6.05% – LIBOR 1 Month), 4/25/44(e)(i)		3,226	633,637
Series 2014-78, Class SE 4.862% (6.10% – LIBOR 1 Month), 12/25/44(e)(i)		2,897	530,211
Series 2014-92, Class SX 4.862% (6.10% – LIBOR 1 Month), 1/25/45(e)(i)		3,672	727,933
Series 2016-77, Class DS 4.762% (6.00% – LIBOR 1 Month), 10/25/46(e)(i)		3,308	615,030
Series 2017-62, Class AS 4.912% (6.15% – LIBOR 1 Month), 8/25/47(e)(i)		3,101	649,345
Series 2017-81, Class SA 4.962% (6.20% – LIBOR 1 Month), 10/25/47(e)(i)		3,268	745,888
Government National Mortgage Association Series 2017-122, Class SA 4.961% (6.20% – LIBOR 1 Month), 8/20/47(e)(i)		2,187	478,051
Series 2017-134, Class MS 4.961% (6.20% – LIBOR 1 Month), 9/20/47(e)(i)		2,081	493,820

			6,614,293

Total Collateralized Mortgage Obligations (cost $20,449,584)			21,736,815

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 2.6%
Industrial – 1.7%
Basic – 0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)	U.S.$	391	$403,273
SPCM SA 4.875%, 9/15/25(c)		500	514,865

			918,138

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		656	665,473
CSC Holdings LLC 6.75%, 11/15/21		145	159,810
SFR Group SA 5.375%, 5/15/22(c)	EUR	231	281,434

			1,106,717

Communications - Telecommunications – 0.3%
CenturyLink, Inc. Series Y 7.50%, 4/01/24	U.S.$	213	226,253
Sprint Capital Corp. 6.90%, 5/01/19		1,000	1,053,080
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		340	344,172

			1,623,505

Consumer Cyclical - Automotive – 0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		321	329,766
Allison Transmission, Inc. 5.00%, 10/01/24(c)		197	205,428

			535,194

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.25%, 2/15/22(c)		360	395,762
6.50%, 2/15/25(c)		460	517,896
KB Home 4.75%, 5/15/19		345	354,336

			1,267,994

Consumer Non-Cyclical – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		385	323,400

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.5%
Cheniere Energy Partners LP 5.25%, 10/01/25(c)	U.S.$	480	$494,146
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		575	432,688
Energy Transfer Equity LP 4.25%, 3/15/23		755	768,031
Nabors Industries, Inc. 5.50%, 1/15/23		671	644,522
SM Energy Co. 6.50%, 1/01/23		41	41,642

			2,381,029

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		270	265,577

			8,421,554

Financial Institutions – 0.9%
Banking – 0.8%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		233	266,454
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		137	165,863
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)		650	649,883
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		489	500,927
Series E 3.928%, 9/15/26(c)	EUR	164	212,074
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(c)(d)(e)		150	169,976
8.625%, 8/15/21(d)	U.S.$	480	547,200
Series U 3.655% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		600	582,606
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	347,228
7.50%, 4/02/22(c)(d)		380	416,841

			3,859,052

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21	U.S.$	415	$444,552
7.25%, 1/25/22		54	58,896

			503,448

			4,362,500

Total Corporates – Non-Investment Grade (cost $12,576,264)			12,784,054

EMERGING MARKETS – TREASURIES – 0.8%
Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27	BRL	9,500	2,944,261

Turkey – 0.2%
Turkey Government Bond 11.00%, 2/24/27	TRY	4,145	1,060,138

Total Emerging Markets – Treasuries (cost $3,637,713)			4,004,399

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	426	157,620
7.125%, 6/26/42(c)		368	138,000

			295,620

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(c)		328	337,430

Consumer Non-Cyclical – 0.1%
MARB BondCo PLC 7.00%, 3/15/24(c)		200	201,500
Marfrig Holdings Europe BV 8.00%, 6/08/23(c)		335	349,531
Minerva Luxembourg SA 6.50%, 9/20/26(c)		218	226,066
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(j)(k)		655	33,568

			810,665

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Petrobras Global Finance BV 6.125%, 1/17/22	U.S.$	200	$216,200
6.25%, 3/17/24		353	378,892
Ultrapar International SA 5.25%, 10/06/26(c)		330	338,869

			933,961

Total Emerging Markets – Corporate Bonds (cost $2,910,869)			2,377,676

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(c)		385	387,410

Mexico – 0.3%
Petroleos Mexicanos 4.625%, 9/21/23		657	672,111
6.50%, 3/13/27(c)		895	976,132

			1,648,243

Total Quasi-Sovereigns (cost $1,991,470)			2,035,653

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond 4.125%, 1/21/26 (cost $680,300)		650	677,300

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(f)(l) (cost $260,000)		260	271,107

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $255,000)	U.S.$	255	266,156

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.6%
Governments – Treasuries – 2.6%
Japan – 2.6%
Japan Treasury Discount Bill Series 687 Zero Coupon 12/11/17 (cost $12,958,640)	JPY	1,460,000	$12,841,790

Total Investments – 123.7% (cost $606,299,295)			609,090,029
Other assets less liabilities – (23.7)%			(116,787,562)

Net Assets – 100.0%			$492,302,467

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	351	December 2017	USD	35,100	$41,393,088	$41,132,812	$(260,276)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	December 2017	JPY	400,000	5,314,255	5,293,347	20,908
Euro-BOBL Futures	246	December 2017	EUR	24,600	37,726,626	37,761,951	(35,325)
U.S. T-Note 2 Yr (CBT) Futures	367	December 2017	USD	73,400	79,243,302	79,036,891	206,411
U.S. T-Note 10 Yr (CBT) Futures	354	December 2017	USD	35,400	44,749,920	44,227,875	522,045

							$453,763

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	26,887	USD	461	11/22/17	$2,031
Barclays Bank PLC	USD	695	TRY	2,574	12/14/17	(25,398)
BNP Paribas SA	NZD	1,335	AUD	1,227	11/30/17	26,001
BNP Paribas SA	GBP	1,026	USD	1,390	12/01/17	26,402
Citibank, NA	CAD	5,479	USD	4,373	11/10/17	125,741
Citibank, NA	USD	1,998	RUB	115,351	11/22/17	(28,262)
Citibank, NA	USD	1,954	MXN	35,984	12/08/17	(88,891)
Deutsche Bank AG	BRL	5,440	USD	1,660	11/03/17	(2,842)
Deutsche Bank AG	USD	1,662	BRL	5,440	11/03/17	1,371
Deutsche Bank AG	BRL	5,440	USD	1,655	12/04/17	(1,083)
Goldman Sachs Bank USA	TWD	50,843	USD	1,679	11/22/17	(10,311)
JPMorgan Chase Bank, NA	USD	1,695	TWD	50,868	11/22/17	(5,285)
JPMorgan Chase Bank, NA	GBP	954	USD	1,260	12/01/17	(7,260)
JPMorgan Chase Bank, NA	SEK	7,877	USD	974	12/13/17	30,812
Morgan Stanley Capital Services, Inc.	USD	1,306	GBP	960	12/01/17	(29,997)
Royal Bank of Scotland PLC	USD	1,111	CAD	1,358	11/10/17	(58,126)
Royal Bank of Scotland PLC	AUD	2,760	USD	2,199	11/30/17	87,236
Royal Bank of Scotland PLC	USD	1,001	AUD	1,280	11/30/17	(21,380)
Royal Bank of Scotland PLC	JPY	134,885	USD	1,190	12/05/17	2,465
Royal Bank of Scotland PLC	USD	1,021	NOK	7,964	12/13/17	(44,605)
Royal Bank of Scotland PLC	EUR	1,835	USD	2,163	12/15/17	19,866
Royal Bank of Scotland PLC	JPY	2,000,000	USD	17,645	1/25/18	(21,095)
Standard Chartered Bank	BRL	5,440	USD	1,698	11/03/17	34,904
Standard Chartered Bank	USD	1,660	BRL	5,440	11/03/17	2,842
State Street Bank & Trust Co.	NZD	273	USD	198	11/30/17	11,255
State Street Bank & Trust Co.	USD	973	SEK	7,767	12/13/17	(42,723)
State Street Bank & Trust Co.	USD	334	EUR	283	12/15/17	(3,397)
State Street Bank & Trust Co.	KRW	1,922,787	USD	1,698	1/18/18	(22,251)

						$(41,980)

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00%	Quarterly	3.11%	USD	2,000	$179,324	$147,799	$31,525

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	12,085	2/27/19	3 Month LIBOR	1.544%	Quarterly/Semi-Annual	$(23,281)
MXN	19,008	6/22/20	4 Week TIIE	6.770%	Monthly/Monthly	(12,726)
USD	6,420	8/11/20	3 Month LIBOR	1.712%	Quarterly/Semi-Annual	(30,327)
USD	2,585	4/27/21	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	(55,878)
SEK	38,290	3/31/22	3 Month STIBOR	0.341%	Quarterly/Annual	29,032
NZD	7,090	3/31/22	3 Month BKBM	2.936%	Quarterly/Semi-Annual	85,590
USD	2,610	1/14/24	2.980%	3 Month LIBOR	Semi-Annual/Quarterly	(144,024)
USD	2,300	2/14/24	2.889%	3 Month LIBOR	Semi-Annual/Quarterly	(103,437)
USD	3,280	4/28/24	2.817%	3 Month LIBOR	Semi-Annual/Quarterly	(124,814)
USD	4,670	5/06/24	2.736%	3 Month LIBOR	Semi-Annual/Quarterly	(201,283)
USD	1,890	5/29/24	3 Month LIBOR	2.628%	Quarterly/Semi-Annual	66,616
USD	3,330	7/02/24	2.632%	3 Month LIBOR	Semi-Annual/Quarterly	(113,988)
USD	2,370	7/10/24	2.674%	3 Month LIBOR	Semi-Annual/Quarterly	(87,153)
USD	1,160	6/09/25	2.488%	3 Month LIBOR	Semi-Annual/Quarterly	(27,898)
USD	2,106	8/04/25	2.293%	3 Month LIBOR	Semi-Annual/Quarterly	(8,531)
USD	5,400	10/04/26	1.487%	3 Month LIBOR	Semi-Annual/Quarterly	370,934
USD	1,080	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	52,522
USD	1,080	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	51,166
USD	7,030	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	(57,378)
MXN	6,926	6/14/27	7.090%	4 Week TIIE	Monthly/Monthly	8,992
USD	2,190	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	(12,445)
USD	1,490	11/10/35	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	(27,532)

						$(365,843)

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.49%	USD	466	$(36,059)	$(9,352)	$(26,707)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.49	USD	534	(41,320)	(11,111)	(30,209)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	30	(36)	385	(421)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	26	(31)	242	(273)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	2,785	(3,334)	35,531	(38,865)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	354	(424)	4,869	(5,293)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	1,041	(1,246)	11,138	(12,384)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	3,469	(4,153)	37,436	(41,589)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	226	(271)	2,185	(2,456)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	387	(463)	5,280	(5,743)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	418	(500)	5,551	(6,051)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	836	(1,001)	11,101	(12,102)

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.25%	USD	547	$(91,194)	$(88,122)	$(3,072)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	210	(35,011)	(29,921)	(5,090)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	248	(41,346)	(34,516)	(6,830)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	723	(120,536)	(93,897)	(26,639)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	130	(21,673)	(11,063)	(10,610)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	138	(23,007)	(10,013)	(12,994)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	169	(28,176)	(14,688)	(13,488)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	326	(54,349)	(32,640)	(21,709)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	471	(78,524)	(31,975)	(46,549)
CDX-CMBX.A Series 6, 5/11/63*	2.00	Monthly	3.31	USD	1,145	(67,911)	(26,722)	(41,189)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	122	(20,340)	(15,605)	(4,735)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	30	(5,001)	(3,690)	(1,311)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	130	(21,674)	(17,191)	(4,483)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	150	(25,007)	(19,835)	(5,172)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	217	(36,178)	(26,048)	(10,130)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	218	(36,344)	(26,157)	(10,187)

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.25%	USD	247	$(41,179)	$(27,924)	$(13,255)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	464	(77,357)	(40,051)	(37,306)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	436	(72,689)	(32,825)	(39,864)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	662	(110,367)	(48,689)	(61,678)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	714	(119,036)	(43,008)	(76,028)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	598	(99,697)	(96,466)	(3,231)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	15	(2,501)	(1,411)	(1,090)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	30	(5,002)	(3,110)	(1,892)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	30	(5,002)	(2,874)	(2,128)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	59	(9,836)	(6,684)	(3,152)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	322	(53,683)	(45,988)	(7,695)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	166	(27,675)	(18,559)	(9,116)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	178	(29,676)	(16,141)	(13,535)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	710	(118,368)	(85,790)	(32,578)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	1,300	(216,731)	(161,139)	(55,592)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	191	(31,843)	(14,134)	(17,709)

						$(1,815,751)	$(1,033,621)	$(782,130)

*	Termination date

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	20,750	7/15/20	1.527%	CPI	#	Maturity/ Maturity	$253,393
Barclays Bank PLC	USD	6,950	1/15/21	1.490%	CPI	#	Maturity/ Maturity	93,969
Bank of America, NA	USD	23,640	7/15/21	1.765%	CPI	#	Maturity/ Maturity	225,753
Deutsche Bank AG	USD	5,190	7/15/21	2.152%	CPI	#	Maturity/ Maturity	(30,555)

								$542,560

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	3/06/42	2.804%	3 Month LIBOR	Semi- Annual/ Quarterly	$(26,649)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2017
HSBC Bank USA	1.26%	11/01/17	$13,659,982
HSBC Bank USA	1.40%	1/10/18	28,382,973
HSBC Bank USA+	1.26%	—	33,184,212
JPMorgan Chase Bank	1.20%	11/08/17	46,402,003

			$121,629,170

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2017

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Inflation-Linked Securities	$33,184,212	$60,061,985	$28,382,973	$—	$121,629,170

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $55,936,825 or 11.4% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	IO – Interest Only.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738%, 4/25/26	4/29/16	$240,720	$246,838	0.05%
H/2 Asset Funding NRE Series 2015-1A 2.887%, 6/24/49	6/19/15	346,197	346,197	0.07%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	363,153	33,568	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.088%, 11/25/25	9/28/15	118,174	119,477	0.02%

(i)	Inverse interest only security.

(j)	Defaulted.

(k)	Non-income producing security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$260,000	$271,107	0.06%

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

46 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value (cost $606,299,295)	$609,090,029
Cash	1,104,874
Cash collateral due from broker	1,742,556
Foreign currencies, at value (cost $103,265)	97,256
Receivable for investment securities sold	8,646,275
Interest receivable	1,963,011
Receivable for capital stock sold	1,446,194
Unrealized appreciation on inflation swaps	573,115
Unrealized appreciation on forward currency exchange contracts	370,926
Upfront premiums paid on credit default swaps	113,718
Receivable for variation margin on exchange traded swaps	8,179
Affiliated dividends receivable	1,941

Total assets	625,158,074

Liabilities
Payable for reverse repurchase agreements	121,629,170
Payable for capital stock redeemed	7,291,668
Upfront premiums received on credit default swaps	1,147,339
Payable for investment securities purchased	1,020,079
Unrealized depreciation on credit default swaps	782,130
Unrealized depreciation on forward currency exchange contracts	412,906
Advisory fee payable	100,284
Distribution fee payable	32,850
Unrealized depreciation on inflation swaps	30,555
Payable for variation margin on futures	29,617
Unrealized depreciation on interest rate swaps	26,649
Transfer Agent fee payable	24,693
Administrative fee payable	22,882
Directors’ fees payable	2,434
Accrued expenses and other liabilities	302,351

Total liabilities	132,855,607

Net Assets	$492,302,467

Composition of Net Assets
Capital stock, at par	$45,866
Additional paid-in capital	500,585,748
Undistributed net investment income	506,002
Accumulated net realized loss on investment and foreign currency transactions	(11,417,804)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,582,655

$492,302,467

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 47

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,718,380	2,559,632	$10.83	*

C	$3,626,967	341,883	$10.61

Advisor	$107,544,720	9,918,046	$10.84

R	$5,363,784	495,954	$10.82

K	$2,902,683	268,603	$10.81

I	$641,638	59,751	$10.74

1	$274,366,572	25,662,541	$10.69

2	$54,118,307	5,064,585	$10.69

Z	$16,019,416	1,494,758	$10.72

*	The maximum offering price per share for Class A shares was $11.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

48 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest	$13,088,328
Dividends
Affiliated issuers	32,641
Unaffiliated issuers	19,923
Other income	54	$13,140,946

Expenses
Advisory fee (see Note B)	2,194,665
Distribution fee—Class A	62,391
Distribution fee—Class C	38,671
Distribution fee—Class R	3,291
Distribution fee—Class K	6,435
Distribution fee—Class 1	248,903
Transfer agency—Class A	42,048
Transfer agency—Class C	6,458
Transfer agency—Advisor Class	150,367
Transfer agency—Class R	1,222
Transfer agency—Class K	5,049
Transfer agency—Class I	353
Transfer agency—Class 1	36,296
Transfer agency—Class 2	8,153
Transfer agency—Class Z	2,814
Custodian	185,938
Registration fees	152,593
Audit and tax	108,505
Printing	75,997
Administrative	64,905
Legal	39,890
Directors’ fees	28,082
Miscellaneous	26,579

Total expenses before interest expense	3,489,605
Interest expense	1,168,467

Total expenses	4,658,072
Less: expenses waived and reimbursed by the Adviser (see Note B)	(946,439)

Net expenses		3,711,633

Net investment income		9,429,313

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$1,337,719
Forward currency exchange contracts	(121,038)
Futures	(891,211)
Swaps	(116,680)
Swaptions written	48,025
Foreign currency transactions	(220,137)
Net change in unrealized appreciation/depreciation of:
Investments	(4,954,645)
Forward currency exchange contracts	(144,515)
Futures	475,573
Swaps	1,356,612
Swaptions written	(3,987)
Foreign currency denominated assets and liabilities	(27,182)

Net loss on investment and foreign currency transactions	(3,261,466)

Contributions from Affiliates (see Note B)	957

Net Increase in Net Assets from Operations	$6,168,804

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,429,313	$6,136,129
Net realized gain (loss) on investment and foreign currency transactions	36,678	(1,639,351)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,298,144)	16,608,452
Contributions from Affiliates (see Note B)	957	– 0	–

Net increase in net assets from operations	6,168,804	21,105,230
Dividends to Shareholders from
Net investment income
Class A	(438,322)	(246,245)
Class C	(42,144)	(36,966)
Advisor Class	(1,782,646)	(470,470)
Class R	(8,105)	(2,681)
Class K	(44,541)	(38,246)
Class I	(10,229)	(7,136)
Class 1	(5,080,600)	(5,652,787)
Class 2	(1,188,735)	(1,101,775)
Class Z	(299,386)	(255,907)
Capital Stock Transactions
Net increase (decrease)	168,272,863	(21,240,298)

Total increase (decrease)	165,546,959	(7,947,281)
Net Assets
Beginning of period	326,755,508	334,702,789

End of period (including undistributed net investment income of $506,002 and $574,964, respectively)	$492,302,467	$326,755,508

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2017

Cash flows from operating activities
Net increase in net assets from operations		$6,168,804
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(382,029,453)
Purchases of short-term investments	(311,101,247)
Proceeds from disposition of long-term investments	244,747,004
Proceeds from disposition of short-term investments	297,998,771
Net realized gain on investment transactions and foreign currency transactions	(36,678)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,298,144
Net accretion of bond discount and amortization of bond premium	3,098,558
Inflation index adjustment	(7,253,171)
Decrease in receivable for investments sold	3,548,784
Increase in interest receivable	(466,767)
Increase in affiliated dividends receivable	(925)
Increase in cash collateral due from broker	(217,342)
Increase in payable for investments purchased	44,509
Increase in advisory fee payable	19,744
Increase in administrative fee payable	6,042
Increase in Transfer Agent fee payable	17,144
Increase in distribution fee payable	9,458
Increase in directors’ fee payable	247
Increase in accrued expenses	109,618
Proceeds from swaptions written, net	34,155
Proceeds on swaps, net	1,015,501
Proceeds for exchange-traded derivatives settlements	691,357
Total adjustments		(146,466,547)

Net decrease in cash from operating activities		$(140,297,743)

Cash flows from financing activities
Subscriptions of capital stock, net	166,827,221
Cash dividends paid (net of dividend reinvestments)*	(1,604,463)
Repayment of reverse repurchase agreements	(26,697,288)

Net increase in cash from financing activities		138,525,470
Effect of exchange rate on cash		(368,357)

Net decrease in cash		(2,140,630)
Net change in cash
Cash at beginning of year		3,342,760

Cash at end of year		$1,202,130

* Reinvestment of dividends	$7,290,245
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,098,630

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Strategy”), a diversified portfolio. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

54 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

abfunds.com	AB BOND INFLATION STRATEGY | 55

NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$430,939,023		$	– 0	–	$430,939,023
Corporates – Investment Grade		– 0	–	59,480,996			– 0	–	59,480,996
Commercial Mortgage-Backed Securities		– 0	–	29,291,635			4,607,155		33,898,790
Asset-Backed Securities		– 0	–	21,539,087			6,237,183		27,776,270
Collateralized Mortgage Obligations		– 0	–	21,736,815			– 0	–	21,736,815
Corporates – Non-Investment Grade		– 0	–	12,784,054			– 0	–	12,784,054
Emerging Markets – Treasuries		– 0	–	4,004,399			– 0	–	4,004,399
Emerging Markets – Corporate Bonds		– 0	–	2,377,676			– 0	–	2,377,676
Quasi-Sovereigns		– 0	–	2,035,653			– 0	–	2,035,653
Governments – Sovereign Bonds		– 0	–	677,300			– 0	–	677,300
Common Stocks		– 0	–	– 0	–		271,107		271,107
Emerging Markets – Sovereigns		– 0	–	266,156			– 0	–	266,156
Short-Term Investments
Governments – Treasuries		– 0	–	12,841,790			– 0	–	12,841,790

Total Investments in Securities		– 0	–	597,974,584			11,115,445		609,090,029
Other Financial Instruments(a):
Assets:
Futures		749,364		– 0	–		– 0	–	749,364	(b)
Forward Currency Exchange Contracts		– 0	–	370,926			– 0	–	370,926
Centrally Cleared Credit Default Swaps		– 0	–	179,324			– 0	–	179,324	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	664,852			– 0	–	664,852	(b)
Inflation (CPI) Swaps		– 0	–	573,115			– 0	–	573,115
Liabilities:
Futures		(295,601)		– 0	–		– 0	–	(295,601	)(b)
Forward Currency Exchange Contracts		– 0	–	(412,906)			– 0	–	(412,906)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,030,695)			– 0	–	(1,030,695	)(b)
Credit Default Swaps		– 0	–	(1,815,751)			– 0	–	(1,815,751)
Inflation (CPI) Swaps		– 0	–	(30,555)			– 0	–	(30,555)
Interest Rate Swaps		– 0	–	(26,649)			– 0	–	(26,649)

Total(c)		$453,763		$596,446,245			$11,115,445		$608,015,453

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/16	$9,448,399		$2,749,542			$758,543
Accrued discounts/(premiums)	1,678		39			– 0	–
Realized gain (loss)	(269,145)		13,270			11,891
Change in unrealized appreciation/depreciation	240,533		(9,272)			(393)
Purchases/Payups	493,531		5,347,068			– 0	–
Sales/Paydowns	(5,307,841)		(1,863,464)			(495,298)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(274,743)

Balance as of 10/31/17	$4,607,155		$6,237,183		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$(89,254)		$(2,657)		$	– 0	–

	Common Stocks		Total
Balance as of 10/31/16	$429,612		$13,386,096
Accrued discounts/(premiums)	– 0	–	1,717
Realized gain (loss)	– 0	–	(243,984)
Change in unrealized appreciation/depreciation	(3,505)		227,363
Purchases/Payups	– 0	–	5,840,599
Sales/Paydowns	(155,000)		(7,821,603)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(274,743	)(b)

Balance as of 10/31/17	$271,107		$11,115,445

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$(3,505)		$83,092

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers from Level 3 to Level 2 during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2017. Securities priced by (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Input
Common Stock	$271,107	Market Approach	NAV Equivalent	$1,019.50 / NA

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NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses excluding interest expense on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Effective January 29, 2016, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and then may be extended for additional one-year terms. For the year ended October 31, 2017, such reimbursement amounted to $935,249.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $64,905.

During the year ended October 31, 2017, the Adviser reimbursed the Strategy $957 for trading losses incurred due to a trade entry error.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $133,385 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $4,265 from the sale of Class A shares and received $2,019

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and $2,260 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2017.

The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense.

For the year ended October 31, 2017, such waiver amounted to $11,190.

A summary of the Strategy’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Strategy	Market Value 10/31/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)		Dividend Income (000)
Government Money Market Portfolio	$	– 0 –	$253,897	$253,897	$	– 0 –	$33

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $9,700, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25%

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of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $248,423, $18,721, $18,270 and $1,480,807 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$90,340,602	$78,717,311
U.S. government securities	291,688,851	147,810,294

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$606,717,117

Gross unrealized appreciation	$8,516,353
Gross unrealized depreciation	(5,850,621)

Net unrealized appreciation	$2,665,732

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market

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risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium

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received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

The Strategy may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2017, the Strategy held purchased swaptions for hedging purposes.

During the year ended October 31, 2017, the Strategy held written swaptions for hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the

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issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value (“NAV”) of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2017, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

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Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same referenced obligations with the same counterparty. As of October 31, 2017, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2017, the Strategy held credit default swaps for hedging and non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s OTC counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the year ended October 31, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$749,364	*	Receivable/Payable for variation margin on futures	$295,601	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	31,525	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	664,852	*	Receivable/Payable for variation margin on exchange traded swaps	1,030,695	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	370,926		Unrealized depreciation on forward currency exchange contracts	412,906

Interest rate contracts				Unrealized depreciation on interest rate swaps	26,649

Interest rate contracts	Unrealized appreciation on inflation swaps	573,115		Unrealized depreciation on inflation swaps	30,555

Credit contracts				Unrealized depreciation on credit default swaps	782,130

Total		$2,389,782			$2,578,536

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(891,211)	$475,573

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(121,038)	(144,515)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(152,827)	16,462

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	48,025	(3,987)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(18,015)	1,862,277

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(98,665)	(505,665)

Total		$(1,233,731)	$1,700,145

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The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$20,734,856	(a)
Average original value of sale contracts	$79,063,532
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,776,100
Average principal amount of sale contracts	$48,471,427
Purchased Options:
Average monthly cost	$46,154	(b)
Swaptions Written:
Average notional amount	$17,763,333	(c)
Interest Rate Swaps:
Average notional amount	$685,385
Inflation Swaps:
Average notional amount	$43,451,538
Centrally Cleared Interest Rate Swaps:
Average notional amount	$140,102,684
Credit Default Swaps:
Average notional amount of buy contracts	$4,350,308
Average notional amount of sale contracts	$9,504,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$16,784,400	(d)
Average notional amount of sale contracts	$2,500,000	(e)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for three months during the year.

(e)	Positions were open for six months during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Strategy as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$227,784	$ – 0	–	$	– 0	–	$	– 0	–	$227,784
Barclays Bank PLC	347,362	(25,398)			– 0	–		(321,964)		– 0	–
BNP Paribas SA	52,403	– 0	–		– 0	–		– 0	–	52,403
Citibank, NA	125,741	(125,741)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,371	(1,371)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	30,812	(12,545)			– 0	–		– 0	–	18,267
Royal Bank of Scotland PLC	109,567	(109,567)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	37,746	– 0	–		– 0	–		– 0	–	37,746
State Street Bank & Trust Co.	11,255	(11,255)			– 0	–		– 0	–	– 0	–

Total	$944,041	$(285,877)		$	– 0	–		$(321,964)		$336,200	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$25,398	$(25,398)		$	– 0	–	$	– 0	–	$ – 0	–
Citibank, NA	194,532	(125,741)			– 0	–		– 0	–	68,791
Citigroup Global Markets, Inc.	288,123	– 0	–		– 0	–		(283,120)		5003
Credit Suisse International	297,345	– 0	–		– 0	–		(223,912)		73,433
Deutsche Bank AG	585,135	(1,371)			– 0	–		(528,032)		55,732
Goldman Sachs Bank USA/Goldman Sachs International	579,216	– 0	–		– 0	–		(312,568)		266,648
JPMorgan Chase Bank, NA	12,545	(12,545)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	89,990	– 0	–		(88,000)			– 0	–	1,990
Royal Bank of Scotland PLC	145,206	(109,567)			– 0	–		– 0	–	35,639

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
State Street Bank & Trust Co.	$68,371	$(11,255)	$	– 0	–	$	– 0	–	$57,116

Total	$2,285,861	$(285,877)		$(88,000)			$(1,347,632)		$564,352	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Strategy may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended October 31, 2017, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2017, the average amount of reverse repurchase agreements outstanding was $130,901,870 and the daily weighted average interest rate was .88%. At October 31, 2017, the Strategy had reverse repurchase agreements outstanding in the amount of $121,629,170 as reported on the statement of assets and liabilities.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of October 31, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$75,227,167	$(75,227,167)	$	– 0	–
JPMorgan Chase Bank	46,402,003	(46,402,003)		– 0	–

Total	$121,629,170	$(121,629,170)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	2,481,469	616,312		$26,845,725	$6,657,179

Shares issued in reinvestment of dividends	35,592	20,509		385,023	218,687

Shares converted from Class C	49,291	– 0	–	535,791	– 0	–

Shares redeemed	(1,537,273)	(414,835)		(16,618,288)	(4,371,321)

Net increase	1,029,079	221,986		$11,148,251	$2,504,545

Class C
Shares sold	328,784	40,692		$3,470,916	$430,613

Shares issued in reinvestment of dividends	3,156	2,983		33,459	31,208

Shares converted to Class A	(50,356)	– 0	–	(535,791)	– 0	–

Shares redeemed	(173,499)	(70,612)		(1,842,937)	(739,753)

Net increase (decrease)	108,085	(26,937)		$1,125,647	$(277,932)

Advisor Class
Shares sold	10,938,589	1,412,206		$118,327,539	$15,223,605

Shares issued in reinvestment of dividends	135,408	40,289		1,468,124	431,827

Shares redeemed	(3,825,785)	(536,555)		(41,472,690)	(5,711,476)

Net increase	7,248,212	915,940		$78,322,973	$9,943,956

Class R
Shares sold	481,679	35,469		$5,202,527	$382,901

Shares issued in reinvestment of dividends	750	248		8,105	2,681

Shares redeemed	(23,935)	(194)		(258,683)	(2,101)

Net increase	458,494	35,523		$4,951,949	$383,481

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class K
Shares sold	133,650	100,455	$1,443,483	$1,078,846

Shares issued in reinvestment of dividends	4,128	3,579	44,541	38,246

Shares redeemed	(90,288)	(37,944)	(972,679)	(402,583)

Net increase	47,490	66,090	$515,345	$714,509

Class I
Shares sold	80,147	7,138	$861,654	$75,774

Shares issued in reinvestment of dividends	953	671	10,229	7,136

Shares redeemed	(53,204)	(1,489)	(573,108)	(15,768)

Net increase	27,896	6,320	$298,775	$67,142

Class 1
Shares sold	9,138,261	3,022,337	$97,715,632	$31,867,232

Shares issued in reinvestment of dividends	379,658	428,634	4,056,730	4,530,676

Shares redeemed	(4,826,214)	(6,952,120)	(51,530,783)	(72,934,157)

Net increase (decrease)	4,691,705	(3,501,149)	$50,241,579	$(36,536,249)

Class 2
Shares sold	3,117,939	1,627,909	$33,181,588	$16,977,155

Shares issued in reinvestment of dividends	92,146	87,936	984,648	928,629

Shares redeemed	(1,593,693)	(2,217,803)	(17,030,914)	(23,295,763)

Net increase (decrease)	1,616,392	(501,958)	$17,135,322	$(5,389,979)

Class Z
Shares sold	667,140	1,015,987	$7,136,819	$10,731,967

Shares issued in reinvestment of dividends	27,950	24,013	299,386	255,907

Shares redeemed	(270,196)	(338,366)	(2,903,183)	(3,637,645)

Net increase	424,894	701,634	$4,533,022	$7,350,229

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. The risk is significantly greater for fixed-income securities with longer maturites. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Strategy, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,894,708	$7,812,213

Total taxable distributions paid	$8,894,708	$7,812,213

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(10,706,541	)(a)
Unrealized appreciation/(depreciation)	2,646,407	(b)

Total accumulated earnings/(deficit)	$(8,060,134	)(c)

(a)	As of October 31, 2017, the Strategy had a net capital loss carryforward of $10,706,541. During the fiscal year, the Strategy utilized of $847,498 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	Other differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Strategy had a net short-term capital loss carryforward of $3,041,617 and a net long term capital loss carryforward of $7,664,924, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency related reclassifications, paydown gain/loss reclassifications and a dividend overdistribution resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium

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NOTES TO FINANCIAL STATEMENTS (continued)

Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

82 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.92	$ 10.44	$ 10.77	$ 10.81	$ 11.36

Income From Investment Operations
Net investment income(a)(b)	.21	.18	.08	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.51	(.31)	(.04)	(.57)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	.69	(.23)	.13	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.21)	(.10)	(.17)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.19)	(.21)	(.10)	(.17)	(.07)

Net asset value, end of period	$ 10.83	$ 10.92	$ 10.44	$ 10.77	$ 10.81

Total Return
Total investment return based on net asset value(d)	.91%	6.63%	(2.18)%	1.16%	(4.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,718	$16,712	$13,660	$15,860	$23,358
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.01%	.98%	.88%	.81%	.80%
Expenses, before waivers/reimbursements(e)	1.34%	1.42%	1.36%	1.15%	1.18%
Net investment income(b)	1.95%	1.71%	.75%	1.57%	.80%
Portfolio turnover rate**	42%	41%	51%	77%	93%
See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.71	$ 10.27	$ 10.64	$ 10.71	$ 11.28

Income From Investment Operations
Net investment income(a)(b)	.13	.10	.00	(c)	.07	.00	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.50	(.31)	(.01)	(.56)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.02	.60	(.31)	.06	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.16)	(.06)	(.13)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.12)	(.16)	(.06)	(.13)	(.01)

Net asset value, end of period	$ 10.61	$ 10.71	$ 10.27	$ 10.64	$ 10.71

Total Return
Total investment return based on net asset value(d)	.16%	5.86%	(2.93)%	.50%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,627	$2,505	$2,679	$3,596	$5,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.76%	1.72%	1.58%	1.51%	1.51%
Expenses, before waivers/reimbursements(e)	2.09%	2.16%	2.07%	1.86%	1.86%
Net investment income(b)	1.26%	.96%	.06%	.70%	.01%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

84 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.93	$ 10.46	$ 10.79	$ 10.82	$ 11.39

Income From Investment Operations
Net investment income(a)(b)	.25	.22	.13	.19	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.49	(.33)	(.03)	(.52)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	.71	(.20)	.16	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.24)	(.13)	(.19)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.21)	(.24)	(.13)	(.19)	(.11)

Net asset value, end of period	$ 10.84	$ 10.93	$ 10.46	$ 10.79	$ 10.82

Total Return
Total investment return based on net asset value(d)	1.15%	6.87%	(1.90)%	1.50%	(4.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,545	$29,186	$18,343	$16,144	$7,969
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.77%	.73%	.58%	.52%	.51%
Expenses, before waivers/reimbursements(e)	1.10%	1.16%	1.06%	.86%	.87%
Net investment income(b)	2.31%	2.04%	1.23%	1.77%	.54%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.89	$ 10.44	$ 10.78	$ 10.81	$ 11.34

Income From Investment Operations
Net investment income (loss)(a)(b)	.21	.29	(.08)	.14	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.37	(.19)	(.02)	(.57)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.09	.66	(.27)	.12	(.51)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.21)	(.07)	(.15)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.16)	(.21)	(.07)	(.15)	(.02)

Net asset value, end of period	$ 10.82	$ 10.89	$ 10.44	$ 10.78	$ 10.81

Total Return
Total investment return based on net asset value(d)	.80	%†	6.41%	(2.49)%	1.10%	(4.51)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,364	$408	$20	$230	$209
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.29%	1.24%	1.06%	1.01%	1.01%
Expenses, before waivers/reimbursements(e)	1.67%	1.71%	1.50%	1.40%	1.44%
Net investment income (loss)(b)	2.08%	2.71%	(.68)%	1.26%	.49%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

86 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.89	$ 10.42	$ 10.77	$ 10.80	$ 11.35

Income From Investment Operations
Net investment income(a)(b)	.21	.20	.07	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.49	(.31)	(.03)	(.57)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	.69	(.24)	.14	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.22)	(.11)	(.17)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.18)	(.22)	(.11)	(.17)	(.07)

Net asset value, end of period	$ 10.81	$ 10.89	$ 10.42	$ 10.77	$ 10.80

Total Return
Total investment return based on net asset value(d)	.96%	6.66%	(2.24)%	1.31%	(4.26)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,903	$2,409	$1,616	$2,219	$1,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.01%	.98%	.83%	.76%	.76%
Expenses, before waivers/reimbursements(e)	1.37%	1.36%	1.17%	1.07%	1.12%
Net investment income(b)	1.95%	1.87%	.70%	1.57%	.80%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.84	$ 10.38	$ 10.73	$ 10.77	$ 11.33

Income From Investment Operations
Net investment income (loss)(a)(b)	.24	.22	(.06)	.22	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.50	(.14)	(.06)	(.55)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	.72	(.20)	.16	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.15)	(.20)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.22)	(.26)	(.15)	(.20)	(.11)

Net asset value, end of period	$ 10.74	$ 10.84	$ 10.38	$ 10.73	$ 10.77

Total Return
Total investment return based on net asset value(d)	1.15%	6.98%	(1.88)%	1.52%	(4.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$642	$345	$265	$841	$2,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.76%	.72%	.57%	.51%	.50%
Expenses, before waivers/reimbursements(e)	.99%	1.03%	.76%	.69%	.83%
Net investment income (loss)(b)	2.25%	2.08%	(.50)%	2.06%	1.10%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.80	$ 10.35	$ 10.71	$ 10.76	$ 11.33

Income From Investment Operations
Net investment income(a)(b)	.22	.20	.10	.19	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.51	(.32)	(.04)	(.58)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	.71	(.22)	.15	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.26)	(.14)	(.20)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.22)	(.26)	(.14)	(.20)	(.11)

Net asset value, end of period	$ 10.69	$ 10.80	$ 10.35	$ 10.71	$ 10.76

Total Return
Total investment return based on net asset value(d)	1.01%	6.89%	(2.04)%	1.38%	(4.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$274,366	$226,408	$253,402	$288,565	$315,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.86%	.82%	.68%	.61%	.60%
Expenses, before waivers/reimbursements(e)	1.04%	1.03%	.87%	.77%	.81%
Net investment income(b)	2.10%	1.86%	.98%	1.75%	1.05%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.79	$ 10.35	$ 10.71	$ 10.75	$ 11.33

Income From Investment Operations
Net investment income(a)(b)	.24	.20	.11	.20	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.51	(.32)	(.03)	(.58)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.13	.71	(.21)	.17	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.27)	(.15)	(.21)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.23)	(.27)	(.15)	(.21)	(.12)

Net asset value, end of period	$ 10.69	$ 10.79	$ 10.35	$ 10.71	$ 10.75

Total Return
Total investment return based on net asset value(d)	1.21%	6.92%	(1.95)%	1.55%	(4.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,118	$37,207	$40,897	$47,314	$46,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.76%	.72%	.58%	.51%	.51%
Expenses, before waivers/reimbursements(e)	.94%	.93%	.77%	.67%	.71%
Net investment income(b)	2.24%	1.93%	1.09%	1.87%	1.05%
Portfolio turnover rate**	42%	41%	51%	77%	93%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	December 11, 2014(f) to October 31, 2015
2017	2016

Net asset value, beginning of period	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.24	.25	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.46	(.28)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.13	.71	(.09)

Less: Dividends
Dividends from net investment income	(.23)	(.27)	(.15)

Net asset value, end of period	$ 10.72	$ 10.82	$ 10.38

Total Return
Total investment return based on net asset value(d)	1.19%	6.89%	(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$16,019	$11,576	$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.76%	.73%	.61	%^
Expenses, before waivers/reimbursements(e)	.94%	.95%	.84	%^
Net investment income(b)	2.22%	2.40%	2.09	%^
Portfolio turnover rate**	42%	41%	51%

See footnote summary on page 92.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2017	2016	2015	2014	2013

Class A
Net of waivers/reimbursements	.75%	.76%	.80%	.79%	.75%
Before waivers/reimbursements	1.07%	1.20%	1.28%	1.13%	1.12%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.48%	1.45%
Before waivers/reimbursements	1.82%	1.94%	1.99%	1.84%	1.81%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.49%	.45%
Before waivers/reimbursements	.83%	.93%	.98%	.84%	.82%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	.99%	.95%
Before waivers/reimbursements	1.38%	1.47%	1.44%	1.38%	1.39%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.74%	.70%
Before waivers/reimbursements	1.10%	1.13%	1.09%	1.05%	1.06%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.49%	.45%
Before waivers/reimbursements	.72%	.81%	.69%	.67%	.78%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.59%	.55%
Before waivers/reimbursements	.77%	.81%	.79%	.74%	.76%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.49%	.45%
Before waivers/reimbursements	.67%	.71%	.69%	.64%	.66%
Class Z(g)
Net of waivers/reimbursements	.50%	.50%	.50%^	N/A	N/A
Before waivers/reimbursements	.68%	.72%	.73%^	N/A	N/A

(f)	Commencement of distribution.

(g)	Commenced distribution on December 11, 2014.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

†	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Bond Inflation Strategy Portfolio (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc. as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Bond Inflation Strategy Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2017

abfunds.com	AB BOND INFLATION STRATEGY | 93

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2017. For foreign shareholders, 99.93% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3), Senior Vice President and Independent Compliance Officer Michael Canter(4), Vice President Shawn E. Keegan(4), Vice President Greg J. Wilensky(4) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Michael Canter, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 95

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin##,^ 75 (1998)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.## 85 (1998)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy##,^ 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardlQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

abfunds.com	AB BOND INFLATION STRATEGY | 101

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

#	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein^ 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Canter 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Shawn E. Keegan 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Greg J. Wilensky 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

^	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB BOND INFLATION STRATEGY | 103

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2014 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2015.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by

abfunds.com	AB BOND INFLATION STRATEGY | 105

the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services

106 | AB BOND INFLATION STRATEGY	abfunds.com

rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB BOND INFLATION STRATEGY | 107

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

108 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1017

OCT     10.31.17

ANNUAL REPORT

AB CREDIT LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Credit Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 1

ANNUAL REPORT

December 15, 2017

This report provides management’s discussion of fund performance for AB Credit Long/Short Portfolio for the annual reporting period ended October 31, 2017.

The Fund’s investment objective is to seek absolute return over a full market cycle.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB CREDIT LONG/SHORT PORTFOLIO[1]
Class A Shares	-3.88%	-3.45%
Class C Shares	-4.26%	-4.21%
Advisor Class Shares[2]	-3.76%	-3.24%
BofA ML 3-Month US T-Bill Index	0.49%	0.72%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2017, by 0.00% and 0.02%, respectively.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, for the six- and 12-month periods ended October 31, 2017.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. Underperformance versus the benchmark for both periods was driven by losses on single-name, directional positions and capital structure relative value positions. During the six-month period, there was a broad rally in credit markets, with little differentiation across sectors. The lack of relative movements between credit instruments was a headwind to the Fund’s performance.

During both periods, the Fund utilized derivatives including currency forwards to hedge currency exposure as well as to manage active currency risk, which detracted from absolute returns. Purchased and written equity options were also used to hedge market exposure and for investment purposes, and detracted from returns. Total return swaps were used to hedge and take active risk, and added to performance. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk, and detracted from returns. Futures were used for both hedging and investment purposes, and added to performance. Interest rate swaps were used for hedging purposes, specifically to manage duration, and had no material impact on returns.

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MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period, global credit markets rallied strongly. Following the US presidential election, a broad reflationary theme took hold across global financial markets, with equities and credit spreads rallying strongly and a mixed result for global interest rates. During this time, the Fund employed a variety of relative value focused strategies intended to take advantage of mispricings across credit assets, as opposed to taking outright, directional positions. With increasingly stretched valuations, the Fund was positioned with a broadly neutral risk allocation.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, US government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment-grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the

(continued on next page)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 3

lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

While the Fund’s investments will be focused on US dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 3-Month US T-Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

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DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

5/7/20141 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Credit Long/Short Portfolio Class A shares (from 5/7/20141 to 10/31/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 5/7/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			-4.98%
1 Year	-3.45%	-7.56%
Since Inception[2]	-0.16%	-1.39%
CLASS C SHARES			-5.56%
1 Year	-4.21%	-5.16%
Since Inception[2]	-0.91%	-0.91%
ADVISOR CLASS SHARES[3]			-4.57%
1 Year	-3.24%	-3.24%
Since Inception[2]	0.08%	0.08%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 9.03%, 9.83% and 8.76% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, extraordinary expenses, brokerage commission and other transaction costs to 1.24%, 1.99% and 0.99% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Inception date: 5/7/2014.

3	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-6.16%
Since Inception[1]	-1.12%
CLASS C SHARES
1 Year	-3.77%
Since Inception[1]	-0.63%
ADVISOR CLASS SHARES[2]
1 Year	-1.76%
Since Inception[1]	0.38%

1	Inception date: 5/7/2014.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$961.20	$34.80	7.04%	$34.90	7.06%
Hypothetical**	$1,000	$989.72	$35.31	7.04%	$35.41	7.06%
Class C
Actual	$1,000	$957.40	$39.17	7.94%	$39.32	7.97%
Hypothetical**	$1,000	$985.18	$39.73	7.94%	$39.88	7.97%
Advisor Class
Actual	$1,000	$962.40	$33.78	6.83%	$33.93	6.86%
Hypothetical**	$1,000	$990.77	$34.27	6.83%	$34.42	6.86%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $20.8

SECTOR BREAKDOWN1

	Long	Short
Asset-Backed Securities	1.3%	—%
Bank Loans	0.7	—
Collateralized Mortgage Obligations	0.7	—
Common Stocks	2.4	—
Corporates – Investment Grade	20.1	-16.7
Corporates – Non-Investment Grade	25.7	-67.3
Emerging Markets – Corporate Bonds	2.7	-1.4
Emerging Markets – Sovereigns	1.4	-0.6
Emerging Markets – Treasuries	0.9	—
Governments – Treasuries	1.6	—
Inflation-Linked Securities	1.6	—
Investment Companies	31.2	—
Preferred Stocks	1.5	-1.9
U.S. Treasury Bills	10.7	—

NET COUNTRY EXPOSURE (TOP THREE)1

Long		Short
United States	16.2%	France	-2.6%
Brazil	2.0	Bermuda	-1.9
Switzerland	1.2	Luxembourg	-1.7

1	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

October 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Long		Short
Security		Security
CSC Holdings LLC	3.2%	Kroger Co. (The)	-3.6%
Bombardier, Inc.	2.9	BNP Paribas SA	-3.3
BNP Paribas SA	2.7	Comcast Corp.	-3.2
Kroger Co. (The)	2.5	Ashland LLC	-3.0
Navient Corp.	2.2	XPO Logistics, Inc.	-3.0
Noble Holding International Ltd.	2.2	Bombardier, Inc.	-3.0
Odebrecht Finance Ltd.	1.8	CSC Holdings LLC	-2.9
Brazil Notas do Tesouro Nacional	1.6	Berry Global, Inc.	-2.8
Macy’s Retail Holdings, Inc.	1.4	Iceland Bondco PLC	-2.7
Nabors Industries, Inc.	1.4	Herc Rentals, Inc.	-2.1

1	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 25.7%
Industrial – 21.3%
Basic – 0.4%
ArcelorMittal 7.25%, 3/01/41	U.S.$	56	$68,711
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(b)		202	2,025
ERP Iron Ore, LLC 9.039%, 12/31/19(a)(c)(d)(e)		5	5,086
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(c)(f)(g)		35	– 0	–
Peabody Energy Corp. 6.00%, 11/15/18(c)(d)(e)(g)		119	– 0	–

			75,822

Capital Goods – 3.1%
Bombardier, Inc. 5.75%, 3/15/22(h)		600	595,926
Exide Technologies 11.00% (11.00% Cash or 7.00% PIK), 4/30/22(a)(b)(c)		60	51,000

			646,926

Communications - Media – 4.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(h)		200	198,490
CSC Holdings LLC 6.625%, 10/15/25(h)		600	657,132
iHeartCommunications, Inc. 6.875%, 6/15/18		41	20,500
9.00%, 12/15/19-9/15/22		142	103,329

			979,451

Communications - Telecommunications – 0.4%
Frontier Communications Corp. 10.50%, 9/15/22		87	76,038

Consumer Cyclical - Automotive – 0.1%
Exide Technologies 7.00%, 4/30/25(a)(b)(c)(i)		30	18,073

Consumer Cyclical - Other – 2.4%
K. Hovnanian Enterprises, Inc. 10.50%, 7/15/24(h)		200	222,660
MDC Holdings, Inc. 5.50%, 1/15/24		5	5,369
6.00%, 1/15/43		115	111,357

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PulteGroup, Inc. 6.00%, 2/15/35	U.S.$	140	$148,263
7.875%, 6/15/32		19	23,492

			511,141

Consumer Non-Cyclical – 0.4%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(h)		35	11,012
9.25%, 2/15/19(h)		88	80,379

			91,391

Energy – 9.3%
Berry Petroleum Co. LLC 6.50%, 9/15/22(c)(d)(e)(g)		85	– 0	–
California Resources Corp. 6.00%, 11/15/24		600	278,250
8.00%, 12/15/22(h)		100	66,000
Denbury Resources, Inc. 4.625%, 7/15/23		17	9,711
5.50%, 5/01/22		47	29,375
EP Energy LLC/Everest Acquisition Finance, Inc. 8.00%, 2/15/25(h)		275	203,159
9.375%, 5/01/20		169	142,016
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(h)		24	24,539
Nabors Industries, Inc. 5.50%, 1/15/23		300	288,162
Noble Holding International Ltd. 6.20%, 8/01/40		74	50,043
7.75%, 1/15/24		500	447,500
SandRidge Energy, Inc. 8.125%, 10/15/22(c)(d)(e)(g)		150	– 0	–
SM Energy Co. 6.50%, 1/01/23		200	203,132
Transocean, Inc. 6.80%, 3/15/38		100	81,401
Weatherford International Ltd. 5.875%, 7/01/21(i)		105	105,919

			1,929,207

Other Industrial – 0.4%
General Cable Corp. 4.50%, 11/15/29(i)(j)		85	81,455

Technology – 0.1%
Avaya, Inc. 10.50%, 3/01/21(c)(f)(g)(h)		404	24,240

			4,433,744

16 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.4%
Banking – 1.4%
Barclays Bank PLC 6.86%, 6/15/32(h)(k)	U.S.$	73	$88,379
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(h)(k)(l)	EUR	100	113,318
Series U 3.655% (LIBOR 3 Month + 2.32%), 9/30/27(k)(l)	U.S.$	100	97,101

			298,798

Finance – 3.0%
Enova International, Inc. 9.75%, 6/01/21		37	39,447
Navient Corp. 5.00%, 10/26/20		453	466,504
8.00%, 3/25/20		24	26,480
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(h)		95	87,651

			620,082

			918,880

Total Corporates – Non-Investment Grade (cost $5,508,022)			5,352,624

CORPORATES – INVESTMENT GRADE – 20.1%
Industrial – 11.9%
Communications - Media – 1.5%
21st Century Fox America, Inc. 4.00%, 10/01/23		55	58,194
Omnicom Group, Inc. 3.60%, 4/15/26		200	202,864
Time Warner, Inc. 4.05%, 12/15/23		40	42,176

			303,234

Communications - Telecommunications – 3.0%
AT&T, Inc. 4.125%, 2/17/26		200	205,116
5.15%, 2/14/50		104	102,458
5.45%, 3/01/47		100	104,324
Verizon Communications, Inc. 4.125%, 3/16/27		200	208,404

			620,302

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.0%
Ford Motor Credit Co. LLC Series G 4.389%, 1/08/26	U.S.$	200	$209,162

Consumer Cyclical - Retailers – 1.4%
Macy’s Retail Holdings, Inc. 4.30%, 2/15/43		400	294,756

Consumer Non-Cyclical – 3.8%
Kroger Co. (The) 3.875%, 10/15/46		600	525,210
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		300	265,479

			790,689

Energy – 0.4%
Plains All American Pipeline LP/PAA Finance Corp. 3.85%, 10/15/23		79	79,265

Services – 0.2%
S&P Global, Inc. 4.00%, 6/15/25		41	43,311

Technology – 0.6%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45		17	18,105
Xerox Corp. 3.625%, 3/15/23		110	108,571

			126,676

			2,467,395

Financial Institutions – 6.5%
Banking – 6.5%
BNP Paribas SA 7.625%, 3/30/21(h)(k)		500	560,630
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		250	259,170
Morgan Stanley 5.00%, 11/24/25		248	271,416
Wells Fargo & Co. 4.125%, 8/15/23		250	264,283

			1,355,499

Utility – 1.7%
Electric – 1.7%
Dominion Energy, Inc. Series D 2.85%, 8/15/26		100	96,638

18 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Duke Energy Corp. 3.95%, 10/15/23	U.S.$	250	$265,172

			361,810

Total Corporates – Investment Grade (cost $4,116,929)			4,184,704

EMERGING MARKETS – CORPORATE BONDS – 2.7%
Industrial – 2.7%
Capital Goods – 1.8%
Odebrecht Finance Ltd. 4.375%, 4/25/25(h)		1,000	375,000

Energy – 0.7%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(m)		98	137,101

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(h)		100	41,250

Total Emerging Markets – Corporate Bonds (cost $613,707)			553,351

		Shares
COMMON STOCKS – 2.4%
Industrials – 0.1%
Construction & Engineering – 0.1%
Modular Space Corp.(b)		1,288	19,449

Energy Equipment & Services – 0.0%
Sanchez Energy Corp.(g)		537	2,325

Energy Other – 0.0%
Tervita Corp.(c)(d)(e)(g)		838	6,009

Road & Rail – 0.0%
Celadon Group, Inc.		772	5,674

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(c)(d)(e)(g)		30,830	5,567

			39,024

Consumer Discretionary – 0.7%
Auto Components – 0.0%
Exide Technologies(e)(g)(m)		1,620	6,379

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.1%
Laureate Education, Inc. – Class A(g)	2,017	$26,967

Hotels, Restaurants & Leisure – 0.1%
eDreams ODIGEO SA(g)	5,321	16,481

Household Durables – 0.0%
Hovnanian Enterprises, Inc. – Class A(g)	2,224	5,382

Media – 0.3%
Clear Channel Outdoor Holdings, Inc. – Class A	4,650	17,670
DISH Network Corp. – Class A(g)	133	6,456
Gray Television, Inc.(g)	771	12,004
Nexstar Media Group, Inc. – Class A	235	14,993
Townsquare Media, Inc. – Class A(g)	664	6,932

		58,055

Multiline Retail – 0.2%
Macy’s, Inc.	1,567	29,397

		142,661

Energy – 0.7%
Energy Equipment & Services – 0.1%
Weatherford International PLC(g)	3,318	11,514

Oil, Gas & Consumable Fuels – 0.6%
Peabody Energy Corp.(g)	679	20,974
CHC Group LLC(g)(m)	1,937	13,559
Berry Pete Corp.(c)(d)(g)	3,329	25,800
Oasis Petroleum, Inc.(g)	947	8,949
SandRidge Energy, Inc.(g)	1,200	22,524
Halcon Resources Corp.(g)	879	5,784
Chesapeake Energy Corp.(g)	1,571	6,127
EP Energy Corp. – Class A(g)	1,809	4,884
Whiting Petroleum Corp.(g)	1,439	8,648
Carrizo Oil & Gas, Inc.(g)	456	8,067

		125,316

		136,830

Materials – 0.5%
Metals & Mining – 0.5%
AK Steel Holding Corp.(g)	22,438	102,990

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.2%
Koninklijke KPN NV	6,700	23,054
TDC A/S	4,700	27,787

		50,841

20 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Wireless Telecommunication Services – 0.1%
T-Mobile US, Inc.(g)		175	$10,460

			61,301

Health Care – 0.1%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(g)		2,300	13,570
Quorum Health Corp.(g)		107	612
Tenet Healthcare Corp.(g)		561	8,011

			22,193

Pharmaceuticals – 0.0%
Endo International PLC(g)		625	3,987
Horizon Pharma PLC(g)		273	3,702

			7,689

			29,882

Financials – 0.0%
Diversified Financial Services – 0.0%
Holdco, Inc.(c)(d)(e)		12,383	7,925

Information Technology – 0.0%
Technology Hardware, Storage & Peripherals – 0.0%
Travelport Worldwide Ltd.		340	5,335

Total Common Stocks (cost $722,112)			525,948

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 1.6%
Brazil – 1.6%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/24 (cost $178,030)	BRL	340	335,085

GOVERNMENTS – TREASURIES – 1.6%
Mexico – 1.0%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	4,546	214,779

Russia – 0.5%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	6,273	107,741

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	141	$8,712

Total Governments – Treasuries (cost $347,939)			331,232

EMERGING MARKETS – SOVEREIGNS – 1.4%
Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.125%, 6/15/25(h)	EUR	100	123,183

Venezuela – 0.8%
Venezuela Government International Bond 9.25%, 9/15/27	U.S.$	450	165,376

Total Emerging Markets – Sovereigns (cost $319,053)			288,559

		Shares
PREFERRED STOCKS – 1.5%
Industrial – 1.4%
Energy – 1.4%
Berry Petroleum Co. LLC 0.00%(c)(d)(g)		2,781	28,736
Sanchez Energy Corp. 4.875%		1,550	25,284
Sanchez Energy Corp. 6.50%		400	7,172
Tervita Corp. 0.00%(c)(d)(e)(g)		30,203	216,555

			277,747

Financial Institutions – 0.1%
Services – 0.1%
Holdco, Inc. 0.00%(c)(d)(e)(g)		79	7,857

Total Preferred Stocks (cost $265,854)			285,604

22 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.3%
Other ABS - Fixed Rate – 1.0%
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(c)(h)	U.S.$	208	$211,756

Home Equity Loans - Fixed Rate – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47(c)		71	49,790

Total Asset-Backed Securities (cost $262,824)			261,546

EMERGING MARKETS – TREASURIES – 0.9%
Argentina – 0.4%
Argentine Bonos del Tesoro 16.00%, 10/17/23	ARS	1,565	89,143

Turkey – 0.5%
Turkey Government Bond 11.00%, 2/24/27	TRY	367	93,865

Total Emerging Markets – Treasuries (cost $210,536)			183,008

BANK LOANS – 0.7%
Industrial – 0.7%
Technology – 0.7%
Avaya Inc.
5.87% (LIBOR 3 Month + 4.50%), 10/26/18(n)	U.S.$	40	33,122
6.62% (LIBOR 3 Month + 5.25%), 5/29/20(f)(g)(n)		117	97,322
8.74% (LIBOR 1 Month + 7.50%), 1/24/18(n)		14	14,479

Total Bank Loans (cost $152,535)			144,923

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.7%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36		55	50,644

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36	U.S.$	60	$50,472
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		28	25,475
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		17	17,102

Total Collateralized Mortgage Obligations (cost $151,538)			143,693

		Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2017; Contracts: 91; Exercise Price: USD 251.00; Counterparty: Morgan Stanley & Co., Inc.(g) (cost $7,193)	USD	91	4,868

		Shares
WARRANTS – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc., expiring 4/21/20(d)(g)		1,429	857
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(g)		2,538	2,284
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(g)		122	98

			3,239

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(c)(d)(e)(g)		13,856	334

Total Warrants (cost $23,545)			3,573

24 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 41.9%
Investment Companies – 31.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(o)(p)(q) (cost $6,494,426)		6,494,426	$6,494,426

		Principal Amount (000)

U.S. Treasury Bills – 10.7%
U.S. Treasury Bill
Zero Coupon, 12/28/17(r)	U.S.$	555	554,023
Zero Coupon, 11/02/17-12/07/17		1,665	1,664,163

Total U.S. Treasury Bills (cost $2,218,186)			2,218,186

Total Short-Term Investments (cost $8,712,612)			8,712,612

Total Investments Before Securities Sold Short – 102.5% (cost $21,592,429)			21,311,330

SECURITIES SOLD SHORT – (88.1)%
CORPORATES – NON-INVESTMENT GRADE – (67.4)%
Industrial – (57.0)%
Basic – (11.9)%
Ashland LLC 4.75%, 8/15/22		(600)	(632,292)
Berry Global, Inc. 5.50%, 5/15/22		(564)	(586,994)
Chemours Co. (The) 6.625%, 5/15/23		(400)	(424,956)
INEOS Group Holdings SA 5.625%, 8/01/24(h)		(400)	(417,192)
Lundin Mining Corp. 7.50%, 11/01/20(h)		(200)	(207,996)
Platform Specialty Products Corp. 6.50%, 2/01/22(h)		(200)	(207,216)

			(2,476,646)

Capital Goods – (4.9)%
Bombardier, Inc. 7.50%, 3/15/25(h)		(600)	(618,918)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triumph Group, Inc. 4.875%, 4/01/21	U.S.$	(400)	$(397,332)

			(1,016,250)

Communications - Media – (7.9)%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.875%, 4/01/24(h)		(400)	(426,276)
CSC Holdings LLC 5.25%, 6/01/24		(600)	(598,410)
Lamar Media Corp. 5.00%, 5/01/23		(400)	(413,000)
5.875%, 2/01/22		(200)	(205,772)

			(1,643,458)

Consumer Cyclical - Automotive – (2.0)%
Dana, Inc. 5.50%, 12/15/24		(400)	(423,084)

Consumer Cyclical - Other – (2.0)%
Scientific Games International, Inc. 7.00%, 1/01/22(h)		(400)	(423,128)

Consumer Non-Cyclical – (4.8)%
Iceland Bondco PLC 6.75%, 7/15/24(h)	GBP	(400)	(572,279)
Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	(400)	(425,580)

			(997,859)

Energy – (10.2)%
Chesapeake Energy Corp. 8.00%, 6/15/27(h)		(400)	(387,356)
Laredo Petroleum, Inc. 7.375%, 5/01/22		(400)	(416,148)
Noble Holding International Ltd. 8.70%, 4/01/45(j)		(400)	(318,912)
Oasis Petroleum, Inc. 6.875%, 1/15/23		(175)	(177,781)
SM Energy Co. 6.125%, 11/15/22		(400)	(403,252)
Southwestern Energy Co. 6.70%, 1/23/25		(200)	(204,760)
WPX Energy, Inc. 5.25%, 9/15/24		(200)	(200,196)

			(2,108,405)

Services – (2.0)%
Service Corp. International/US 5.375%, 5/15/24		(400)	(422,220)

26 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – (4.1)%
CommScope, Inc. 5.50%, 6/15/24(h)	U.S.$	(400)	$(417,744)
MSCI, Inc. 5.25%, 11/15/24(h)		(400)	(423,956)

			(841,700)

Transportation - Services – (7.2)%
Herc Rentals, Inc. 7.50%, 6/01/22(h)		(400)	(432,980)
United Rentals North America, Inc. 5.75%, 11/15/24		(400)	(424,864)
XPO Logistics, Inc. 6.50%, 6/15/22(h)		(600)	(628,836)

			(1,486,680)

			(11,839,430)

Financial Institutions – (8.9)%
Banking – (2.0)%
Societe Generale SA 6.00%, 1/27/2-0(h)(k)		(400)	(409,972)

Finance – (2.9)%
Fly Leasing Ltd. 6.375%, 10/15/21		(200)	(209,000)
Navient Corp. 5.875%, 10/25/24		(400)	(406,332)

			(615,332)

REITS – (4.0)%
FelCor Lodging LP 5.625%, 3/01/23		(400)	(413,608)
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 4/15/19(h)		(200)	(205,836)
4.875%, 6/01/23(h)		(200)	(206,002)

			(825,446)

			(1,850,750)

Utility – (1.5)%
Electric – (1.5)%
Calpine Corp. 6.00%, 1/15/22(h)		(189)	(195,192)
Enel SpA 6.50%, 1/10/74(h)	EUR	(100)	(124,869)

			(320,061)

Total Corporates – Non-Investment Grade (proceeds $13,665,606)			(14,010,241)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – (16.7)%
Industrial – (10.4)%
Communications - Media – (3.2)%
Comcast Corp. 4.60%, 8/15/45	U.S.$	(600)	$(657,960)

Consumer Non-Cyclical – (4.2)%
Kroger Co. (The) 6.90%, 4/15/38		(600)	(752,910)
Teva Pharmaceutical Finance Netherlands III BV 4.10%, 10/01/46		(150)	(119,398)

			(872,308)

Energy – (1.0)%
Ecopetrol SA 7.625%, 7/23/19		(200)	(217,500)

Technology – (2.0)%
Hewlett Packard Enterprise Co. 4.40%, 10/15/22		(400)	(426,044)

			(2,173,812)

Financial Institutions – (6.3)%
Banking – (4.3)%
BNP Paribas SA 7.375%, 8/19/25(h)(k)		(600)	(693,828)
Intesa Sanpaolo SpA 4.00%, 10/30/23(h)	EUR	(150)	(207,767)

			(901,595)

Insurance – (2.0)%
RenaissanceRe Finance, Inc. 3.70%, 4/01/25	U.S.$	(400)	(404,184)

			(1,305,779)

Total Corporates – Investment Grade (proceeds $3,370,442)			(3,479,591)

PREFERRED STOCKS – (2.0)%
Financial Institutions – (2.0)%
Insurance – (2.0)%
Axis Capital Holdings Ltd. 5.50% (proceeds $399,039)		(16,000)	(405,280)

EMERGING MARKETS – CORPORATE BONDS – (1.4)%
Industrial – (1.4)%
Capital Goods – (1.4)%
Odebrecht Finance Ltd. 5.25%, 6/27/29(h) (proceeds $681,893)		(800)	(296,000)

28 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – (0.6)%
Venezuela – (0.6)%
Venezuela Government International Bond 9.375%, 1/13/34 (proceeds $189,406)	U.S.$	(400)	$(135,002)

Total Securities Sold Short (proceeds $18,306,386)			(18,326,114)

Total Investments – 14.4% (cost $3,286,043)			2,985,216
Other assets less liabilities – 85.6%			17,802,709

Net Assets – 100.0%			$20,787,925

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	5	December 2017	EUR	500	$943,302	$947,896	$4,594
U.S. Long Bond (CBT) Futures	4	December 2017	USD	400	617,443	609,875	(7,568)

Sold Contracts
Euro-BOBL Futures	12	December 2017	EUR	1,200	1,841,590	1,842,046	(456)
Euro-BTP Futures	6	December 2017	EUR	600	951,277	975,608	(24,331)
Euro-OAT Futures	5	December 2017	EUR	500	909,682	917,086	(7,404)
U.S. T-Note 10 Yr (CBT) Futures	7	December 2017	USD	700	884,835	874,563	10,272

							$(24,893)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	TWD	11,647	USD	386	11/22/17	$(64)
Bank of America, NA	INR	3,453	USD	53	11/29/17	211
Bank of America, NA	USD	53	INR	3,466	11/29/17	(91)
Barclays Bank PLC	INR	3,474	USD	53	11/29/17	(671)
Citibank, NA	RUB	2,606	USD	45	11/22/17	747
Citibank, NA	USD	54	INR	3,491	11/29/17	(246)
Credit Suisse International	GBP	14	USD	18	12/01/17	7
Deutsche Bank AG	BRL	882	USD	269	11/03/17	(461)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	267	BRL	882	11/03/17	$2,263
Deutsche Bank AG	BRL	882	USD	266	12/04/17	(2,209)
JPMorgan Chase Bank, NA	USD	387	TWD	11,652	11/22/17	(306)
JPMorgan Chase Bank, NA	USD	580	GBP	439	12/01/17	3,897
Standard Chartered Bank	BRL	882	USD	275	11/03/17	5,657
Standard Chartered Bank	USD	269	BRL	882	11/03/17	461
State Street Bank & Trust Co.	CAD	384	USD	307	11/10/17	9,103
State Street Bank & Trust Co.	USD	45	CAD	55	11/10/17	(2,366)
State Street Bank & Trust Co.	CHF	132	USD	139	11/29/17	6,280
State Street Bank & Trust Co.	USD	139	CHF	133	11/29/17	(5,892)
State Street Bank & Trust Co.	AUD	150	USD	120	11/30/17	4,975
State Street Bank & Trust Co.	NZD	146	USD	106	11/30/17	6,033
State Street Bank & Trust Co.	ZAR	272	USD	20	12/07/17	1,099
State Street Bank & Trust Co.	MXN	2,020	USD	110	12/08/17	5,446
State Street Bank & Trust Co.	DKK	174	USD	27	12/13/17	(159)
State Street Bank & Trust Co.	USD	23	EUR	20	12/15/17	3
State Street Bank & Trust Co.	USD	247	EUR	209	12/15/17	(2,683)

						$31,034

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	91	USD	245.00	November 2017	USD	9	$3,909	$(2,321)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	Quarterly	1.79%	USD	485	$(34,940)	$(19,130)	$(15,810)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	Quarterly	0.27	USD	2,500	(41,402)	(20,227)	(21,175)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	Quarterly	1.43	EUR	18	(2,765)	(1,064)	(1,701)

30 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	Quarterly	1.79%	USD	485	$34,940	$16,646	$18,294
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.11	USD	498	44,652	36,802	7,850
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	5.00	Quarterly	0.88	EUR	114	15,069	6,782	8,287
iTraxx-XOVER Series 27, 5 Year Index, 6/20/22*	5.00	Quarterly	1.88	EUR	580	96,028	78,435	17,593

						$111,582	$98,244	$13,338

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD	250	5/09/19	1.732%	3 Month LIBOR	Semi-Annual/ Quarterly	$(1,249)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Anglo American Capital, 4.450%, 9/27/20, 6/20/22*	(5.00)%	Quarterly	0.96%	EUR	200	$(44,357)	$(27,494)	$(16,863)
Arcelormittal, 6.125%, 6/01/18, 6/20/22*	(5.00)	Quarterly	1.12	EUR	200	(42,487)	(22,021)	(20,466)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC
Indonesia Government International Bond, 5.875%, 3/13/20, 6/20/22*	(1.00)%	Quarterly	0.83%	USD	600	$(4,683)	$8,341		$(13,024)
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 6/20/19*	(5.00)	Quarterly	12.30	USD	300	27,706	26,189		1,517
Macy’s, Inc., 3.450%, 1/15/21, 6/20/22*	(1.00)	Quarterly	2.68	USD	600	44,315	41,828		2,487
Repsol International Finance BV, 4.875%, 2/19/19, 6/20/22*	(1.00)	Quarterly	0.46	EUR	200	(5,995)	1,236		(7,231)
Russian Foreign Bond – Eurobond, 7.500%, 3/31/30, 6/20/22*	(1.00)	Quarterly	1.13	USD	400	2,256	12,273		(10,017)
Citibank, NA
Dell, Inc., 7.100%, 4/15/28, 12/20/21*	(1.00)	Quarterly	1.36	USD	200	2,560	16,578		(14,018)
Quest Diagnostics, Inc., 6.950%, 7/01/37, 12/20/20*	(1.00)	Quarterly	0.18	USD	500	(13,195)	(1,182)		(12,013)
Renault SA, 3.125%, 3/05/21, 12/20/19*	(1.00)	Quarterly	0.21	EUR	160	(3,410)	– 0	–	(3,410)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	(5.00)	Quarterly	1.79	USD	1,000	(84,842)	56,514		(141,356)

32 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Credit Suisse International
AK Steel Corp., 7.000%, 3/15/27, 6/20/22*	(5.00)%	Quarterly	3.66%	USD	200	$(11,413)	$(6,851)		$(4,562)
BellSouth LLC, 6.550%, 6/15/34, 9/20/19*	(1.00)	Quarterly	0.22	USD	1,000	(15,463)	(9,241)		(6,222)
CDX-CMBX. NA.BB Series 6, 5/11/63*	(5.00)	Monthly	12.50	USD	80	20,939	19,552		1,387
CDX-CMBX. NA.BBB Series 6, 5/11/63*	(3.00)	Monthly	7.25	USD	134	22,339	16,130		6,209
Conagra Brands, Inc., 7.000%, 10/01/28, 12/20/21*	(1.00)	Quarterly	0.43	USD	300	(7,174)	– 0	–	(7,174)
Conagra Brands, Inc., 7.000%, 10/01/28, 12/20/21*	(1.00)	Quarterly	0.32	USD	300	(8,502)	– 0	–	(8,502)
Deutsche Bank AG
Lloyds Bank PLC, 2.750%, 12/09/18, 12/20/19*	(1.00)	Quarterly	0.15	EUR	470	(10,784)	(6,012)		(4,772)
Goldman Sachs International
AK Steel Corp., 7.625%, 5/15/18, 6/20/22*	(5.00)	Quarterly	3.66	USD	300	(17,120)	(4,997)		(12,123)
AK Steel Corp., 7.625%, 5/15/18, 6/20/22*	(5.00)	Quarterly	3.66	USD	200	(11,413)	(2,220)		(9,193)
Amkor Technology, Inc., 6.625%, 6/01/21, 6/20/21*	(5.00)	Quarterly	0.76	USD	100	(15,290)	(3,650)		(11,640)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Arconic, Inc., 5.720%, 2/23/19, 6/20/22*	(1.00)%	Quarterly	1.09%	USD	200	$869	$7,244	$(6,375)
Boyd Gaming Corp., 6.875%, 5/15/23, 6/20/22*	(5.00)	Quarterly	0.92	USD	200	(36,916)	(25,580)	(11,336)
California Resource Corp., 6.000%, 11/15/24, 6/20/22*	(5.00)	Quarterly	19.97	USD	600	258,455	164,006	94,449
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	(3.00)	Monthly	7.25	USD	55	9,170	9,321	(151)
First Data Corp., 7.000%, 12/01/23, 6/20/22*	(5.00)	Quarterly	1.17	USD	600	(102,824)	(82,784)	(20,040)
Gap, Inc. (The), 5.950%, 4/12/21, 6/20/22*	(1.00)	Quarterly	1.38	USD	200	3,606	16,528	(12,922)
Meritor, Inc., 6.250%, 2/15/24, 6/20/22*	(5.00)	Quarterly	1.08	USD	200	(35,181)	(22,539)	(12,642)
Meritor, Inc., 6.250%, 2/15/24, 6/20/22*	(5.00)	Quarterly	1.08	USD	400	(70,362)	(44,600)	(25,762)
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/18*	(1.00)	Quarterly	0.14	USD	250	(1,660)	1,281	(2,941)
Yum! Brands, Inc., 6.250%, 3/15/18, 6/20/21*	(1.00)	Quarterly	0.33	USD	200	(4,742)	9,967	(14,709)
JPMorgan Chase Bank, NA
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/22*	(1.00)	Quarterly	1.49	USD	200	4,351	11,112	(6,761)

34 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Colombia, 10.375%, 1/28/33, 6/20/22*	(1.00)%	Quarterly	0.95%	USD	600	$(1,248)	$10,955	$(12,203)
Morgan Stanley & Co. International PLC
Anglo American Capital, 4.450%, 9/27/20, 6/20/22*	(5.00)	Quarterly	0.96	EUR	200	(44,357)	(40,610)	(3,747)
Arcelormittal, 6.125%, 6/01/18, 6/20/22*	(5.00)	Quarterly	1.12	EUR	200	(42,486)	(34,975)	(7,511)
Morgan Stanley Capital Services LLC
British Telecommunications PLC, 5.750%, 12/07/28, 12/20/20*	(1.00)	Quarterly	0.29	EUR	960	(26,684)	(6,532)	(20,152)
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/22*	(1.00)	Quarterly	1.49	USD	200	4,352	12,258	(7,906)
Koninklijke KPN NV, 7.500%, 2/04/19, 12/20/20*	(1.00)	Quarterly	0.24	EUR	350	(10,291)	(355)	(9,936)
Noble Holding International Ltd., 4.900%, 8/01/20, 12/20/21*	(1.00)	Quarterly	4.28	USD	150	17,607	25,246	(7,639)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00	Quarterly	5.55	USD	20	(155)	466	(621)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	Quarterly	1.22	USD	20	2,024	832	1,192

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 6/20/22*	5.00%	Quarterly	10.07%	USD	300	$(46,903)	$(71,454)	$24,551
Citibank, NA
Nabors Industries, Inc., 6.150%, 2/15/18, 6/20/20*	1.00	Quarterly	1.53	USD	20	(364)	(1,264)	900
Safeway, Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	2.13	USD	20	(615)	(921)	306
Staples, Inc., 2.750%, 1/12/18, 6/20/20*	1.00	Quarterly	3.20	USD	20	(1,187)	(449)	(738)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	Quarterly	1.79	USD	1,200	(25,662)	(158,705)	133,043
Unitymedia GmbH, 6.125%, 1/15/25, 6/20/20*	5.00	Quarterly	0.52	EUR	90	13,023	8,717	4,306
Weatherford International Ltd., 4.500%, 4/15/22, 6/20/20*	1.00	Quarterly	3.04	USD	20	(1,102)	(979)	(123)
Credit Suisse International
AT&T, Inc., 2.450%, 6/30/20, 9/20/19*	1.00	Quarterly	0.19	USD	1,000	16,117	10,727	5,390
Avon Products, Inc., 6.500%, 3/01/19, 6/20/20*	1.00	Quarterly	5.41	USD	20	(2,235)	(1,952)	(283)

36 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Freeport-McMoRan, Inc., 3.550%, 3/01/22, 6/20/20*	1.00%	Quarterly	0.66%	USD	20	$171	$(800)	$971
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	Quarterly	1.79	USD	20	(428)	(2,383)	1,955
Deutsche Bank AG
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	189	(31,509)	(32,006)	497
Goldman Sachs International
CDX-CMBX.NA. BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	80	(20,939)	(19,398)	(1,541)

						$(354,118)	$(144,653)	$(209,465)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	492,000	LIBOR	Quarterly	492	12/20/17	$5,108
iBoxx $ Liquid High Yield Index	598,000	LIBOR	Quarterly	598	12/20/17	4,963
Citibank, NA
iBoxx $ Liquid High Yield Index	197,000	LIBOR	Quarterly	197	12/20/17	2,761
iBoxx $ Liquid High Yield Index	197,000	LIBOR	Quarterly	197	12/20/17	2,245
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	768,000	LIBOR	Quarterly	768	12/20/17	7,915
iBoxx $ Liquid High Yield Index	767,000	LIBOR	Quarterly	767	12/20/17	7,904
Morgan Stanley & Co. International PLC
iBoxx $ Liquid High Yield Index	605,000	LIBOR	Quarterly	605	12/20/17	5,662

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	203,000	LIBOR	Quarterly	203	12/20/17	$2,246

						$38,804

(a)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2017.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	10/01/17	$42,346	$2,025		0.01%
Exide Technologies 11.00%, 4/30/22	5/24/17	54,388	51,000		0.25%
Exide Technologies 7.00%, 4/30/25	6/01/17	17,473	18,073		0.09%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	21,438	– 0	–	0.00%
Modular Space Corp.	4/03/17	11,343	19,449		0.09%

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Defaulted.

(g)	Non-income producing security.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $(3,818,639) or (18.4)% of net assets.

(i)	Convertible security.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2017.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.
(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value	Percentage of Net Assets
CHC Group LLC	3/23/17	$141,676		$13,559	0.07%
CHC Group LLC/CHC Finance Ltd. Series AI, 10/01/2020	3/10/17	67,364		137,101	0.66%
Exide Technologies	5/23/17	– 0	–	6,379	0.03%

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2017.

(o)	Affiliated investments.

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PORTFOLIO OF INVESTMENTS (continued)

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $15,098,003)	$14,816,904
Affiliated issuers (cost $6,494,426)	6,494,426
Cash	319
Cash collateral due from broker	356,757
Foreign currencies, at value (cost $56,050)	41,027
Deposit at broker for securities sold short	17,998,506
Receivable for investment securities sold	556,375
Upfront premiums paid on credit default swaps	487,301
Unrealized appreciation on credit default swaps	279,160
Interest receivable	168,852
Unrealized appreciation on forward currency exchange contracts	46,182
Unrealized appreciation on total return swaps	38,804
Receivable due from Adviser	15,879
Affiliated dividends receivable	3,299
Receivable for variation margin on exchange traded swaps	1,763
Receivable for capital stock sold	21

Total assets	41,305,575

Liabilities
Options written, at value (premiums received $3,909)	2,321
Payable for securities sold short, at value (proceeds received $18,306,386)	18,326,114
Upfront premiums received on credit default swaps	631,954
Unrealized depreciation on credit default swaps	488,625
Payable for investment securities purchased	443,139
Interest expense payable	323,614
Unrealized depreciation on forward currency exchange contracts	15,148
Transfer Agent fee payable	3,009
Directors’ fees payable	2,486
Payable for variation margin on futures	1,109
Distribution fee payable	232
Accrued expenses and other liabilities	279,899

Total liabilities	20,517,650

Net Assets	$20,787,925

Composition of Net Assets
Capital stock, at par	$2,139
Additional paid-in capital	21,343,332
Accumulated net investment loss	(275,335)
Accumulated net realized gain on investment and foreign currency transactions	169,899
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(452,110)

$20,787,925

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$89,684	9,297	$9.65	*

C	$251,018	26,614	$9.43

Advisor	$20,447,223	2,103,436	$9.72

*	The maximum offering price per share for Class A shares was $10.08 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 41

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest	$988,332
Dividends
Affiliated issuers	18,331
Unaffiliated issuers (net of foreign taxes withheld of $627)	17,448
Other income	9	$1,024,120

Expenses
Advisory fee (see Note B)	183,721
Distribution fee—Class A	414
Distribution fee—Class C	1,958
Transfer agency—Class A	159
Transfer agency—Class C	222
Transfer agency—Advisor Class	20,666
Custodian	138,957
Audit and tax	127,441
Administrative	62,430
Registration fees	48,943
Legal	39,493
Directors’ fees	28,135
Printing	24,915
Miscellaneous	23,173

Total operating expenses (see Note B)	700,627
Interest expense	1,014,536
Dividend expense on securities sold short	5,505
Broker fee on securities sold short	219,513

Total expenses	1,940,181
Less: expenses waived and reimbursed by the Adviser (see Note B)	(488,604)

Net expenses		1,451,577

Net investment loss		(427,457)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		608,033
Securities sold short		(114,243)
Forward currency exchange contracts		11,323
Futures		21,214
Options written		60,400
Swaps		(194,776)
Swaptions written		7,565
Foreign currency transactions		(20,167)
Net change in unrealized appreciation/depreciation of:
Investments		(555,475)
Securities sold short		7,460
Forward currency exchange contracts		41,875
Futures		(109,833)
Options written		974
Swaps		(49,541)
Foreign currency denominated assets and liabilities		(740)

Net loss on investment and foreign currency transactions		(285,931)

Contributions from Adviser (see Note B)		14

Net Decrease in Net Assets from Operations		$(713,374)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(427,457)	$(134,207)
Net realized gain on investment and foreign currency transactions	379,349	379,304
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(665,280)	465,451
Contributions from Adviser (see Note B)	14	– 0	–

Net increase (decrease) in net assets from operations	(713,374)	710,548
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(2,076)	(686)
Class C	(1,830)	(427)
Advisor Class	(241,188)	(88,969)
Capital Stock Transactions
Net increase (decrease)	505,177	(632,280)

Total decrease	(453,291)	(11,814)
Net Assets
Beginning of period	21,241,216	21,253,030

End of period (including accumulated net investment loss of ($275,335) and undistributed net investment income of $49,326, respectively)	$20,787,925	$21,241,216

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Credit Long/Short Portfolio (the “Portfolio”), a non-diversified portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$5,254,225	$98,399	(a)	$5,352,624
Corporates – Investment Grade		– 0	–	4,184,704	– 0	–	4,184,704
Emerging Markets – Corporate Bonds		– 0	–	553,351	– 0	–	553,351
Common Stocks		373,938		100,330	51,680		525,948
Inflation-Linked Securities		– 0	–	335,085	– 0	–	335,085
Governments – Treasuries		– 0	–	331,232	– 0	–	331,232

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets – Sovereigns	$	– 0	–	$288,559		$	– 0	–	$288,559
Preferred Stocks		– 0	–	32,456			253,148		285,604
Asset-Backed Securities		– 0	–	– 0	–		261,546		261,546
Emerging Markets – Treasuries		– 0	–	183,008			– 0	–	183,008
Bank Loans		– 0	–	144,923			– 0	–	144,923
Collateralized Mortgage Obligations		– 0	–	143,693			– 0	–	143,693
Options Purchased – Puts		– 0	–	4,868			– 0	–	4,868
Warrants		3,239		– 0	–		334		3,573
Short-Term Investments:
Investment Companies		6,494,426		– 0	–		– 0	–	6,494,426
U.S. Treasury Bills		– 0	–	2,218,186			– 0	–	2,218,186
Liabilities:
Corporates – Non-Investment Grade		– 0	–	(14,010,241)			– 0	–	(14,010,241)
Corporates – Investment Grade		– 0	–	(3,479,591)			– 0	–	(3,479,591)
Preferred Stocks		(405,280)		– 0	–		– 0	–	(405,280)
Emerging Markets – Corporate Bonds		– 0	–	(296,000)			– 0	–	(296,000)
Emerging Markets – Sovereigns		– 0	–	(135,002)			– 0	–	(135,002)

Total Investments in Securities		6,466,323		(4,146,214)			665,107		2,985,216
Other Financial Instruments(b):
Assets:
Futures		14,866		– 0	–		– 0	–	14,866	(c)
Forward Currency Exchange Contracts		– 0	–	46,182			– 0	–	46,182
Centrally Cleared Credit Default Swaps		– 0	–	52,024			– 0	–	52,024	(c)
Credit Default Swaps		– 0	–	449,860			– 0	–	449,860
Total Return Swaps		– 0	–	38,804			– 0	–	38,804
Liabilities:
Futures		(39,759)		– 0	–		– 0	–	(39,759	)(c)
Forward Currency Exchange Contracts		– 0	–	(15,148)			– 0	–	(15,148)
Put Options Written		– 0	–	(2,321)			– 0	–	(2,321)
Centrally Cleared Credit Default Swaps		– 0	–	(38,686)			– 0	–	(38,686	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,249)			– 0	–	(1,249	)(c)
Credit Default Swaps		– 0	–	(803,978)			– 0	–	(803,978)

Total(d)		$6,441,430		$(4,420,726)			$665,107		$2,685,811

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Common Stocks			Preferred Stocks
Balance as of 10/31/16	$11,069			$2,355		$ – 0	–
Accrued discounts/(premiums)	(1,475)			– 0	–	– 0	–
Realized gain (loss)	– 0	–		5,818		– 0	–
Change in unrealized appreciation/depreciation	(70,197)			(1,378)		42,605
Purchases/Payups	110,677			51,793		385,875
Sales/Paydowns	(10,127)			(11,798)		(175,332)
Transfers in to Level 3	58,452			4,890		– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/17	$98,399			$51,680		$253,148

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$(68,175)			$(807)		$42,605

	Asset-Backed Securities		Bank Loans			Warrants
Balance as of 10/31/16	$212,888			$5,508		$15,204
Accrued discounts/(premiums)	566			– 0	–	– 0	–
Realized gain (loss)	2,123			(37,131)		– 0	–
Change in unrealized appreciation/depreciation	2,744			36,865		(7,010)
Purchases/Payups	– 0	–		833		– 0	–
Sales/Paydowns	(11,421)			(6,075)		– 0	–
Transfers in to Level 3	54,646			– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	(7,860)

Balance as of 10/31/17	$261,546		$	– 0	–	$334

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$2,744		$	– 0	–	$(7,010)

	Total
Balance as of 10/31/16	$247,024
Accrued discounts/(premiums)	(909)
Realized gain (loss)	(29,190)
Change in unrealized appreciation/depreciation	3,629
Purchases/Payups	549,178
Sales/Paydowns	(214,753)
Transfers in to Level 3	117,988
Transfers out of Level 3	(7,860)

Balance as of 10/31/17	$665,107	(c)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$(30,643)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2017. Securities priced (i) by third party vendors or (ii) using prior transaction prices, which approximate fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$5,086	Recovery Analysis	Collateral Value	$100.00 / NA
Common Stock	$7,925	Market Approach	EBITDA* Projection	$96.00MM / N/A
			EBITDA* Multiples	8.5–9.5X / 9.0
Preferred Stocks	$7,857	Market Approach	EBITDA* Projection	$96.00MM / N/A
			EBITDA* Multiples	8.5–9.5X / 9.0
Warrants	$334	Option Pricing Model	Exercise Price	$6.64 / N/A

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in appraisal value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings,

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NOTES TO FINANCIAL STATEMENTS (continued)

review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s

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NOTES TO FINANCIAL STATEMENTS (continued)

tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .85% of the Portfolio’s average daily net assets. Effective January 1, 2017, the advisory fee was reduced from .90% to .85% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.24%, 1.99% and .99% of daily average net assets for Class A, Class C and

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Advisor Class shares, respectively. Effective January 1, 2017, the Expense Caps were reduced from 1.35% to 1.24%, 2.10% to 1.99% and 1.10% to .99% of the daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 were subject to repayment by the Portfolio until October 31, 2017; any fees waived and expense borne by the Adviser from November 1, 2014 to May 6, 2015 are subject to repayment by the Portfolio until October 31, 2018; such waivers that are currently subject to repayment amount to $212,257. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth above. For the year ended October 31, 2017, such reimbursements/waivers amounted to $419,989. The Expense Caps may not be terminated by the Adviser before January 31, 2018.

During the year ended October 31, 2017, the Adviser reimbursed the Portfolio $14 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $62,430.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,987 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $27 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended October 31, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired

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fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $6,185.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Portfolio	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,595	$33,208	$31,309	$6,494	$18

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $10,287, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $1,472 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$15,402,158	$14,330,483	$12,722,564	$10,832,127

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During the year ended October 31, 2017, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost of Investments	Gross Unrealized		Net Unrealized Depreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized depreciation
	Appreciation on Investments	Depreciation on Investments
$ 21,610,490	$1,246,521	$(1,506,809)	$(260,288)	$(19,728	)(a)	$(280,016)

(a)	Gross unrealized appreciation was $534,367 and gross unrealized depreciation was $(554,095), resulting in net unrealized depreciation of $(19,728).

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk

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mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under

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“Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio was permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2017, the maximum payments for written put options amounted to $2,229,500. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified

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asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2017, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2017, the Portfolio held written options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any

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realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of October 31, 2017, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $1,785,000.

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Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements

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include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended October 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$14,866	*	Receivable/Payable for variation margin on futures	$39,759	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	52,024	*	Receivable/Payable for variation margin on exchange traded swaps	38,686	*

Interest rate contracts				Receivable/Payable for variation margin on exchange traded swaps	1,249	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	46,182		Unrealized depreciation on forward currency exchange contracts	15,148

Equity contracts	Investments in securities, at value	4,868		Options written, at value	2,321

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swaps	$279,160	Unrealized depreciation on credit default swaps	$488,625

Equity contracts	Unrealized appreciation on total return swaps	38,804

Total		$435,904		$585,788

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$51,761	$(104,381)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(30,547)	(5,452)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	11,323	41,875

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,204)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(2,477)	$	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(24,127)		(1,807)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(134,612)		(869)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	321		– 0	–

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,319		– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	57,760		974

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	7,565		– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,034)	$4,099

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(458,580)	(84,349)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	265,838	30,709

Total		$(257,694)	$(119,201)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$1,464,263
Average original value of sale contracts	$5,315,711
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,268,217
Average principal amount of sale contracts	$2,690,478
Purchased Options:
Average monthly cost	$26,973
Options Written:
Average notional amount	$462,686
Swaptions Written:
Average notional amount	$2,091,333	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$250,000
Credit Default Swaps:
Average notional amount of buy contracts	$11,672,845
Average notional amount of sale contracts	$3,191,917
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,844,398
Average notional amount of sale contracts	$1,668,141
Total Return Swaps:
Average notional amount	$6,607,935

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$10,282	$(10,282)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	76,301	(58,252)	– 0	–	– 0	–	18,049
Citibank, NA	21,336	(21,336)	– 0	–	– 0	–	– 0	–
Credit Suisse International	59,573	(45,215)	– 0	–	– 0	–	14,358
Deutsche Bank AG	2,263	(2,263)	– 0	–	– 0	–	– 0	–
Goldman Sachs International	272,100	(272,100)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	24,067	(1,554)	– 0	–	– 0	–	22,513
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	29,867	(29,867)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	6,118	– 0	–	– 0	–	– 0	–	6,118
State Street Bank & Trust Co.	32,939	(11,100)	– 0	–	– 0	–	21,839

Total	$534,846	$(451,969)	$	– 0	–	$	– 0	–	$82,877	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$87,154	$(10,282)	$	– 0	–	$	– 0	–	$76,872
Barclays Bank PLC	58,252	(58,252)		– 0	–		– 0	–	– 0	–
Citibank, NA	130,623	(21,336)		– 0	–		(90,041)		19,246
Credit Suisse International	45,215	(45,215)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	44,963	(2,263)		– 0	–		– 0	–	42,700
Goldman Sachs International	316,447	(272,100)		– 0	–		– 0	–	44,347
JPMorgan Chase Bank, NA	1,554	(1,554)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	123,818	(29,867)		– 0	–		(93,951)		– 0	–
State Street Bank & Trust Co.	11,100	(11,100)		– 0	–		– 0	–	– 0	–

Total	$819,126	$(451,969)	$	– 0	–		$(183,992)		$183,165	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	3,506	6,854	$35,611	$67,378

Shares issued in reinvestment of dividends	192	66	1,959	644

Shares redeemed	(12,441)	(7,812)	(123,091)	(76,892)

Net decrease	(8,743)	(892)	$(85,521)	$(8,870)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class C
Shares sold	14,798	6,709	$144,100	$65,523

Shares issued in reinvestment of dividends	170	40	1,713	385

Shares redeemed	(3,982)	(1,312)	(38,860)	(12,650)

Net increase	10,986	5,437	$106,953	$53,258

Advisor Class
Shares sold	72,316	4,752	$735,769	$47,706

Shares issued in reinvestment of dividends	703	540	7,221	5,253

Shares redeemed	(25,830)	(73,073)	(259,245)	(729,627)

Net increase (decrease)	47,189	(67,781)	$483,745	$(676,668)

At October 31, 2017, the Adviser owns approximately 93% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sale Risk—Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$245,094	$90,082

Total distributions paid	$245,094	$90,082

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$170,939
Other losses	(386,004	)(a)
Unrealized appreciation/(depreciation)	(280,456	)(b)

Total accumulated earnings/(deficit)	$(495,521	)(c)

(a)	As of October 31, 2017, the cumulative deferred loss on straddles was $37,409 and the Portfolio had a qualified late-year ordinary loss deferral of $348,595.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	Other differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, contributions from the Adviser, foreign currency reclassifications, paydown gain/loss reclassifications, the tax treatment of proceeds from the sale of defaulted securities, and the offset of net operating loss against capital gains resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 10.12	$ 9.85	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.22)	(.09)	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.40	(.16)	(.03)
Contributions from Adviser	.00	(d)	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.35)	.31	(.07)	.05

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.08)	(.05)
Distributions from net realized gain on investment transactions	(.12)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.04)	(.08)	(.05)

Net asset value, end of period	$ 9.65	$ 10.12	$ 9.85	$ 10.00

Total Return
Total investment return based on net asset value(e)(f)	(3.45	)%*	3.18%	(.65)%	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90	$182	$186	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	6.93%	6.81%	5.02%	3.56	%^
Expenses, before waivers/reimbursements(g)(h)	9.22%	9.07%	7.28%	4.29	%^
Net investment income (loss)(c)	(2.21)%	(.91)%	.88%	1.79	%^
Portfolio turnover rate	111%	201%	163%	69%
Portfolio turnover rate (including securities sold short)	88%	182%	147%	102%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 9.97	$ 9.77	$ 9.97	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.30)	(.18)	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.42	(.15)	(.05)
Contributions from Adviser	.00	(d)	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.42)	.24	(.14)	.01

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.06)	(.04)
Distributions from net realized gain on investment transactions	(.12)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.04)	(.06)	(.04)

Net asset value, end of period	$ 9.43	$ 9.97	$ 9.77	$ 9.97

Total Return
Total investment return based on net asset value(e)(f)	(4.21	)%*	2.49%	(1.45)%	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251	$156	$100	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	7.90%	7.61%	5.78%	4.18	%^
Expenses, before waivers/reimbursements(g)(h)	10.19%	9.87%	8.08%	6.31	%^
Net investment income (loss)(c)	(3.03)%	(1.88)%	.10%	1.21	%^
Portfolio turnover rate	111%	201%	163%	69%
Portfolio turnover rate (including securities sold short)	88%	182%	147%	102%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 10.17	$ 9.87	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.20)	(.06)	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.40	(.17)	(.04)
Contributions from Adviser	.00	(d)	.00	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.33)	.34	(.05)	.06

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.09)	(.05)
Distributions from net realized gain on investment transactions	(.12)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.04)	(.09)	(.05)

Net asset value, end of period	$ 9.72	$ 10.17	$ 9.87	$ 10.01

Total Return
Total investment return based on net asset value(e)(f)	(3.24	)%*	3.48%	(.45)%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,447	$20,903	$20,967	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	6.77%	6.55%	4.67%	2.79	%^
Expenses, before waivers/reimbursements(g)(h)	9.05%	8.80%	6.91%	5.37	%^
Net investment income (loss)(c)	(1.99)%	(.63)%	1.20%	2.01	%^
Portfolio turnover rate	111%	201%	163%	69%
Portfolio turnover rate (including securities sold short)	88%	182%	147%	102%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended October 31,			May 7, 2014(a) to October 31, 2014
	2017	2016	2015
Class A
Net of waivers/reimbursements	1.23%	1.34%	1.35%	1.35	%^
Before waivers/reimbursements	3.52%	3.59%	3.61%	2.08	%^
Class C
Net of waivers/reimbursements	1.98%	2.09%	2.10%	2.10	%^
Before waivers/reimbursements	4.26%	4.35%	4.40%	4.24	%^
Advisor Class
Net of waivers/reimbursements	.98%	1.09%	1.10%	1.10	%^
Before waivers/reimbursements	3.26%	3.34%	3.34%	3.68	%^

(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017 and year ended October 31, 2016 (annualized), such waiver amounted to 0.03% and 0.01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2017 by 0.02%.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Credit Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Credit Long/Short Portfolio (the “Fund”), (one of the portfolios constituting the AB Bond Fund, Inc.), as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period May 7, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Credit Long/Short Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2017, the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period May 7, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2017. For individual shareholders, the Portfolio designates 41.18% of dividends paid as qualified dividend income. For corporate shareholders, 12.30% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 7.29% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,(3) Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(4) , Vice President Ivan Rudolph-Shabinsky(4), Vice President Robert Schwartz(4), Vice President	Ashish C. Shah(4), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund are made by the Credit Long/Short Investment Team. Messrs. Distenfeld, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 57 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2014)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin#,## 75 (2014)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey# 73 (2014)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.# 85 (2014)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy#,## 81 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin# 69 (2014)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015) U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016, and Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody# 65 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner# 78 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Robert Schwartz 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2012.

Ivan Rudolph-Shabinsky 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Ashish C. Shah 47	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Compliance Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Credit Long/Short Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional

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fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund, while reflecting a reduction in the advisory fee rate, does not contain breakpoints and that they had discussed their strong preference for

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breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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AB CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CLS-0151-1017

OCT    10.31.17

ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

December 12, 2017

This report provides management’s discussion of fund performance for AB High Yield Portfolio for the annual reporting period ended October 31, 2017.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB HIGH YIELD PORTFOLIO[1]
Class A Shares	2.63%	7.73%
Class C Shares	2.23%	6.92%
Advisor Class Shares[2]	2.76%	8.00%
Class R Shares[2]	2.50%	7.48%
Class K Shares[2]	2.62%	7.73%
Class I Shares[2]	2.76%	8.00%
Class Z Shares[2]	2.77%	8.02%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	3.44%	8.92%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2017, by 0.01% and 0.07%, respectively. Also includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended October 31, 2017, by 0.00% and 0.03%, respectively. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

At a meeting held on October 31-November 2, 2017, the Board of Directors of the Fund (the “Board”) approved a proposal (the “Proposal”) to amend the investment advisory agreement (the “Agreement”) of the Fund to change the Fund’s advisory fee to a performance-based, or “fulcrum,” fee. The Proposal is subject to approval by the Fund’s shareholders at a special meeting of the shareholders of the Fund scheduled for January 18, 2018. Under the current Agreement, the Fund pays to the Adviser an advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets up to $2.5 billion, 0.50% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.45% of average daily net assets in excess of $5 billion. Under the Agreement as proposed to be amended (the “Amended Agreement”), the Fund would pay to the Adviser an advisory fee consisting of a base (or fulcrum) fee of 0.40% and a performance

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adjustment based upon the investment performance of the Advisor Class shares of the Fund in relation to the investment record of the Markit iBoxx USD Liquid High Yield Index plus 0.75% (75 basis points) (the “Performance Index”). Under the Amended Agreement, the advisory fee may be increased to as much as 0.60% annualized, or decreased to as little as 0.20% annualized, dependent upon the performance of the Fund’s Advisor Class shares versus the Performance Index; the advisory fee will be 0.40% if the performance of Advisor Class shares equals the performance of the Performance Index. The Board also approved certain additional actions with respect to the Fund, including the following: (i) a change in the Fund’s name to “AB FlexFee™ High Yield Portfolio” and (ii) the conversion of Class A, Class C, Class R, Class I and Class Z shares of the Fund to Advisor Class shares of the Fund. Implementation of these actions is conditioned upon approval of the Proposal by shareholders. Additional information regarding the proposal may be found in the supplement dated November 3, 2017 to the Fund’s prospectus. Further information about the Proposal will appear in a proxy statement to be sent to the Fund’s shareholders.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2017.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s exposures to cash and Treasuries detracted from relative performance, as risk assets performed well in the period. An overweight position in banking and underweight in retailers offset some of these negative returns. Security selection contributed to performance, helped by selections in the energy, basic industries, automotive and industrials sectors. Selections in transportation services, consumer non-cyclicals, telecommunications, capital goods and banking detracted. Yield-curve positioning was positive, helped most by the Fund’s underweight in 10-year maturities. Currency selection did not have a meaningful effect on performance.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Allocations to cash and Treasuries detracted from relative performance, as risk assets performed well in the period. An overweight in banking and underweight in energy contributed. Currency selection was a modest detractor. Yield-curve positioning was a small positive, primarily because of positioning along the 20- and 30-year part of the curve, where yields fell. Security selection had an immaterial impact on performance, as gains from selections within the basic industries, automotive and technology sectors were more than offset by losses from selections in energy, media, telecommunications and capital goods.

abfunds.com	AB HIGH YIELD PORTFOLIO | 3

During both periods, the Fund utilized derivatives in the form of futures to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Currency options, both written and purchased, were used to hedge foreign currency exposure. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds, which detracted from absolute returns during both periods. Interest rate swaps were used to manage and hedge duration risk. Total return swaps were used to create synthetic high-yield exposure, which contributed for both periods. Written swaptions were used to manage and/or take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

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INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

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DISCLOSURES AND RISKS (continued)

a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes,

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DISCLOSURES AND RISKS (continued)

large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

The performance information discussed herein reflects in part the historical performance of the High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), and is based on the NAV per share of the Accounting Survivor prior to the reorganization of the Accounting Survivor into the Fund at the close of business July 26, 2016 (the “Reorganization”) and the Fund thereafter. Upon completion of the Reorganization, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Fund assumed the performance, financial and other historical information of the Accounting Survivor, and the Fund adopted the fiscal year-end of the Accounting Survivor, August 31. The Fund subsequently changed its fiscal year-end to October 31. Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies. The Fund has higher expenses than the Accounting

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DISCLOSURES AND RISKS (continued)

Survivor (including a management fee, transfer agency and shareholder servicing fees). The Accounting Survivor’s performance would have been lower than that shown had it operated at the Fund’s current expense levels.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2007 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield Portfolio Class A shares (from 10/31/2007 to 10/31/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Performance information of Class A shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the expense ratios of Class A shares.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns[1] (reflects applicable sales charges)	SEC Yields[2]
CLASS A SHARES			3.01%
1 Year	7.73%	3.14%
5 Years	5.96%	5.05%
10 Years	7.92%	7.45%
CLASS C SHARES			2.73%
1 Year	6.92%	5.92%
5 Years	5.17%	5.17%
10 Years	7.12%	7.12%
ADVISOR CLASS SHARES[3]			3.20%
1 Year	8.00%	8.00%
5 Years	6.23%	6.23%
10 Years	8.19%	8.19%
CLASS R SHARES[3]			2.92%
1 Year	7.48%	7.48%
5 Years	5.70%	5.70%
10 Years	7.65%	7.65%
CLASS K SHARES[3]			3.50%
1 Year	7.73%	7.73%
5 Years	5.97%	5.97%
10 Years	7.92%	7.92%
CLASS I SHARES[3]			3.78%
1 Year	8.00%	8.00%
5 Years	6.23%	6.23%
10 Years	8.19%	8.19%
CLASS Z SHARES[3]			3.99%
1 Year	8.02%	8.02%
5 Years	6.21%	6.21%
10 Years	8.18%	8.18%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.13%, 2.96%, 1.88%, 1.97%, 1.52%, 1.24% and 1.24% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70%, 0.70%, 1.20%, 0.95%, 0.70% and 0.70% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser prior to July 15, 2015 may be reimbursed by the Fund until the end of the third fiscal

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns[1] (reflects applicable sales charges)
CLASS A SHARES
1 Year	3.12%
5 Years	5.21%
10 Years	7.45%
CLASS C SHARES
1 Year	5.90%
5 Years	5.34%
10 Years	7.12%
ADVISOR CLASS SHARES[2]
1 Year	7.86%
5 Years	6.39%
10 Years	8.19%
CLASS R SHARES[2]
1 Year	7.45%
5 Years	5.87%
10 Years	7.66%
CLASS K SHARES[2]
1 Year	7.71%
5 Years	6.13%
10 Years	7.92%
CLASS I SHARES[2]
1 Year	7.86%
5 Years	6.39%
10 Years	8.19%
CLASS Z SHARES[2]
1 Year	7.99%
5 Years	6.40%
10 Years	8.19%

1	Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,026.30	$4.85	0.95%	$4.90	0.96%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%	$4.89	0.96%
Class C
Actual	$1,000	$1,022.30	$8.67	1.70%	$8.72	1.71%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%	$8.69	1.71%
Advisor Class
Actual	$1,000	$1,027.60	$3.58	0.70%	$3.63	0.71%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%	$3.62	0.71%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class R
Actual	$1,000	$1,025.00	$6.12	1.20%	$6.12	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%	$6.11	1.20%
Class K
Actual	$1,000	$1,026.20	$4.80	0.94%	$4.80	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$4.79	0.94%
Class I
Actual	$1,000	$1,027.60	$3.58	0.70%	$3.63	0.71%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%	$3.62	0.71%
Class Z
Actual	$1,000	$1,027.70	$3.94	0.77%	$3.99	0.78%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%	$3.97	0.78%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $28.3

1	All data are as of October 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Emerging Markets–Sovereigns, Inflation-Linked Securities, Options Purchased–Calls, Options Purchased–Puts and Warrants.

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PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 72.3%
Industrial – 63.7%
Basic – 5.7%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	13	$13,278
Aleris International, Inc. 7.875%, 11/01/20		17	17,440
ArcelorMittal 6.00%, 3/01/21		22	24,197
6.125%, 6/01/18		36	37,246
7.25%, 3/01/41		46	56,190
7.50%, 10/15/39		91	113,838
Artsonig Pty Ltd. 11.50% (11.50% Cash and 12.00% PIK), 4/01/19(a)(b)		76	759
Berry Global, Inc. 5.125%, 7/15/23		8	8,397
CF Industries, Inc. 3.45%, 6/01/23		29	28,918
4.95%, 6/01/43		10	9,152
5.375%, 3/15/44		22	20,988
7.125%, 5/01/20		28	30,791
Cleveland-Cliffs, Inc. 5.75%, 3/01/25(c)		28	27,192
ERP Iron Ore, LLC 9.039%, 12/31/19(b)(d)(e)(f)		9	8,890
FMG Resources August 206 Pty Ltd. 5.125%, 5/15/24(c)		42	43,255
Freeport-McMoRan, Inc. 2.375%, 3/15/18		30	30,297
3.10%, 3/15/20		28	28,081
3.55%, 3/01/22		123	121,649
3.875%, 3/15/23		31	30,905
5.45%, 3/15/43		25	23,583
6.75%, 2/01/22		32	33,664
Graphic Packaging International, Inc. 4.75%, 4/15/21		26	27,448
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(c)		39	42,782
Huntsman International LLC 4.875%, 11/15/20		40	42,039
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(c)		81	90,942
Lecta SA 6.50%, 8/01/23(c)	EUR	35	42,715

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lundin Mining Corp. 7.50%, 11/01/20(c)	U.S.$	26	$27,040
7.875%, 11/01/22(c)		10	11,058
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(f)(g)(h)		60	1
Momentive Performance Materials, Inc. 3.88%, 10/24/21		57	59,156
8.875%, 10/15/20(e)(f)(g)(i)		47	– 0	–
Multi-Color Corp. 4.875%, 11/01/25(c)		24	24,209
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		5	5,157
Novelis Corp. 5.875%, 9/30/26(c)		8	8,255
6.25%, 8/15/24(c)		39	41,293
Pactiv LLC 7.95%, 12/15/25		41	46,519
Peabody Energy Corp. 6.00%, 11/15/18(d)(e)(f)(g)		93	– 0	–
6.00%, 3/31/22(c)		45	46,730
Plastipak Holdings, Inc. 6.25%, 10/15/25(c)		21	21,418
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(c)		60	62,339
Sealed Air Corp. 4.875%, 12/01/22(c)		33	35,033
6.875%, 7/15/33(c)		70	81,824
SPCM SA 4.875%, 9/15/25(c)		58	60,012
Steel Dynamics, Inc. 5.125%, 10/01/21		4	4,492
Teck Resources Ltd. 5.20%, 3/01/42		36	36,225
5.40%, 2/01/43		32	32,771
6.25%, 7/15/41		19	22,143
8.50%, 6/01/24(c)		4	4,671
United States Steel Corp. 8.375%, 7/01/21(c)		18	19,738
Valvoline, Inc. 5.50%, 7/15/24(c)		7	7,424
W.R. Grace & Co.-Conn 5.625%, 10/01/24(c)		9	10,209

			1,622,353

Capital Goods – 3.3%
Apex Tool Group LLC 7.00%, 2/01/21(c)		31	29,654

18 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(b)	EUR	57	$70,911
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(c)	U.S.$	79	80,993
4.625%, 5/15/23(c)		17	18,040
7.25%, 5/15/24(c)		3	3,207
B456 Systems, Inc. 3.75%, 12/31/49(d)(f)(g)(j)		21	1,603
Ball Corp. 4.375%, 12/15/20		36	37,939
5.00%, 3/15/22		50	53,419
Bombardier, Inc. 5.75%, 3/15/22(c)		183	181,758
6.00%, 10/15/22(c)		40	39,477
8.75%, 12/01/21(c)		7	7,912
Clean Harbors, Inc. 5.125%, 6/01/21		52	52,291
5.25%, 8/01/20		4	4,307
EnPro Industries, Inc. 5.875%, 9/15/22		22	23,015
Exide Technologies 11.00% (11.00% Cash or 7.00% PIK), 4/30/22(a)(b)(f)		43	36,622
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(c)		18	18,273
GFL Environmental, Inc. 5.625%, 5/01/22(c)		35	36,362
9.875%, 2/01/21(c)		25	26,979
Jefferson Smurfit Corp./US 8.25%, 10/01/49(d)(e)(f)		48	– 0	–
KLX, Inc. 5.875%, 12/01/22(c)		54	56,245
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(c)		20	20,650
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)(e)(f)		50	– 0	–
TA MFG. Ltd. 3.625%, 4/15/23(c)	EUR	29	35,058
TransDigm, Inc. 6.375%, 6/15/26	U.S.$	49	49,704
6.50%, 7/15/24		49	50,530

			934,949

Communications - Media – 8.4%
Altice Financing SA 6.625%, 2/15/23(c)		67	70,255

abfunds.com	AB HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Altice Luxembourg SA 7.25%, 5/15/22(c)	EUR	24	$29,313
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)	U.S.$	52	52,751
5.00%, 2/01/28(c)		185	183,603
5.125%, 2/15/23		29	29,471
5.125%, 5/01/27(c)		40	40,609
5.25%, 9/30/22		6	6,298
5.375%, 5/01/25(c)		12	12,688
5.875%, 5/01/27(c)		23	23,908
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		41	41,719
Series B 6.50%, 11/15/22		89	92,226
CSC Holdings LLC 6.625%, 10/15/25(c)		3	2,873
6.75%, 11/15/21		51	56,209
7.625%, 7/15/18		50	51,899
10.125%, 1/15/23(c)		97	111,026
DISH DBS Corp. 5.00%, 3/15/23		12	11,275
5.875%, 7/15/22		109	109,802
6.75%, 6/01/21		20	21,107
7.75%, 7/01/26		63	68,974
Gray Television, Inc. 5.875%, 7/15/26(c)		8	8,205
iHeartCommunications, Inc. 6.875%, 6/15/18		50	24,915
9.00%, 12/15/19-9/15/22		115	84,358
11.25%, 3/01/21(c)		10	7,322
Lamar Media Corp. 5.00%, 5/01/23		30	30,975
5.875%, 2/01/22		6	5,996
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(c)		40	40,244
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		47	49,251
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(c)		5	5,292
Netflix, Inc. 4.875%, 4/15/28(c)		33	32,837

20 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Outfront Media Capital LLC/Outfront Media Capital Corp. 5.875%, 3/15/25	U.S.$	8	$8,489
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(c)		17	17,089
RR Donnelley & Sons Co. 7.875%, 3/15/21		29	30,543
SFR Group SA 6.00%, 5/15/22(c)		68	70,788
7.375%, 5/01/26(c)		185	199,085
Sinclair Television Group, Inc. 5.125%, 2/15/27(c)		9	8,551
6.125%, 10/01/22		17	17,424
Sirius XM Radio, Inc. 3.875%, 8/01/22(c)		14	14,266
6.00%, 7/15/24(c)		125	133,626
TEGNA, Inc. 4.875%, 9/15/21(c)		39	40,411
5.125%, 7/15/20		25	26,040
5.50%, 9/15/24(c)		5	5,213
6.375%, 10/15/23		38	40,414
Time, Inc. 5.75%, 4/15/22(c)		5	4,738
7.50%, 10/15/25(c)		35	35,164
Townsquare Media, Inc. 6.50%, 4/01/23(c)		7	6,774
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(c)		28	28,920
Univision Communications, Inc. 5.125%, 2/15/25(c)		77	75,951
Urban One, Inc. 7.375%, 4/15/22(c)		37	36,944
9.25%, 2/15/20(c)		47	44,248
Virgin Media Finance PLC 4.875%, 2/15/22		2	2,261
Virgin Media Secured Finance PLC 4.875%, 1/15/27(c)	GBP	68	93,790
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(b)(c)	U.S.$	13	13,064
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(c)		3	2,980
Ziggo Bond Finance BV 5.875%, 1/15/25(c)		18	18,646

abfunds.com	AB HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ziggo Secured Finance BV 5.50%, 1/15/27(c)	U.S.$	110	$112,314

			2,393,134

Communications - Telecommunications – 8.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(c)	GBP	22	30,659
CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	38	40,582
Series T 5.80%, 3/15/22		58	59,275
Series U 7.65%, 3/15/42		46	41,820
Series W 6.75%, 12/01/23		34	35,151
Embarq Corp. 7.995%, 6/01/36		29	28,969
Frontier Communications Corp. 6.25%, 9/15/21		22	18,056
7.125%, 1/15/23		52	40,127
7.625%, 4/15/24		55	41,787
7.875%, 1/15/27		13	9,171
8.75%, 4/15/22		56	46,328
8.875%, 9/15/20		30	29,180
10.50%, 9/15/22		57	49,408
11.00%, 9/15/25		44	37,183
Hughes Satellite Systems Corp. 6.50%, 6/15/19		29	30,844
6.625%, 8/01/26		21	22,166
7.625%, 6/15/21		19	21,540
Intelsat Jackson Holdings SA 5.50%, 8/01/23		38	32,448
7.25%, 10/15/20		122	116,986
7.50%, 4/01/21		28	26,704
8.00%, 2/15/24(c)		10	10,862
9.50%, 9/30/22(c)		22	25,859
9.75%, 7/15/25(c)		56	56,191
Intelsat Luxembourg SA 7.75%, 6/01/21		42	26,513
Level 3 Communications, Inc. 5.75%, 12/01/22		8	7,806
Level 3 Financing, Inc. 5.125%, 5/01/23		60	61,512
5.25%, 3/15/26		27	27,455
5.375%, 1/15/24		50	51,821

22 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Qwest Corp. 6.75%, 12/01/21	U.S.$	78	$86,782
6.875%, 9/15/33		11	10,915
Sable International Finance Ltd. 6.875%, 8/01/22(c)		42	45,073
SoftBank Group Corp. 4.50%, 4/15/20, TBA(c)		75	77,373
Sprint Capital Corp. 8.75%, 3/15/32		67	80,844
Sprint Communications, Inc. 7.00%, 3/01/20(c)		153	166,028
Sprint Corp. 7.125%, 6/15/24		6	6,307
7.25%, 9/15/21		146	159,072
7.625%, 2/15/25		85	92,620
7.875%, 9/15/23		25	27,708
T-Mobile USA, Inc. 6.375%, 3/01/25		27	29,154
6.50%, 1/15/24-1/15/26		136	147,385
Telecom Italia Capital SA 6.375%, 11/15/33		56	64,949
7.20%, 7/18/36		33	40,523
7.721%, 6/04/38		46	59,376
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(c)		29	29,008
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		52	53,095
6.50%, 4/30/20(c)		32	33,107
Windstream Services LLC 7.75%, 10/01/21		92	69,863
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(c)		38	39,946
6.00%, 4/01/23		23	24,236
6.375%, 5/15/25		34	36,636

			2,406,403

Consumer Cyclical - Automotive – 1.1%
BCD Acquisition, Inc. 9.625%, 9/15/23(c)		69	75,800
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(c)		8	8,292
Dana Financing Luxembourg SARL 6.50%, 6/01/26(c)		25	26,936
Exide Technologies 7.00%, 4/30/25(a)(b)(f)(j)		4	2,194
Series AI 7.00%, 4/30/25(b)(d)(f)(j)		87	52,602

abfunds.com	AB HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goodyear Tire & Rubber Co. (The) 5.125%, 11/15/23	U.S.$	67	$69,020
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(b)(c)		58	59,453
Meritor, Inc. 6.25%, 2/15/24		8	8,549
Navistar International Corp. 8.25%, 11/01/21		14	14,056

			316,902

Consumer Cyclical - Entertainment – 0.3%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		13	12,222
National CineMedia LLC 5.75%, 8/15/26		14	12,719
NCL Corp., Ltd. 4.75%, 12/15/21(c)		24	24,951
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(c)		34	36,585

			86,477

Consumer Cyclical - Other – 4.9%
Beazer Homes USA, Inc. 5.75%, 6/15/19		5	4,817
5.875%, 10/15/27(c)		16	15,925
6.75%, 3/15/25		34	36,154
8.75%, 3/15/22		18	19,564
Caesars Entertainment Corp. 5.00%, 10/01/24(f)(j)		11	21,372
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		33	33,385
CalAtlantic Group, Inc. 6.25%, 12/15/21		23	25,163
8.375%, 5/15/18-1/15/21		72	76,786
Diamond Resorts International, Inc. 7.75%, 9/01/23(c)		25	26,808
Eldorado Resorts, Inc. 6.00%, 4/01/25		16	17,253
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		6	6,091
4.875%, 11/01/20		8	7,992
5.375%, 11/01/23		7	7,926
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		43	39,353
10.00%, 7/15/22(c)		22	24,042
10.50%, 7/15/24(c)		7	7,793

24 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KB Home 7.00%, 12/15/21	U.S.$	22	$24,968
7.50%, 9/15/22		10	11,839
8.00%, 3/15/20		6	6,499
Lennar Corp. 4.125%, 12/01/18-1/15/22		103	106,076
4.50%, 11/15/19-4/30/24		103	106,285
MDC Holdings, Inc. 5.50%, 1/15/24		6	6,259
5.625%, 2/01/20		23	24,806
6.00%, 1/15/43		36	34,706
Meritage Homes Corp. 6.00%, 6/01/25		21	22,957
7.00%, 4/01/22		29	33,636
MGM Resorts International 6.00%, 3/15/23		26	28,522
6.75%, 10/01/20		25	27,545
7.75%, 3/15/22		24	27,790
8.625%, 2/01/19		45	48,523
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		13	13,030
PulteGroup, Inc. 5.00%, 1/15/27		37	38,616
6.00%, 2/15/35		53	56,473
7.875%, 6/15/32		17	21,625
RSI Home Products, Inc. 6.50%, 3/15/23(c)		76	79,715
Scientific Games International, Inc. 7.00%, 1/01/22(c)		25	26,445
10.00%, 12/01/22		8	8,843
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(c)		7	7,553
6.125%, 4/01/25(c)		60	62,584
Standard Industries, Inc./NJ 5.125%, 2/15/21(c)		18	18,264
5.50%, 2/15/23(c)		26	27,507
6.00%, 10/15/25(c)		39	41,798
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(c)		16	15,591
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(c)		17	18,288
5.875%, 4/15/23(c)		8	8,547
Toll Brothers Finance Corp. 4.00%, 12/31/18		15	15,158
4.875%, 3/15/27		11	11,595

abfunds.com	AB HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 2/15/22	U.S.$	35	$39,093

			1,391,560

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(c)		8	8,138
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(c)	GBP	1	1,037
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(c)		29	39,205

			48,380

Consumer Cyclical - Retailers – 1.9%
Dollar Tree, Inc. 5.75%, 3/01/23	U.S.$	26	27,339
FirstCash, Inc. 5.375%, 6/01/24(c)		7	7,325
Group 1 Automotive, Inc. 5.00%, 6/01/22		48	49,707
5.25%, 12/15/23(c)		9	9,337
Hanesbrands, Inc. 4.875%, 5/15/26(c)		21	21,607
JC Penney Corp., Inc. 6.375%, 10/15/36		15	8,930
L Brands, Inc. 5.625%, 2/15/22		12	12,848
6.875%, 11/01/35		148	147,240
7.00%, 5/01/20		44	48,142
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(c)		24	14,270
Penske Automotive Group, Inc. 3.75%, 8/15/20		14	14,281
5.50%, 5/15/26		34	34,646
5.75%, 10/01/22		14	14,436
PetSmart, Inc. 7.125%, 3/15/23(c)		30	22,818
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		22	21,818
Sonic Automotive, Inc. 5.00%, 5/15/23		72	71,285
6.125%, 3/15/27		20	20,233

			546,262

Consumer Non-Cyclical – 10.0%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		14	14,386
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(c)		34	33,363

26 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25	U.S.$	23	$20,733
6.625%, 6/15/24		22	20,686
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(b)(c)		41	13,127
9.25%, 2/15/19(c)		65	59,620
Boparan Finance PLC 5.50%, 7/15/21(c)	GBP	7	9,192
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(c)	EUR	44	55,386
4.875%, 1/15/26(c)	U.S.$	12	12,180
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		59	57,492
6.25%, 3/31/23		13	12,505
6.875%, 2/01/22		31	22,566
7.125%, 7/15/20		208	180,421
8.00%, 11/15/19		10	9,157
DaVita, Inc. 5.00%, 5/01/25		73	72,147
5.75%, 8/15/22		14	14,433
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(b)(c)		28	28,890
Endo Finance LLC 5.75%, 1/15/22(c)		54	47,736
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(c)		53	42,707
Envision Healthcare Corp. 5.125%, 7/01/22(c)		13	13,180
5.625%, 7/15/22		37	37,738
First Quality Finance Co., Inc. 4.625%, 5/15/21(c)		83	83,723
HCA, Inc. 3.75%, 3/15/19		100	101,285
4.25%, 10/15/19		142	146,530
4.75%, 5/01/23		108	112,990
5.875%, 2/15/26		54	56,759
6.50%, 2/15/20		157	169,616
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(c)		7	7,698
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(c)		66	68,762
LifePoint Health, Inc. 5.375%, 5/01/24		17	16,804
5.875%, 12/01/23		37	38,114

abfunds.com	AB HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance SA 3.50%, 4/15/18	U.S.$	29	$28,553
4.75%, 4/15/23		27	22,868
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(c)		24	21,999
5.625%, 10/15/23(c)		32	29,983
5.75%, 8/01/22(c)		49	48,254
MEDNAX, Inc. 5.25%, 12/01/23(c)		83	86,542
MPH Acquisition Holdings LLC 7.125%, 6/01/24(c)		8	8,613
Post Holdings, Inc. 5.50%, 3/01/25(c)		14	14,917
5.75%, 3/01/27(c)		28	29,137
6.00%, 12/15/22(c)		56	58,253
Spectrum Brands, Inc. 6.625%, 11/15/22		51	52,865
Tenet Healthcare Corp. 4.50%, 4/01/21		48	48,009
6.00%, 10/01/20		85	89,676
6.75%, 6/15/23		98	92,012
7.50%, 1/01/22(c)		19	19,551
8.125%, 4/01/22		97	97,833
Valeant Pharmaceuticals International 6.375%, 10/15/20(c)		52	51,611
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23-11/01/25(c)		130	119,694
5.625%, 12/01/21(c)		96	87,786
5.875%, 5/15/23(c)		155	131,091
6.50%, 3/15/22(c)		14	14,518
7.50%, 7/15/21(c)		31	30,542
Vizient, Inc. 10.375%, 3/01/24(c)		16	18,053
Voyage Care BondCo PLC 5.875%, 5/01/23(c)	GBP	32	43,231

			2,825,517

Energy – 10.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24(c)	U.S.$	23	25,054
Antero Resources Corp. 5.00%, 3/01/25		30	30,534
5.125%, 12/01/22		62	63,731
Berry Petroleum Co. LLC 6.375%, 9/15/22(d)(e)(f)(g)		56	– 0	–

28 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bill Barrett Corp. 7.00%, 10/15/22	U.S.$	17	$16,555
8.75%, 6/15/25		21	20,349
California Resources Corp. 5.50%, 9/15/21		19	11,026
6.00%, 11/15/24		5	2,297
8.00%, 12/15/22(c)		114	75,158
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		36	36,584
8.25%, 7/15/25		8	8,608
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		74	79,532
Cheniere Energy Partners LP 5.25%, 10/01/25(c)		36	37,061
Cheniere Energy, Inc. 4.875%, 5/28/21(b)(c)(f)(j)		27	26,331
Chesapeake Energy Corp. 6.625%, 8/15/20		92	95,000
6.875%, 11/15/20		1	601
8.00%, 12/15/22(c)		1	1,078
Continental Resources, Inc./OK 4.50%, 4/15/23		12	12,108
4.90%, 6/01/44		35	33,018
5.00%, 9/15/22		72	72,955
DCP Midstream Operating LP 3.875%, 3/15/23		22	21,648
4.95%, 4/01/22		35	36,409
5.60%, 4/01/44		27	25,310
Denbury Resources, Inc. 4.625%, 7/15/23		16	8,989
5.50%, 5/01/22		53	32,828
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	51,530
7.875%, 8/15/25		22	23,531
Energy Transfer Equity LP 4.25%, 3/15/23		87	88,502
7.50%, 10/15/20		18	19,863
Ensco PLC 4.50%, 10/01/24		7	5,484
5.20%, 3/15/25		113	94,807
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		8	4,536
7.75%, 9/01/22		27	16,706
8.00%, 2/15/25(c)		24	17,437
9.375%, 5/01/20		41	34,587
Genesis Energy LP/Genesis Energy Finance Corp. 6.75%, 8/01/22		12	12,384

abfunds.com	AB HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gulfport Energy Corp. 6.00%, 10/15/24	U.S.$	20	$20,095
6.375%, 5/15/25		41	41,219
6.375%, 1/15/26(c)		24	24,279
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(c)		77	79,178
Murphy Oil Corp. 4.00%, 6/01/22		26	25,879
6.125%, 12/01/42(k)		21	20,624
6.875%, 8/15/24		39	41,744
Murphy Oil USA, Inc. 5.625%, 5/01/27		2	2,485
Nabors Industries, Inc. 4.625%, 9/15/21		34	32,815
5.00%, 9/15/20		9	9,130
5.50%, 1/15/23		74	70,979
Noble Holding International Ltd. 6.20%, 8/01/40		10	6,503
7.70%, 4/01/25(k)		20	17,263
7.75%, 1/15/24		57	51,015
Oasis Petroleum, Inc. 6.875%, 3/15/22-1/15/23		40	40,950
Pacific Drilling SA 5.375%, 6/01/20(a)		41	14,457
PHI, Inc. 5.25%, 3/15/19		84	82,795
QEP Resources, Inc. 5.25%, 5/01/23		58	57,196
5.375%, 10/01/22		34	33,427
6.875%, 3/01/21		15	15,537
Range Resources Corp. 4.875%, 5/15/25		35	33,480
5.00%, 8/15/22-3/15/23		88	87,415
5.875%, 7/01/22		2	2,055
Rowan Cos., Inc. 4.75%, 1/15/24		10	8,870
5.85%, 1/15/44		35	27,929
7.375%, 6/15/25		35	35,080
Sanchez Energy Corp. 6.125%, 1/15/23		31	25,989
7.75%, 6/15/21		20	18,603
SandRidge Energy, Inc. 7.50%, 2/15/23(d)(e)(f)(g)		29	– 0	–
8.125%, 10/15/22(d)(e)(f)(g)		47	– 0	–
SemGroup Corp. 6.375%, 3/15/25(c)		16	15,793
7.25%, 3/15/26(c)		13	13,258

30 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SM Energy Co. 5.00%, 1/15/24	U.S.$	25	$23,955
6.50%, 11/15/21-1/01/23		86	87,357
Southern Star Central Corp. 5.125%, 7/15/22(c)		35	36,251
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		36	36,407
4.25%, 11/15/23		19	18,528
5.125%, 2/01/25		8	8,234
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(c)		46	49,590
Transocean, Inc. 5.80%, 10/15/22		55	53,395
6.80%, 3/15/38		123	100,259
7.50%, 1/15/26(c)		18	18,551
9.00%, 7/15/23(c)		24	26,618
Vantage Drilling International 7.50%, 11/01/19(d)(e)(f)(g)		46	– 0	–
10.00%, 12/31/20(d)(f)		1	1,143
10.00%, 12/31/20(a)(f)		1	857
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(c)		29	28,353
Weatherford International Ltd. 4.50%, 4/15/22		10	9,027
5.875%, 7/01/21(j)		35	35,306
7.75%, 6/15/21		66	68,065
9.875%, 2/15/24		42	44,935
Whiting Petroleum Corp. 1.25%, 4/01/20(j)		28	24,882
5.75%, 3/15/21		30	30,128
WPX Energy, Inc. 7.50%, 8/01/20		30	32,612

			2,832,626

Other Industrial – 1.6%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(c)		43	45,828
American Tire Distributors, Inc. 10.25%, 3/01/22(c)		86	89,233
Belden, Inc. 5.50%, 4/15/23(c)	EUR	6	7,487
General Cable Corp. 4.50%, 11/15/29(j)(k)	U.S.$	29	28,204
5.75%, 10/01/22		27	27,951

abfunds.com	AB HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22	U.S.$	85	$86,337
7.00%, 6/15/23		20	19,932
H&E Equipment Services, Inc. 5.625%, 9/01/25(c)		12	12,658
HRG Group, Inc. 7.875%, 7/15/19		67	67,474
Laureate Education, Inc. 8.25%, 5/01/25(c)		26	28,128
LKQ Corp. 4.75%, 5/15/23		8	8,215
Travis Perkins PLC 4.50%, 9/07/23(c)	GBP	29	40,584

			462,031

Services – 2.6%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	37	37,201
6.25%, 10/15/21		30	33,238
APX Group, Inc. 6.375%, 12/01/19		10	10,171
7.875%, 12/01/22		32	34,345
8.75%, 12/01/20		95	97,803
Aramark Services, Inc. 5.00%, 4/01/25(c)		14	14,951
5.125%, 1/15/24		7	7,075
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(c)		23	24,092
CSVC Acquisition Corp. 7.75%, 6/15/25(c)		35	34,173
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(c)(f)		58	58,308
Gartner, Inc. 5.125%, 4/01/25(c)		13	13,718
GEO Group, Inc. (The) 5.125%, 4/01/23		18	17,991
5.875%, 1/15/22-10/15/24		42	43,467
6.00%, 4/15/26		8	8,363
IHS Markit Ltd. 5.00%, 11/01/22(c)		24	25,835
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(c)		28	28,806
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(c)		30	30,892
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(c)		143	158,816

32 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabre GLBL, Inc. 5.25%, 11/15/23(c)	U.S.$	34	$35,595
Team Health Holdings, Inc. 6.375%, 2/01/25(c)		30	27,357

			742,197

Technology – 3.5%
Ascend Learning LLC 6.875%, 8/01/25(c)		17	17,803
Avaya, Inc. 10.50%, 3/01/21(c)(f)(g)(h)		297	17,808
BMC Software Finance, Inc. 8.125%, 7/15/21(c)		92	94,160
BMC Software, Inc. 7.25%, 6/01/18		1	594
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(b)(c)		8	8,004
CommScope, Inc. 5.00%, 6/15/21(c)		22	22,095
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(c)		55	65,229
CURO Financial Technologies Corp. 12.00%, 3/01/22(c)		43	47,204
Dell International LLC/EMC Corp. 5.875%, 6/15/21(c)		59	61,764
Dell, Inc. 7.10%, 4/15/28		8	8,963
EMC Corp. 1.875%, 6/01/18		91	90,975
First Data Corp. 5.375%, 8/15/23(c)		110	114,697
7.00%, 12/01/23(c)		39	41,621
Goodman Networks, Inc. 8.00%, 5/11/22(f)		21	15,746
Infor US, Inc. 6.50%, 5/15/22		78	81,155
Iron Mountain Europe PLC 6.125%, 9/15/22(c)	GBP	22	30,324
Iron Mountain, Inc. 4.375%, 6/01/21(c)	U.S.$	20	20,968
Micron Technology, Inc. 5.25%, 8/01/23(c)		31	32,159
Nokia Oyj 3.375%, 6/12/22		16	15,948
6.625%, 5/15/39		14	15,993
Quintiles IMS, Inc. 3.25%, 3/15/25(c)	EUR	38	45,788

abfunds.com	AB HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 5/15/23(c)	U.S.$	27	$28,200
Sanmina Corp. 4.375%, 6/01/19(c)		32	33,288
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(c)		17	19,717
Symantec Corp. 5.00%, 4/15/25(c)		27	28,214
Western Digital Corp. 10.50%, 4/01/24		26	30,095

			988,512

Transportation - Services – 1.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		8	7,869
5.50%, 4/01/23		8	8,187
CEVA Group PLC 9.00%, 9/01/21(c)		22	20,114
Europcar Groupe SA 5.75%, 6/15/22(c)	EUR	7	8,615
Herc Rentals, Inc. 7.75%, 6/01/24(c)	U.S.$	10	11,431
Hertz Corp. (The) 5.50%, 10/15/24(c)		25	22,576
5.875%, 10/15/20		11	10,933
7.375%, 1/15/21		101	101,389
7.625%, 6/01/22(c)		7	7,282
Loxam SAS 3.50%, 5/03/23(c)	EUR	29	35,478
4.25%, 4/15/24(c)		29	36,405
United Rentals North America, Inc. 5.75%, 11/15/24	U.S.$	66	69,955
5.875%, 9/15/26		48	52,309
XPO CNW, Inc. 6.70%, 5/01/34		35	35,090
XPO Logistics, Inc. 6.125%, 9/01/23(c)		48	50,839

			478,472

			18,075,775

Financial Institutions – 6.4%
Banking – 3.3%
Ally Financial, Inc. 3.25%, 2/13/18		29	29,499
3.75%, 11/18/19		22	22,434
4.125%, 3/30/20		19	19,861
4.75%, 9/10/18		56	57,097
8.00%, 11/01/31		111	147,077

34 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 8.875%, 4/14/21(c)(l)	EUR	58	$81,552
Barclays Bank PLC 6.86%, 6/15/32(c)(l)	U.S.$	15	17,640
Barclays PLC 8.00%, 12/15/20(l)	EUR	58	78,748
CIT Group, Inc. 3.875%, 2/19/19	U.S.$	6	5,920
Countrywide Capital III Series B 8.05%, 6/15/27		46	58,830
Credit Agricole SA 7.589%, 1/30/20(c)(l)	GBP	44	64,651
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(l)	U.S.$	41	40,993
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(c)(l)(m)	EUR	50	56,659
8.625%, 8/15/21(l)	U.S.$	117	132,877
Societe Generale SA 8.00%, 9/29/25(c)(l)		31	36,711
Standard Chartered PLC 7.50%, 4/02/22(c)(l)		67	73,519
Zions Bancorporation 5.65%, 11/15/23		14	14,427

			938,495

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)(g)(n)		423	24,346
LPL Holdings, Inc. 5.75%, 9/15/25(c)		32	33,480

			57,826

Finance – 2.0%
Enova International, Inc. 8.50%, 9/01/24(c)		9	9,097
9.75%, 6/01/21		60	64,463
goeasy Ltd. 7.875%, 11/01/22(c)		13	13,296
Lincoln Finance Ltd. 6.875%, 4/15/21(c)	EUR	26	31,571
Navient Corp. 4.875%, 6/17/19	U.S.$	87	89,299
5.00%, 10/26/20		47	48,613
5.50%, 1/25/23		8	8,097
5.875%, 3/25/21		1	613
6.50%, 6/15/22		70	74,759

abfunds.com	AB HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.25%, 1/25/22	U.S.$	13	$13,983
8.00%, 3/25/20		86	94,466
OneMain Financial Holdings LLC 6.75%, 12/15/19(c)		26	26,925
SLM Corp. 5.125%, 4/05/22		21	21,275
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(c)		71	65,331

			561,788

Insurance – 0.4%
Galaxy Bidco Ltd. 6.375%, 11/15/20(c)	GBP	4	5,919
Genworth Holdings, Inc. 7.20%, 2/15/21	U.S.$	30	28,681
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)		61	77,452

			112,052

Other Finance – 0.2%
Creditcorp 12.00%, 7/15/18(a)		33	28,901
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(c)		8	8,126
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(c)		13	13,512

			50,539

REITS – 0.3%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		7	7,179
5.25%, 8/01/26		40	41,267
5.50%, 5/01/24		26	27,517
SBA Communications Corp. 4.00%, 10/01/22(c)		15	15,204
4.875%, 9/01/24		8	8,236

			99,403

			1,820,103

Utility – 2.2%
Electric – 2.2%
AES Corp./VA 4.875%, 5/15/23		32	32,808
7.375%, 7/01/21		51	57,670
Calpine Corp. 5.375%, 1/15/23		37	35,968
5.50%, 2/01/24		4	4,180
5.75%, 1/15/25		119	113,333

36 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DPL, Inc. 6.75%, 10/01/19	U.S.$	25	$26,374
Dynegy, Inc. 5.875%, 6/01/23		8	7,829
7.375%, 11/01/22		115	123,011
7.625%, 11/01/24		7	7,322
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24		106	112,140
6.625%, 1/15/27		21	22,438
Talen Energy Supply LLC 4.60%, 12/15/21		43	39,517
6.50%, 5/01/18-6/01/25		41	37,638
Texas Competitive/TCEH 11.50%, 10/01/20(a)(e)(f)(g)		59	– 0	–

			620,228

Total Corporates – Non-Investment Grade (cost $20,152,813)			20,516,106

CORPORATES – INVESTMENT GRADE – 16.6%
Industrial – 10.4%
Basic – 0.9%
Anglo American Capital PLC 3.75%, 4/10/22(c)		64	66,348
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(c)		12	13,047
Glencore Finance Canada Ltd. 4.25%, 10/25/22(c)		34	35,907
6.00%, 11/15/41(c)		5	5,450
Glencore Funding LLC 4.00%, 4/16/25(c)		5	5,057
Monsanto Co. 3.375%, 7/15/24		56	57,214
Southern Copper Corp. 3.875%, 4/23/25		69	71,547

			254,570

Capital Goods – 0.7%
CNH Industrial Capital LLC 3.375%, 7/15/19		26	26,045
3.625%, 4/15/18		15	15,579
3.875%, 7/16/18		29	29,207
4.375%, 4/05/22		33	35,215
Embraer Netherlands Finance BV 5.40%, 2/01/27		40	42,775
General Electric Co. Series D 5.00%, 1/21/21(l)		40	41,831

abfunds.com	AB HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Masco Corp. 5.95%, 3/15/22	U.S.$	13	$15,120
7.125%, 3/15/20		1	821

			206,593

Communications - Media – 0.7%
21st Century Fox America, Inc. 4.00%, 10/01/23		28	29,683
CBS Corp. 3.70%, 8/15/24		42	43,453
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		40	42,476
Thomson Reuters Corp. 4.30%, 11/23/23		13	13,874
Time Warner, Inc. 4.05%, 12/15/23		24	24,887
Viacom, Inc. 4.375%, 3/15/43		60	50,840

			205,213

Communications - Telecommunications – 0.2%
AT&T, Inc. 3.90%, 8/14/27		29	28,877
5.45%, 3/01/47		39	40,432

			69,309

Consumer Cyclical - Automotive – 1.3%
FCE Bank PLC 1.615%, 5/11/23(c)	EUR	100	122,192
General Motors Financial Co., Inc. 0.955%, 9/07/23(c)		100	117,088
Volkswagen International Finance NV Series 4Y 0.50%, 3/30/21(c)		100	117,901

			357,181

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 1.875%, 11/07/22		100	125,245
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18	U.S.$	31	31,964

			157,209

Consumer Cyclical - Other – 0.2%
DR Horton, Inc. 4.00%, 2/15/20		44	45,845

38 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.4%
AutoNation, Inc. 4.50%, 10/01/25	U.S.$	52	$55,516
AutoZone, Inc. 3.25%, 4/15/25		70	70,301

			125,817

Consumer Non-Cyclical – 2.0%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		28	27,941
Coca-Cola European Partners PLC 0.75%, 2/24/22(c)	EUR	100	119,108
Constellation Brands, Inc. 3.75%, 5/01/21	U.S.$	21	21,883
Fresenius Medical Care US Finance II, Inc. 4.125%, 10/15/20(c)		40	41,689
General Mills, Inc. 2.10%, 11/16/20	EUR	100	123,381
McKesson Corp. 0.625%, 8/17/21	U.S.$	100	118,186
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		38	37,597
3.15%, 10/01/26		36	31,857
Tyson Foods, Inc. 4.50%, 6/15/22		34	36,781

			558,423

Energy – 2.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		22	23,416
Cenovus Energy, Inc. 3.00%, 8/15/22		5	5,190
3.80%, 9/15/23		2	2,374
4.25%, 4/15/27(c)		59	59,074
4.45%, 9/15/42		31	28,179
5.70%, 10/15/19		10	10,193
6.75%, 11/15/39		1	1,726
Ecopetrol SA 5.875%, 5/28/45		15	15,039
Enable Midstream Partners LP 3.90%, 5/15/24		36	36,362
Energy Transfer LP 4.05%, 3/15/25		30	30,524
EnLink Midstream Partners LP 4.15%, 6/01/25		43	43,668
Hess Corp. 4.30%, 4/01/27		42	42,272

abfunds.com	AB HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 3.45%, 2/15/23	U.S.$	28	$28,480
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		11	14,610
Marathon Oil Corp. 6.80%, 3/15/32		34	40,203
Marathon Petroleum Corp. 4.75%, 9/15/44		43	43,500
MPLX LP 4.125%, 3/01/27		15	15,890
4.50%, 7/15/23		8	8,416
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, 10/01/20		50	50,997
Williams Partners LP 3.35%, 8/15/22		39	39,895
5.10%, 9/15/45		22	23,719

			563,727

Services – 0.1%
Expedia, Inc. 3.80%, 2/15/28(c)		30	29,194

Technology – 1.0%
Agilent Technologies, Inc. 3.875%, 7/15/23		42	43,752
Dell International LLC/EMC Corp. 5.45%, 6/15/23(c)		38	41,717
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(o)		26	28,220
Micron Technology, Inc. 7.50%, 9/15/23		12	13,041
Seagate HDD Cayman 4.75%, 1/01/25		28	27,759
4.875%, 3/01/24(c)		3	3,033
4.875%, 6/01/27		5	4,470
Western Digital Corp. 7.375%, 4/01/23(c)		49	53,407
Xerox Corp. 3.625%, 3/15/23		29	28,623
4.07%, 3/17/22		27	27,425

			271,447

Transportation - Services – 0.4%
FedEx Corp. 1.00%, 1/11/23	EUR	100	119,313

			2,963,841

40 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.9%
Banking – 4.2%
Banco Bilbao Vizcaya Argentaria SA Series G 0.625%, 1/17/22(c)	EUR	100	$117,821
Bank of America Corp. 4.00%, 4/01/24	U.S.$	27	28,602
BNP Paribas SA 7.625%, 3/30/21(c)(l)		58	65,346
BPCE SA 5.70%, 10/22/23(c)		82	91,769
Citigroup, Inc. 0.75%, 10/26/23(c)	EUR	100	116,852
Cooperatieve Rabobank UA Series G 0.50%, 12/06/22(c)		50	59,042
Credit Suisse Group Funding Guernsey Ltd. Series E 1.25%, 4/14/22(c)		100	120,493
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(c)		57	70,845
HSBC Capital Funding Dollar 1 LP 10.176%, 6/30/30(c)(l)	U.S.$	19	29,824
HSBC Holdings PLC 6.00%, 9/29/23(c)(l)	EUR	58	80,276
JPMorgan Chase & Co. 2.295%, 8/15/21	U.S.$	38	38,191
Series V 5.00%, 7/01/19(l)		5	4,804
Morgan Stanley 5.00%, 11/24/25		39	42,682
Nationwide Building Society 4.00%, 9/14/26(c)		73	73,634
Royal Bank of Scotland Group PLC 3.875%, 9/12/23		58	59,770
Santander Holdings USA, Inc. 4.40%, 7/13/27(c)		28	28,843
Standard Chartered PLC 3.95%, 1/11/23(c)		58	59,350
UBS Group Funding Switzerland AG 2.65%, 2/01/22(c)		64	63,878
US Bancorp Series J 5.30%, 4/15/27(l)		17	19,182

			1,171,204

abfunds.com	AB HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18	U.S.$	34	$35,460

Insurance – 1.0%
Allstate Corp. (The) 6.50%, 5/15/57		10	12,614
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	100	118,283
Chubb Corp. (The) 3.609% (LIBOR 3 Month + 2.25%), 4/15/37(m)	U.S.$	29	28,717
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		31	51,623
Prudential Financial, Inc. 5.625%, 6/15/43		70	75,945

			287,182

REITS – 0.6%
DDR Corp. 3.90%, 8/15/24		29	29,201
EPR Properties 7.75%, 7/15/20		48	54,312
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		31	32,004
Senior Housing Properties Trust 6.75%, 12/15/21		9	9,751
VEREIT Operating Partnership LP 4.875%, 6/01/26		8	8,409
Welltower, Inc. 4.95%, 1/15/21		33	35,282

			168,959

			1,662,805

Utility – 0.3%
Electric – 0.3%
Dominion Energy, Inc. Series D 2.85%, 8/15/26		35	33,823
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(c)		44	44,518
FirstEnergy Corp. Series B 4.25%, 3/15/23		8	8,933

			87,274

Total Corporates – Investment Grade (cost $4,564,950)			4,713,920

42 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.0%
Industrial – 2.0%
Basic – 0.1%
Foresight Energy LLC 7.083% (LIBOR 3 Month + 5.75%), 3/28/22(p)	U.S.$	13	12,284
Unifrax I LLC 5.083% (LIBOR 3 Month + 3.75%), 4/04/24(f)(p)		11	11,282

			23,566

Capital Goods – 0.1%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.083% (LIBOR 3 Month + 3.75%), 8/18/24(p)		20	20,429
Gardner Denver, Inc. 4.083% (LIBOR 3 Month + 2.75%), 7/30/24(p)		19	19,026
HD Supply Waterworks, Ltd. 4.455% (LIBOR 6 Month + 3.00%), 8/01/24(f)(p)		5	5,031

			44,486

Communications - Telecommunications – 0.1%
West Corporation 5.242% (LIBOR 1 Month + 4.00%), 10/10/24(p)		30	29,919

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 5.24% (LIBOR 3 Month + 4.00%), 8/07/20(f)(p)		32	31,689

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.333% (LIBOR 3 Month + 3.00%), 4/01/24(p)		25	24,577

Consumer Cyclical - Retailers – 0.2%
J.C. Penney Corporation, Inc. 5.568% (LIBOR 3 Month + 4.25%), 6/23/23(p)		30	27,458
Serta Simmons Bedding, LLC 9.312% (LIBOR 3 Month + 8.00%), 11/08/24(p)		49	46,010

			73,468

abfunds.com	AB HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.3%
Air Medical Group Holdings, Inc. 4.492% (LIBOR 1 Month + 3.25%), 4/28/22(p)	U.S.$	22	$21,571
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.083% (LIBOR 3 Month + 7.75%), 9/26/25(f)(p)		40	38,950
Post Holdings, Inc. 3.492% (LIBOR 1 Month + 2.25%), 5/24/24(p)		12	12,510
Vizient, Inc. 4.742% (LIBOR 1 Month + 3.50%), 2/13/23(p)		2	1,891

			74,922

Energy – 0.2%
California Resources Corporation 11.612% (LIBOR 1 Month + 10.38%), 12/31/21(p)		46	49,568

Other Industrial – 0.1%
Travelport Finance (Luxembourg) SARL 4.061% (LIBOR 3 Month + 2.75%), 9/02/21(p)		37	36,604

Technology – 0.7%
Avaya Inc. 5.871% (LIBOR 3 Month + 4.50%), 1/26/18(p)		20	16,561
6.621% (LIBOR 3 Month + 5.25%), 5/29/20(g)(h)(p)		84	69,918
6.871% (LIBOR 3 Month + 5.50%), 3/31/18(g)(h)(p)		5	4,142
8.739% (LIBOR 1 Month + 7.50%), 1/24/18(p)		3	3,481
8.742% (LIBOR 1 Month + 7.50%), 1/24/18(p)		3	3,481
Conduent Incorporated 4.242% (LIBOR 1 Month + 3.00%), 12/07/23(p)		5	4,956
MTS Systems Corporation 4.49% (LIBOR 3 Month + 3.25%), 7/05/23(f)(p)		27	27,055
Solera, LLC (Solera Finance, Inc.) 4.492% (LIBOR 1 Month + 3.25%), 3/03/23(p)		60	60,448

			190,042

Total Bank Loans (cost $580,678)			578,841

44 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 1.6%
Industrial – 1.6%
Basic – 0.3%
First Quantum Minerals Ltd. 7.00%, 2/15/21(c)	U.S.$	13	$13,920
7.25%, 4/01/23(c)		58	61,775

			75,695

Capital Goods – 0.1%
Odebrecht Finance Ltd. 7.125%, 6/26/42(c)		95	35,514

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(c)		36	35,924

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(a)(b)(f)		14	715
K2016470260 South Africa Ltd. 25.00%, 12/31/22(a)(b)(f)		4	3,487

			4,202

Consumer Non-Cyclical – 0.3%
Arcelik AS 5.00%, 4/03/23(c)		29	29,235
Minerva Luxembourg SA 6.50%, 9/20/26(c)		58	60,436
Tonon Luxembourg SA 7.25%, 1/24/20(a)(b)(f)(g)(h)		6	618
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)(g)(h)		96	4,928

			95,217

Energy – 0.6%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(i)		65	91,238
Petrobras Global Finance BV 5.999%, 1/27/28(c)		27	27,330
6.125%, 1/17/22		8	8,298
6.25%, 3/17/24		30	32,200

			159,066

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(c)		100	41,750

abfunds.com	AB HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(c)	U.S.$	7	$7,001

Total Emerging Markets – Corporate Bonds (cost $521,182)			454,369

		Shares
COMMON STOCKS – 1.4%
Industrials – 0.1%
Construction & Engineering – 0.1%
Modular Space Corp.		2,407	36,346

Consumer Cyclical - Automotive – 0.0%
Exide Technologies(e)(g)(i)		511	2,012

Energy Equipment & Services – 0.0%
Sanchez Energy Corp.(g)		344	1,488

Energy Other – 0.0%
Tervita Corp.(d)(e)(f)(g)		599	4,295

Road & Rail – 0.0%
Celadon Group, Inc.		700	5,145

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(d)(e)(f)(g)		5,341	964

			50,250

Energy – 0.5%
Energy Equipment & Services – 0.0%
Weatherford International PLC(g)		2,097	7,277

Oil, Gas & Consumable Fuels – 0.5%
Berry Pete Corp.(d)(f)(g)		2,202	17,066
Carrizo Oil & Gas, Inc.(g)		405	7,164
CHC Group LLC(g)(i)		1,219	8,533
Chesapeake Energy Corp.(g)		1,523	5,940
EP Energy Corp. – Class A(g)		2,501	6,753
Halcon Resources Corp.(g)		276	1,816
K2016470219 South Africa Ltd. – A Shares(d)(e)(f)		191,574	– 0	–
K2016470219 South Africa Ltd. – B Shares(d)(e)(f)		30,276	– 0	–
Linn Energy, Inc.		96	3,701
Oasis Petroleum, Inc.(g)		972	9,185
Paragon Litigation – Class A(d)(f)		267	289
Paragon Litigation – Class B(d)(f)		401	7,619
Paragon Offshore Ltd.(d)(f)		266	4,345

46 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Peabody Energy Corp.(g)	533	$16,464
SandRidge Energy, Inc.(g)	578	10,849
Triangle Petroleum Corp.(g)	3,047	128
Vantage Drilling International(d)(g)	82	15,170
Whiting Petroleum Corp.(g)	1,645	9,886

		124,908

		132,185

Consumer Discretionary – 0.4%
Auto Components – 0.0%
Exide Technologies(e)(g)(i)	1,282	5,048

Diversified Consumer Services – 0.1%
Laureate Education, Inc. – Class A(g)	1,354	18,103

Hotels, Restaurants & Leisure – 0.2%
Caesars Entertainment Corp.(g)	2,258	29,241
eDreams ODIGEO SA(g)	6,063	18,779

		48,020

Household Durables – 0.0%
Hovnanian Enterprises, Inc. – Class A(g)	3,276	7,928

Media – 0.1%
Clear Channel Outdoor Holdings, Inc. – Class A(g)	3,060	11,628
DISH Network Corp. – Class A(g)	100	4,854
Gray Television, Inc.(g)	483	7,520
Nexstar Media Group, Inc. – Class A	151	9,634
Townsquare Media, Inc. – Class A(g)	598	6,243

		39,879

		118,978

Financials – 0.2%
Diversified Financial Services – 0.2%
Holdco, Inc.(d)(e)(f)	59,949	38,367

Health Care – 0.1%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(g)	2,078	12,260
LifePoint Health, Inc.(g)	138	6,645
Tenet Healthcare Corp.(g)	336	4,798

		23,703

Pharmaceuticals – 0.0%
Endo International PLC(g)	614	3,917
Horizon Pharma PLC(g)	196	2,658

		6,575

		30,278

abfunds.com	AB HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.1%
Metals & Mining – 0.1%
AK Steel Holding Corp.(g)		455	$2,088
Constellium NV – Class A(g)		1,233	13,810
Neenah Enterprises, Inc.(d)(e)(f)(g)		4,481	4,167

			20,065

Telecommunication Services – 0.0%
Wireless Telecommunication Services – 0.0%
T-Mobile US, Inc.(g)		150	8,965

Information Technology – 0.0%
IT Services – 0.0%
Goodman Networks, Inc.(d)(e)(f)(g)		1,236	– 0	–

Technology Hardware, Storage & Peripherals – 0.0%
Travelport Worldwide Ltd.		440	6,904

Total Common Stocks (cost $500,328)			405,992

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 1.4%
Mexico – 0.3%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,202	56,789
Series M 20 10.00%, 12/05/24		379	22,850

			79,639

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	3,986	68,461

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	565	38,847

48 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 0.8%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	135	$142,594
U.S. Treasury Notes 1.875%, 8/31/22		76	75,289

			217,883

Total Governments – Treasuries (cost $408,019)			404,830

		Shares
PREFERRED STOCKS – 1.3%
Utility – 0.2%
Electric – 0.2%
Dynegy, Inc. 7.00%		600	49,200
SCE Trust III 5.75%		423	11,374

			60,574

Industrial – 0.9%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(g)		490	3,479

Energy – 0.9%
Berry Petroleum Co. LLC 0.00%(d)(f)(g)		1,821	18,816
Sanchez Energy Corp. 4.875%		962	15,693
Sanchez Energy Corp. 6.50%		300	5,379
Tervita Corp. 0.00%(d)(e)(f)(g)		24,991	179,185

			219,073

Technology – 0.0%
Goodman Networks, Inc. 0.00%(d)(e)(f)(g)		1,470	5,880

			228,432

Financial Institutions – 0.2%
Banking – 0.0%
GMAC Capital Trust I 7.10%		357	9,375

abfunds.com	AB HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Services – 0.2%
Holdco, Inc. 0.00%(d)(e)(f)		440	$44,048

			53,423

Total Preferred Stocks (cost $299,318)			342,429

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 0.9%
Argentina – 0.2%
Argentine Bonos del Tesoro 16.00%, 10/17/23	ARS	979	55,764

Brazil – 0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	425	133,298

Turkey – 0.2%
Turkey Government Bond 11.00%, 2/24/27	TRY	230	58,825

Total Emerging Markets – Treasuries (cost $268,008)			247,887

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.388% (LIBOR 1 Month + 7.15%), 7/25/23(m)	U.S.$	15	17,747
Series 2013-DN2, Class M2 5.488% (LIBOR 1 Month + 4.25%), 11/25/23(m)		52	57,844
Series 2014-DN1, Class M3 5.738% (LIBOR 1 Month + 4.50%), 2/25/24(m)		36	42,019
Series 2014-HQ2, Class M3 4.988% (LIBOR 1 Month + 3.75%), 9/25/24(m)		54	60,636
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.488% (LIBOR 1 Month + 5.25%), 10/25/23(m)		15	16,803
Series 2014-C01, Class M2 5.638% (LIBOR 1 Month + 4.40%), 1/25/24(m)		27	30,373
Series 2015-C03, Class 1M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(m)		6	7,176

50 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(m)	U.S.$	3	$2,991

			235,589

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		6	5,214
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		8	6,905

			12,119

Total Collateralized Mortgage Obligations (cost $225,206)			247,708

ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.3%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(f)		57	56,627
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(f)		79	41,496

			98,123

Home Equity Loans - Floating Rate – 0.2%
Lehman XS Trust Series 2007-6, Class 3A5 4.912%, 5/25/37(f)(m)		33	53,605

Other ABS - Fixed Rate – 0.2%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(c)(f)		16	16,810
Series 2016-1A, Class A2I 3.832%, 5/25/46(c)(f)		29	29,384

			46,194

Total Asset-Backed Securities (cost $169,880)			197,922

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/40		25	38,870
7.95%, 3/01/36		55	62,050

Total Local Governments – US Municipal Bonds (cost $80,005)			100,920

abfunds.com	AB HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.3%
Petroleos Mexicanos 5.375%, 3/13/22(c) (cost $91,199)	U.S.$	87	$92,743

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - FLOATING RATE – 0.3%
CIFC Funding Ltd. Series 2015-4A, Class D 6.807% (LIBOR 3 Month + 5.50%), 10/20/27(c)(f)(m) (cost $70,747)		73	72,080

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.516%, 7/10/47(c)(f)		15	12,756
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.944%, 1/10/47(c)(f)		29	24,952
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.889%, 1/15/47(c)(f)		29	27,478

Total Commercial Mortgage-Backed Securities (cost $71,060)			65,186

EMERGING MARKETS – SOVEREIGNS – 0.1%
Argentina – 0.1%
Argentine Republic Government International Bond 5.625%, 1/26/22 (cost $26,278)		26	27,537

		Shares
WARRANTS – 0.0%
Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Smart Modular Technologies, expiring 11/05/22(d)(e)(g)		152	4,768

52 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc., expiring 4/21/20(d)(g)		860	$516
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(g)		1,975	1,777
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(g)		830	664

			2,957

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(d)(e)(f)(g)		21,438	517

Materials – 0.0%
Communications Equipment – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(d)(e)(g)		973	– 0	–

Total Warrants (cost $20,411)			8,242

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2017; Contracts: 121; Exercise Price: USD 251.00; Counterparty: Morgan Stanley & Co., Inc.(g) (premiums paid $9,564)	USD	12,100	6,474

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.0%
Mexico – 0.0%
Mexican Udibonos Series S 4.00%, 11/30/28 (cost $4,952)	MXN	88	4,864

abfunds.com	AB HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Company		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2017; Contracts: 57; Exercise Price: USD 260.00; Counterparty: Morgan Stanley & Co., Inc.(g) (cost $3,023)	USD	5,700	$2,537

Total Investments – 100.4% (cost $28,067,622)			28,490,587
Other assets less liabilities – (0.4)%			(105,059)

Net Assets – 100.0%			$28,385,528

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	6	December 2017	EUR	600	$917,464	$921,023	$(3,559)
Euro-OAT Futures	2	December 2017	EUR	200	363,873	366,835	(2,962)

							$(6,521)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	TWD	6,399	USD	212	11/22/17	$(273)
Barclays Bank PLC	INR	2,733	USD	42	11/29/17	(604)
Citibank, NA	RUB	4,016	USD	70	11/22/17	1,042
Citibank, NA	USD	43	INR	2,756	11/29/17	(117)
Citibank, NA	EUR	775	USD	915	12/15/17	10,026
Credit Suisse International	USD	85	PEN	277	12/07/17	(7)
Deutsche Bank AG	BRL	224	USD	68	11/03/17	(117)
Deutsche Bank AG	USD	68	BRL	224	11/03/17	57
Deutsche Bank AG	BRL	224	USD	68	12/04/17	(45)
JPMorgan Chase Bank, NA	USD	213	TWD	6,402	11/22/17	70
Royal Bank of Scotland PLC	EUR	687	USD	810	12/15/17	7,441
Standard Chartered Bank	BRL	224	USD	70	11/03/17	1,439
Standard Chartered Bank	USD	68	BRL	224	11/03/17	117
State Street Bank & Trust Co.	CAD	388	USD	308	11/10/17	7,906
State Street Bank & Trust Co.	USD	67	CAD	81	11/10/17	(3,510)
State Street Bank & Trust Co.	AUD	178	USD	142	11/30/17	5,881
State Street Bank & Trust Co.	NZD	197	USD	143	11/30/17	8,119
State Street Bank & Trust Co.	GBP	267	USD	362	12/01/17	6,686
State Street Bank & Trust Co.	ZAR	542	USD	40	12/07/17	2,190

54 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	MXN	324		USD	18	12/08/17	$803
State Street Bank & Trust Co.	EUR	800		USD	944	12/15/17	10,045
State Street Bank & Trust Co.	EUR	102		USD	119	12/15/17	(6)
State Street Bank & Trust Co.	USD	119		EUR	102	12/15/17	696
State Street Bank & Trust Co.	USD	229		EUR	195	12/15/17	(2,275)
State Street Bank & Trust Co.	USD	0	**	KRW	285	1/18/18	3

							$55,567

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	121	USD	245.00	November 2017	USD	12	$5,198	$(3,086)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 28, 5 Year Index RTP	Goldman Sachs International	Sell	99.00%	Dec, 2017	$1,437	$2,012	$(511)
CDX-NAHY Series 29, 5 Year Index RTP	Credit Suisse International	Sell	105.50	Nov, 2017	150	165	(54)

						$2,177	$(565)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	Quarterly	2.37%	USD	484		$(45,456)	$(8,747)	$(36,709)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	Quarterly	0.08	USD	227		(1,603)	(400)	(1,203)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	Quarterly	0.28	EUR	– 0	–	(12)	(6)	(6)

abfunds.com	AB HIGH YIELD PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)%	Quarterly	1.43%	EUR	14	$(2,151)	$(711)	$(1,440)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	Quarterly	1.43	EUR	46	(7,068)	(2,330)	(4,738)
iTraxx-XOVER Series 28, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.25	EUR	217	(34,304)	(29,339)	(4,965)

Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	Quarterly	2.37	USD	504	47,297	15,907	31,390
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.11	USD	284	25,464	20,987	4,477

						$(17,833)	$(4,639)	$(13,194)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	2,835	9/02/25	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	$1,253	$(8,649)	$9,902
USD	961	1/15/26	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	18,019	5,595	12,424
USD	651	2/16/26	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	33,150	7,701	25,449
USD	150	3/31/26	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	7,046	—	7,046
USD	100	5/03/26	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	3,660	—	3,660
USD	800	6/01/26	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	33,803	33,561	242
USD	4,650	4/28/27	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	(9,061)	17,178	(26,239)
USD	350	5/03/27	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(701)	115	(816)

						$(87,169)	$55,501	$31,668

56 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Windstream Services, LLC, 7.500%, 6/01/22*, 6/20/18*	(5.00)%	Quarterly	13.87%	USD	51	$2,344	$8,669	$(6,325)
Uniti Group, Inc., 8.250%, 10/15/23, 12/20/19*	(5.00)	Quarterly	5.13	USD	60	(194)	1,434	(1,628)
Windstream Services LLC, 7.500%, 6/01/22, 3/20/18*	(5.00)	Quarterly	17.11	USD	49	1,858	5,905	(4,047)
Credit Suisse International
CDX- CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	12.50	USD	180	47,111	23,377	23,734
Goldman Sachs International
British Telecom- munications PLC, 5.750%, 12/07/28*, 6/20/20*	(1.00)	Quarterly	0.24	EUR	170	(4,211)	(3,190)	(1,021)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	(3.00)	Monthly	7.25	USD	192	32,009	21,025	10,984

Sale Contracts
Barclays Bank PLC
Altice Luxembourg SA, 7.250%, 5/15/22, 6/20/22*	5.00	Quarterly	1.68	EUR	60	10,773	8,473	2,300

abfunds.com	AB HIGH YIELD PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00%	Quarterly	10.53%	USD	63	$(7,355)	$(10,353)	$2,998
New Albertson’s, Inc., 8.000%, 5/01/31, 12/20/22*	5.00	Quarterly	6.67	USD	30	(1,891)	(2,381)	490
Windstream Services, LLC, 7.500%, 6/01/22, 12/20/22*	5.00	Quarterly	15.65	USD	100	(29,716)	(36,832)	7,116
Citibank, NA
Avis Budget Group, Inc., 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.49	USD	50	5,443	3,055	2,388
Credit Suisse International
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	29	(7,590)	(3,710)	(3,880)
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	69	(18,059)	(8,192)	(9,867)
International Game Technology, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	1.52	EUR	100	18,855	10,510	8,345
Deutsche Bank AG
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	75	(12,504)	(5,223)	(7,281)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	252	(42,012)	(18,015)	(23,997)
Goldman Sachs Bank USA
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	Quarterly	168.47	USD	35	(27,226)	322	(27,548)

58 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Altice Finco SA, 9.000%, 6/15/23, 6/20/22*	5.00%	Quarterly	2.27%	EUR	60	$8,731	$7,264	$1,467
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.54	USD	27	2,872	1,669	1,203
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	163	(42,637)	(30,443)	(12,194)

						$(63,399)	$(26,636)	$(36,763)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	466,000	LIBOR	Quarterly	USD	466	12/20/17	$3,868
iBoxx $ Liquid High Yield Index	282,000	LIBOR	Quarterly	USD	282	12/20/17	2,928
Citibank, NA
iBoxx $ Liquid High Yield Index	112,000	LIBOR	Quarterly	USD	112	12/20/17	1,569
iBoxx $ Liquid High Yield Index	113,000	LIBOR	Quarterly	USD	113	12/20/17	1,288
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	462,000	LIBOR	Quarterly	USD	462	12/20/17	4,761
iBoxx $ Liquid High Yield Index	462,000	LIBOR	Quarterly	USD	462	12/20/17	4,761

Pay Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	290,000	LIBOR	Quarterly	USD	290	12/20/17	(241)
iBoxx $ Liquid High Yield Index	440,000	LIBOR	Quarterly	USD	440	12/20/17	(774)
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	570,000	LIBOR	Quarterly	USD	570	12/20/17	(3,937)
iBoxx $ Liquid High Yield Index	570,000	LIBOR	Quarterly	USD	570	12/20/17	(5,248)

							$8,975

abfunds.com	AB HIGH YIELD PORTFOLIO | 59

PORTFOLIO OF INVESTMENTS (continued)

**	Amount less than 500 contracts.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	4/01/17	$11,821		$759		0.00%
Creditcorp 12.00%, 7/15/18	6/28/13	33,164		28,901		0.10%
Exide Technologies 11.00%, 4/30/22	5/24/17	36,432		36,622		0.13%
Exide Technologies 7.00%, 4/30/25	11/10/16	2,121		2,194		0.01%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	3/13/15	17,995		715		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	12/22/16	3,467		3,487		0.01%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	36,766		1		0.00%
Pacific Drilling SA 5.375%, 6/01/20	6/03/13	40,788		14,457		0.05%
Texas Competitive/TCEH 11.50%, 10/01/20	10/03/16	– 0	–	– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	5,510		618		0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	853		857		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	96,457		4,928		0.02%

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2017.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $10,648,708 or 37.6% of net assets.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Non-income producing security.

(h)	Defaulted.

(i)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260		$8,533		0.03%
CHC Group LLC/CHC Finance Ltd. Series AI, 10/01/20	3/10/17	43,972		91,238		0.32%
Exide Technologies	5/23/17	1,920		5,048		0.02%
Exide Technologies	4/30/15	969		2,012		0.01%
Momentive Performance Materials, Inc. 9.00%, 10/15/20	10/24/14	– 0	–	– 0	–	0.00%

60 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(j)	Convertible security.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2017.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(n)	Defaulted matured security.

(o)	Variable rate coupon, rate shown as of October 31, 2017.

(p)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2017.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

NZD – New Zealand Dollar

PEN – Peruvian Sol

RUB – Russian Ruble

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

RTP – Right To Pay

SPDR – Standard & Poor’s Depository Receipt

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 61

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value (cost $28,067,622)	$28,490,587
Cash collateral due from broker	71,325
Foreign currencies, at value (cost $145,078)	137,854
Interest receivable	403,123
Receivable for investment securities sold	116,267
Upfront premiums paid on credit default swaps	91,703
Unrealized appreciation on forward currency exchange contracts	62,521
Unrealized appreciation on credit default swaps	61,025
Unrealized appreciation on total return swaps	19,175
Due from custodian	10,626
Receivable due from Adviser	9,049
Receivable for variation margin on exchange traded swaps	1,569
Receivable for capital stock sold	468
Affiliated dividends receivable	150

Total assets	29,475,442

Liabilities
Due to custodian	172,677
Options written, at value (premiums received $5,198)	3,086
Swaptions written, at value (premiums received $2,177)	565
Payable for investment securities purchased and foreign currency transactions	233,232
Custody fee payable	175,944
Audit and tax fee payable	135,533
Upfront premiums received on credit default swaps	118,339
Unrealized depreciation on credit default swaps	97,788
Dividends payable	73,605
Unrealized depreciation on total return swaps	10,200
Payable for capital stock redeemed	9,518
Unrealized depreciation on forward currency exchange contracts	6,954
Transfer Agent fee payable	2,877
Director’s fees payable	2,486
Distribution fee payable	1,796
Payable for variation margin on futures	115
Accrued expenses	45,199

Total liabilities	1,089,914

Net Assets	$28,385,528

Composition of Net Assets
Capital stock, at par	$2,923
Additional paid-in capital	37,596,114
Distributions in excess of net investment income	(174,006)
Accumulated net realized loss on investment and foreign currency transactions	(9,505,189)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	465,686

$28,385,528

See notes to financial statements.

62 | AB HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,149,744	530,542	$9.71	*

C	$1,016,261	104,652	$9.71

Advisor	$4,184,967	430,986	$9.71

R	$33,671	3,468	$9.71

K	$9,729	1,002	$9.71

I	$17,492,197	1,801,360	$9.71

Z	$498,959	51,428	$9.70

*	The maximum offering price per share for Class A shares was $10.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 63

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest	$3,238,432
Dividends
Unaffiliated issuers	68,105
Affiliated issuers	9,670
Other income	4,122	$3,320,329

Expenses
Advisory fee (see Note B)	319,636
Distribution fee—Class A	9,762
Distribution fee—Class C	6,185
Distribution fee—Class R	246
Distribution fee—Class K	24
Transfer agency—Class A	7,233
Transfer agency—Class C	1,343
Transfer agency—Advisor Class	7,297
Transfer agency—Class R	99
Transfer agency—Class K	5
Transfer agency—Class I	3,466
Transfer agency—Class Z	6,248
Custodian	221,726
Audit and tax	154,640
Registration fees	99,161
Administrative	76,174
Legal	44,045
Printing	32,010
Directors’ fees	26,645
Miscellaneous	12,219

Total expenses before interest expense	1,028,164
Interest expense	1,227

Total expenses	1,029,391
Less: expenses waived and reimbursed by the Adviser (see Note B)	(604,002)

Net expenses		425,389

Net investment income		2,894,940

See notes to financial statements.

64 | AB HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$833,036
Forward currency exchange contracts	(37,809)
Futures	(203,192)
Options written	85,957
Swaps	(91,369)
Swaptions written	17,950
Foreign currency transactions	(98,804)
Net change in unrealized appreciation/depreciation of:
Investments	1,447,045
Forward currency exchange contracts	(116,266)
Futures	(16,109)
Options written	3,328
Swaps	267,172
Swaptions written	1,612
Foreign currency denominated assets and liabilities	2,014

Net gain on investment and foreign currency transactions	2,094,565

Contributions from Affiliates (see Note B)	92

Net Increase in Net Assets from Operations	$4,989,597

(a)	On April 16, 2017, the Portfolio redeemed securities in-kind with total proceeds in the amount of $63,292,270.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 65

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		Year Ended August 31, 2016
Increase in Net Assets from Operations
Net investment income	$2,894,940	$724,918		$13,704,381
Net realized gain (loss) on investment and foreign currency transactions	505,769	42,348		(23,901,121)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,588,796	65,248		14,488,760
Contributions from Affiliates (see Note B)	92	– 0	–	– 0	–

Net increase in net assets from operations	4,989,597	832,514		4,292,020
Dividends to Shareholders from
Net investment income
Class A	(162,805)	(7,490)		(4,614)
Class C	(21,960)	(1,328)		(736)
Advisor Class	(164,064)	(16,712)		(8,493)
Class R	(1,990)	(198)		(133)
Class K	(415)	(65)		(45)
Class I	(785,002)	(123,447)		(82,698)
Class Z	(1,422,780)	(487,477)		(17,643,339)
Tax return of capital
Class A	(16,992)	– 0	–	– 0	–
Class C	(2,292)	– 0	–	– 0	–
Advisor Class	(17,124)	– 0	–	– 0	–
Class R	(208)	– 0	–	– 0	–
Class K	(43)	– 0	–	– 0	–
Class I	(81,932)	– 0	–	– 0	–
Class Z	(148,497)	– 0	–	– 0	–
Capital Stock Transactions
Net decrease	(60,218,108)	(1,725,148)		(221,421,717)

Total decrease	(58,054,615)	(1,529,351)		(234,869,755)
Net Assets
Beginning of period	86,440,143	87,969,494		322,839,249

End of period (including distributions in excess of net investment income of ($174,006) and ($351,254) and undistributed net investment income of $942,963, respectively)	$28,385,528	$86,440,143		$87,969,494

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

See notes to financial statements.

66 | AB HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the Class Z shares financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Portfolio was subsequently changed to October 31. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. As of October 31, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and

abfunds.com	AB HIGH YIELD PORTFOLIO | 67

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price

68 | AB HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be

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verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$20,248,283	$267,823	(a)	$20,516,106
Corporates – Investment Grade		– 0	–	4,713,920	– 0	–	4,713,920
Bank Loans		– 0	–	464,834	114,007		578,841
Emerging Markets – Corporate Bonds		– 0	–	449,549	4,820		454,369

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Investments in Securities:	Level 1		Level 2		Level 3		Total
Common Stocks	$258,162		$63,658		$84,172	(a)	$405,992
Governments – Treasuries	– 0	–	404,830		– 0	–	404,830
Preferred Stocks	73,428		21,072		247,929		342,429
Emerging Markets – Treasuries	– 0	–	247,887		– 0	–	247,887
Collateralized Mortgage Obligations	– 0	–	247,708		– 0	–	247,708
Asset-Backed Securities	– 0	–	– 0	–	197,922		197,922
Local Governments – US Municipal Bonds	– 0	–	100,920		– 0	–	100,920
Quasi-Sovereigns	– 0	–	92,743		– 0	–	92,743
Collateralized Loan Obligations	– 0	–	– 0	–	72,080		72,080
Commercial Mortgage-Backed Securities	– 0	–	– 0	–	65,186		65,186
Emerging Markets – Sovereigns	– 0	–	27,537		– 0	–	27,537
Warrants	7,725		– 0	–	517	(a)	8,242
Options Purchased – Puts	– 0	–	6,474		– 0	–	6,474
Inflation-Linked Securities	– 0	–	4,864		– 0	–	4,864
Options Purchased – Calls	– 0	–	2,537		– 0	–	2,537

Total Investments in Securities	339,315		27,096,816		1,054,456		28,490,587
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	62,521		– 0	–	62,521
Centrally Cleared Credit Default Swaps	– 0	–	72,761		– 0	–	72,761	(c)
Centrally Cleared Interest Rate Swaps	– 0	–	96,931		– 0	–	96,931	(c)
Credit Default Swaps	– 0	–	129,996		– 0	–	129,996
Total Return Swaps	– 0	–	19,175		– 0	–	19,175
Liabilities:
Futures	(6,521)		– 0	–	– 0	–	(6,521	)(c)
Forward Currency Exchange Contracts	– 0	–	(6,954)		– 0	–	(6,954)
Put Options Written	– 0	–	(3,086)		– 0	–	(3,086)
Credit Default Swaptions Written	– 0	–	(565)		– 0	–	(565)
Centrally Cleared Credit Default Swaps	– 0	–	(90,594)		– 0	–	(90,594	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(9,762)		– 0	–	(9,762	)(c)
Credit Default Swaps	– 0	–	(193,395)		– 0	–	(193,395)
Total Return Swaps	– 0	–	(10,200)		– 0	–	(10,200)

Total(d)	$332,794		$27,163,644		$1,054,456		$28,550,894

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Bank Loans		Common Stocks(a)
Balance as of 10/31/16	$386,482		$195,482		$105,846
Accrued discounts/(premiums)	(7,690)		759		– 0	–
Realized gain (loss)	(195,982)		(221,513)		(41,290)
Change in unrealized appreciation/depreciation	66,519		237,050		(1,752)
Purchases/Payups	285,312		226,057		149,427
Sales/Paydowns	(474,629)		(323,828)		(130,967)
Transfers in to Level 3	207,811		– 0	–	2,908
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 10/31/17	$267,823		$114,007		$84,172

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$52,959		$(124)		$8,854

	Emerging Markets - Corporate Bonds		Preferred Stocks		Asset-Backed Securities
Balance as of 10/31/16	$3,739		$ – 0	–	$723,664
Accrued discounts/(premiums)	(982)		– 0	–	5,680
Realized gain (loss)	(50,080)		109,668		58,133
Change in unrealized appreciation/depreciation	(6,255)		51,029		(63,481)
Purchases/Payups	74,318		1,066,569		– 0	–
Sales/Paydowns	(15,920)		(979,337)		(526,074)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 10/31/17	$4,820		$247,929		$197,922

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$(6,255)		$51,029		$(63,481)

	Collateralized Loan Obligations		Commercial Mortgage- Backed Securities		Warrants(a)
Balance as of 10/31/16	$ – 0	–	$655,946		$55,217
Accrued discounts/(premiums)	147		189		– 0	–
Realized gain (loss)	204		(6,748)		8,886
Change in unrealized appreciation/depreciation	1,334		11,161		(19,740)
Purchases/Payups	242,500		– 0	–	– 0	–
Sales/Paydowns	(172,105)		(595,362)		(27,654)
Transfers in to Level 3	– 0	–	– 0	–	33
Transfers out of Level 3	– 0	–	– 0	–	(16,225)

Balance as of 10/31/17	$72,080		$65,186		$517

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$1,334		$20,923		$(19,740)

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Total
Balance as of 10/31/16	$2,126,376
Accrued discounts/(premiums)	(1,897)
Realized gain (loss)	(338,722)
Change in unrealized appreciation/depreciation	275,865
Purchases/Payups	2,044,183
Sales/Paydowns	(3,245,876)
Transfers in to Level 3	210,752
Transfers out of Level 3	(16,225)

Balance as of 10/31/17	$1,054,456 (c)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$45,499

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at October 31, 2017. Securities priced (i) by third party vendors or (ii) using prior transaction prices, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$8,890	Recovery Analysis	Collateral Value	$100.00 / NA
Common Stocks	$4,167	Market Approach	EBITDA* Projection EBITDA* Multiples	$25MM / NA 5.1X-7.1X / 6.1X
	$38,367	Market Approach	EBITDA* Projection EBITDA* Multiples	$96MM / NA 8.5X-9.5X / 9.0X

	$42,534

Preferred Stocks	$5,880	Market Approach	EBITDA* Projection EBITDA* Multiples	$22.8MM / NA 6.8X
	$44,048	Market Approach	EBITDA* Projection EBITDA* Multiples	$96.00MM / NA 8.5X-9.5X / 9.0X

	$49,928

Warrants	$517	Option Pricing Model	Exercise Price	$6.64 / NA

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in level yield cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in collateral

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value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment

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transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective January 1, 2017, the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Effective January 1, 2017, the Expense Caps were reduced from 1.05% to .95%, 1.80% to 1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95%, .80% to .70% and .80% to .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 were subject to repayment by the Portfolio until October 31, 2017; any fees waived and expenses borne by the Adviser from November 1, 2014 to July 14, 2015, are subject to repayment by the Portfolio until October 31, 2018; such waivers that are currently subject to repayment amount to $288,388. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2018. For the year ended October 31, 2017, such reimbursements/waivers amounted to $529,812.

During the year ended October 31, 2017, the Adviser reimbursed the Portfolio $92 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $76,174. For the year ended October 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $70,147.

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The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $19,214 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $804 from the sale of Class A shares and received $9 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $4,043.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)		Dividend Income (000)
Government Money Market Portfolio	$5,338	$41,897	$47,235	$	– 0 –	$10

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $14,042, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s

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average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $6,193, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$39,851,039	$33,159,475
U.S. government securities	315,482	487,243

Investment Transactions

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$28,077,394

Gross unrealized appreciation	$1,564,834
Gross unrealized depreciation	(1,090,800)

Net unrealized appreciation	$474,034

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase

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and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on

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effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At October 31, 2017, the maximum payments for written put options amounted to $2,964,500. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At October 31, 2017, the maximum payments for written put swaptions amounted to $1,587,000 with net unrealized appreciation/depreciation of $1,612, and a term of less than one year, as reflected in the portfolio of investments.

During the year ended October 31, 2017, the Portfolio held purchased options for hedging purposes. During the year ended October 31, 2017, the Portfolio held written options for hedging purposes. During the year ended October 31, 2017, the Portfolio held written swaptions for non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” The Portfolio may also enter into swaps for non-hedging purposes as a means of

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gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce

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its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of October 31, 2017, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $198,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to

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enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Portfolio held total return swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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During the year ended October 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$6,521	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	$35,867	*	Receivable/Payable for variation margin on exchange traded swaps	49,061	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	58,723	*	Receivable/Payable for variation margin on exchange traded swaps	27,055	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	62,521		Unrealized depreciation on forward currency exchange contracts	6,954

Equity contracts	Investments in securities, at value	9,011

Credit contracts				Swaptions written, at value	565

Equity contracts				Options written, at value	3,086

Credit contracts	Unrealized appreciation on credit default swaps	61,025		Unrealized depreciation on credit default swaps	97,788

Equity contracts	Unrealized appreciation on total return swaps	19,175		Unrealized depreciation on total return swaps	10,200

Total		$246,322			$201,230

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$ (180,926)	$ 18,223

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(22,266)	(34,332)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(37,809)	(116,266)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,883)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(9,908)	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(64,354)	(7,450)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(219,635)	(6,753)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$2,048	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	83,909		3,328

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	17,950		1,612

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	25,709		214,282

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(500,442)		51,426

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	383,364		1,464

Total		$(525,243)		$125,534

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$2,850,964	(a)
Average original value of sale contracts	$1,016,225
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,628,625
Average principal amount of sale contracts	$6,797,170
Purchased Options:
Average monthly cost	$43,101

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Options Written:
Average notional amount	$514,402
Swaptions Written:
Average notional amount	$4,146,286	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,189,308
Credit Default Swaps:
Average notional amount of buy contracts	$1,998,247
Average notional amount of sale contracts	$2,338,434
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$9,191,671
Average notional amount of sale contracts	$5,540,383
Total Return Swaps:
Average notional amount	$8,585,846

(a)	Positions were open for nine months during the year.

(b)	Positions were open for seven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$6,796	$(1,288)		$	– 0	–	$	– 0	–	$5,508
Barclays Bank PLC	14,975	(14,975)			– 0	–		– 0	–	– 0	–
Citibank, NA	19,368	(117)			– 0	–		– 0	–	19,251
Credit Suisse International	65,966	(25,710)			– 0	–		– 0	–	40,256
Deutsche Bank AG	57	(57)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	43,612	(43,612)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	9,592	– 0	–		– 0	–		– 0	–	9,592
Royal Bank of Scotland PLC	7,441	– 0	–		– 0	–		– 0	–	7,441

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Standard Chartered Bank	$1,556	$ – 0	–	$	– 0	–	$	– 0	–	$1,556
State Street Bank & Trust Co.	42,329	(5,791)			– 0	–		– 0	–	36,538

Total	$211,692	$(91,550)		$	– 0	–	$	– 0	–	$120,142	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$1,288	$(1,288)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	39,760	(14,975)			– 0	–		– 0	–	24,785
Citibank, NA	117	(117)			– 0	–		– 0	–	– 0	–
Credit Suisse International	25,710	(25,710)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	54,678	(57)			– 0	–		– 0	–	54,621
Goldman Sachs Bank USA/Goldman Sachs International	74,585	(43,612)			– 0	–		– 0	–	30,973
Morgan Stanley Capital Services LLC	9,185	– 0	–		– 0	–		– 0	–	9,185
State Street Bank & Trust Co.	5,791	(5,791)			– 0	–		– 0	–	– 0	–

Total	$211,114	$(91,550)		$	– 0	–	$	– 0	–	$119,564	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and

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do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2017, the Portfolio had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for

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example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2017, the Portfolio had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016		Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016

Class A(b)
Shares sold	620,290	39,040	106,432		$5,947,158	$368,413	$996,211

Shares issued in reinvestment of dividends	15,431	585	630		149,397	5,529	5,916

Shares redeemed	(230,551)	(20,179)	(1,136)		(2,216,354)	(191,313)	(10,687)

Net increase	405,170	19,446	105,926		$3,880,201	$182,629	$991,440

Class C(b)
Shares sold	72,483	18,904	19,881		$701,341	$179,153	$186,096

Shares issued in reinvestment of dividends	1,866	105	87		18,024	997	816

Shares redeemed	(8,568)	(106)	– 0	–	(82,849)	(995)	– 0	–

Net increase	65,781	18,903	19,968		$636,516	$179,155	$186,912

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	Shares						Amount
	Year Ended October 31, 2017		September 1, 2016 to October 31, 2016(a)		Year Ended August 31, 2016		Year Ended October 31, 2017			September 1, 2016 to October 31, 2016(a)			Year Ended August 31, 2016

Advisor Class(b)
Shares sold	416,754		73,845		217,581			$4,010,347			$699,053		$2,039,971

Shares issued in reinvestment of dividends	14,028		1,480		1,146			135,720			13,990		10,763

Shares redeemed	(288,688)		(4,951)		(209)			(2,762,280)			(46,563)		(1,957)

Net increase	142,094		70,374		218,518			$1,383,787			$666,480		$2,048,777

Class R(b)
Shares sold	3,868		59		3,196			$37,554			$560		$29,918

Shares issued in reinvestment of dividends	169		14		14			1,638			137		130

Shares redeemed	(3,852)		– 0	–	– 0	–		(37,236)			– 0	–	– 0	–

Net increase	185		73		3,210			$1,956			$697		$30,048

Class K(b)
Shares sold	2		– 0	–	1,000			$17		$	– 0	–	$9,364

Net increase	2		– 0	–	1,000			$17		$	– 0	–	$9,364

Class I(b)
Shares sold	12,323		– 0	–	1,790,331			$118,537		$	– 0	–	$16,762,629

Shares issued in reinvestment of dividends	396		– 0	–	– 0	–		3,837			– 0	–	– 0	–

Shares redeemed	(1,690)		– 0	–	– 0	–		(16,315)			– 0	–	– 0	–

Net increase	11,029		– 0	–	1,790,331			$106,059		$	– 0	–	$16,762,629

Class Z
Shares sold	53,745		– 0	–	247,023			$520,610		$	– 0	–	$2,284,326

Shares issued in reinvestment of dividends	143,778		51,603		1,887,844			1,376,188			487,381		17,643,285

Shares issued in connection with the Reorganization	– 0	–	– 0	–	7,289,875		$	– 0	–	$	– 0	–	$68,233,326

Shares redeemed	(7,041,947)		(342,633)		(34,787,674)			(68,123,442)			(3,241,490)		(329,611,824)

Net decrease	(6,844,424)		(291,030)		(25,362,932)			$(66,226,644)			$(2,754,109)		$(241,450,887)

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.
(b)	Inception date of July 26, 2016.

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, a shareholder of the Portfolio owned 61% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a

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NOTES TO FINANCIAL STATEMENTS (continued)

greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have

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NOTES TO FINANCIAL STATEMENTS (continued)

led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the year ended October 31, 2017, fiscal period ended October 31, 2016 and year ended August 31, 2016 were as follows:

	October 2017	October 2016		August 2016
Distributions paid from:
Ordinary income	$2,559,016	$636,717		$17,740,058

Total taxable distributions paid	2,559,016	636,717		17,740,058
Return of capital	267,088	– 0	–	– 0	–

Total distributions paid	$2,826,104	$636,717		$17,740,058

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(9,516,739	)(a)
Unrealized appreciation/(depreciation)	473,299	(b)

Total accumulated earnings/(deficit)	$(9,043,440	)(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $9,509,266. The Fund also had $12,466,893 of capital loss carryforwards expire during the fiscal year. As of October 31, 2017, the cumulative deferred loss on straddles was $7,473.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)	Other differences in book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Portfolio had a net short-term capital loss carryforward of $5,695,887 and a net long-term capital loss carryforward of $3,813,379, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, the tax treatment of proceeds from the sale of defaulted securities, the expiration of capital loss carryforwards, contributions from Affiliates, and the tax treatment of gains from a redemption-in-kind resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Merger and Reorganization

At a meeting held May 3-5, 2016, the Board, on behalf of the Portfolio, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Portfolio of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. The Portfolio’s fiscal year end changed to October 31, effective in 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting Survivor’s shares were transferred in exchange for the Portfolio’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Portfolio	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Accounting Survivor was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.46	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.25	.01		.07	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.71	.09		.12

Less: Dividends
Dividends from net investment income	(.42)	(.07)		(.04)
Tax return of capital	(.04)	– 0	–	– 0	–

Net asset value, end of period	$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	7.61%*‡	.90	%#	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,150	$1,186		$1,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.95%	1.03	%^	1.06	%^
Expenses, before waivers/reimbursements(g)(h)	2.64%	3.25	%^	2.71	%^
Net investment income(d)	4.82%	4.81	%^#	5.13	%^
Portfolio turnover rate	65%	9%		44%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.39	.06	#	.04
Net realized and unrealized gain on investment and foreign currency transactions	.24	.01		.08	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.63	.07		.12

Less: Dividends
Dividends from net investment income	(.34)	(.05)		(.04)
Tax return of capital	(.04)	– 0	–	– 0	–

Net asset value, end of period	$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	6.81%*‡	.78	%#	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,016	$368		$188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	1.71%	1.78	%^	1.81	%^
Expenses, before waivers/reimbursements(g)(h)	3.44%	4.29	%^	3.47	%^
Net investment income(d)	4.08%	4.15	%^#	4.36	%^
Portfolio turnover rate	65%	9%		44%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.49	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.24	.01		.08	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.73	.09		.13

Less: Dividends
Dividends from net investment income	(.43)	(.07)		(.05)
Tax return of capital	(.05)	– 0	–	– 0	–

Net asset value, end of period	$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	7.89%*‡	.94	%‡#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,185	$2,733		$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.71%	.78	%^	.81	%^
Expenses, before waivers/reimbursements(g)(h)	2.49%	3.18	%^	2.41	%^
Net investment income(d)	5.11%	4.90	%^#	5.30	%^
Portfolio turnover rate	65%	9%		44%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R	Class R
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.45	.07	#	.04
Net realized and unrealized gain on investment and foreign currency transactions	.23	.01		.08	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.68	.08		.12

Less: Dividends
Dividends from net investment income	(.39)	(.06)		(.04)
Tax return of capital	(.04)	– 0	–	– 0	–

Net asset value, end of period	$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	7.36%*‡	.86	%‡#	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34	$31		$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	1.21%	1.28	%^	1.30	%^
Expenses, before waivers/reimbursements(g)(h)	2.98%	3.14	%^	2.70	%^
Net investment income(d)	4.65%	4.48	%^#	4.80	%^
Portfolio turnover rate	65%	9%		44%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.47	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.24	.01		.07	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.71	.09		.12

Less: Dividends
Dividends from net investment income	(.42)	(.07)		(.04)
Tax return of capital	(.04)	– 0	–	– 0	–

Net asset value, end of period	$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	7.61%*‡	.91	%‡#	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$9		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.96%	1.03	%^	1.05	%^
Expenses, before waivers/reimbursements(g)(h)	2.41%	2.67	%^	2.38	%^
Net investment income(d)	4.87%	4.74	%^#	5.12	%^
Portfolio turnover rate	65%	9%		44%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.50	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.23	.01		.08	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.73	.09		.13

Less: Dividends
Dividends from net investment income	(.43)	(.07)		(.05)
Tax return of capital	(.05)	– 0	–	– 0	–

Net asset value, end of period	$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	7.89%*‡	.94	%‡#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,492	$16,936		$16,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.71%	.78	%^	.81	%^
Expenses, before waivers/reimbursements(g)(h)	2.14%	2.39	%^	2.06	%^
Net investment income(d)	5.14%	4.97	%^#	5.38	%^
Portfolio turnover rate	65%	9%		44%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		Year Ended August 31,
				2016		2015(i)		2014(i)		2013(i)

Net asset value, beginning of period	$ 9.45	$ 9.43		$ 9.87		$ 10.85		$ 10.33		$ 10.26

Income From Investment Operations
Net investment income(c)	.49 (d)	.08	(d)#	.60	(d)	.67		.72		.75
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	.01		(.04)		(.91	)†	.53	†	.18	†
Contributions from Affiliates	.00 (e)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.73	.09		.56		(.24)		1.25		.93

Less: Dividends
Dividends from net investment income	(.43)	(.07)		(1.00)		(.74)		(.73)		(.86)
Tax return of capital	(.05)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 9.70	$ 9.45		$ 9.43		$ 9.87		$ 10.85		$ 10.33

Total Return
Total investment return based on net asset value(f)	7.91%*‡	.94	%‡#	6.19	%*	(2.27	)%*	12.44%		9.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$499	$65,177		$67,780		$322,839		$364,934		$366,553
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.73%	.78	%^	.25%		.13%		.11%		.09%
Expenses, before waivers/reimbursements(g)(h)	1.41%	2.39	%^	.30%		.13%		.11%		.09%
Net investment income	5.12%	4.96	%(d)^#	6.41	%(d)	6.45%		6.68%		7.15%
Portfolio turnover rate	65%	9%		44%		51%		54%		63%

See footnote summary on pages 107-108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

(b)	Inception date.

(c)	Based on average shares outstanding.

(d)	Net of fees and expenses waived and reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)	Year Ended August 31,
			2016	2015	2014	2013
Class A
Net of waivers/reimbursements	.95%	N/A	1.05%
Before waivers/reimbursements	2.69%	N/A	2.70%
Class C
Net of waivers/reimbursements	1.70%	N/A	1.80%
Before waivers/reimbursements	3.49%	N/A	3.46%
Advisor Class
Net of waivers/reimbursements	.70%	N/A	.80%
Before waivers/reimbursements	2.54%	N/A	2.40%
Class R
Net of waivers/reimbursements	1.20%	N/A	1.30%
Before waivers/reimbursements	3.03%	N/A	2.70%
Class K
Net of waivers/reimbursements	.96%	N/A	1.05%
Before waivers/reimbursements	2.47%	N/A	2.38%
Class I
Net of waivers/reimbursements	.71%	N/A	.80%
Before waivers/reimbursements	2.19%	N/A	2.06%
Class Z
Net of waivers/reimbursements	.73%	N/A	.25%	N/A	N/A	.09%
Before waivers/reimbursements	1.47%	N/A	.29%	N/A	N/A	.09%

(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017 and year ended October 31, 2016, such waiver amounted to 0.01% and 0.02%, respectively, annualized for the Portfolio.

(i)	On the date of Reorganization, the accounting and performance history of the Accounting Survivor was retained as that of the Portfolio (see Note A). As a result, the per share table has been adjusted for the prior periods presented to reflect the transaction. The conversion ratio used was 1.00489316, as the Accounting Survivor’s NAV was $9.4058 while the Portfolio’s NAV was $9.36 on the date of Reorganization.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2017, August 31, 2016 and August 31, 2015 by 0.07%, 0.02% and 0.09%, respectively.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB High Yield Portfolio (the “Portfolio”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period September 1, 2016 to October 31, 2016 and the year ended August 31, 2016, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB High Yield Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period September 1, 2016 to October 31, 2016 and the year ended August 31,2016 and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2017. For corporate shareholders, 1.18% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 75.45% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2017, the Portfolio designates 1.27% as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) (2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,(3) Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(4), Vice President Ivan Rudolph-Shabinsky(4) , Vice President	Ashish C. Shah(4), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 57 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2014)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi- conductors) since 2007

John H. Dobkin,#,## 75 (2014)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,# 73 (2014)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.,# 85 (2014)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy,#,## 81 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin,# 69 (2014)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIP CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 65 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner,# 78 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Ivan Rudolph-Shabinsky 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Ashish C. Shah 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

Stephen M. Woetzel 46	Controller	Vice President of ABIS**, with which he has been associated since prior to 2012.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB 1-(800)227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB High Yield Portfolio (the “Portfolio”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material

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factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and

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any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund is for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an

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independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

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AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HY-0151-1017

OCT    10.31.17

ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 14, 2017

This report provides management’s discussion of fund performance for AB Income Fund for the annual reporting period ended October 31, 2017.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB INCOME FUND
Class A Shares	1.55%	5.17%
Class C Shares	1.17%	4.37%
Advisor Class Shares[1]	1.69%	5.44%
Bloomberg Barclays US Aggregate Bond Index	1.58%	0.90%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2017.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation contributed relative to the benchmark, primarily because of gains from the Fund’s allocation to agency risk-sharing transactions, an overweight in high-yield corporates and an underweight to agency mortgages. An underweight position in investment-grade corporates and an overweight in US Treasuries detracted. Security selections within high-yield and investment-grade corporates were positive. Currency allocation also contributed, as gains from a long Russian ruble position outweighed negative returns from a short in the British pound. Country selection (a result of bottom-up security analysis combined with fundamental research) was a small detractor, mostly because of an exposure to Turkey. Yield-curve positioning also detracted modestly in the period.

During the six-month period, Class A and C shares underperformed the benchmark, while Advisor Class shares outperformed, before sales charges. Country positioning detracted from relative performance, with

2 | AB INCOME FUND	abfunds.com

exposures to Canada and Turkey outweighing a beneficial allocation to Brazil. Yield-curve positioning also detracted, particularly an underweight on the long end of the curve, where yields fell. Security selection contributed to performance, mainly because of selections within high-yield corporates and asset-backed securities. Selections in commercial mortgage-backed securities detracted. Currency investments were positive, the result of long positions in the Norwegian krone and Swedish krona. Sector selection added to returns as well, helped by an exposure to collateralized mortgage obligations. An underweight in investment-grade corporates and an overweight in US Treasuries offset some of these gains.

During both periods, the Fund utilized derivatives in the form of futures to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. Interest rate swaps were used to hedge duration risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European

abfunds.com	AB INCOME FUND | 3

Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income

(continued on next page)

4 | AB INCOME FUND	abfunds.com

securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Mortgage-Backed and/or Other Asset-Backed Securities Risk: Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2007 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2007 to 10/31/2017) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			3.70%
1 Year	5.17%	0.69%
Since Inception[2]	5.47%	2.55%
CLASS C SHARES			3.11%
1 Year	4.37%	3.37%
Since Inception[2]	4.74%	4.74%
ADVISOR CLASS SHARES[3]			4.11%
1 Year	5.44%	5.44%
5 Years	4.03%	4.03%
10 Years	6.49%	6.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.25%, 2.03% and 0.86% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before April 22, 2018. Any fees waived and expense borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense reimbursement. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Inception date: 4/21/2016.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	0.79%
Since Inception[1]	2.95%
CLASS C SHARES
1 Year	3.44%
Since Inception[1]	5.33%
ADVISOR CLASS SHARES[2]
1 Year	5.52%
5 Years	4.24%
10 Years	6.74%

1	Inception date: 4/21/2016.

2	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

12 | AB INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,015.50	$5.18	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class C
Actual	$1,000	$1,011.70	$8.97	1.77%
Hypothetical**	$1,000	$1,016.28	$9.00	1.77%
Advisor Class
Actual	$1,000	$1,016.90	$3.97	0.78%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,033.7

1	All data are as of October 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.7% or less in the following types: Bank Loans, Collateralized Loan Obligations, Common Stocks, Inflation-Linked Securities, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

14 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2017 (unaudited)

1	All data are as of October 31, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Angola, Bahrain, Belarus, Cayman Islands, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Guatemala, Honduras, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Kenya, Lebanon, Luxembourg, Netherlands, New Zealand, Nigeria, Norway, Peru, Poland, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, United Kingdom, Uruguay and Zambia.

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 61.6%
Australia – 1.6%
Australia Government Bond Series 124 5.75%, 5/15/21(a)	AUD	36,630	$31,566,305

Belgium – 1.7%
Kingdom of Belgium Government Bond Series 72 2.60%, 6/22/24(a)	EUR	25,193	34,268,854

Chile – 1.4%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 2/28/21-3/01/26	CLP	17,560,000	27,965,097

France – 1.7%
French Republic Government Bond OAT 3.50%, 4/25/26(a)	EUR	23,748	34,908,298

Indonesia – 0.8%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	26,789,000	2,169,094
Series FR59 7.00%, 5/15/27		101,195,000	7,585,408
Series FR70 8.375%, 3/15/24		86,073,000	6,861,405

			16,615,907

Italy – 2.4%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22	EUR	13,764	16,617,070
3.75%, 5/01/21		24,140	31,597,845

			48,214,915

Mexico – 4.7%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	440,245	20,799,666
6.50%, 6/10/21		334,497	17,099,148
Series M 10 8.50%, 12/13/18		208,902	11,042,663
Series M 20 10.00%, 12/05/24		762,911	46,056,236

			94,997,713

Poland – 1.1%
Republic of Poland Government Bond Series 0922 5.75%, 9/23/22	PLN	51,575	16,145,889

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 1023 4.00%, 10/25/23	PLN	22,000	$6,395,560

			22,541,449

Russia – 1.3%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	170,867	2,952,598
Series 6212 7.05%, 1/19/28		149,874	2,486,350
Series 6217 7.50%, 8/18/21		1,244,076	21,367,346

			26,806,294

South Africa – 1.2%
Republic of South Africa Government Bond
Series 2023 7.75%, 2/28/23	ZAR	220,538	15,163,116
Series 2048 8.75%, 2/28/48		51,166	3,160,924
Series R186 10.50%, 12/21/26		89,830	6,891,787

			25,215,827

United States – 43.6%
U.S. Treasury Bonds 3.125%, 8/15/44(b)	U.S.$	40,188	42,260,194
6.25%, 5/15/30(b)		119,000	168,087,500
6.375%, 8/15/27(b)(c)		86,284	116,806,965
6.50%, 11/15/26		12,276	16,469,021
7.125%, 2/15/23		10,600	13,289,750
8.00%, 11/15/21(b)(c)		122,400	151,508,250
8.125%, 8/15/21(b)		44,158	54,286,741
8.75%, 8/15/20		19,350	23,065,805
U.S. Treasury Notes 1.50%, 8/15/20		23,356	23,224,622
1.75%, 12/31/20		54,190	54,138,997
2.00%, 10/31/21(b)		52,292	52,504,838
2.125%, 8/31/20(b)(c)		40,000	40,449,899
2.25%, 2/15/27		17,000	16,837,969
2.375%, 12/31/20		10,056	10,239,836
3.125%, 5/15/21(b)(c)		57,725	60,304,586
3.50%, 5/15/20(c)		5,011	5,238,061
3.625%, 2/15/21(c)(d)		36,605	38,755,544

			887,468,578

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	37,222	1,276,251

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.875%, 6/20/22(a)	UYU	20,752	$755,393

			2,031,644

Total Governments – Treasuries (cost $1,249,903,721)			1,252,600,881

CORPORATES – NON-INVESTMENT GRADE – 14.9%
Industrial – 11.5%
Basic – 1.5%
ArcelorMittal
7.25%, 3/01/41	U.S.$	1,000	1,226,980
7.50%, 10/15/39		1,846	2,304,879
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		1,728	1,805,674
CF Industries, Inc. 4.95%, 6/01/43		492	450,269
5.375%, 3/15/44		371	356,290
ERP Iron Ore, LLC 9.039%, 12/31/19(e)(f)(g)(h)		210	210,467
Freeport-McMoRan, Inc. 5.45%, 3/15/43		1,908	1,799,835
6.875%, 2/15/23		2,558	2,796,047
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		2,275	2,563,857
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(g)(i)(j)(k)		1,407	14
Multi-Color Corp. 4.875%, 11/01/25(a)		1,587	1,600,823
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		348	358,924
Novelis Corp. 5.875%, 9/30/26(a)		420	433,377
Peabody Energy Corp. 6.00%, 3/31/22(a)		2,305	2,380,673
Plastipak Holdings, Inc. 6.25%, 10/15/25(a)		1,140	1,162,686
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		2,554	2,653,555
Sealed Air Corp. 6.875%, 7/15/33(a)		2,246	2,627,820
SPCM SA 4.875%, 9/15/25(a)		913	940,143
Steel Dynamics, Inc. 4.125%, 9/15/25(a)		1,820	1,830,884

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Teck Resources Ltd. 6.25%, 7/15/41	U.S.$	786	$896,629
8.50%, 6/01/24(a)		151	172,889
Valvoline, Inc. 4.375%, 8/15/25(a)		1,237	1,247,440
5.50%, 7/15/24(a)		381	404,439

			30,224,594

Capital Goods – 0.8%
Apex Tool Group LLC 7.00%, 2/01/21(a)		975	921,238
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.75%, 3/15/24(a)	EUR	5,143	6,182,587
Bombardier, Inc. 5.75%, 3/15/22(a)	U.S.$	3,124	3,102,788
6.00%, 10/15/22(a)		124	122,378
8.75%, 12/01/21(a)		552	613,968
Exide Technologies 11.00% (11.00% Cash or 7.00% PIK), 4/30/22(g)(h)(i)		3,099	2,633,919
TransDigm, Inc. 6.375%, 6/15/26		847	861,822
6.50%, 7/15/24		1,989	2,051,097

			16,489,797

Communications - Media – 1.4%
Altice Financing SA 7.50%, 5/15/26(a)		2,600	2,856,126
Altice Luxembourg SA 7.75%, 5/15/22(a)		817	865,260
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(a)		869	862,439
5.50%, 5/01/26(a)		1,722	1,765,653
CSC Holdings LLC 6.625%, 10/15/25(a)		268	293,519
10.875%, 10/15/25(a)		709	870,489
DISH DBS Corp. 7.75%, 7/01/26		4,125	4,516,133
iHeartCommunications, Inc. 9.00%, 12/15/19-3/01/21		2,205	1,607,748
Netflix, Inc. 4.875%, 4/15/28(a)		2,197	2,186,169
SFR Group SA 6.25%, 5/15/24(a)		766	804,384
7.375%, 5/01/26(a)		4,500	4,841,640
TEGNA, Inc. 6.375%, 10/15/23		1,495	1,589,977

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgin Media Finance PLC 5.25%, 2/15/22	U.S.$	2,246	$2,182,101
6.00%, 10/15/24(a)		503	529,634
Ziggo Bond Finance BV 6.00%, 1/15/27(a)		3,000	3,059,700

			28,830,972

Communications - Telecommunications – 1.0%
C&W Senior Financing Designated Activity Co. 6.875%, 9/15/27(a)		1,247	1,303,252
Frontier Communications Corp. 8.75%, 4/15/22		919	757,219
10.50%, 9/15/22		510	445,740
Hughes Satellite Systems Corp. 6.625%, 8/01/26		810	854,971
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,625	1,561,008
9.50%, 9/30/22(a)		700	822,752
Qwest Corp. 6.875%, 9/15/33		1,275	1,256,857
Sprint Corp. 7.625%, 2/15/25		2,424	2,654,474
Wind Tre SpA 5.00%, 1/20/26		3,845	3,868,685
Series X 5.00%, 1/20/26(a)		3,845	3,859,419
Windstream Services LLC 7.75%, 10/01/21		1,400	1,063,132
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		429	452,372
6.375%, 5/15/25		1,495	1,610,907

			20,510,788

Consumer Cyclical - Automotive – 0.3%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		609	625,632
Allison Transmission, Inc. 4.75%, 10/01/27(a)		1,578	1,593,054
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		1,714	1,874,790
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		905	938,060
Exide Technologies 7.00%, 4/30/25(g)(h)(i)(l)		184	111,453
Series AI 7.00%, 4/30/25(e)(g)(h)(l)		2,596	1,570,299

			6,713,288

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 5.875%, 10/15/27(a)	U.S.$	1,121	$1,115,720
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		3,649	3,987,627
10.50%, 7/15/24(a)		649	722,532
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(a)		697	726,678
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		688	670,436
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(a)		1,008	1,076,907

			8,299,900

Consumer Cyclical - Restaurants – 0.0%
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(a)	GBP	496	667,320

Consumer Cyclical - Retailers – 0.3%
FirstCash, Inc. 5.375%, 6/01/24(a)	U.S.$	271	283,572
L Brands, Inc. 6.875%, 11/01/35		2,540	2,521,864
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		852	502,680
Penske Automotive Group, Inc. 5.75%, 10/01/22		1,350	1,392,053
PetSmart, Inc. 7.125%, 3/15/23(a)		1,842	1,409,093
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		853	845,937

			6,955,199

Consumer Non-Cyclical – 1.2%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		1,414	1,371,156
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(h)		817	260,279
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26(a)		713	723,667
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		3,246	2,362,893
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		1,521	1,232,831

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(a)	U.S.$	1,170	$942,786
Envision Healthcare Corp. 5.125%, 7/01/22(a)		1,500	1,520,775
6.25%, 12/01/24(a)		1,322	1,387,598
HCA, Inc. 4.50%, 2/15/27		313	315,626
5.25%, 6/15/26		548	582,836
5.875%, 2/15/26		825	867,149
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		1,190	1,069,548
5.625%, 10/15/23(a)		118	110,376
5.75%, 8/01/22(a)		1,334	1,303,438
Post Holdings, Inc. 5.00%, 8/15/26(a)		2,004	2,014,942
Tenet Healthcare Corp. 5.125%, 5/01/25(a)		1,642	1,595,154
7.50%, 1/01/22(a)		396	417,669
8.125%, 4/01/22		1,359	1,365,251
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)	EUR	1,800	1,775,804
5.375%, 3/15/20(a)	U.S.$	494	485,395
6.125%, 4/15/25(a)		892	749,280
6.50%, 3/15/22(a)		740	784,437

			23,238,890

Energy – 2.0%
Berry Petroleum Co. LLC 6.375%, 9/15/22(e)(f)(g)(k)		1,904	– 0	–
Bill Barrett Corp. 7.00%, 10/15/22		807	785,857
California Resources Corp. 8.00%, 12/15/22(a)		2,860	1,887,600
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		865	879,030
Cheniere Energy Partners LP 5.25%, 10/01/25(a)		1,669	1,718,185
Cheniere Energy, Inc. 4.875%, 5/28/21(a)(g)(h)(l)		1,657	1,615,940
Chesapeake Energy Corp. 6.125%, 2/15/21		1,300	1,312,948
6.625%, 8/15/20		1,345	1,388,861
Denbury Resources, Inc. 4.625%, 7/15/23		332	189,655
5.50%, 5/01/22		1,049	655,625
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		1,482	1,585,147

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer Equity LP 4.25%, 3/15/23	U.S.$	2,400	$2,441,424
7.50%, 10/15/20		1,130	1,271,713
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, 5/01/20		1,394	1,171,420
Golden Energy Offshore Services AS 5.00%, 12/31/17(g)(i)	NOK	14,977	825,106
Gulfport Energy Corp. 6.00%, 10/15/24	U.S.$	280	281,324
6.375%, 5/15/25		1,493	1,509,274
6.375%, 1/15/26(a)		1,501	1,518,442
Murphy Oil Corp. 6.875%, 8/15/24		1,379	1,484,107
Murphy Oil USA, Inc. 5.625%, 5/01/27		67	71,413
Nabors Industries, Inc. 5.50%, 1/15/23(b)		845	811,656
Oasis Petroleum, Inc. 6.875%, 3/15/22		2,000	2,052,060
QEP Resources, Inc. 5.25%, 5/01/23		746	735,153
Range Resources Corp. 5.00%, 8/15/22-3/15/23		1,377	1,367,266
Rowan Cos., Inc. 5.40%, 12/01/42		436	330,366
SandRidge Energy, Inc. 7.50%, 2/15/23(e)(f)(g)(k)		1,259	– 0	–
SemGroup Corp. 6.375%, 3/15/25(a)		1,021	1,007,799
7.25%, 3/15/26(a)		882	899,534
SM Energy Co. 6.50%, 11/15/21-1/01/23		1,759	1,786,762
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		720	777,881
Transocean, Inc. 7.50%, 1/15/26(a)		1,061	1,093,498
9.00%, 7/15/23(a)		2,375	2,582,765
Vantage Drilling International 7.125%, 4/01/23(e)(f)(g)(k)		3,068	– 0	–
10.00%, 12/31/20(g)(i)		77	75,460
10.00%, 12/31/20(e)(g)		91	89,180
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		1,858	1,816,529
Weatherford International Ltd. 5.875%, 7/01/21(l)		338	340,958
7.75%, 6/15/21		650	670,339

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.875%, 2/15/24	U.S.$	1,346	$1,440,045
Whiting Petroleum Corp. 5.00%, 3/15/19		165	166,252
WPX Energy, Inc. 8.25%, 8/01/23		250	282,040

			40,918,614

Other Industrial – 0.6%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		2,669	2,783,020
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		1,100	1,123,848
H&E Equipment Services, Inc. 5.625%, 9/01/25(a)		635	669,804
Laureate Education, Inc. 8.25%, 5/01/25(a)		2,096	2,247,981
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	4,276	5,955,347

			12,780,000

Services – 0.5%
APX Group, Inc. 6.375%, 12/01/19	U.S.$	1,171	1,190,977
8.75%, 12/01/20		1,785	1,828,608
Carlson Travel, Inc. 6.75%, 12/15/23(a)		837	827,048
Gartner, Inc. 5.125%, 4/01/25(a)		419	442,137
GEO Group, Inc. (The) 5.875%, 1/15/22		760	785,377
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		485	502,048
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		2,786	3,087,250
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(b)		692	637,643

			9,301,088

Technology – 0.7%
Avaya, Inc. 7.00%, 4/01/19(a)(g)(j)(k)		1,985	1,664,919
10.50%, 3/01/21(a)(g)(j)(k)		720	43,200
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		2,100	2,154,852
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		1,573	1,860,812

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Data Corp. 5.375%, 8/15/23(a)	U.S.$	1,550	$1,616,185
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(h)		2,340	2,403,203
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		1,500	1,707,075
Symantec Corp. 5.00%, 4/15/25(a)		573	598,756
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		1,307	1,393,602

			13,442,604

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		1,121	1,102,638
5.50%, 4/01/23		1,300	1,304,433
Hertz Corp. (The) 5.50%, 10/15/24(a)		1,478	1,334,708
5.875%, 10/15/20		524	520,798
7.625%, 6/01/22(a)		819	851,940
Loxam SAS 6.00%, 4/15/25(a)	EUR	4,855	6,192,602
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	1,302	1,395,249
5.875%, 9/15/26		812	884,901
XPO CNW, Inc. 6.70%, 5/01/34		2,134	2,123,757
XPO Logistics, Inc. 6.125%, 9/01/23(a)		845	890,546

			16,601,572

			234,974,626

Financial Institutions – 3.0%
Banking – 2.5%
ABN AMRO Bank NV 5.75%, 9/22/20(a)(m)	EUR	3,200	4,130,836
Banco Bilbao Vizcaya Argentaria SA 8.875%, 4/14/21(a)(m)		3,000	4,198,001
Banco Santander SA 6.25%, 9/11/21(a)(m)		1,900	2,418,268
6.75%, 4/25/22(a)(m)	U.S.$	600	799,154
Barclays Bank PLC 6.86%, 6/15/32(a)(m)		656	794,206
Barclays PLC 7.25%, 3/15/23(a)(m)	GBP	1,350	1,965,848
8.00%, 12/15/20(m)	EUR	2,000	2,702,451

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.95%, 1/30/23(m)	U.S.$	2,055	$2,241,717
Credit Agricole SA 6.50%, 6/23/21(a)(m)	EUR	4,806	6,479,994
8.125%, 12/23/25(a)(m)	U.S.$	2,233	2,683,128
Credit Suisse Group AG 6.25%, 12/18/24(a)(m)		640	700,000
7.50%, 12/11/23(a)(m)		1,428	1,661,692
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(m)		3,368	3,367,394
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		1,262	1,292,780
Series E 3.928%, 9/15/26(a)	EUR	246	318,111
Lloyds Banking Group PLC 7.50%, 6/27/24(m)	U.S.$	1,108	1,273,391
Macquarie Bank Ltd./London 6.125%, 3/08/27(a)(m)		200	209,892
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(a)(m)(n)	EUR	150	169,977
6.10%, 6/10/23	U.S.$	1,819	2,025,675
Series U 3.655% (LIBOR 3 Month + 2.32%), 9/30/27(m)(n)		2,900	2,815,929
Societe Generale SA 8.00%, 9/29/25(a)(m)		2,015	2,350,538
Series E 8.25%, 11/29/18(a)(m)		1,824	1,931,962
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(a)(m)(n)		300	260,421
7.50%, 4/02/22(a)(m)		1,278	1,401,902
7.75%, 4/02/23(a)(m)		265	293,872
SunTrust Banks, Inc. Series G 5.05%, 6/15/22(m)		838	859,185
UBS Group AG 7.125%, 8/10/21(a)(m)		1,863	2,046,673

			51,392,997

Finance – 0.3%
Enova International, Inc. 8.50%, 9/01/24(a)		3,178	3,212,164
goeasy Ltd. 7.875%, 11/01/22(a)		844	863,243

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navient Corp. 6.50%, 6/15/22	U.S.$	2,067	$2,196,684
8.00%, 3/25/20		422	465,609

			6,737,700

Other Finance – 0.1%
Creditcorp 12.00%, 7/15/18(i)		1,199	1,043,130
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(a)		118	122,651

			1,165,781

REITS – 0.1%
Iron Mountain, Inc. 4.875%, 9/15/27(a)		736	746,356
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		339	347,651
SBA Communications Corp. 4.00%, 10/01/22(a)		824	835,223

			1,929,230

			61,225,708

Utility – 0.4%
Electric – 0.4%
Calpine Corp. 5.375%, 1/15/23		662	643,537
5.75%, 1/15/25		1,160	1,100,457
Dynegy, Inc. 7.375%, 11/01/22		2,179	2,339,396
NRG Energy, Inc. 6.625%, 1/15/27		1,801	1,924,333
Talen Energy Supply LLC 4.60%, 12/15/21		965	882,338
6.50%, 6/01/25		540	469,676

			7,359,737

Natural Gas – 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		214	213,730

			7,573,467

Total Corporates – Non-Investment Grade (cost $302,917,084)			303,773,801

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 6.3%
Argentina – 1.7%
Argentina POM Politica Monetaria Series POM 26.25% (ARPP7DRR), 6/21/20(n)	ARS	309,074	$18,760,898
Argentine Bonos del Tesoro 15.50%, 10/17/26		48,330	2,850,603
16.00%, 10/17/23		75,139	4,279,958
18.20%, 10/03/21		103,390	5,977,337
21.20%, 9/19/18		35,317	1,961,289

			33,830,085

Brazil – 2.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/25	BRL	174,642	54,549,849

Dominican Republic – 0.2%
Dominican Republic International Bond 16.95%, 2/04/22(a)	DOP	149,900	3,986,747

Nigeria – 0.1%
Nigeria Government Bond Series 5YR 14.50%, 7/15/21	NGN	695,000	1,897,684

Sri Lanka – 0.3%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	444,000	2,871,560
Series A 11.50%, 5/15/23		644,000	4,398,995

			7,270,555

Turkey – 1.3%
Turkey Government Bond 10.60%, 2/11/26	TRY	23,586	5,906,497
11.00%, 2/24/27		82,608	21,128,036

			27,034,533

Total Emerging Markets – Treasuries (cost $134,063,650)			128,569,453

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.0%
Risk Share Floating Rate – 4.7%
Bellemeade Re Ltd. Series 2017-1, Class M1 2.738% (LIBOR 1 Month + 1.70%), 10/25/27(a)(g)(n)	U.S.$	5,300	5,300,000

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes Series 2017-DNA3, Class B1 5.688% (LIBOR 1 Month + 4.45%), 3/25/30(n)	U.S.$	4,550	$4,701,665
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.388% (LIBOR 1 Month + 7.15%), 7/25/23(n)		3,250	3,958,746
Series 2013-DN2, Class M2 5.488% (LIBOR 1 Month + 4.25%), 11/25/23(n)		5,605	6,181,349
Series 2014-DN1, Class M3 5.738% (LIBOR 1 Month + 4.50%), 2/25/24(n)		4,455	5,139,156
Series 2014-DN2, Class M3 4.838% (LIBOR 1 Month + 3.60%), 4/25/24(n)		4,170	4,592,569
Series 2014-DN3, Class M3 5.238% (LIBOR 1 Month + 4.00%), 8/25/24(n)		4,877	5,247,846
Series 2014-DN4, Class M3 5.788% (LIBOR 1 Month + 4.55%), 10/25/24(n)		643	700,487
Series 2014-HQ2, Class M3 4.988% (LIBOR 1 Month + 3.75%), 9/25/24(n)		1,010	1,136,043
Series 2015-DN1, Class B 12.738% (LIBOR 1 Month + 11.50%), 1/25/25(n)		2,632	3,813,819
Series 2015-DNA2, Class B 8.788% (LIBOR 1 Month + 7.55%), 12/25/27(n)		1,497	1,813,132
Series 2015-DNA2, Class M2 3.838% (LIBOR 1 Month + 2.60%), 12/25/27(n)		2,939	2,998,632
Series 2015-HQA1, Class B 10.038% (LIBOR 1 Month + 8.80%), 3/25/28(n)		1,588	1,904,343
Series 2016-DNA2, Class M3 5.888% (LIBOR 1 Month + 4.65%), 10/25/28(n)		6,000	6,799,319
Series 2017-DNA2, Class B1 6.388% (LIBOR 1 Month + 5.15%), 10/25/29(n)		1,650	1,780,990

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA2, Class M2 4.688% (LIBOR 1 Month + 3.45%), 10/25/29(n)	U.S.$	1,168	$1,238,332
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.638% (LIBOR 1 Month + 4.40%), 1/25/24(n)		1,606	1,806,955
Series 2014-C04, Class 1M2 6.138% (LIBOR 1 Month + 4.90%), 11/25/24(n)		5,736	6,508,827
Series 2015-C01, Class 1M2 5.538% (LIBOR 1 Month + 4.30%), 2/25/25(n)		3,596	3,863,685
Series 2015-C02, Class 2M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(n)		763	806,812
Series 2015-C03, Class 1M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(n)		1,089	1,203,127
Series 2015-C03, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(n)		2,554	2,791,582
Series 2016-C05, Class 2B 11.988% (LIBOR 1 Month + 10.75%), 1/25/29(n)		2,749	3,455,249
Series 2016-C05, Class 2M2 5.688% (LIBOR 1 Month + 4.45%), 1/25/29(n)		5,000	5,503,974
Series 2016-C07, Class 2B 10.738% (LIBOR 1 Month + 9.50%), 5/25/29(n)		1,193	1,415,180
Series 2017-C01, Class 1B1 6.988% (LIBOR 1 Month + 5.75%), 7/25/29(n)		4,300	4,855,642
Series 2017-C02, Class 2M2 4.888% (LIBOR 1 Month + 3.65%), 9/25/29(n)		709	755,158
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.488% (LIBOR 1 Month + 4.25%), 11/25/24(i)(n)		1,723	1,877,648
Series 2015-CH1, Class M2 6.738% (LIBOR 1 Month + 5.50%), 10/25/25(a)(n)		2,225	2,512,331

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.488% (LIBOR 1 Month + 5.25%), 11/25/25(i)(n)	U.S.$	934	$1,059,507

			95,722,105

Non-Agency Fixed Rate – 0.9%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		164	146,581
Series 2006-19CB, Class A24 6.00%, 8/25/36		105	93,844
Series 2006-24CB, Class A15 5.75%, 6/25/36		1,638	1,380,451
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,327	1,095,890
Series 2007-13, Class A2 6.00%, 6/25/47		2,054	1,766,220
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.876%, 4/26/37(a)		729	565,621
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		1,219	996,871
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		2,601	2,480,023
Series 2007-AR4, Class 1A1A 3.356%, 3/25/37		346	334,620
Series 2010-3, Class 2A2 6.00%, 8/25/37(a)		622	539,352
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		1,029	893,874
Series 2007-16, Class A1 6.50%, 10/25/37		1,005	879,435
Series 2007-HY4, Class 1A1 3.50%, 9/25/47		569	531,281
Credit Suisse Mortgage Trust Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		906	922,133
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		688	573,649
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		642	579,656

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)	U.S.$	1,805	$1,558,241
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.66%, 12/28/37		2,612	2,528,923

			17,866,665

Agency Fixed Rate – 0.4%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(o)		8,808	830,006
Government National Mortgage Association Series 2016-124, Class IO 4.00%, 9/20/46(o)		41,006	7,677,447

			8,507,453

Non-Agency Floating Rate – 0.0%
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		178	144,272
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.488% (LIBOR 1 Month + 0.25%), 4/25/37(n)		625	357,222
Lehman XS Trust Series 2007-10H, Class 2AIO 5.765% (7.00% – LIBOR 1 Month), 7/25/37(n)(p)		704	126,956

			628,450

Total Collateralized Mortgage Obligations (cost $116,029,827)			122,724,673

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 4.6%
Canada – 4.6%
Province of Alberta Canada 3.40%, 12/01/23	CAD	16,314	13,451,810
Province of British Columbia Canada Series T 9.00%, 8/23/24		11,254	12,365,268
Province of Manitoba Canada 7.75%, 12/22/25		15,924	16,959,720
Province of Ontario Canada 9.50%, 6/02/25		11,092	12,814,050

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Province of Quebec Canada 8.50%, 4/01/26	CAD	19,724	$22,083,817
Province of Saskatchewan Canada 3.20%, 6/03/24		19,693	16,098,772

Total Local Governments – Provincial Bonds (cost $93,658,259)			93,773,437

CORPORATES – INVESTMENT GRADE – 3.7%
Financial Institutions – 2.2%
Banking – 0.5%
BNP Paribas SA 7.625%, 3/30/21(a)(m)	U.S.$	1,310	1,468,851
Cooperatieve Rabobank UA 6.625%, 6/29/21(a)(m)	EUR	1,000	1,354,137
11.00%, 6/30/19(a)(m)	U.S.$	1,061	1,204,596
HSBC Holdings PLC 4.75%, 7/04/29(a)(m)	EUR	896	1,131,397
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(m)	U.S.$	2,998	3,458,852
Santander Holdings USA, Inc. 4.40%, 7/13/27(a)		2,686	2,766,822

			11,384,655

Insurance – 1.7%
ACE Capital Trust II 9.70%, 4/01/30		750	1,132,200
AIG Life Holdings, Inc. 8.125%, 3/15/46(a)		509	715,145
American International Group, Inc. 8.175%, 5/15/58		2,525	3,441,626
Assicurazioni Generali SpA Series E 7.75%, 12/12/42(a)	EUR	2,700	4,068,965
CNP Assurances 4.50%, 6/10/47(a)		1,000	1,351,225
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26	U.S.$	5,000	6,205,700
Great-West Life & Annuity Insurance Capital LP II 3.852% (LIBOR 3 Month + 2.54%), 5/16/46(a)(n)		2,707	2,693,032
Groupama SA 6.00%, 1/23/27	EUR	3,100	4,572,291

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. (The) Series ICON 3.44% (LIBOR 3 Month + 2.13%), 2/12/47(a)(n)	U.S.$	3,275	$3,142,428
MetLife, Inc. 6.40%, 12/15/36		2,033	2,344,130
Prudential Financial, Inc. 5.875%, 9/15/42		1,180	1,302,272
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,878,047

			33,847,061

			45,231,716

Industrial – 1.3%
Basic – 0.3%
Anglo American Capital PLC 4.75%, 4/10/27(a)		655	692,040
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,370,935
GTL Trade Finance, Inc. 5.893%, 4/29/24(a)		2,711	2,929,642
7.25%, 4/16/44(a)		274	300,112
Minsur SA 6.25%, 2/07/24(a)		285	316,350

			5,609,079

Capital Goods – 0.1%
CNH Industrial Capital LLC 4.875%, 4/01/21		119	126,906
General Electric Co. Series D 5.00%, 1/21/21(m)		1,203	1,254,308

			1,381,214

Communications - Media – 0.0%
Myriad International Holdings BV 5.50%, 7/21/25(a)		683	741,055

Communications - Telecommunications – 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)		1,215	1,231,159

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		6,159	5,789,460

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22	U.S.$	1,586	$1,688,059
Ecopetrol SA 5.875%, 9/18/23		716	807,290
Hess Corp. 7.30%, 8/15/31		1,598	1,927,108
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		1,073	1,379,471

			5,801,928

Technology – 0.2%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45		336	357,844
VMware, Inc. 2.95%, 8/21/22		3,140	3,150,142
Xerox Corp. 3.625%, 3/15/23		1,714	1,691,735

			5,199,721

			25,753,616

Utility – 0.2%
Electric – 0.2%
ComEd Financing III 6.35%, 3/15/33		3,462	3,785,143

Total Corporates – Investment Grade (cost $68,158,637)			74,770,475

EMERGING MARKETS – SOVEREIGNS – 2.9%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(a)		2,615	2,843,812

Argentina – 0.6%
Argentine Republic Government International Bond 6.875%, 4/22/21-1/26/27		9,843	10,735,971
7.50%, 4/22/26		870	983,100

			11,719,071

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(a)		1,709	1,703,121
7.00%, 10/12/28(a)		1,288	1,321,810

			3,024,931

Belarus – 0.0%
Republic of Belarus International Bond 6.875%, 2/28/23(a)		275	292,589

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.2%
Dominican Republic International Bond 5.95%, 1/25/27(a)	U.S.$	1,213	$1,303,975
7.45%, 4/30/44(a)		1,873	2,221,846

			3,525,821

Ecuador – 0.3%
Ecuador Government International Bond 8.875%, 10/23/27(a)		4,000	4,084,120
9.65%, 12/13/26(a)		734	790,885
10.50%, 3/24/20(a)		1,974	2,141,790

			7,016,795

Egypt – 0.4%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon, 1/25/18(a)	EGP	49,911	2,716,912
Egypt Government International Bond 6.125%, 1/31/22(a)	U.S.$	4,666	4,870,138

			7,587,050

El Salvador – 0.1%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,427	1,480,513

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(a)		1,555	1,675,513

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(a)		2,440	2,531,500

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		1,252	1,287,995

Lebanon – 0.1%
Lebanon Government International Bond 8.25%, 4/12/21(a)		2,500	2,650,000

Nigeria – 0.1%
Nigeria Government International Bond 5.625%, 6/27/22		248	254,820
6.75%, 1/28/21(a)		501	532,939
7.875%, 2/16/32(a)		426	467,002

			1,254,761

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(a)	U.S.$	608	$628,940
8.75%, 5/13/21(a)		864	1,000,080

			1,629,020

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.125%, 6/03/25(a)		2,000	2,134,520
6.20%, 5/11/27(a)		685	726,634

			2,861,154

Turkey – 0.3%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		4,597	4,249,287
6.00%, 3/25/27		1,761	1,855,654

			6,104,941

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		1,553	1,661,710

Total Emerging Markets – Sovereigns (cost $56,206,346)			59,147,176

ASSET-BACKED SECURITIES – 2.6%
Autos - Fixed Rate – 1.5%
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		2,500	2,676,825
Series 2017-C, Class E 5.72%, 9/16/24(a)		1,400	1,432,965
CPS Auto Trust Series 2016-D, Class E 6.86%, 4/15/24(a)		3,000	3,165,350
Series 2017-A, Class E 7.07%, 4/15/24(a)		3,500	3,607,395
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		1,220	1,287,296
Series 2016-3A, Class D 6.40%, 7/17/23(a)		1,090	1,119,865
Series 2017-1A, Class D 6.20%, 11/15/23(a)		2,000	2,062,763
Series 2017-3A, Class D
5.28%, 10/15/24(a)		4,370	4,351,663
Flagship Credit Auto Trust
Series 2015-2, Class D 5.98%, 8/15/22(a)		1,750	1,818,221

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-2, Class D 8.56%, 11/15/23(a)	U.S.$	4,200	$4,562,337
Series 2017-1, Class E 6.46%, 12/15/23(a)		1,000	1,035,463
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		2,169	2,159,749

			29,279,892

Other ABS - Fixed Rate – 1.1%
Atlas Ltd. Series 2014-1, Class B Zero Coupon, 12/15/39(g)		1,317	1,318,203
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(a)(g)		1,850	1,896,859
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(g)		4,650	4,679,576
SoFi Consumer Loan Program LLC Series 2016-1, Class R
Zero Coupon, 8/25/25(g)(i) Series 2016-5, Class R		11,603	3,654,969
Zero Coupon, 9/25/28(g)(i)		24	1,206,793
Series 2017-1, Class B 4.73%, 1/26/26(a)(g)		2,205	2,280,156
Series 2017-2, Class R
Zero Coupon, 2/25/26(g)(i)		13	988,585
Series 2017-3, Class B 3.85%, 5/25/26(a)(g)		2,026	2,040,589
Series 2017-3, Class R
Zero Coupon, 5/25/26(g)(i) Series 2017-4, Class R1		10	1,208,627
Zero Coupon, 5/26/26(g)(i) Series 2017-5, Class R1		19	2,078,128
Zero Coupon, 9/25/26(g)(i)		17	1,758,337

			23,110,822

Home Equity Loans - Fixed Rate – 0.0%
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47(g)		944	663,866

Total Asset-Backed Securities (cost $52,319,390)			53,054,580

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 2.0%
Basic – 0.5%
Consolidated Energy Finance SA 6.875%, 6/15/25(a)	U.S.$	787	$832,095
Elementia SAB de CV 5.50%, 1/15/25(a)		1,039	1,067,573
Nexa Resources SA 5.375%, 5/04/27(a)		1,300	1,373,027
Petra Diamonds US Treasury PLC 7.25%, 5/01/22(a)		461	457,086
Stillwater Mining Co. 6.125%, 6/27/22(a)		1,575	1,601,381
7.125%, 6/27/25(a)		1,116	1,147,706
Suzano Austria GmbH 5.75%, 7/14/26(a)		1,883	2,024,225
Vedanta Resources PLC 6.375%, 7/30/22(a)		1,474	1,540,330

			10,043,423

Capital Goods – 0.3%
Indo Energy Finance II BV 6.375%, 1/24/23(a)		1,390	1,401,038
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		6,760	2,535,000
5.25%, 6/27/29(a)		2,103	778,110

			4,714,148

Communications - Telecommunications – 0.2%
Digicel Ltd. 6.00%, 4/15/21(a)		700	688,625
6.75%, 3/01/23(a)		385	379,706
Millicom International Cellular SA 5.125%, 1/15/28(a)		1,762	1,776,061
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		1,500	1,543,125

			4,387,517

Consumer Cyclical - Other – 0.1%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		884	909,207

Consumer Non-Cyclical – 0.4%
Central American Bottling Corp. 5.75%, 1/31/27(a)		718	757,195
Cosan Ltd. 5.95%, 9/20/24(a)		587	606,653
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		2,420	2,524,967
Minerva Luxembourg SA 6.50%, 9/20/26(a)		3,300	3,422,100

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tonon Luxembourg SA 7.25%, 1/24/20(g)(h)(i)(j)(k)	U.S.$	2,280	$253,685
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(j)(k)		4,738	242,818
10.875%, 1/13/20(i)(j)(k)		750	206,246
11.75%, 2/09/22(i)(j)(k)		1,690	86,611

			8,100,275

Energy – 0.4%
Petrobras Global Finance BV 6.125%, 1/17/22		2,416	2,611,696
6.25%, 3/17/24		2,863	3,073,001
YPF SA 6.95%, 7/21/27(a)		2,036	2,178,298
16.50%, 5/09/22(a)	ARS	13,912	736,668

			8,599,663

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(a)	U.S.$	1,362	563,555

Technology – 0.0%
IHS Netherlands Holdco BV 9.50%, 10/27/21(a)		500	530,000

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,272	2,481,024

			40,328,812

Financial Institutions – 0.2%
Banking – 0.2%
Akbank Turk AS 7.20%, 3/16/27(a)		530	548,174
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(m)		1,431	1,570,522
Zenith Bank PLC 6.25%, 4/22/19(a)		1,400	1,435,000

			3,553,696

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(a)		575	604,239

			4,157,935

Utility – 0.1%
Electric – 0.1%
Pampa Energia SA 7.50%, 1/24/27(a)		2,500	2,725,500

Total Emerging Markets – Corporate Bonds (cost $57,701,182)			47,212,247

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 2.2%
Agency Debentures – 2.2%
Federal Home Loan Banks 5.50%, 7/15/36	U.S.$	8,695	$11,729,816
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	21,112,500
6.75%, 3/15/31		4,000	5,764,400
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	5,003,546

Total Agencies (cost $42,996,037)			43,610,262

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Fixed Rate CMBS – 2.0%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.103%, 11/10/46(a)(g)		6,525	6,235,445
Commercial Mortgage Trust Series 2013-CR10, Class D 4.789%, 8/10/46(a)(g)		3,219	2,747,643
Series 2014-LC17, Class D 3.687%, 10/10/47(a)(g)		3,549	2,437,553
Series 2015-DC1, Class D 4.353%, 2/10/48(a)(g)		2,730	2,102,098
Csail Commercial Mortgage Trust Series 2015-C2, Class D 4.21%, 6/15/57(g)		4,091	3,105,863
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.652%, 1/10/45(a)(g)		2,652	2,567,743
Series 2013-GC13, Class D 4.066%, 7/10/46(a)(g)		9,440	8,750,913
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.212%, 6/15/45(a)(g)		1,863	1,871,992
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.668%, 11/15/48(g)		1,300	1,316,755
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.42%, 9/15/45(g)		1,750	1,775,988
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(a)(g)		603	486,904

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 4.894%, 8/15/45(a)(g)	U.S.$	4,000	$3,880,149
Series 2014-C23, Class D
3.992%, 10/15/57(a)(g)		2,699	2,162,353

			39,441,399

Non-Agency Floating Rate CMBS – 0.1%
CLNS Trust Series 2017-IKPR, Class F 5.737% (LIBOR 1 Month + 4.50%), 6/11/32(a)(g)(n)		1,480	1,487,415
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 5.835% (LIBOR 1 Month + 4.60%), 11/15/33(a)(g)(n)		755	762,072

			2,249,487

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.02%, 11/16/45(o)		447	264

Total Commercial Mortgage-Backed Securities (cost $43,410,505)			41,691,150

GOVERNMENTS – SOVEREIGN AGENCIES – 1.3%
Canada – 1.3%
Canada Housing Trust No. 1 3.80%, 6/15/21(a) (cost $27,332,771)	CAD	32,700	27,117,098

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	4,738	6,423,449

Mexico – 0.6%
Petroleos Mexicanos 4.875%, 1/18/24		4,145	4,247,382
5.50%, 1/21/21		6,025	6,401,562

			10,648,944

Total Quasi-Sovereigns (cost $14,673,037)			17,072,393

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.7%
CLO - Floating Rate – 0.7%
Apidos CLO XXVI Series 2017-26A, Class D 7.189% (LIBOR 3 Month + 6.10%), 7/18/29(a)(g)(n)	U.S.$	550	$544,319
BlueMountain CLO Ltd. Series 2016-3A, Class D 5.032% (LIBOR 3 Month + 3.85%), 11/15/27(a)(g)(n)		2,000	2,029,132
BlueMountain Fuji US Clo II Ltd. Series 2017-2A, Class D 7.481% (LIBOR 3 Month + 6.15%), 10/20/30(a)(g)(n)		3,300	3,311,362
CBAM 2017-3 Ltd. Series 2017-3A, Class E1 7.869% (LIBOR 3 Month + 6.50%), 10/17/29(a)(g)(n)		1,604	1,610,480
CIFC Funding Ltd. Series 2015-4A, Class D 6.807% (LIBOR 3 Month + 5.50%), 10/20/27(a)(g)(n)		250	247,360
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 7.628% (LIBOR 3 Month + 6.30%), 7/18/30(a)(g)(n)		605	599,072
OZLM VII Ltd. Series 2014-7A, Class CR 4.804% (LIBOR 3 Month + 3.50%), 7/17/26(a)(g)(n)		1,000	1,003,755
Series 2014-7A, Class D 6.353% (LIBOR 3 Month + 5.00%), 7/17/26(a)(g)(n)		2,000	1,964,328
OZLM VIII Ltd. Series 2014-8A, Class D 6.303% (LIBOR 3 Month + 4.95%), 10/17/26(a)(g)(n)		1,908	1,909,778
Venture XXVII CLO Ltd. Series 2017-27A, Class D 5.216% (LIBOR 3 Month + 4.00%), 7/20/30(a)(g)(n)		1,591	1,625,608

Total Collateralized Loan Obligations (cost $14,620,697)			14,845,194

WHOLE LOAN TRUSTS – 0.5%
Performing Asset – 0.5%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(e)(f)(g)		106	106,429
16.00%, 1/01/21(e)(f)(g)	MXN	25,281	1,318,665

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AlphaCredit Capital, SA de CV 17.25%, 8/06/19(e)(f)(g)	MXN	6,899	$359,829
Deutsche Bank Mexico SA 8.00%, 10/31/34(e)(f)(g)(q)		37,292	1,196,840
8.00%, 10/31/34(e)(f)(g)		23,322	748,490
Flexpath Wh I LLC Series B 11.00%, 4/01/21(e)(f)(g)	U.S.$	607	327,564
Recife Funding Ltd. Zero Coupon, 11/05/29(e)(f)(g)		2,884	2,431,466
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(e)(f)(g)		2,225	1,400,148
Sheridan Consumer Finance Trust 10.86%, 3/01/21(e)(f)(g)		3,075	2,844,263

Total Whole Loan Trusts (cost $14,222,967)			10,733,694

INFLATION-LINKED SECURITIES – 0.5%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	4,145	4,235,949

Mexico – 0.3%
Mexican Udibonos Series S 4.00%, 6/13/19	MXN	122,772	6,490,235

Total Inflation-Linked Securities (cost $10,236,021)			10,726,184

		Shares
COMMON STOCKS – 0.2%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Berry Pete Corp.(e)(g)(k)		74,583	578,018
Paragon Litigation – Class A(e)(g)		10,360	11,220
Paragon Litigation – Class B(e)(g)		15,538	295,222
Paragon Offshore Ltd.(e)(g)		10,358	169,177
SandRidge Energy, Inc.(k)		2,859	53,664
Vantage Drilling International(e)(k)		5,303	981,055

			2,088,356

Financials – 0.1%
Diversified Financial Services – 0.1%
Holdco, Inc.(e)(f)(g)		1,836,868	1,175,596

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Consumer Discretionary – 0.0%
Media – 0.0%
Ion Media Networks, Inc. – Class A(e)(f)(g)(k)		2,512	$942,251

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies/Old(f)(k)(r)		45,790	181,002

Total Common Stocks (cost $7,779,484)			4,387,205

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina
5.75%, 6/15/19(a)	U.S.$	1,057	1,093,995
9.125%, 3/16/24(a)		363	423,803
24.50% (BADLAR + 3.83%), 5/31/22(n)	ARS	28,600	1,649,985
Provincia de Cordoba 7.125%, 6/10/21(a)	U.S.$	493	531,207

Total Local Governments – Regional Bonds (cost $3,750,453)			3,698,990

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Services – 0.1%
Holdco, Inc. 0.00%(e)(f)(g)		11,763	1,176,290

Industrial – 0.1%
Energy – 0.1%
Berry Petroleum Co. LLC 0.00%(e)(g)		62,301	643,756
Tervita Corp. 0.00%(e)(f)(g)		245,313	1,758,891

			2,402,647

Total Preferred Stocks (cost $3,136,428)			3,578,937

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30 (cost $2,560,000)	U.S.$	2,560	$3,072,563

BANK LOANS – 0.1%
Industrial – 0.1%
Basic – 0.0%
Foresight Energy LLC 7.083% (LIBOR 3 Month + 5.75%), 3/28/22(s)		465	437,951

Consumer Non-Cyclical – 0.1%
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.083% (LIBOR 3 Month + 7.75%), 9/26/25(g)(s)		2,133	2,077,333

Technology – 0.0%
Avaya Inc. 8.739%, (LIBOR 1 Month + 7.50%), 1/24/18(r)		79	79,384
8.742%, (LIBOR 1 Month + 7.50%), 1/24/18(r)		112	112,460

			191,844

Total Bank Loans (cost $2,762,097)			2,707,128

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund II(e)(f)(t) (cost $899,964)		6,916	1,257,250

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
SEK/EUR Expiration: Mar 2018; Contracts: 293,658,750; Exercise Price: SEK 9.45; Counterparty: Citibank(k)	SEK	293,658,750	152,869
TRY/USD Expiration: Jan 2018; Contracts: 68,816,000; Exercise Price: TRY 3.68; Counterparty: Citibank, NA(k)	TRY	68,816,000	77,169

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

TRY/EUR Expiration: Jan 2018; Contracts: 33,371,888; Exercise Price: TRY 4.24; Counterparty: Goldman Sachs Bank USA(k)	TRY	33,371,888	$14,067
ZAR/USD Expiration: Dec 2017; Contracts: 124,135,800; Exercise Price: ZAR 13.22; Counterparty: Bank of America, NA(k)	ZAR	124,135,800	26,980
ZAR/USD Expiration: Dec 2017; Contracts: 123,955,000; Exercise Price: ZAR 13.00; Counterparty: JPMorgan Chase Bank, NA(k)		123,955,000	18,130

Total Options Purchased – Calls (premiums paid $814,000)			289,215

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
USD/MXN Expiration: Aug 2018; Contracts: 14,650,000; Exercise Price: USD 17.50; Counterparty: Credit Suisse International(k)	USD	14,650,000	77,894

Options on Indices – 0.0%
S&P 500 Index Expiration: Jan 2018; Contracts: 146,980,000; Exercise Price: USD 2,544.00; Counterparty: Morgan Stanley & Co., Inc.(k)		146,980,000	54,677

Total Options Purchased – Puts (premiums paid $433,264)			132,571

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 1998 8.00%, 6/01/28	U.S.$	12	13,764

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 1999 7.50%, 11/01/29	U.S.$	17	$19,991

Total Mortgage Pass-Throughs (cost $29,450)			33,755

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(e)(f)(g)(k)		12	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(e)(f)(g)(k)		17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(k)		2,475	2,227
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(k)		1,042	834

Total Warrants (cost $0)			3,061

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(u)(v)(w) (cost $79,428,174)		79,428,174	79,428,174

Total Investments – 118.0% (cost $2,400,043,445)			2,400,011,547
Other assets less liabilities – (18.0)%			(366,319,161)

Net Assets – 100.0%			$2,033,692,386

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	128	December 2017	CAD	12,800	$13,410,697	$13,635,408	$224,711
U.S. T-Note 2 Yr (CBT) Futures	564	December 2017	USD	112,800	122,009,845	121,462,688	(547,157)
U.S. T-Note 5 Yr (CBT) Futures	6,545	December 2017	USD	654,500	772,261,556	766,992,187	(5,269,369)
U.S. T-Note 10 Yr (CBT) Futures	1,275	December 2017	USD	127,500	160,777,950	159,295,313	(1,482,637)
U.S. 10 Yr Ultra Futures	169	December 2017	USD	16,900	22,971,004	22,632,797	(338,207)

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	905	December 2017	EUR	90,500	$138,549,145	$138,921,000	$(371,855)
Euro-Schatz Futures	2,235	December 2017	EUR	223,500	291,934,636	292,275,038	(340,402)
U.S. Long Bond (CBT) Futures	1,220	December 2017	USD	122,000	188,316,401	186,011,875	2,304,526

							$(5,820,390)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	119,357	USD	18,129	11/28/17	$162,992
Australia and New Zealand Banking Group Ltd.	USD	36,417	CNY	239,875	11/28/17	(310,533)
Australia and New Zealand Banking Group Ltd.	NZD	27,341	USD	19,700	11/30/17	999,754
Bank of America, NA	BRL	33,706	USD	10,286	11/03/17	(17,608)
Bank of America, NA	USD	10,707	BRL	33,706	11/03/17	(403,569)
Bank of America, NA	USD	6,697	IDR	90,339,957	11/16/17	(41,089)
Bank of America, NA	TWD	790,122	USD	26,216	11/22/17	(33,724)
Bank of America, NA	USD	4,709	TWD	140,884	11/22/17	(28,180)
Bank of America, NA	INR	1,003,382	USD	15,499	11/29/17	33,135
Bank of America, NA	USD	35,151	INR	2,264,521	11/29/17	(246,485)
Bank of America, NA	USD	9,079	AUD	11,847	11/30/17	(14,607)
Bank of America, NA	USD	5,794	BRL	19,012	12/04/17	(6,527)
Bank of America, NA	JPY	2,307,395	USD	20,283	12/05/17	(38,009)
Bank of America, NA	USD	9,150	ZAR	130,534	12/07/17	26,671
Bank of America, NA	MXN	1,126,891	USD	61,090	12/08/17	2,672,111
Bank of America, NA	USD	1,444	RUB	84,248	12/11/17	(9,068)
Bank of America, NA	USD	17,870	HUF	4,665,365	12/12/17	(387,503)
Bank of America, NA	ZAR	58,259	USD	4,262	12/13/17	169,972
Barclays Bank PLC	SGD	3,779	USD	2,774	11/16/17	1,816
Barclays Bank PLC	USD	2,553	IDR	34,499,945	11/16/17	(10,961)
Barclays Bank PLC	RUB	1,151,085	USD	19,737	11/22/17	86,026
Barclays Bank PLC	USD	17,491	TWD	524,747	11/22/17	(57,551)
Barclays Bank PLC	CHF	8,300	USD	8,434	11/29/17	100,614
Barclays Bank PLC	INR	3,658,053	USD	55,756	11/29/17	(628,115)
Barclays Bank PLC	JPY	555,915	USD	4,895	12/05/17	(506)
Barclays Bank PLC	USD	7,946	TRY	29,409	12/14/17	(290,230)
Barclays Bank PLC	EUR	162,361	USD	191,277	12/15/17	1,695,107
Barclays Bank PLC	USD	10,614	EUR	8,933	12/15/17	(183,893)
Barclays Bank PLC	USD	17,289	MYR	73,039	1/26/18	(31,547)
BNP Paribas SA	USD	14,005	CAD	17,116	11/10/17	(736,614)
BNP Paribas SA	USD	15,638	SGD	21,258	11/16/17	(42,050)
BNP Paribas SA	AUD	15,293	USD	12,038	11/30/17	336,597
BNP Paribas SA	GBP	19,066	USD	25,833	12/01/17	490,624
BNP Paribas SA	USD	14,605	JPY	1,631,144	12/05/17	(240,288)

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	2,923	ZAR	41,377	12/07/17	$(13,763)
BNP Paribas SA	USD	15,243	PLN	54,802	12/12/17	(186,539)
BNP Paribas SA	USD	2,440	TRY	9,340	12/14/17	(9,062)
BNP Paribas SA	USD	18,403	EUR	15,593	12/15/17	(195,297)
Citibank, NA	USD	16,367	RUB	944,334	11/22/17	(244,907)
Citibank, NA	USD	14,418	TWD	432,906	11/22/17	(35,512)
Citibank, NA	USD	11,231	INR	726,605	11/29/17	(30,813)
Citibank, NA	USD	4,064	NOK	32,302	12/13/17	(105,017)
Citibank, NA	USD	50,446	SEK	402,963	12/13/17	(2,195,766)
Citibank, NA	NOK	16,983	CAD	2,668	1/10/18	(13,474)
Citibank, NA	TRY	32,518	USD	8,519	1/10/18	120,336
Citibank, NA	TRY	5,506	USD	1,527	3/13/18	130,595
Citibank, NA	SEK	175,878	EUR	18,272	4/03/18	266,054
Credit Suisse International	CAD	4,146	MXN	59,679	11/08/17	(103,587)
Credit Suisse International	ILS	130,930	USD	37,257	11/16/17	59,162
Credit Suisse International	USD	27,810	SGD	37,530	11/16/17	(274,716)
Credit Suisse International	USD	1,243	SEK	10,816	11/20/17	50,173
Credit Suisse International	CNY	127,525	USD	19,196	11/28/17	514
Credit Suisse International	CAD	4,762	NOK	29,814	11/29/17	(39,669)
Credit Suisse International	CHF	3,360	SEK	28,197	11/30/17	(885)
Credit Suisse International	NZD	32,152	CAD	28,133	11/30/17	(177,986)
Credit Suisse International	CHF	3,360	SEK	27,962	12/01/17	(29,041)
Credit Suisse International	ZAR	51,100	USD	3,578	12/07/17	(14,672)
Credit Suisse International	SEK	480,218	USD	59,114	12/13/17	1,613,184
Credit Suisse International	USD	4,262	ZAR	58,259	12/13/17	(169,974)
Credit Suisse International	EUR	17,374	USD	20,185	12/15/17	(101,074)
Credit Suisse International	JPY	1,907,479	EUR	14,264	12/15/17	(153,471)
Credit Suisse International	USD	5,082	ZAR	68,154	12/18/17	(299,622)
Credit Suisse International	AUD	3,948	CHF	2,875	12/19/17	(129,123)
Credit Suisse International	USD	922	TRY	3,596	12/21/17	12,614
Credit Suisse International	AUD	1,596	NOK	10,151	12/27/17	23,761
Credit Suisse International	EUR	5,657	TRY	24,576	1/04/18	(255,822)
Credit Suisse International	TRY	1,284	EUR	296	1/04/18	13,573
Credit Suisse International	CAD	5,157	NZD	5,800	1/23/18	(37,982)
Credit Suisse International	USD	1,527	TRY	5,506	3/13/18	(130,581)
Credit Suisse International	EUR	18,272	SEK	175,879	4/03/18	(265,952)
Credit Suisse International	USD	1,842	MXN	34,308	7/23/18	(128,448)
Credit Suisse International	MXN	120,988	USD	6,387	8/06/18	356,660
Credit Suisse International	USD	6,387	MXN	120,988	8/06/18	(356,656)
Deutsche Bank AG	USD	1,857	ZAR	25,256	11/02/17	(71,125)
Deutsche Bank AG	BRL	55,977	USD	17,082	11/03/17	(29,242)
Deutsche Bank AG	USD	17,097	BRL	55,977	11/03/17	14,111
Deutsche Bank AG	MXN	6,698	CAD	465	11/08/17	11,567
Deutsche Bank AG	NOK	29,814	CAD	4,762	11/29/17	39,659
Deutsche Bank AG	AUD	55,559	USD	44,351	11/30/17	1,840,359
Deutsche Bank AG	CAD	21,390	NZD	24,525	11/30/17	190,048
Deutsche Bank AG	SEK	28,197	CHF	3,360	11/30/17	910
Deutsche Bank AG	BRL	55,977	USD	17,030	12/04/17	(11,147)
Deutsche Bank AG	JPY	2,094,364	USD	18,816	12/05/17	371,465
Deutsche Bank AG	USD	9,506	COP	28,074,253	12/07/17	(307,445)
Deutsche Bank AG	CHF	2,875	AUD	3,948	12/19/17	129,175
Deutsche Bank AG	NOK	10,151	AUD	1,596	12/27/17	(23,753)

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	TRY	5,739	EUR	1,326	1/04/18	$65,613
Deutsche Bank AG	SEK	34,665	EUR	3,614	1/22/18	67,134
Goldman Sachs Bank USA	MXN	52,982	CAD	3,680	11/08/17	91,955
Goldman Sachs Bank USA	CAD	33,071	USD	26,418	11/10/17	781,565
Goldman Sachs Bank USA	NZD	11,549	USD	8,372	11/30/17	473,434
Goldman Sachs Bank USA	GBP	14,416	USD	19,146	12/01/17	(15,389)
Goldman Sachs Bank USA	USD	1,436	BRL	4,676	12/04/17	(12,796)
Goldman Sachs Bank USA	JPY	1,544,463	USD	13,908	12/05/17	306,637
Goldman Sachs Bank USA	TRY	17,551	EUR	4,036	1/04/18	177,238
HSBC Bank USA	CAD	4,013	USD	3,214	11/10/17	103,422
HSBC Bank USA	ILS	6,638	USD	1,893	11/16/17	7,672
HSBC Bank USA	SGD	4,487	USD	3,309	11/16/17	17,538
HSBC Bank USA	CNY	228,655	USD	34,888	11/28/17	470,634
HSBC Bank USA	CNY	16,688	USD	2,503	11/28/17	(9,277)
HSBC Bank USA	MXN	435,518	USD	22,783	12/08/17	205,960
JPMorgan Chase Bank, NA	ZAR	25,256	USD	1,857	11/02/17	71,132
JPMorgan Chase Bank, NA	AUD	4,434	JPY	360,679	11/06/17	(220,556)
JPMorgan Chase Bank, NA	JPY	360,673	AUD	4,434	11/06/17	220,607
JPMorgan Chase Bank, NA	CAD	160,780	USD	128,299	11/10/17	3,664,008
JPMorgan Chase Bank, NA	SEK	10,816	USD	1,243	11/20/17	(50,176)
JPMorgan Chase Bank, NA	CHF	39,733	USD	41,642	11/29/17	1,747,845
JPMorgan Chase Bank, NA	GBP	14,564	USD	19,411	12/01/17	51,621
JPMorgan Chase Bank, NA	SEK	27,962	CHF	3,360	12/01/17	29,044
JPMorgan Chase Bank, NA	ZAR	645,869	USD	47,776	12/07/17	2,370,365
JPMorgan Chase Bank, NA	ZAR	68,790	USD	4,824	12/07/17	(11,667)
JPMorgan Chase Bank, NA	USD	4,656	MXN	88,864	12/08/17	(49,334)
JPMorgan Chase Bank, NA	RUB	84,248	USD	1,444	12/11/17	9,068
JPMorgan Chase Bank, NA	ZAR	68,154	USD	5,082	12/18/17	299,640
JPMorgan Chase Bank, NA	TRY	3,596	USD	922	12/21/17	(12,608)
JPMorgan Chase Bank, NA	CAD	2,668	NOK	16,983	1/10/18	13,464
JPMorgan Chase Bank, NA	EUR	3,614	SEK	34,649	1/22/18	(68,966)
JPMorgan Chase Bank, NA	NZD	5,800	CAD	5,158	1/23/18	38,184
JPMorgan Chase Bank, NA	TRY	5,296	USD	1,475	3/08/18	129,944
JPMorgan Chase Bank, NA	USD	1,475	TRY	5,296	3/08/18	(129,965)
JPMorgan Chase Bank, NA	TRY	5,649	USD	1,540	3/20/18	110,071
JPMorgan Chase Bank, NA	USD	1,540	TRY	5,649	3/20/18	(110,071)
JPMorgan Chase Bank, NA	MXN	34,307	USD	1,842	7/23/18	128,451
Morgan Stanley & Co., Inc.	USD	17,943	GBP	13,189	12/01/17	(411,976)
Royal Bank of Scotland PLC	USD	3,838	CAD	4,788	11/10/17	(126,566)
Royal Bank of Scotland PLC	USD	9,457	NZD	13,475	11/30/17	(241,147)
Royal Bank of Scotland PLC	JPY	4,344,673	USD	39,112	12/05/17	849,099
Royal Bank of Scotland PLC	USD	33,453	NOK	261,037	12/13/17	(1,461,973)
Standard Chartered Bank	BRL	89,683	USD	27,990	11/03/17	575,416
Standard Chartered Bank	USD	27,368	BRL	89,683	11/03/17	46,850
Standard Chartered Bank	SGD	50,505	USD	36,944	11/16/17	(110,830)
Standard Chartered Bank	TWD	1,487,193	USD	49,049	11/22/17	(359,301)
Standard Chartered Bank	USD	5,710	TWD	172,215	11/22/17	11,356
Standard Chartered Bank	USD	14,422	TWD	432,906	11/22/17	(40,196)
Standard Chartered Bank	USD	24,129	ZAR	346,189	12/07/17	208,074
Standard Chartered Bank	IDR	44,862,431	USD	3,270	1/29/18	(6,453)
State Street Bank & Trust Co.	CAD	6,048	USD	4,717	11/10/17	28,719

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CNY	15,654	USD	2,355	11/28/17	$(1,608)
State Street Bank & Trust Co.	BRL	2,704	USD	825	12/04/17	1,582
State Street Bank & Trust Co.	ZAR	238,070	USD	17,627	12/07/17	890,736
State Street Bank & Trust Co.	MXN	3,850	USD	203	12/08/17	3,239
State Street Bank & Trust Co.	EUR	1,595	USD	1,882	12/15/17	20,226
State Street Bank & Trust Co.	KRW	26,606,035	USD	23,498	1/18/18	(307,895)
UBS AG	USD	26,089	INR	1,694,208	11/29/17	25,334
UBS AG	USD	2,446	MYR	10,372	1/26/18	4,437

						$12,677,123

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 28, 5 Year Index RTP	Goldman Sachs International	Sell	102.00%	December 2017	$35,810	$109,220	$(26,020)
CDX-NAHY Series 29, 5 Year Index RTP	Credit Suisse International	Sell	105.50	November 2017	9,700	10,670	(3,500)
CDX-NAHY Series 29, 5 Year Index RTP	Credit Suisse International	Sell	105.50	December 2017	38,200	127,015	(72,124)

						$246,905	$(101,644)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. CHF/ Deutsche Bank AG	AUD	0.760	12/2017	16,450,000	AUD	16,450	$103,743	$(148,990)
AUD vs. JPY/ JPMorgan Chase Bank, NA	AUD	84.80	11/2017	16,300,000	AUD	16,300	151,264	(324,418)
AUD vs. NOK/ Deutsche Bank AG	AUD	6.70	12/2017	8,400,000	AUD	8,400	41,804	(4,288)
AUD vs. NZD/ JPMorgan Chase Bank, NA	AUD	1.124	11/2017	20,570,000	AUD	20,570	94,046	(104,331)

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
CAD vs. MXN/ Goldman Sachs Bank USA	CAD	15.00	11/2017	18,725,000	CAD	18,725	$106,664	$(35,081)
CAD vs. NOK/ Deutsche Bank AG	CAD	6.429	11/2017	20,350,000	CAD	20,350	97,646	(32,920)
CAD vs. NZD/ JPMorgan Chase Bank, NA	CAD	0.867	01/2018	23,387,000	CAD	23,387	105,975	(148,652)
CHF vs. SEK/ Deutsche Bank AG	CHF	8.645	11/2017	15,850,000	CHF	15,850	112,365	(16,539)
CHF vs. SEK/ JPMorgan Chase Bank, NA	CHF	8.567	11/2017	15,850,000	CHF	15,850	108,466	(31,425)
EUR vs. NOK/ Goldman Sachs Bank USA	EUR	9.585	11/2017	12,900,000	EUR	12,900	84,201	(15,658)
EUR vs. SEK/ Bank of America, NA	EUR	9.65	11/2017	13,556,000	EUR	13,556	96,051	(183,409)
EUR vs. SEK/ Goldman Sachs Bank USA	EUR	9.751	12/2017	14,475,000	EUR	14,475	80,316	(114,555)
USD vs. MXN/ Citibank, NA	USD	21.07	11/2017	5,500,000	USD	5,500	85,800	(1,018)
USD vs. MXN/ Credit Suisse International	USD	21.50	07/2018	8,090,000	USD	8,090	138,347	(197,995)
USD vs. MXN/ Credit Suisse International	USD	22.00	08/2018	14,650,000	USD	14,650	285,236	(318,740)
USD vs. MXN/ Goldman Sachs Bank USA	USD	22.00	08/2018	7,837,000	USD	7,837	142,100	(178,025)
USD vs. RUB/ JPMorgan Chase Bank, NA	USD	65.00	11/2017	2,750,000	USD	2,750	49,225	(118)
USD vs. RUB/ Deutsche Bank AG	USD	65.00	11/2017	2,750,000	USD	2,750	48,812	(118)
USD vs. RUB/ Credit Suisse International	USD	65.85	02/2018	8,008,000	USD	8,008	134,246	(37,686)
USD vs. SEK/ JPMorgan Chase Bank, NA	USD	9.064	11/2017	5,650,000	USD	5,650	52,969	(435)
USD vs. TRY/ JPMorgan Chase Bank, NA	USD	4.30	12/2017	4,850,000	USD	4,850	118,825	(7,396)
USD vs. TRY/ JPMorgan Chase Bank, NA	USD	3.835	03/2018	8,625,000	USD	8,625	131,100	(373,411)
USD vs. TRY/ Morgan Stanley Capital Services LLC	USD	4.368	07/2018	6,900,000	USD	6,900	182,850	(161,225)

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
MXN vs. USD/ JPMorgan Chase Bank, NA	MXN	20.00	07/2018	178,000,000	MXN	178,000	$231,667	$(438,395)
NOK vs. CAD/ Citibank, NA	NOK	6.525	01/2018	75,690,000	NOK	75,690	52,522	(26,493)
NZD vs. AUD/ Citibank, NA	NZD	1.139	12/2017	24,677,000	NZD	24,677	100,663	(63,510)
RUB vs. USD/ JPMorgan Chase Bank, NA	RUB	61.50	12/2017	535,050,000	RUB	535,050	78,126	(31,510)
SEK vs. EUR/ Deutsche Bank AG	SEK	9.777	01/2018	160,591,000	SEK	160,591	83,322	(166,506)
SEK vs. EUR/ Citibank, NA	SEK	9.85	03/2018	306,089,000	SEK	306,089	315,750	(372,901)
TRY vs. EUR/ Deutsche Bank AG	TRY	4.523	01/2018	35,281,000	TRY	35,281	92,687	(181,541)
TRY vs. EUR/ Goldman Sachs Bank USA	TRY	4.55	01/2018	35,831,000	TRY	35,831	85,724	(164,991)
TRY vs. USD/ Citibank, NA	TRY	4.05	01/2018	75,735,000	TRY	75,735	180,479	(177,002)
TRY vs. USD/ Citibank, NA	TRY	3.86	03/2018	33,679,000	TRY	33,679	133,798	(363,423)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	3.93	03/2018	34,977,000	TRY	34,977	141,910	(312,350)
ZAR vs. USD/ Bank of America, NA	ZAR	14.40	12/2017	135,216,000	ZAR	135,216	80,388	(192,542)
ZAR vs. USD/ JPMorgan Chase Bank, NA	ZAR	14.00	12/2017	133,490,000	ZAR	133,490	105,171	(336,228)
ZAR vs. USD/ Bank of America, NA	ZAR	16.00	04/2018	151,680,000	ZAR	151,680	112,291	(185,315)

							$4,346,549	$(5,449,140)

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 28, 5 Year Index, 06/20/22*	(1.00)%	Quarterly	0.51%	USD	61,160	$(1,403,034)	$(1,048,316)	$(354,718)

Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.11	USD	4,063	364,296	304,814	59,482

						$(1,038,738)	$(743,502)	$(295,236)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	30,755	2/10/25	2.034%	3 Month LIBOR	Semi-Annual/Quarterly	$386,340
USD	6,010	6/09/25	2.491%	3 Month LIBOR	Semi-Annual/Quarterly	(146,109)
USD	10,000	1/11/27	2.285%	3 Month LIBOR	Semi-Annual/Quarterly	(14,321)
USD	46,860	4/02/24	2.851%	3 Month LIBOR	Semi-Annual/Quarterly	(1,976,516)
USD	11,920	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	67,267

						$(1,683,339)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX. NA.BB Series 6, 05/11/63*	5.00%	Monthly	12.50%	USD	5,000	$(1,308,639)	$(131,007)	$(1,177,632)
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	5,000	(833,582)	(534,494)	(299,088)

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00%	Monthly	7.25%	USD	5,000	$(833,583)	$(643,440)	$(190,143)
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	5,000	(833,583)	(542,340)	(291,243)
Credit Suisse International
CDX-CMBX. NA.BB Series 6, 05/11/63*	5.00	Monthly	12.50	USD	4,000	(1,046,911)	49,003	(1,095,914)
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	9,220	(1,537,128)	(1,179,300)	(357,828)
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	660	(110,033)	(9,103)	(100,930)
Deutsche Bank AG
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	20,000	(3,336,000)	(3,055,922)	(280,078)
Goldman Sachs International
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	12.50	USD	16,500	(4,318,509)	(3,943,968)	(374,541)
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	32,853	(5,477,143)	(4,842,646)	(634,497)
Morgan Stanley Capital Services LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/63*	3.00	Monthly	7.25	USD	547	(91,194)	(40,478)	(50,716)

						$(19,726,305)	$(14,873,695)	$(4,852,610)

*	Termination date

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Payment Frequency	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA SPDR S&P 500 ETF Trust 11/01/17*	88.36	USD	3	Maturity	$110,899	$	– 0	–	$110,899
JPMorgan Chase Bank, NA Hang Seng China Enterprises Index 11/29/17*	340.77	HKD	3	Maturity	8,273		– 0	–	8,273
Hong Kong Hang Seng Index 11/29/17*	223.50	HKD	4	Maturity	10,893		– 0	–	10,893
SPDR S&P 500 ETF Trust 11/03/17*	74.82	USD	4	Maturity	88,830		– 0	–	88,830

					$218,895	$	– 0	–	$218,895

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2017
Barclays Capital, Inc.+	(0.75)%*	—	$677,284
Barclays Capital, Inc.+	(1.125)%*	—	839,241
HSBC Bank USA+	1.25%	—	89,951,566
HSBC Bank USA	1.33%	1/16/18	93,831,780
JP Morgan Chase Bank	1.35%	1/08/18	44,723,987
JP Morgan Chase Bank	1.35%	1/11/18	97,255,278
JP Morgan Chase Bank	1.35%	1/18/18	42,106,556

			$369,385,692

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2017

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates –Non-Investment Grade	$1,516,525	$	– 0	–	$	– 0	–	$	– 0	–	$1,516,525
Governments – Treasuries	89,951,566		—			277,917,601			—		367,869,167

Total	$91,468,091	$	– 0	–		$277,917,601		$	– 0	–	$369,385,692

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $541,528,825 or 26.6% of net assets.

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2017.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.94% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Creditcorp 12.00%, 7/15/18	6/28/13	$1,197,037	$1,043,130	0.05%
Exide Technologies 11.00%, 4/30/22	5/23/17	2,563,179	2,633,919	0.13%
Exide Technologies 7.00%, 4/30/25	11/16/16	107,752	111,453	0.01%
Golden Energy Offshore Services AS 5.00%, 12/31/17	11/16/15	2,103,742	825,106	0.04%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.488%, 11/25/24	11/06/15	1,703,074	1,877,648	0.09%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	861,787	14	0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17	3,760,847	3,654,969	0.18%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1 Zero Coupon, 5/26/26	6/28/17	1,956,053	2,078,128	0.10%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17	1,758,337	1,758,337	0.09%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17	1,107,300	1,208,627	0.06%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 9/25/28	6/23/17	1,275,923	1,206,793	0.06%

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17	$953,251	$988,585	0.05%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	2,272,218	253,685	0.01%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	72,857	75,460	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	3,510,948	242,818	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	745,965	206,246	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	2/03/14	916,308	86,611	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.488%, 11/25/25	9/06/16	946,067	1,059,507	0.05%

(j)	Defaulted.

(k)	Non-income producing security.

(l)	Convertible security.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(o)	IO – Interest Only.

(p)	Inverse interest only security.

(q)	Variable rate coupon, rate shown as of October 31, 2017.

(r)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies/Old	4/30/15	$87,194	$181,002	0.01%

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2017.

(t)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(u)	Affiliated investments.

(v)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(w)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

BADLAR – Argentina Deposit Rates Badlar Private Banks

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RTP – Right To Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

60 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,320,615,271)	$2,320,583,373
Affiliated issuers (cost $79,428,174)	79,428,174
Cash	5,268,344
Cash collateral due from broker	3,417,725
Foreign currencies, at value (cost $4,306,929)	3,925,932
Receivable for capital stock sold	38,916,012
Interest receivable	33,418,465
Unrealized appreciation on forward currency exchange contracts	26,336,653
Receivable for investment securities sold and foreign currency transactions	2,587,688
Unrealized appreciation on variance swaps	218,895
Upfront premiums paid on credit default swaps	49,003
Receivable for variation margin on exchange traded swaps	25,442
Affiliated dividends receivable	12,944

Total assets	2,514,188,650

Liabilities
Options written, at value (premiums received $4,346,549)	5,449,140
Swaptions written, at value (premiums received $246,905)	101,644
Payable for reverse repurchase agreements	369,385,692
Payable for investment securities purchased and foreign currency transactions	61,656,937
Upfront premiums received on credit default swaps	14,922,698
Unrealized depreciation on forward currency exchange contracts	13,659,530
Payable for capital stock repurchased	7,800,712
Unrealized depreciation on credit default swaps	4,852,610
Payable for variation margin on futures	660,100
Advisory fee payable	465,917
Dividends payable	421,274
Cash collateral due to broker	312,000
Distribution fee payable	77,309
Transfer Agent fee payable	71,017
Administrative fee payable	24,074
Directors’ fees payable	2,295
Accrued expenses and other liabilities	633,315

Total liabilities	480,496,264

Net Assets	$2,033,692,386

Composition of Net Assets
Capital stock, at par	$250,994
Additional paid-in capital	2,076,716,538
Undistributed net investment income	7,163,137
Accumulated net realized loss on investment and foreign currency transactions	(49,014,773)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,423,510)

$2,033,692,386

See notes to financial statements.

abfunds.com	AB INCOME FUND | 61

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$165,293,826	20,421,808	$8.09	*

C	$62,121,160	7,665,230	$8.10

Advisor	$1,806,277,400	222,907,038	$8.10

*	The maximum offering price per share for Class A shares was $8.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest (net of foreign taxes withheld of $39,519)	$70,448,094
Dividends
Unaffiliated issuers	713,558
Affiliated issuers	98,729
Other income	29,807	$71,290,188

Expenses
Advisory fee (see Note B)	5,759,192
Distribution fee—Class A	120,482
Distribution fee—Class C	189,337
Transfer agency—Class A	43,045
Transfer agency—Class C	17,071
Transfer agency—Advisor Class	1,099,013
Custodian	256,573
Registration fees	176,774
Audit and tax	146,520
Printing	142,169
Administrative	65,061
Legal	43,450
Directors’ fees	27,944
Miscellaneous	103,948

Total expenses before interest expense	8,190,579
Interest expense	3,329,973
Total expenses	11,520,552

Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,391,000)

Net expenses		10,129,552

Net investment income		61,160,636

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,674,138)
Forward currency exchange contracts		1,515,149
Futures		25,835,580
Options written		6,094,322
Swaps		4,712,278
Swaptions written		942,542
Foreign currency transactions		(2,143,786)
Net change in unrealized appreciation/depreciation of:
Investments		(33,864,676)
Forward currency exchange contracts		11,494,401
Futures		(18,201,713)
Options written		(1,102,591)
Swaps		1,032,661
Swaptions written		145,261
Foreign currency denominated assets and liabilities		(595,032)

Net loss on investment and foreign currency transactions		(6,809,742)

Contributions from Affiliates (see Note B)		346

Net Increase in Net Assets from Operations		$54,351,240

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017		For the Period January 1, 2016 to October 31, 2016(a)		Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$61,160,636		$53,457,885		$82,910,856
Net realized gain (loss) on investment and foreign currency transactions	34,281,947		(13,956,269)		24,568,704
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(41,091,689)		64,944,521		(109,308,486)
Contributions from Affiliates (see Note B)	346		– 0	–	– 0	–

Net increase (decrease) in net assets from operations	54,351,240		104,446,137		(1,828,926)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,100,463)		(15,961)		– 0	–
Class C	(684,581)		(5,811)		– 0	–
Advisor Class	(57,585,904)		(53,017,830)		(101,719,576)
Net realized gain on investment transactions
Advisor Class	– 0	–	– 0	–	(9,712,602)
Capital Stock Transactions
Net increase (decrease)	1,120,697,788		(828,348,508)		– 0	–

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2017			For the Period January 1, 2016 to October 31, 2016(a)			Year Ended December 31, 2015
Common Stock (see Note E)
Repurchase of Shares (12,172,242 shares)	$	– 0	–	$	– 0	–	$(92,499,158)

Total increase (decrease)		1,114,678,080			(776,941,973)		(205,760,262)
Net Assets
Beginning of period		919,014,306			1,695,956,279		1,901,716,541

End of period (including undistributed net investment income of $7,163,137 and distributions in excess of net investment income of ($704,342) and ($3,296,673), respectively)		$2,033,692,386			$919,014,306		$1,695,956,279

(a)	AllianceBernstein Income Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2017

Cash flows from operating activities
Net increase in net assets from operations		$54,351,240
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(1,688,719,566)
Purchases of short-term investments	(813,657,760)
Proceeds from disposition of long-term investments	685,086,445
Proceeds from disposition of short-term investments	741,449,758
Net realized gain on investment transactions and foreign currency transactions	(34,281,947)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	41,091,689
Net accretion of bond discount and amortization of bond premium	16,724,767
Inflation index adjustment	(459,534)
Decrease in receivable for investments sold	10,633,895
Increase in interest receivable	(17,526,792)
Increase in affiliated dividends receivable	(7,487)
Decrease in due from custodian	317,253
Decrease in cash collateral due from broker	957,860
Increase in payable for investments purchased	46,288,341
Increase in cash collateral due to broker	312,000
Increase in advisory fee payable	251,474
Increase in administrative fee payable	1,354
Increase in Transfer Agent fee payable	31,665
Increase in distribution fee payable	76,118
Increase in directors’ fees payable	2,295
Increase in accrued expenses	331,813
Proceeds from options written, net	10,531,693
Proceeds from swaptions written, net	1,187,562
Proceeds on swaps, net	18,778,133
Proceeds for exchange-traded derivatives settlements	9,221,403
Total adjustments		(971,377,568)

Net decrease in cash from operating activities		$(917,026,328)

Cash flows from financing activities
Repurchase of Shares	1,055,699,216
Cash dividends paid (net of dividend reinvestments)*	(28,824,661)
Repayment of reverse repurchase agreements	(100,862,463)

Net increase in cash from financing activities		926,012,092
Effect of exchange rate on cash		(1,223,669)

See notes to financial statements.

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STATEMENT OF CASH FLOWS (continued)

Net increase in cash		$7,762,095
Net change in cash
Cash at beginning of year		1,432,181

Cash at end of year		$9,194,276

* Reinvestment of dividends	$31,931,750
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$3,369,582

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) that was effective at the close of business April 21, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors (the “Board”) and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,252,600,881	$	– 0	–	$1,252,600,881
Corporates – Non-Investment Grade		– 0	–	294,933,844		8,839,957	(a)	303,773,801
Emerging Markets – Treasuries		– 0	–	128,569,453		– 0	–	128,569,453
Collateralized Mortgage Obligations		– 0	–	117,424,673		5,300,000		122,724,673
Local Governments – Provincial Bonds		– 0	–	93,773,437		– 0	–	93,773,437
Corporates – Investment Grade		– 0	–	74,770,475		– 0	–	74,770,475

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets –Sovereigns	$	– 0	–	$59,147,176		$	– 0	–	$59,147,176
Asset-Backed Securities		– 0	–	29,279,892			23,774,688		53,054,580
Emerging Markets – Corporate Bonds		– 0	–	46,958,562			253,685		47,212,247
Agencies		– 0	–	43,610,262			– 0	–	43,610,262
Commercial Mortgage-Backed Securities		– 0	–	264			41,690,886		41,691,150
Governments – Sovereign Agencies		– 0	–	27,117,098			– 0	–	27,117,098
Quasi-Sovereigns		– 0	–	17,072,393			– 0	–	17,072,393
Collateralized Loan Obligations		– 0	–	– 0	–		14,845,194		14,845,194
Whole Loan Trusts		– 0	–	– 0	–		10,733,694		10,733,694
Inflation-Linked Securities		– 0	–	10,726,184			– 0	–	10,726,184
Common Stocks		1,034,719		– 0	–		3,352,486		4,387,205
Local Governments – Regional Bonds		– 0	–	3,698,990			– 0	–	3,698,990
Preferred Stocks		– 0	–	– 0	–		3,578,937		3,578,937
Local Governments – US Municipal Bonds		– 0	–	3,072,563			– 0	–	3,072,563
Bank Loans		– 0	–	629,795			2,077,333		2,707,128
Investment Companies		– 0	–	– 0	–		– 0	–	– 0	–
Options Purchased – Calls		– 0	–	289,215			– 0	–	289,215
Options Purchased – Puts		– 0	–	132,571			– 0	–	132,571
Mortgage Pass-Throughs		– 0	–	33,755			– 0	–	33,755
Warrants		3,061		– 0	–		– 0	–(a)	3,061
Short-Term Investments		79,428,174		– 0	–		– 0	–	79,428,174
Investments valued at NAV(b)		– 0	–	– 0	–		– 0	–	1,257,250

Total Investments in Securities		80,465,954		2,203,841,483			114,446,860		2,400,011,547
Other Financial Instruments(c):
Assets:
Futures		2,529,237		– 0	–		– 0	–	2,529,237	(d)
Forward Currency Exchange Contracts		– 0	–	26,336,653			– 0	–	26,336,653
Centrally Cleared Credit Default Swaps		– 0	–	364,296			– 0	–	364,296	(d)
Centrally Cleared Interest Rate Swaps		– 0	–	453,607			– 0	–	453,607	(d)
Variance Swaps		– 0	–	218,895			– 0	–	218,895
Liabilities:
Futures		(8,349,627)		– 0	–		– 0	–	(8,349,627	)(d)
Forward Currency Exchange Contracts		– 0	–	(13,659,530)			– 0	–	(13,659,530)
Credit Default Swaptions Written		– 0	–	(101,644)			– 0	–	(101,644)
Currency Options Written		– 0	–	(5,449,140)			– 0	–	(5,449,140)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$(1,403,034)	$	– 0	–	$(1,403,034	)(d)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,136,946)		– 0	–	(2,136,946	)(d)
Credit Default Swaps		– 0	–	(19,726,305)		– 0	–	(19,726,305)

Total(e)		$74,645,564		$2,188,738,335		$114,446,860		$2,379,088,009

(a)	The Fund held securities with zero market value at period end.

(b)	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments with a fair value of $1,257,250 have not been categorized in the fair value hierarchy.

(c) Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums and options written which are valued at market value.

(d) Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(e) There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Collateralized Mortgage Obligations			Asset-Backed Securities
Balance as of 10/31/16	$4,215,547			$3,977,389		$3,522,021
Accrued discounts/(premiums)	285,028			– 0	–	15,960
Realized gain (loss)	(378,523)			1		(355,520)
Change in unrealized appreciation/depreciation	550,721			(32,348)		264,605
Purchases/Payups	5,628,456			5,300,000		23,965,161
Sales/Paydowns	(2,474,523)			(3,945,042)		(2,389,158)
Reclassification	– 0	–		– 0	–	(1,977,000)
Transfers in to Level 3	1,013,251			– 0	–	728,619
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/17	$8,839,957			$5,300,000		$23,774,688

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$128,186		$	– 0	–	$264,605

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NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets - Corporate Bonds		Commercial Mortgage-Backed Securities		Collateralized Loan Obligations
Balance as of 10/31/16	$447,328		$48,863,351		$	– 0	–
Accrued discounts/(premiums)	(2,182)		125,039			7,261
Realized gain (loss)	(590)		(805,805)			– 0	–
Change in unrealized appreciation/depreciation	(116,823)		1,693,952			224,498
Purchases/Payups	– 0	–	2,235,000			12,636,435
Sales/Paydowns	(74,048)		(10,420,651)			– 0	–
Reclassification	– 0	–	– 0	–		1,977,000
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/17	$253,685		$41,690,886			$14,845,194

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$(116,823)		$503,952			$224,498

	Whole Loan Trusts		Common Stocks		Preferred Stocks
Balance as of 10/31/16	$20,704,736		$1,428,957		$	– 0	–
Accrued discounts/(premiums)	57,156		– 0	–		– 0	–
Realized gain (loss)	(1,777,835)		(205,316)			– 0	–
Change in unrealized appreciation/depreciation	(1,139,385)		(289,797)			442,510
Purchases/Payups	(12,881)		2,489,288			4,466,745
Sales/Paydowns	(7,098,097)		(70,646)			(1,330,318)
Reclassification	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/17	$10,733,694		$3,352,486			$3,578,937

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$(1,139,385)		$(201,489)			$442,510

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NOTES TO FINANCIAL STATEMENTS (continued)

	Bank Loans		Warrants(a)			Total
Balance as of 10/31/16	$227,922			$–0	–	$83,387,251
Accrued discounts/(premiums)	197			– 0	–	488,459
Realized gain (loss)	(1,536,360)			– 0	–	(5,059,948)
Change in unrealized appreciation/depreciation	1,490,461			– 0	–	3,088,394
Purchases/Payups	2,146,481			– 0	–	58,854,685
Sales/Paydowns	(251,368)			– 0	–	(28,053,851)
Reclassification	– 0	–		– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	1,741,870
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/17	$2,077,333		$	– 0	–	$114,446,860	(c)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(b)	$(34,864)		$	– 0	–	$71,190

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2017. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/17			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$0.00 / NA
		$210,467		Recovery Analysis	Collateral Value	$100.00 / NA

$210,467

Whole Loan Trusts		$2,844,263		Discounted Cash Flow	Level Yield	92.50% / NA
		$2,431,466		Market- Approach	Underlying NAV of the collateral	$84.32 / NA
		$1,425,094		Recovery Analysis	Delinquency Rate	<4% / NA
		$1,019,161		Recovery Analysis	Cumulative Loss	<20%
		$380,987		Recovery Analysis	Cumulative Loss	<20%
		$359,829		Recovery Analysis	Delinquency Rate Collateralization	<4% / NA 1.1X / NA
		$327,564		Discounted Cash Flow	Level Yield	$53.93 / NA

$8,788,364

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	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Input
Common Stocks	$1,175,596	Market- Approach	EBITDA* Projection EBITDA* Multiples	$96.00MM / NA 8.5X-9.5X / 9.0X
	$942,251	Market- Approach	EBITDA* Projection EBITDA* Multiples	$237.2MM / NA 6.9X-8.9X / 7.9X

	$2,117,847

Preferred Stocks	$1,176,290	Market- Approach	EBITDA* Projection EBITDA* Multiples	$96.00MM / NA 8.5X-9.5X / 9.0X

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in level yield, cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in collateral value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

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in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Redemption Fees

The Fund imposed a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financials statements as a component of additional paid-in capital. The fee was effective until July 22, 2016.

10. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31. Accordingly, the statement of operations, statement of changes in net assets, statement of cash flows and the Advisor Class financial highlights reflect the ten months from January 1, 2016 to October 31, 2016. The financial highlights for Class A and Class C reflect the period from April 21, 2016 (inception date) to October 31, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 29, 2017, the fee was reduced from .60% to .45 of the first $2.5 billion of the Fund’s average daily net assets, from .55% to .40% of the excess over $2.5 billion up to $5 billion and from .50% to .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed

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to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions cost), on an annual basis (the “Expense Caps”) to .77%, 1.52% and .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Effective January 29, 2017, the Expense Caps were reduced from .88% to .77%, 1.63% to 1.52%, and .63% to .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2016 are subject to repayment by the Fund until October 31, 2019; such waivers that are subject to repayment amount to $990,111. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before April 22, 2018. The Predecessor Fund did not have an Expense Cap. For the year ended October 31, 2017, such reimbursement/waivers amounted to $1,361,441. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Predecessor Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

During the year ended October 31, 2017, the Adviser reimbursed the Fund $346 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $65,061.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. Such compensation retained by ABIS amounted to $443,882 for the year ended October 31, 2017.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $57,304 from the sale of Class A shares and received $71 and $5,248 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively for the year ended October 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $29,559.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,471	$806,928	$739,971	$79,428	$99

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $121,163, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and

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promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $472,875 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,214,821,898	$250,785,315
U.S. government securities	473,897,668	416,771,708

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,400,964,917

Gross unrealized appreciation	$82,862,264
Gross unrealized depreciation	(86,835,395)

Net unrealized depreciation	$(3,973,131)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may

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purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original

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contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized

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loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At October 31, 2017, the maximum payments for written put options amounted to $10,759,767,775. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

At October 31, 2017, the maximum payments for written put swaptions amounted to $83,710,000, with net unrealized appreciation/depreciation of $145,261, and a term of less than one year, as reflected in the portfolio of investments.

During the year ended October 31, 2017, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held written options and swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to

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changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Fund held interest rate swaps for hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of

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a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2017, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2017, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

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default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended October 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,529,237	*	Receivable/Payable for variation margin on futures	$8,349,627	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	59,482	*	Receivable/Payable for variation margin on exchange traded swaps	354,718	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	453,607	*	Receivable/Payable for variation margin on exchange traded swaps	2,136,946	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	26,336,653		Unrealized depreciation on forward currency exchange contracts	13,659,530

Foreign exchange contracts	Investments in securities, at value	367,109

Equity contracts	Investments in securities, at value	54,677

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts			Options written, at value	$5,449,140

Credit contracts			Swaptions written, at value	101,644

Credit contracts			Unrealized depreciation on credit default swaps	4,852,610

Equity contracts	Unrealized appreciation on variance swaps	$218,895

Total		$30,019,660		$34,904,215

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$25,688,784	$(18,201,713)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	146,796	– 0	–

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,515,149	11,494,401

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(437,774)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(1,048,161)	$(564,526)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,039,668)	(130,886)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	5,063,099	(1,102,591)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,031,223	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	717,381	– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	255,161	145,261

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,359,801)	4,333,525

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,887,687)	(3,519,759)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$7,959,766	$218,895

Total		$35,574,268	$(7,327,393)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$584,321,879	(a)
Average original value of sale contracts	$343,379,908
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$302,796,519
Average principal amount of sale contracts	$559,016,747
Purchased Options:
Average monthly cost	$943,520
Options Written:
Average notional amount	$273,392,533
Swaptions Written:
Average notional amount	$70,374,610	(b)
Interest Rate Swaps:
Average notional amount	$32,111,529	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$162,454,643
Credit Default Swaps:
Average notional amount of sale contracts	$55,609,769
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$59,950,190
Average notional amount of sale contracts	$30,906,499
Total Return Swaps:
Average notional amount	$6,667,429	(d)
Variance Swaps:
Average notional amount	$826,373	(e)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for less than one month during the year.

(d)	Positions were open for four months during the year.

(e)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$1,162,746	$(310,533)	$	– 0	–	$	– 0	–	$852,213
Bank of America, NA	3,039,768	(1,787,635)	– 0	–	– 0	–	1,252,133
Barclays Bank PLC	1,883,563	(1,883,563)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	827,221	(827,221)	– 0	–	– 0	–	– 0	–
Citibank, NA	747,023	(747,023)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,207,535	(2,207,535)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	2,730,041	(2,730,041)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,844,896	(1,844,896)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	805,226	(9,277)	– 0	–	– 0	–	795,949
JPMorgan Chase Bank, NA	9,009,570	(2,762,012)	– 0	–	– 0	–	6,247,558
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	54,677	(54,677)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	849,099	(849,099)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	841,696	(516,780)	(312,000)	– 0	–	12,916
State Street Bank & Trust Co.	944,502	(309,503)	– 0	–	–0	–	634,999
UBS AG	29,771	– 0	–	– 0	–	– 0	–	29,771

Total	$26,977,334	$(16,839,795)	$(312,000)	$–0	–	$9,825,539	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$310,533	$(310,533)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	1,787,635	(1,787,635)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	2,511,442	(1,883,563)	– 0	–	(627,879)	– 0	–
BNP Paribas SA	1,423,613	(827,221)	– 0	–	(533,784)	62,608
Citibank, NA	3,629,836	(747,023)	– 0	–	(1,078,296)	1,804,517
Citigroup Global Markets, Inc.	2,500,748	– 0	–	– 0	–	(2,272,196)	228,552
Credit Suisse International	5,993,378	(2,730,041)	– 0	–	(3,369,154)	416,689
Deutsche Bank AG	4,329,614	(2,730,041)	– 0	–	(1,599,573)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	10,358,167	(1,844,896)	– 0	–	(8,513,271)	– 0	–
HSBC Bank USA	9,277	(9,277)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,762,012	(2,762,012)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	664,395	(54,677)	– 0	–	– 0	–	609,718
Royal Bank of Scotland PLC	1,829,686	(849,099)	– 0	–	– 0	–	980,587

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Standard Chartered Bank	$516,780	$(516,780)	$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	309,503	(309,503)		– 0	–		– 0	–		– 0	–

Total	$38,936,619	$(16,839,795)	$	– 0	–		$(17,994,153)			$4,102,671	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended October 31, 2017, the Fund had no transactions in dollar rolls.

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4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2017, the average amount of reverse repurchase agreements outstanding was $289,553,285 and the daily weighted average interest rate was 1.12%. At October 31, 2017, the Fund had reverse repurchase agreements outstanding in the amount of $369,385,692 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$1,516,525	$(1,516,525)	$	– 0	–
HSBC Bank USA	183,783,346	(183,752,409)		30,937
JP Morgan Chase Bank	184,085,821	(184,085,821)		– 0	–

Total	$369,385,692	$(369,354,755)		$30,937

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive

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payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the year ended October 31, 2017, the Fund had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the years ended December 31, 2015 and December 31, 2014, the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	For the Period January 1, 2016 to October 31, 2016(a)		Year Ended October 31, 2017	For the Period January 1, 2016 to October 31, 2016(a)

Class A(b)
Shares sold	23,455,002	299,970		$191,015,549	$2,441,972

Shares issued in reinvestment of dividends and distributions	161,151	1,566		1,312,042	12,705

Shares converted from Class C	11,746	– 0	–	95,630	– 0	–

Shares redeemed	(3,466,393)	(41,234)		(28,278,499)	(334,002)

Net increase	20,161,506	260,302		$164,144,722	$2,120,675

Class C(b)
Shares sold	7,657,205	139,491		$62,456,060	$1,134,187

Shares issued in reinvestment of dividends and distributions	58,798	533		479,345	4,327

Shares converted to Class A	(11,732)	– 0	–	(95,630)	– 0	–

Shares redeemed	(179,030)	(35)		(1,463,342)	(285)

Net increase	7,525,241	139,989		$61,376,433	$1,138,229

Advisor Class
Shares sold	134,693,611	1,526,459		$1,097,096,092	$12,542,792

Shares issued in reinvestment of dividends and distributions	3,720,533	1,556,770		30,140,363	12,608,123

Shares redeemed	(28,723,376)	(105,702,567)		(232,059,822)	(856,758,327)

Net increase (decrease)	109,690,768	(102,619,338)		$895,176,633	$(831,607,412)

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(b)	Inception date of April 21, 2016.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest

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rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

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exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 and year ended December 31, 2015 were as follows:

	2017		2016		2015
Distributions paid from:
Ordinary income	$60,370,948		$53,039,602		$107,568,721
Net long-term capital gains	– 0	–	– 0	–	3,863,457

Total taxable distributions	$60,370,948		$53,039,602		$111,432,178

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$20,428,559
Accumulated capital and other losses	(54,688,818	)(a)
Unrealized appreciation/(depreciation)	(4,651,856	)(b)

Total accumulated earnings/(deficit)	$(38,912,115	)(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $39,792,946. As of October 31, 2017, the cumulative deferred loss on straddles was $14,895,872.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net short-term capital loss carryforward of $1,316,731 and a net long-term capital loss carryforward of $38,476,215, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of partnership investments, foreign currency reclassifications, paydown gain/loss reclassifications, contributions from Affiliates, and the tax treatment of options resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition was completed at the close of business April 21, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of ($20,163,122) and unrealized appreciation on investments of $61,667,545, with a fair value of $2,379,923,538 and identified cost of $2,318,255,993.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2017	April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 8.08	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.36	.17	†
Net realized and unrealized gain on investment and foreign currency transactions	.05	.08
Contributions from Affiliates	.00 (d)	– 0	–

Net increase in net asset value from operations	.41	.25

Less: Dividends
Dividends from net investment income	(.40)	(.16)

Net asset value, end of period	$ 8.09	$ 8.08

Total Return
Total investment return based on net asset value(e)	5.17%	3.14	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$165,294	$2,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.03%	1.16	%^
Expenses, before waivers/reimbursements(f)	1.11%	1.37	%^
Net investment income(c)	4.42%	4.06	%^†
Portfolio turnover rate	42%	14%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31, 2017	April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 8.09	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.30	.14	†
Net realized and unrealized gain on investment and foreign currency transactions	.05	.09
Contributions from Affiliates	.00 (d)	– 0	–

Net increase in net asset value from operations	.35	.23

Less: Dividends
Dividends from net investment income	(.34)	(.13)

Net asset value, end of period	$ 8.10	$ 8.09

Total Return
Total investment return based on net asset value(e)	4.37%	2.85	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,121	$1,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.78%	1.90	%^
Expenses, before waivers/reimbursements(f)	1.87%	2.15	%^
Net investment income(c)	3.68%	3.34	%^†
Portfolio turnover rate	42%	14%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2017		January 1, 2016 to October 31, 2016(g)		Year Ended October 31,
					2015		2014		2013		2012

Net asset value, beginning of period	$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93

Income From Investment Operations
Net investment income(b)	.41	(c)†	.29	(c)†	.38		.42		.40		.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02		.22		(.41)		.19		(.71)		.57
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	.43		.51		(.03)		.61		(.31)		.97

Less: Dividends and Distributions
Dividends from net investment income	(.42)		(.28)		(.46)		(.45)		(.41)		(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)		– 0	–	(.04)		(.53)

Total dividends and distributions	(.42)		(.28)		(.51)		(.45)		(.45)		(1.01)

Redemption fee	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–
Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	.06		.05		– 0	–	– 0	–

Net asset value, end of period	$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89

Market value, end of period	N/A		N/A		$ 7.67		$ 7.47		$ 7.13		$ 8.10

Discount, end of period	N/A	%	N/A		(2.42)%		(10.43)%		(12.30)%		(8.89)%
Total Return
Total investment return based on:
Market value	N/A		N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)	13.80	%(h)
Net asset value	5.44	%(e)†	6.66	%(e)†	.70	%(h)	8.96	%(h)	(2.86	)%(h)	12.15	%(h)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,806		$916		$1,696		$1,902		$1,976		$2,159
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.81%		.88	%^	.75%		.67%		.63%		.64%
Expenses, before waivers/reimbursements(f)	.93%		.96	%^	.75%		.67%		.63%		.64%
Net investment income	5.11	%(c)†	4.29	%(c)^†	4.57%		5.02%		4.74%		4.34%
Portfolio turnover rate	42%		14%		34%		32%		107%		58%

See footnote summary on page 108.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Year Ended October 31, 2017	January 1, 2016 to October 31, 2016(g)		Year Ended October 31,
				2015	2014	2013	2012

Class A
Net of waivers/reimbursements	.77%	.88	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.85%	1.09	%^	N/A	N/A	N/A	N/A
Class C
Net of waivers	1.52%	1.63	%^	N/A	N/A	N/A	N/A
Before waivers	1.61%	1.87	%^	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers	.54%	.61	%^	.61%	.61%	.57%	.55%
Before waivers	.65%	.69	%^	.61%	.61%	.57%	.55%

(g)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(h)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .003	.04%	.03%

^	Annualized.

See notes to financial statements.

108 | AB INCOME FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Income Fund, Inc. (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and the period January 1, 2016 to October 31, 2016 and the year ended December 31, 2015, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Income Fund, Inc., one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and the period January 1, 2016 to October 31, 2016 and the year ended December 31, 2015, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

abfunds.com	AB INCOME FUND | 109

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2017. For foreign shareholders, 46.93% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

110 | AB INCOME FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) (2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,(3)

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(4), Vice President

Gershon M. Distenfeld(4),
Vice President

Douglas J. Peebles(4), Vice President

Ashish Shah(4), Vice President

Matthew Sheridan(4), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles, Shah and Sheridan.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin##, + 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.## 85 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy##, + 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member at the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to March 2003.

Paul J. DeNoon 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Gershon M. Distenfeld 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Ashish C. Shah 74	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Matthew S. Sheridan 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800)227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Income Fund (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

Because the Fund commenced operations on April 21, 2016, the directors were unable to consider historical information about the profitability of the Fund for calendar years 2014 and 2015. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

At the Meeting, the directors reviewed information prepared by the Adviser showing performance of the Class A Shares against a broad-based

abfunds.com	AB INCOME FUND | 121

securities market index for the period from inception (April 21, 2016) through July 31, 2016. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 29, 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. Information regarding the Class A expense ratio of the Fund included the pro forma expense ratio to reflect a reduction in the expense cap by the Adviser effective January 29, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. [Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INCOME FUND | 123

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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TAXABLE

Bond Inflation Strategy

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

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Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

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Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1017

OCT    10.31.17

ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Bond Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 1

ANNUAL REPORT

December 13, 2017

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio for the annual reporting period ended October 31, 2017.

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE BOND PORTFOLIO[1]
Class A Shares	1.58%	1.68%
Class B Shares[2]	1.20%	0.92%
Class C Shares	1.11%	0.83%
Advisor Class Shares[3]	1.62%	1.84%
Class R Shares[3]	1.36%	1.34%
Class K Shares[3]	1.49%	1.59%
Class I Shares[3]	1.62%	1.93%
Class Z Shares[3]	1.71%	1.84%
Bloomberg Barclays US Aggregate Bond Index	1.58%	0.90%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended October 31, 2017, by 0.00% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The table above shows the Portfolio’s performance compared with its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2017.

During the 12-month period, all share classes of the Portfolio except Class C shares outperformed the benchmark, before sales charges. Industry allocation contributed to relative performance, primarily because of an overweight position in collateralized mortgage obligations. Security selection was also positive, as gains from selections within banking and Treasuries more than offset losses from selection in mortgage-backed

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securities agencies. Yield-curve positioning detracted, particularly along the intermediate portion of the curve, though the Portfolio’s shorter-than-benchmark duration contributed. Currency positioning was a modest negative.

During the six-month period, Class B, C, R and K shares of the Portfolio underperformed the benchmark, before sales charges, while Class I, Z and Advisor Class shares outperformed, and Class A shares performed in-line. Yield-curve positioning detracted from relative performance, though the Portfolio’s overall shorter-than-benchmark duration contributed. Security selection detracted, specifically due to losses in the commercial mortgage-backed securities sector. Currency positioning was a modest negative as well. Industry allocation contributed, primarily because of an overweight to collateralized mortgage obligations and an underweight in Treasuries.

During both periods, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which overall detracted from performance. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Purchased options were utilized to hedge market risk in the 12-month period, which had an immaterial impact on returns. Interest rate swaptions were used to hedge interest rate risk in the 12-month period, which had an immaterial impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 3

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

10/31/2007 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Bond Portfolio Class A shares (from 10/31/2007 to 10/31/2017) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			1.72%
1 Year	1.68%	-2.65%
5 Years	2.49%	1.60%
10 Years	4.40%	3.95%
CLASS B SHARES			1.03%
1 Year	0.92%	-2.05%
5 Years	1.74%	1.74%
10 Years[2]	3.98%	3.98%
CLASS C SHARES			1.06%
1 Year	0.83%	-0.16%
5 Years	1.74%	1.74%
10 Years	3.66%	3.66%
ADVISOR CLASS SHARES[3]			2.05%
1 Year	1.84%	1.84%
5 Years	2.75%	2.75%
10 Years	4.69%	4.69%
CLASS R SHARES[3]			1.42%
1 Year	1.34%	1.34%
5 Years	2.25%	2.25%
10 Years	4.16%	4.16%
CLASS K SHARES[3]			1.71%
1 Year	1.59%	1.59%
5 Years	2.50%	2.50%
10 Years	4.42%	4.42%
CLASS I SHARES[3]			2.11%
1 Year	1.93%	1.93%
5 Years	2.75%	2.75%
10 Years	4.70%	4.70%
CLASS Z SHARES[3]			2.14%
1 Year	1.84%	1.84%
Since Inception[4]	3.25%	3.25%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.81%, 1.78%, 0.78%, 1.38%, 1.09%, 0.76% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively.

(footnotes continued on next page)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 4/25/2014.

10 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.23%
5 Years	1.68%
10 Years	4.00%
CLASS B SHARES
1 Year	-2.66%
5 Years	1.82%
10 Years[1]	4.02%
CLASS C SHARES
1 Year	-0.69%
5 Years	1.83%
10 Years	3.72%
ADVISOR CLASS SHARES[2]
1 Year	1.29%
5 Years	2.86%
10 Years	4.76%
CLASS R SHARES[2]
1 Year	0.79%
5 Years	2.33%
10 Years	4.23%
CLASS K SHARES[2]
1 Year	1.04%
5 Years	2.59%
10 Years	4.49%
CLASS I SHARES[2]
1 Year	1.39%
5 Years	2.86%
10 Years	4.76%
CLASS Z SHARES[2]
1 Year	1.20%
Since Inception[3]	3.29%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 4/25/2014.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,015.80	$3.91	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class B
Actual	$1,000	$1,012.00	$7.71	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$1,011.10	$7.70	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,016.20	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,013.60	$5.18	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,014.90	$3.91	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,016.20	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$1,017.10	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $360.1

TOP TEN SECTORS (including derivatives)1

Mortgage Pass-Throughs	20.2%
Corporates – Investment Grade	19.7
Governments – Treasuries[2]	13.1
Asset-Backed Securities	12.8
Commercial Mortgage-Backed Securities[3]	10.1
Agency Discount Notes	7.7
Collateralized Mortgage Obligations	7.3
Inflation-Linked Securities	5.5
Corporates – Non-Investment Grade[3]	3.9
Interest Rate Swaps[4]	-1.3

SECTOR BREAKDOWN (excluding derivatives)5

Mortgage Pass-Throughs	18.3%	Emerging Markets – Treasuries	0.7%
Corporates – Investment Grade	17.5	Emerging Markets – Corporate Bonds	0.5
Governments – Treasuries	12.1	Local Governments – US Municipal Bonds	0.4
Asset-Backed Securities	11.3	Quasi-Sovereigns	0.4
Commercial Mortgage-Backed Securities	8.2	Common Stocks	0.2
Collateralized Mortgage Obligations	6.5	Other	0.2
Inflation-Linked Securities	4.8	Short-Term	15.2
Corporates – Non-Investment Grade	3.7		100.0%

1	All data are as of October 31, 2017. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5	All data are as of October 31, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Emerging Markets – Sovereigns and Governments – Sovereign Bonds.

14 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 20.6%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.532% (LIBOR 12 Month + 2.00%), 1/01/37(a)	U.S.$	30		$31,138

Agency Fixed Rate 15-Year – 1.6%
Federal National Mortgage Association 2.50%, 8/01/31-2/01/32		2,144		2,156,071
Series 2016 2.50%, 11/01/31-12/01/31		3,735		3,756,488

				5,912,559

Agency Fixed Rate 30-Year – 18.4%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		241		268,501
Series 2007 5.50%, 7/01/35		33		36,230
Series 2017 4.00%, 7/01/44		1,321		1,395,379
4.00%, 2/01/46		1,673		1,766,850
Federal National Mortgage Association 3.50%, 11/01/47, TBA		26,953		27,704,735
4.00%, 11/25/47, TBA		12,320		12,930,224
4.50%, 1/01/39-4/01/47		8,266		8,855,497
Series 2003 5.50%, 4/01/33-7/01/33		238		264,000
Series 2004 5.50%, 4/01/34-11/01/34		135		149,720
Series 2005 5.50%, 2/01/35		99		109,625
Series 2007 4.00%, 12/01/40-10/01/43		2,671		2,822,265
5.50%, 1/01/35		639		710,373
5.50%, 8/01/37		447		496,808
Government National Mortgage Association 3.00%, 4/20/46-5/20/46		1,316		1,333,066
3.50%, 11/01/47, TBA		6,990		7,251,033
Series 1990 9.00%, 12/15/19		– 0	–**	4
Series 1999 8.15%, 9/15/20		20		21,199

				66,115,509

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Agency Fixed Rate Programs – 0.6%
Federal National Mortgage Association 2.50%, 5/01/22	U.S.$	180	$181,567
4.50%, 4/01/28-4/01/34		1,779	1,902,029

			2,083,596

Total Mortgage Pass-Throughs (cost $74,065,062)			74,142,802

CORPORATES – INVESTMENT GRADE – 19.7%
Financial Institutions – 9.8%
Banking – 8.5%
ABN AMRO Bank NV 4.75%, 7/28/25(b)		200	212,360
Banco Santander SA 3.50%, 4/11/22		400	409,356
Bank of America Corp. 2.881%, 4/24/23		900	903,069
3.824%, 1/20/28		905	932,376
Series G 3.593%, 7/21/28		890	899,844
Barclays PLC 3.65%, 3/16/25		389	391,081
BNP Paribas SA 3.80%, 1/10/24(b)		347	360,464
Series E 2.25%, 1/11/27(b)	EUR	345	422,678
BPCE SA 5.70%, 10/22/23(b)	U.S.$	230	256,857
Capital One Financial Corp. 3.30%, 10/30/24		901	902,343
Citigroup, Inc. 3.668%, 7/24/28		1,240	1,254,558
3.70%, 1/12/26		1,000	1,030,770
Compass Bank 2.875%, 6/29/22		895	889,021
5.50%, 4/01/20		1,339	1,419,407
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,453,760
Credit Agricole SA/London 4.125%, 1/10/27(b)		387	405,448
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		600	622,008
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		710	702,318

16 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.75%, 5/22/25	U.S.$	254	$261,615
3.85%, 7/08/24		905	943,245
Series D 6.00%, 6/15/20		1,282	1,400,277
HSBC Holdings PLC 4.041%, 3/13/28		1,965	2,058,397
JPMorgan Chase & Co. 3.22%, 3/01/25		890	899,309
3.54%, 5/01/28		1,615	1,633,201
Lloyds Banking Group PLC 3.75%, 1/11/27		920	937,489
4.65%, 3/24/26		366	388,377
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		234	243,582
Morgan Stanley 3.591%, 7/22/28		1,500	1,511,190
5.625%, 9/23/19		478	508,339
Series G 5.50%, 7/24/20		590	639,696
Nationwide Building Society 4.00%, 9/14/26(b)		950	960,241
Santander Holdings USA, Inc. 4.40%, 7/13/27(b)		890	916,780
Santander Issuances SAU 3.25%, 4/04/26(b)	EUR	300	387,528
5.179%, 11/19/25	U.S.$	600	648,444
Santander UK PLC 5.00%, 11/07/23(b)		500	541,120
UBS AG/Stamford CT 7.625%, 8/17/22		620	733,776
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		436	459,679
US Bancorp Series J 5.30%, 4/15/27(c)		380	416,898
Wells Fargo & Co. 3.069%, 1/24/23		712	721,292

			30,678,193

Insurance – 1.1%
American International Group, Inc. 8.175%, 5/15/58		940	1,281,239
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(b)		542	776,334
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		110	118,386
Lincoln National Corp. 8.75%, 7/01/19		111	122,771

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife Capital Trust IV 7.875%, 12/15/37(b)	U.S.$	699	$940,218
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		246	411,135
XLIT Ltd. 3.25%, 6/29/47	EUR	199	233,553

			3,883,636

REITS – 0.2%
Trust F/1401 5.25%, 1/30/26(b)	U.S.$	565	602,447

			35,164,276

Industrial – 9.4%
Basic – 1.2%
Anglo American Capital PLC 3.75%, 4/10/22(b)		200	206,054
Eastman Chemical Co. 3.80%, 3/15/25		220	229,062
Glencore Funding LLC 4.125%, 5/30/23(b)		516	540,355
Minsur SA 6.25%, 2/07/24(b)		335	371,850
Mosaic Co. (The) 5.625%, 11/15/43		244	255,366
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		1,607	1,623,070
Vale Overseas Ltd. 6.875%, 11/21/36		495	589,594
Yamana Gold, Inc. 4.95%, 7/15/24		339	349,516

			4,164,867

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		540	578,610
General Electric Co. Series D 5.00%, 1/21/21(c)		187	194,975

			773,585

Communications - Media – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		740	786,946
Cox Communications, Inc. 2.95%, 6/30/23(b)		233	230,290
Time Warner Cable LLC 4.50%, 9/15/42		230	213,472

18 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 2/01/20	U.S.$	740	$778,813

			2,009,521

Communications - Telecommunications – 2.0%
AT&T, Inc. 3.40%, 5/15/25		1,610	1,590,905
4.125%, 2/17/26		1,161	1,190,698
5.15%, 2/14/50		395	389,142
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	107,237
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(b)	U.S.$	400	405,320
Verizon Communications, Inc. 2.625%, 8/15/26		988	932,237
3.50%, 11/01/24		2,015	2,062,252
5.50%, 3/16/47		485	535,324

			7,213,115

Consumer Cyclical - Automotive – 0.9%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	610,206
5.875%, 8/02/21		1,291	1,438,871
General Motors Co. 3.50%, 10/02/18		340	345,029
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	566,961
3.25%, 5/15/18		43	43,337
4.00%, 1/15/25		106	108,575
4.30%, 7/13/25		135	139,942

			3,252,921

Consumer Non-Cyclical – 1.1%
Becton Dickinson and Co. 3.734%, 12/15/24		180	184,817
Biogen, Inc. 4.05%, 9/15/25		683	725,496
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		6	6,590
Mylan NV 3.125%, 11/22/28(b)	EUR	344	429,792
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	680	625,610
3.15%, 10/01/26		1,267	1,121,206
Tyson Foods, Inc. 2.65%, 8/15/19		164	165,694

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.95%, 8/15/24	U.S.$	541	$571,291

			3,830,496

Energy – 1.3%
Cenovus Energy, Inc. 3.00%, 8/15/22		42	41,563
5.70%, 10/15/19		169	179,140
Ecopetrol SA 5.875%, 5/28/45		245	243,162
Encana Corp. 3.90%, 11/15/21		415	429,550
Energy Transfer LP 6.70%, 7/01/18		411	423,498
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	141,826
5.75%, 9/01/20		420	451,521
Enterprise Products Operating LLC 5.20%, 9/01/20		235	254,136
Hess Corp. 4.30%, 4/01/27		648	652,206
Noble Energy, Inc. 3.90%, 11/15/24		463	476,691
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		594	582,839
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		482	518,068
Williams Partners LP 4.125%, 11/15/20		403	421,353

			4,815,553

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(b)		530	562,462

Services – 0.4%
Expedia, Inc. 3.80%, 2/15/28(b)		636	618,904
S&P Global, Inc. 4.40%, 2/15/26		584	630,703
Total System Services, Inc. 3.75%, 6/01/23		116	119,458

			1,369,065

Technology – 1.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	232,498

20 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(b)	U.S.$	181	$186,890
3.875%, 1/15/27(b)		395	406,431
Dell International LLC/EMC Corp. 5.45%, 6/15/23(b)		865	949,597
6.02%, 6/15/26(b)		145	161,875
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		629	628,358
HP, Inc. 4.65%, 12/09/21		266	286,934
KLA-Tencor Corp. 4.65%, 11/01/24		614	669,070
Lam Research Corp. 2.80%, 6/15/21		269	272,613
Motorola Solutions, Inc. 3.50%, 3/01/23		400	405,500
7.50%, 5/15/25		43	52,239
Seagate HDD Cayman 4.75%, 1/01/25		336	333,416
VMware, Inc. 2.95%, 8/21/22		283	283,914
Western Digital Corp. 7.375%, 4/01/23(b)		508	555,478

			5,424,813

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)		545	560,089

			33,976,487

Utility – 0.5%
Electric – 0.5%
Dominion Energy, Inc. 4.70%, 12/01/44		750	829,710
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		580	622,775
TECO Finance, Inc. 5.15%, 3/15/20		380	403,362

			1,855,847

Total Corporates – Investment Grade (cost $69,062,764)			70,996,610

GOVERNMENTS – TREASURIES – 13.6%
United States – 13.6%
U.S. Treasury Bonds 2.50%, 2/15/45-5/15/46		1,484	1,379,428

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.875%, 8/15/45-11/15/46	U.S.$	1,556	$1,557,250
3.00%, 5/15/45-5/15/47		2,876	2,948,986
3.125%, 8/15/44		10,677	11,227,217
4.375%, 2/15/38		960	1,215,300
4.50%, 2/15/36		416	532,289
5.375%, 2/15/31		1,444	1,924,356
U.S. Treasury Notes 1.00%, 12/31/17		4,261	4,259,668
1.50%, 8/15/26		900	839,627
1.625%, 2/15/26(d)		418	396,215
1.75%, 11/30/21		7,129	7,084,146
1.875%, 1/31/22-4/30/22		7,985	7,960,389
2.25%, 11/15/24-8/15/27		2,783	2,766,642
2.25%, 11/15/25(d)		3,979	3,964,378
2.375%, 8/15/24		1,040	1,050,865

Total Governments – Treasuries (cost $49,340,867)			49,106,756

ASSET-BACKED SECURITIES – 12.8%
Autos - Fixed Rate – 7.8%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		411	410,458
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,226	1,225,708
AmeriCredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		408	407,418
Series 2017-3, Class A2A 1.69%, 12/18/20		435	434,393
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		838	838,209
Series 2016-1A, Class A 2.99%, 6/20/22(b)		418	422,088
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		403	402,836
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		202	202,192
Series 2015-2, Class A3 1.31%, 8/15/19		52	51,690

22 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20	U.S.$	456	$455,015
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		429	429,938
Series 2016-AA, Class A3 1.77%, 10/15/20(b)		862	861,920
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(b)		97	97,141
Series 2016-C, Class E 8.39%, 9/15/23(b)		600	642,438
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(b)		550	566,876
Series 2017-D, Class A 1.87%, 3/15/21(b)		1,015	1,014,309
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(b)		392	392,300
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		377	377,050
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(b)		128	127,988
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		270	284,893
Series 2016-3A, Class A 1.84%, 11/16/20(b)		168	167,789
Series 2016-3A, Class D 6.40%, 7/17/23(b)		350	359,590
Series 2017-1A, Class D 6.20%, 11/15/23(b)		525	541,475
Series 2017-2A, Class A 2.11%, 6/15/21(b)		444	444,128
Series 2017-3A, Class A 2.05%, 12/15/21(b)		864	862,846
Series 2017-3A, Class C 3.68%, 7/17/23(b)		385	384,184
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	720,679

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)	U.S.$	290	$288,666
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		350	380,195
Series 2016-3, Class A1 1.61%, 12/15/19(b)		201	200,851
Series 2016-4, Class E 6.44%, 1/16/24(b)		565	583,731
Series 2017-2, Class A 1.85%, 7/15/21(b)		575	574,411
Series 2017-3, Class A 1.88%, 10/15/21(b)		575	573,470
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		322	324,296
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		906	904,096
Series 2016-1, Class A1 1.76%, 2/15/21		682	681,319
Series 2017-1, Class A1 2.07%, 5/15/22		710	709,920
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		564	564,016
Series 2015-3, Class A3 1.69%, 3/20/19		857	856,970
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		575	574,818
Series 2016-1, Class A1 1.96%, 5/17/21(b)		860	860,557
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		268	267,692
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(b)		386	386,754
Series 2015-3A, Class A 2.67%, 9/25/21(b)		180	179,012
Series 2016-1A, Class A 2.32%, 3/25/20(b)		678	677,230
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		2,370	2,368,239

24 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(b)	U.S.$	123	$122,966
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		134	133,753
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		894	894,557
Series 2016-3, Class A2 1.34%, 11/15/19		233	233,184
Series 2017-3, Class A2 1.67%, 6/15/20		416	415,633
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(b)		159	158,665
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)		950	947,110

			27,987,662

Other ABS - Fixed Rate – 2.4%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)		60	60,076
CLUB Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(b)(e)		700	703,622
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	616,036
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)(e)		206	206,629
Series 2017-1A, Class A 2.827%, 3/15/24(b)(e)		297	297,536
Series 2017-1A, Class C 6.658%, 3/15/24(b)(e)		750	768,997
Series 2017-2A, Class A 2.39%, 7/15/24(b)(e)		516	516,271
Series 2017-3A, Class A 2.36%, 12/15/24(b)(e)		314	314,105
Series 2017-3A, Class B 3.01%, 12/15/24(b)(e)		543	543,881
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(e)		215	216,367

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SBA Tower Trust 3.156%, 10/08/20(b)(e)	U.S.$	688	$696,607
SoFi Consumer Loan Program 2017-4 LLC Series 2017-4, Class B 3.59%, 5/26/26(b)(e)(f)		870	868,732
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(e)		414	417,271
Series 2016-3, Class A 3.05%, 12/26/25(b)(e)		461	464,645
Series 2017-1, Class A 3.28%, 1/26/26(b)(e)		378	383,007
Series 2017-2, Class A 3.28%, 2/25/26(b)(e)		527	533,591
Series 2017-3, Class A 2.77%, 5/25/26(b)(e)		436	437,506
Series 2017-5, Class A2 2.78%, 9/25/26(b)(e)		720	715,949

			8,760,828

Credit Cards - Fixed Rate – 1.5%
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21		703	703,010
Series 2015-4, Class A 1.72%, 8/16/21		630	630,037
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,054,978
Series 2015-3, Class A 1.74%, 9/15/21		859	859,264
Series 2016-1, Class A 2.04%, 3/15/22		544	545,487
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		570	570,096
Series 2016-B, Class A 1.44%, 6/15/22		416	415,084
Series 2017-B, Class A 1.98%, 6/15/23		685	684,541

			5,462,497

Autos - Floating Rate – 0.6%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.739% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		997	999,555

26 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.739% (LIBOR 1 Month + 0.50%), 1/20/20(a)	U.S.$	1,073	$1,073,192

			2,072,747

Credit Cards - Floating Rate – 0.5%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.589% (LIBOR 1 Month + 0.35%), 8/17/20(a)		964	964,867
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.719% (LIBOR 1 Month + 0.48%), 2/15/22(a)		681	682,150

			1,647,017

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)		76	76,473

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.363% (LIBOR 1 Month + 1.13%), 12/25/32(a)(e)		39	37,871

Total Asset-Backed Securities (cost $45,859,910)			46,045,095

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.2%
Non-Agency Fixed Rate CMBS – 7.9%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(e)		296	295,650
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		890	896,772
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		735	743,601

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)	U.S.$	1,305	$1,339,610
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.873%, 9/10/45(b)(e)		633	564,474
Series 2013-GC17, Class D 5.103%, 11/10/46(b)(e)		565	539,927
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,223	1,238,255
Series 2015-GC35, Class A4 3.818%, 11/10/48		340	359,365
Series 2016-C1, Class A4 3.209%, 5/10/49		1,359	1,381,913
Series 2016-GC36, Class A5 3.616%, 2/10/49		425	442,968
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		393	385,558
Series 2015-CR24, Class A5 3.696%, 8/10/48		430	452,983
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,045	1,105,423
Series 2015-PC1, Class A5 3.902%, 7/10/50		685	725,939
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		332	343,492
Series 2015-C3, Class A4 3.718%, 8/15/48		573	602,526
Series 2015-C4, Class A4 3.808%, 11/15/48		1,450	1,529,414
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		1,163	1,173,669
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		766	761,450
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		266	266,110
Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)		183	183,865
Series 2007-CB19, Class AM 5.795%, 2/12/49(e)		22	21,978

28 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2011-C5, Class D 5.408%, 8/15/46(b)(e)	U.S.$	127	$128,576
Series 2012-C6, Class D 5.136%, 5/15/45(e)		690	704,277
Series 2012-C6, Class E 5.136%, 5/15/45(b)(e)		389	346,151
JPMBB Commercial Mortgage Securities Trust Series 2015-C30, Class A5 3.822%, 7/15/48		425	449,941
Series 2015-C31, Class A3 3.801%, 8/15/48		1,009	1,067,320
Series 2015-C32, Class C 4.668%, 11/15/48(e)		540	546,453
Series 2015-C33, Class A4 3.77%, 12/15/48		1,050	1,104,320
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		219	175,154
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		101	101,390
Series 2015-3, Class A2 2.729%, 4/20/48(b)		584	585,364
Series 2016-4, Class A2 2.579%, 3/10/49(b)		615	606,745
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)		365	364,504
Series 2016-UB12, Class A4 3.596%, 12/15/49		660	687,069
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.39%, 11/01/31(e)(g)(h)		501	5
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,112,181
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,040	1,077,187
Series 2015-SG1, Class C 4.47%, 9/15/48(e)		516	512,230
Series 2016-LC25, Class C 4.436%, 12/15/59(e)		545	539,692
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	893,183
Series 2016-NXS6, Class C 4.31%, 11/15/49(e)		600	612,432

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.289%, 3/15/45(b)(h)	U.S.$	8,157	$413,204
Series 2013-C14, Class A5 3.337%, 6/15/46		655	677,547
Series 2014-C20, Class A2 3.036%, 5/15/47		546	552,783

			28,612,650

Non-Agency Floating Rate CMBS – 1.3%
BX Trust SLCT Series 2017-IMC, Class A 2.30% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)		805	806,777
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 5.835% (LIBOR 1 Month + 4.60%), 11/15/33(a)(b)(e)		450	454,215
Great Wolf Trust Series 2017-WOLF, Class A 2.089% (LIBOR 1 Month + 0.85%), 9/15/34(a)(b)		655	656,023
H/2 Asset Funding NRE Series 2015-1A 2.887% (LIBOR 1 Month + 1.65%), 6/24/49(a)(e)(g)		334	334,295
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.939% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		728	731,213
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 3.109% (LIBOR 1 Month + 1.87%), 8/15/26(a)(b)		202	202,128
Series 2015-XLF2, Class SNMA 3.189% (LIBOR 1 Month + 1.95%), 11/15/26(a)(b)		229	227,253
Starwood Retail Property Trust Series 2014-STAR, Class A 2.459% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		1,179	1,179,283

			4,591,187

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO Zero Coupon, 7/16/46(f)(h)		864	9

30 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Total Commercial Mortgage-Backed Securities (cost $33,207,901)			$33,203,846

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.3%
Risk Share Floating Rate – 4.5%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738% (6.50% + LIBOR 1 Month), 4/25/26(a)(g)	U.S.$	256	262,101
Bellemeade Re Ltd. Series 2017-1, Class M1 2.738% (LIBOR 1 Month + 1.70%), 10/25/27(a)(b)(e)		550	550,000
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.488% (LIBOR 1 Month + 4.25%), 11/25/23(a)		1,040	1,146,941
Series 2014-DN3, Class M3 5.238% (LIBOR 1 Month + 4.00%), 8/25/24(a)		838	901,407
Series 2014-DN4, Class M3 5.788% (LIBOR 1 Month + 4.55%), 10/25/24(a)		276	300,209
Series 2014-HQ3, Class M3 5.988% (LIBOR 1 Month + 4.75%), 10/25/24(a)		820	904,540
Series 2015-DNA1, Class M3 4.538% (LIBOR 1 Month + 3.30%), 10/25/27(a)		265	294,545
Series 2015-DNA2, Class M2 3.838% (LIBOR 1 Month + 2.60%), 12/25/27(a)		616	628,089
Series 2015-DNA3, Class M3 5.938% (LIBOR 1 Month + 4.70%), 4/25/28(a)		280	325,024
Series 2015-HQA1, Class M2 3.888% (LIBOR 1 Month + 2.65%), 3/25/28(a)		444	454,003
Series 2015-HQA2, Class M3 6.038% (LIBOR 1 Month + 4.80%), 5/25/28(a)		500	574,952
Series 2016-DNA1, Class M3 6.788% (LIBOR 1 Month + 5.55%), 7/25/28(a)		330	384,633

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.438% (LIBOR 1 Month + 1.20%), 7/25/24(a)	U.S.$	10	$9,769
Series 2014-C04, Class 1M2 6.138% (LIBOR 1 Month + 4.90%), 11/25/24(a)		480	545,248
Series 2014-C04, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 11/25/24(a)		160	179,887
Series 2015-C01, Class 1M2 5.538% (LIBOR 1 Month + 4.30%), 2/25/25(a)		282	303,453
Series 2015-C01, Class 2M2 5.788% (LIBOR 1 Month + 4.55%), 2/25/25(a)		362	386,799
Series 2015-C02, Class 1M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(a)		510	545,971
Series 2015-C02, Class 2M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(a)		358	378,729
Series 2015-C03, Class 1M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(a)		628	693,503
Series 2015-C03, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(a)		634	693,072
Series 2015-C04, Class 1M2 6.938% (LIBOR 1 Month + 5.70%), 4/25/28(a)		863	972,988
Series 2015-C04, Class 2M2 6.788% (LIBOR 1 Month + 5.55%), 4/25/28(a)		620	686,495
Series 2016-C01, Class 1M2 7.988% (LIBOR 1 Month + 6.75%), 8/25/28(a)		982	1,160,571
Series 2016-C01, Class 2M2 8.188% (LIBOR 1 Month + 6.95%), 8/25/28(a)		478	564,707
Series 2016-C02, Class 1M2 7.238% (LIBOR 1 Month + 6.00%), 9/25/28(a)		539	622,881
Series 2016-C03, Class 2M2 7.138% (LIBOR 1 Month + 5.90%), 10/25/28(a)		881	1,010,448

32 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.488% (4.25% + LIBOR 1 Month), 11/25/24(a)(g)	U.S.$	97	$105,215
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.488% (5.25% + LIBOR 1 Month), 11/25/25(a)(g)		393	446,040
Series 2015-WF1, Class 2M2 6.738% (5.50% + LIBOR 1 Month), 11/25/25(a)(g)		104	123,975

			16,156,195

Agency Floating Rate – 1.4%
Federal Home Loan Mortgage Corp. Series 4116, Class LS 4.961% (LIBOR 1 Month + 6.20%), 10/15/42(a)(i)		1,711	361,477
Series 4719, Class JS 4.911% (LIBOR 1 Month + 6.15%), 9/15/47(a)(i)		1,986	375,220
Federal National Mortgage Association REMICs Series 2011-131, Class ST 5.302% (LIBOR 1 Month + 6.54%), 12/25/41(a)(i)		1,212	253,698
Series 2012-70, Class SA 5.312% (LIBOR 1 Month + 6.55%), 7/25/42(a)(i)		2,229	490,144
Series 2015-90, Class SL 4.912% (LIBOR 1 Month + 6.15%), 12/25/45(a)(i)		2,487	494,765
Series 2016-77, Class DS 4.762% (LIBOR 1 Month + 6.00%), 10/25/46(a)(i)		2,472	459,654
Series 2017-16, Class SG 4.812% (LIBOR 1 Month + 6.05%), 3/25/47(a)(i)		2,448	517,725
Series 2017-26, Class TS 4.712% (LIBOR 1 Month + 5.95%), 4/25/47(a)(i)		2,260	500,490
Series 2017-62, Class AS 4.912% (LIBOR 1 Month + 6.15%), 8/25/47(a)(i)		2,328	487,510
Series 2017-81, Class SA 4.962% (LIBOR 1 Month + 6.20%), 10/25/47(a)(i)		2,377	542,464

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2017-65, Class ST 4.911% (LIBOR 1 Month + 6.15%), 4/20/47(a)(i)	U.S.$	2,386	$509,308

			4,992,455

Non-Agency Fixed Rate – 1.0%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		197	178,392
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		122	118,831
Series 2006-24CB, Class A16 5.75%, 6/25/36		357	300,998
Series 2006-28CB, Class A14 6.25%, 10/25/36		247	207,561
Series 2006-J1, Class 1A13 5.50%, 2/25/36		207	188,669
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.953%, 5/25/35		363	366,200
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		105	91,422
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		360	298,756
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		329	282,170
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.593%, 7/25/36		677	600,984
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)		528	468,444
Series 2010-9, Class 7A6 6.00%, 5/26/37(b)		456	371,611
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		452	417,941

			3,891,979

34 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.4%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.428% (LIBOR 1 Month + 0.19%), 12/25/36(a)	U.S.$	755	$474,536
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.488% (LIBOR 1 Month + 0.25%), 3/25/35(a)		277	247,365
Impac Secured Assets Corp. Series 2005-2, Class A2D 1.668% (LIBOR 1 Month + 0.43%), 3/25/36(a)		386	311,227
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 1.578% (LIBOR 1 Month + 0.34%), 3/25/37(a)		736	245,592

			1,278,720

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.777%, 5/28/35(e)		65	60,816

Total Collateralized Mortgage Obligations (cost $25,300,927)			26,380,165

INFLATION-LINKED SECURITIES – 5.4%
Japan – 0.9%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	373,521	3,462,395

United States – 4.5%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)(d)	U.S.$	5,807	5,820,432
0.125%, 4/15/20 (TIPS)		1,688	1,693,597
0.25%, 1/15/25 (TIPS)		3,684	3,641,633
0.375%, 7/15/25 (TIPS)		5,014	5,007,303

			16,162,965

Total Inflation-Linked Securities (cost $19,857,040)			19,625,360

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 4.2%
Industrial – 2.8%
Basic – 0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)	U.S.$	331	$341,390
SPCM SA 4.875%, 9/15/25(b)		286	294,503

			635,893

Communications - Media – 0.1%
CSC Holdings LLC 6.75%, 11/15/21		120	132,257
SFR Group SA 5.375%, 5/15/22(b)	EUR	222	270,468

			402,725

Communications - Telecommunications – 0.8%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	300	420,858
CenturyLink, Inc. Series Y 7.50%, 4/01/24	U.S.$	243	258,119
Sprint Capital Corp. 6.90%, 5/01/19		970	1,021,488
Wind Acquisition Finance SA 6.50%, 4/30/20(b)		700	722,988
Windstream Services LLC 6.375%, 8/01/23		750	546,510

			2,969,963

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		379	389,351
Allison Transmission, Inc. 5.00%, 10/01/24(b)		216	225,240

			614,591

Consumer Cyclical - Other – 0.3%
International Game Technology PLC 6.25%, 2/15/22(b)		360	395,763
6.50%, 2/15/25(b)		520	585,447
KB Home 4.75%, 5/15/19		286	293,739

			1,274,949

Consumer Non-Cyclical – 0.2%
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		475	479,897

36 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)	U.S.$	375	$315,000

			794,897

Energy – 0.6%
Cheniere Energy Partners LP 5.25%, 10/01/25(b)		346	356,197
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		567	426,668
Energy Transfer Equity LP 4.25%, 3/15/23		540	549,320
Nabors Industries, Inc. 5.50%, 1/15/23		721	692,549
SM Energy Co. 6.50%, 1/01/23		35	35,548

			2,060,282

Other Industrial – 0.3%
General Cable Corp. 5.75%, 10/01/22		655	672,292
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	368,826

			1,041,118

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)		309	303,939

			10,098,357

Financial Institutions – 1.4%
Banking – 1.2%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)		213	243,582
Barclays Bank PLC 6.86%, 6/15/32(b)(c)		129	156,178
Credit Suisse Group AG 7.50%, 12/11/23(b)(c)		363	422,405
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(c)		477	476,914
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		369	378,000
Series E 3.928%, 9/15/26(b)	EUR	141	182,332
Lloyds Banking Group PLC 7.50%, 6/27/24(c)	U.S.$	402	462,006

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(a)(b)(c)	EUR	50	$56,659
8.625%, 8/15/21(c)	U.S.$	570	649,800
Series U 3.655% (LIBOR 3 Month + 2.32%), 9/30/27(a)(c)		700	679,707
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	347,228
7.50%, 4/02/22(b)(c)		363	398,193

			4,453,004

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		440	471,333
7.25%, 1/25/22		99	107,975

			579,308

			5,032,312

Total Corporates – Non-Investment Grade (cost $15,047,699)			15,130,669

EMERGING MARKETS – TREASURIES – 0.8%
Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27	BRL	7,235	2,241,950

Turkey – 0.2%
Turkey Government Bond 11.00%, 2/24/27	TRY	2,960	757,059

Total Emerging Markets – Treasuries (cost $2,608,081)			2,999,009

EMERGING MARKETS – CORPORATE BONDS – 0.6%
Industrial – 0.6%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)	U.S.$	541	200,170
7.125%, 6/26/42(b)		394	147,750

			347,920

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(b)		377	387,839

38 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)	U.S.$	350	$365,181
Minerva Luxembourg SA 6.50%, 9/20/26(b)		233	241,621
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(j)(k)		660	33,825

			640,627

Energy – 0.2%
Petrobras Global Finance BV 6.125%, 1/17/22		192	207,552
6.25%, 3/17/24		256	274,777
Ultrapar International SA 5.25%, 10/06/26(b)		379	389,186

			871,515

Total Emerging Markets – Corporate Bonds (cost $2,855,282)			2,247,901

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,417,185)		970	1,492,093

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(b)		313	314,959

Mexico – 0.3%
Petroleos Mexicanos 4.625%, 9/21/23		756	773,388
6.50%, 3/13/27(b)		335	365,368

			1,138,756

Total Quasi-Sovereigns (cost $1,421,472)			1,453,715

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(l)(m)		439	457,753
Mt Logan Re Ltd. (Preference Shares)(e)(l)(m)		187	194,988

Total Common Stocks (cost $626,000)			652,741

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Mexico – 0.2%
Mexico Government International Bond 4.125%, 1/21/26 (cost $576,670)	U.S.$	551	$574,142

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(b) (cost $235,000)		235	245,281

SHORT-TERM INVESTMENTS – 17.2%
Agency Discount Note – 7.7%
Federal Home Loan Bank Discount Notes Zero Coupon 11/17/17-1/24/18 (cost $27,693,417)		27,755	27,693,417

Governments – Treasuries – 6.6%
Japan – 6.6%
Japan Treasury Discount Bill Series 687 Zero Coupon, 12/11/17 (cost $24,252,591)	JPY	2,709,000	23,827,853

Commercial Paper – 1.5%
Mizuho Bank Ltd. Zero Coupon, 1/19/18 (cost $5,394,092)	U.S.$	5,410	5,394,092

U.S. Treasury Bills – 1.2%
U.S. Treasury Bill Zero Coupon, 1/04/18 (cost $4,192,190)		4,200	4,192,190

		Shares
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(n)(o)(p) (cost $616,692)		616,692	616,692

Total Short-Term Investments (cost $62,148,982)			61,724,244

Total Investments – 112.7% (cost $403,630,842)			406,020,429
Other assets less liabilities – (12.7)%			(45,901,678)

Net Assets – 100.0%			$360,118,751

40 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	579	December 2017	USD	57,900	$68,408,946	$67,851,562	$(557,384)
U.S. Ultra Bond (CBT) Futures	70	December 2017	USD	7,000	11,683,807	11,534,688	(149,119)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	3	December 2017	JPY	300,000	3,985,823	3,970,010	15,813
Euro-BOBL Futures	178	December 2017	EUR	17,800	27,298,785	27,323,688	(24,903)
U.S. T-Note 2 Yr (CBT) Futures	230	December 2017	USD	46,000	49,755,188	49,532,656	222,532
U.S. T-Note 10 Yr (CBT) Futures	199	December 2017	USD	19,900	25,146,962	24,862,563	284,399

							$(208,662)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	19,664	USD	337	11/22/17	$1,485
Barclays Bank PLC	USD	512	TRY	1,896	12/14/17	(18,715)
BNP Paribas SA	NZD	1,034	AUD	950	11/30/17	20,129
BNP Paribas SA	GBP	969	USD	1,313	12/01/17	24,936
Citibank, NA	CAD	4,210	USD	3,360	11/10/17	96,614
Citibank, NA	USD	1,443	RUB	83,343	11/22/17	(20,467)
Citibank, NA	USD	1,413	MXN	26,010	12/08/17	(64,252)
Credit Suisse International	GBP	676	USD	893	12/01/17	(5,277)
Credit Suisse International	SEK	5,688	USD	704	12/13/17	22,709
Deutsche Bank AG	BRL	4,205	USD	1,283	11/03/17	(2,197)
Deutsche Bank AG	USD	1,284	BRL	4,205	11/03/17	1,060
Deutsche Bank AG	BRL	4,205	USD	1,279	12/04/17	(837)
Goldman Sachs Bank USA	TWD	38,223	USD	1,262	11/22/17	(7,751)
Goldman Sachs Bank USA	AUD	2,121	USD	1,691	11/30/17	67,478
JPMorgan Chase Bank, NA	USD	1,273	TWD	38,196	11/22/17	(3,968)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	USD	944	GBP	694	12/01/17	$(21,679)
Royal Bank of Scotland PLC	USD	959	CAD	1,173	11/10/17	(50,203)
Royal Bank of Scotland PLC	USD	718	AUD	918	11/30/17	(15,331)
Royal Bank of Scotland PLC	JPY	116,302	USD	1,026	12/05/17	2,125
Royal Bank of Scotland PLC	USD	748	NOK	5,835	12/13/17	(32,681)
Royal Bank of Scotland PLC	EUR	1,557	USD	1,835	12/15/17	16,857
Royal Bank of Scotland PLC	JPY	3,160,000	USD	27,879	1/25/18	(33,330)
Standard Chartered Bank	BRL	4,205	USD	1,312	11/03/17	26,979
Standard Chartered Bank	USD	1,283	BRL	4,205	11/03/17	2,197
State Street Bank & Trust Co.	NZD	120	USD	87	11/30/17	4,957
State Street Bank & Trust Co.	USD	702	SEK	5,601	12/13/17	(30,810)
State Street Bank & Trust Co.	USD	299	EUR	253	12/15/17	(3,049)
State Street Bank & Trust Co.	KRW	1,494,072	USD	1,320	1/18/18	(17,290)

						$(40,311)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
SEK	30,420	3/31/22	3 Month STIBOR	0.341%	Quarterly/ Quarterly	$23,065
USD	2,300	2/14/24	2.889%	3 Month LIBOR	Semi- Annual/ Quarterly	(103,437)
MXN	14,267	6/22/20	4 Week TIIE	6.770%	Monthly/ Monthly	(9,552)
NZD	6,235	3/31/22	3 Month BKBM	2.936%	Quarterly/ Semi- Annual	75,270
USD	2,630	1/14/24	2.980%	3 Month LIBOR	Semi- Annual/ Quarterly	(145,128)
USD	3,600	11/10/25	2.256%	3 Month LIBOR	Semi- Annual/ Quarterly	(20,275)

42 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	456	6/28/26	1.460%	3 Month LIBOR	Semi- Annual/ Quarterly	$29,309
MXN	5,198	6/14/27	7.090%	4 Week TIIE	Monthly/ Monthly	6,748
USD	1,670	7/12/27	2.355%	3 Month LIBOR	Semi- Annual/ Quarterly	(9,490)
USD	985	11/08/26	1.657%	3 Month LIBOR	Semi- Annual/ Quarterly	47,902
USD	1,240	11/09/26	1.672%	3 Month LIBOR	Semi- Annual/ Quarterly	58,746

						$(46,842)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.49%	USD	452	$(34,976)	$(9,071)	$(25,905)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.49	USD	518	(40,083)	(10,779)	(29,304)
Citigroup Global Markets, Inc.
CDX- CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	57	(68)	732	(800)
Credit Suisse International
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	2,085	(2,496)	26,600	(29,096)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.48%	USD	20	$(24)	$186	$(210)
CDX-CMBX. NA.BBB- Series 7, 1/17/47*	(3.00)	Monthly	5.40	USD	2,150	249,650	141,249	108,401
Deutsche Bank AG
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	695	(832)	9,560	(10,392)
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	2,592	(3,103)	27,972	(31,075)
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	777	(931)	8,313	(9,244)
Goldman Sachs International
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	762	(913)	10,395	(11,308)
CDX-CMBX. NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.48	USD	169	(202)	1,634	(1,836)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	201	(33,510)	(27,974)	(5,536)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	85	(14,171)	(12,111)	(2,060)

44 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.25%	USD	297	$(49,515)	$(47,847)	$(1,668)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	509	(84,858)	(34,554)	(50,304)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	155	(25,841)	(11,246)	(14,595)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	1,882	(313,729)	(80,740)	(232,989)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	2,150	(358,441)	(130,573)	(227,868)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	3.31	USD	850	(50,415)	(17,449)	(32,966)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	745	(124,204)	(54,793)	(69,411)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	46	(7,669)	(2,771)	(4,898)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	179	(29,842)	(21,486)	(8,356)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	181	(30,176)	(21,718)	(8,458)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	531	(88,526)	(45,834)	(42,692)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.25%	USD	530	$(88,360)	$(59,918)	$(28,442)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	52	(8,670)	(6,397)	(2,273)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	322	(53,683)	(42,580)	(11,103)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	325	(54,183)	(52,427)	(1,756)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	1,469	(244,907)	(75,391)	(169,516)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	760	(126,705)	(63,493)	(63,212)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	1,125	(187,556)	(90,253)	(97,303)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	260	(43,346)	(37,133)	(6,213)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	311	(51,848)	(28,201)	(23,647)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	26	(4,335)	(2,445)	(1,890)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	52	(8,669)	(4,981)	(3,688)

46 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.25%	USD	52	$(8,669)	$(5,390)	$(3,279)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	219	(36,511)	(15,236)	(21,275)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	574	(95,695)	(79,860)	(15,835)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	356	(59,351)	(39,802)	(19,549)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	104	(17,338)	(11,782)	(5,556)

						$(2,134,701)	$(917,594)	$(1,217,107)

*	Termination date

**	Principal amount less than 500.

(a)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $68,924,846 or 19.1% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Variable rate coupon, rate shown as of October 31, 2017.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738%, 4/25/26	4/29/16	$255,605	$262,101	0.07%
H/2 Asset Funding NRE Series 2015-1A 2.887%, 6/24/49	6/19/15	334,295	334,295	0.09%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.488%, 11/25/24	11/06/15	95,432	105,215	0.03%
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.39%, 11/01/31	11/02/07	7	5	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14	365,927	33,825	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.488%, 11/25/25	9/28/15	393,013	446,040	0.13%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.738%, 11/25/25	9/28/15	104,273	123,975	0.03%

(h)	IO – Interest Only.

(i)	Inverse interest only security.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	1/02/14	$439,000	$457,753	0.13%
Mt Logan Re Ltd. (Preference Shares)	12/30/14	187,000	194,988	0.05%

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

48 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 49

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $403,014,150)	$405,403,737
Affiliated issuers (cost $616,692)	616,692
Cash collateral due from broker	990,748
Foreign currencies, at value (cost $272,222)	282,266
Receivable for investment securities sold	2,870,055
Interest receivable	1,773,695
Receivable for capital stock sold	304,616
Unrealized appreciation on forward currency exchange contracts	287,526
Upfront premiums paid on credit default swaps	226,641
Unrealized appreciation on credit default swaps	108,401
Receivable for variation margin on futures	14,782
Receivable for variation margin on exchange traded swaps	9,040
Affiliated dividends receivable	2,122

Total assets	412,890,321

Liabilities
Payable for investment securities purchased	48,693,283
Unrealized depreciation on credit default swaps	1,325,508
Upfront premiums received on credit default swaps	1,144,235
Payable for capital stock redeemed	574,961
Unrealized depreciation on forward currency exchange contracts	327,837
Dividends payable	153,595
Distribution fee payable	65,492
Advisory fee payable	57,870
Transfer Agent fee payable	40,800
Administrative fee payable	23,273
Directors’ fees payable	2,485
Accrued expenses	362,231

Total liabilities	52,771,570

Net Assets	$360,118,751

Composition of Net Assets
Capital stock, at par	$32,421
Additional paid-in capital	360,076,939
Undistributed net investment income	792,734
Accumulated net realized loss on investment and foreign currency transactions	(1,650,539)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	867,196

$360,118,751

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$240,386,485	21,644,894	$11.11	*

B	$742,772	66,864	$11.11

C	$15,676,273	1,414,651	$11.08

Advisor	$67,356,640	6,062,204	$11.11

R	$2,699,343	243,113	$11.10

K	$5,875,661	528,631	$11.11

I	$2,728,609	245,338	$11.12

Z	$24,652,968	2,214,924	$11.13

*	The maximum offering price per share for Class A shares was $11.60 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest	$10,441,566
Dividends
Unaffiliated issuers	46,638
Affiliated issuers	25,016
Other income(a)	64,035	$10,577,255

Expenses
Advisory fee (see Note B)	1,615,767
Distribution fee—Class A	596,062
Distribution fee—Class B	8,783
Distribution fee—Class C	283,598
Distribution fee—Class R	13,933
Distribution fee—Class K	13,019
Transfer agency—Class A	327,273
Transfer agency—Class B	1,490
Transfer agency—Class C	41,206
Transfer agency—Advisor Class	83,887
Transfer agency—Class R	7,067
Transfer agency—Class K	10,416
Transfer agency—Class I	3,011
Transfer agency—Class Z	3,825
Custodian	218,049
Registration fees	125,976
Audit and tax	95,993
Printing	79,904
Administrative	63,860
Legal	36,625
Directors’ fees	28,135
Miscellaneous	34,644

Total expenses	3,692,523
Less: expenses waived and reimbursed by the Adviser (see Note B)	(845,137)

Net expenses		2,847,386

Net investment income		$7,729,869

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(283,578)
Forward currency exchange contracts	846,245
Futures	(2,033,007)
Swaps	378,182
Swaptions written	45,037
Foreign currency transactions	(665,922)
Net change in unrealized appreciation/depreciation of:
Investments	(612,185)
Forward currency exchange contracts	(236,348)
Futures	687,223
Swaps	(222,465)
Swaptions written	(4,561)
Foreign currency denominated assets and liabilities	(14,877)

Net loss on investment and foreign currency transactions	(2,116,256)

Contributions from Affiliates (see Note B)	848

Net Increase in Net Assets from Operations	$5,614,461

(a)	Other income includes a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,729,869	$8,098,827
Net realized gain (loss) on investment and foreign currency transactions	(1,713,043)	1,728,366
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(403,213)	7,073,367
Contributions from Affiliates (see Note B)	848	– 0	–

Net increase in net assets from operations	5,614,461	16,900,560
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,943,450)	(8,196,991)
Class B	(12,336)	(35,840)
Class C	(399,665)	(1,044,850)
Advisor Class	(1,410,824)	(1,369,668)
Class R	(51,715)	(85,941)
Class K	(107,449)	(147,387)
Class I	(61,860)	(28,992)
Class Z	(438,598)	(398,815)
Net realized gain on investment transactions
Class A	(859,057)	– 0	–
Class B	(3,644)	– 0	–
Class C	(145,770)	– 0	–
Advisor Class	(198,792)	– 0	–
Class R	(10,587)	– 0	–
Class K	(19,032)	– 0	–
Class I	(10,045)	– 0	–
Class Z	(60,304)	– 0	–
Tax return of capital
Class A	(738,365)	– 0	–
Class B	(1,842)	– 0	–
Class C	(59,695)	– 0	–
Advisor Class	(210,724)	– 0	–
Class R	(7,724)	– 0	–
Class K	(16,049)	– 0	–
Class I	(9,239)	– 0	–
Class Z	(65,510)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(9,872,834)	38,117,126

Total increase (decrease)	(14,100,649)	43,709,202
Net Assets
Beginning of period	374,219,400	330,510,198

End of period (including undistributed net investment income of $792,734 and distributions in excess of net investment income of ($123,774), respectively)	$360,118,751	$374,219,400

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an

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NOTES TO FINANCIAL STATEMENTS (continued)

investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or

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NOTES TO FINANCIAL STATEMENTS (continued)

spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$74,142,802		$	– 0	–	$74,142,802
Corporates – Investment Grade		– 0	–	70,996,610			– 0	–	70,996,610
Governments – Treasuries		– 0	–	49,106,756			– 0	–	49,106,756
Asset-Backed Securities		– 0	–	37,846,035			8,199,060		46,045,095
Commercial Mortgage-Backed Securities		– 0	–	26,879,968			6,323,878		33,203,846
Collateralized Mortgage Obligations		– 0	–	25,769,349			610,816		26,380,165
Inflation-Linked Securities		– 0	–	19,625,360			– 0	–	19,625,360
Corporates – Non-Investment Grade		– 0	–	15,130,669			– 0	–	15,130,669
Emerging Markets – Treasuries		– 0	–	2,999,009			– 0	–	2,999,009
Emerging Markets – Corporate Bonds		– 0	–	2,247,901			– 0	–	2,247,901
Local Governments – US Municipal Bonds		– 0	–	1,492,093			– 0	–	1,492,093
Quasi-Sovereigns		– 0	–	1,453,715			– 0	–	1,453,715
Common Stocks		– 0	–	– 0	–		652,741		652,741
Governments – Sovereign Bonds		– 0	–	574,142			– 0	–	574,142
Emerging Markets – Sovereigns		– 0	–	245,281			– 0	–	245,281
Short-Term Investments:
Agency Discount Notes		– 0	–	27,693,417			– 0	–	27,693,417
Governments – Treasuries		– 0	–	23,827,853			– 0	–	23,827,853
Commercial Paper		– 0	–	5,394,092			– 0	–	5,394,092
U.S. Treasury Bills		– 0	–	4,192,190			– 0	–	4,192,190
Investment Companies		616,692		– 0	–		– 0	–	616,692

Total Investments in Securities		616,692		389,617,242			15,786,495		406,020,429
Other Financial Instruments(a):
Assets:
Futures		522,744		– 0	–		– 0	–	522,744	(b)
Forward Currency Exchange Contracts		– 0	–	287,526			– 0	–	287,526
Centrally Cleared Interest Rate Swaps		– 0	–	241,040			– 0	–	241,040	(b)
Credit Default Swaps		– 0	–	249,650			– 0	–	249,650
Liabilities:
Futures		(731,406)		– 0	–		– 0	–	(731,406	)(b)
Forward Currency Exchange Contracts		– 0	–	(327,837)			– 0	–	(327,837)
Centrally Cleared Interest Rate Swaps		– 0	–	(287,882)			– 0	–	(287,882	)(b)
Credit Default Swaps		– 0	–	(2,384,351)			– 0	–	(2,384,351)

Total(c)		$408,030		$387,395,388			$15,786,495		$403,589,913

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include credit default swaps which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/16	$3,445,583		$11,234,132		$831,988
Accrued discounts/(premiums)	155		(1,435)		– 0	–
Realized gain (loss)	(1,728,537)		(303,470)		10,432
Change in unrealized appreciation/depreciation	43,628		217,301		2,678
Purchases/Payups	7,004,146		1,686,416		550,000
Sales/Paydowns	(565,915)		(6,509,066)		(550,310)
Transfers in to Level 3	– 0	–	– 0	–	57,760
Transfers out of Level 3	– 0	–	– 0	–	(291,732)

Balance as of 10/31/17	$8,199,060		$6,323,878		$610,816

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$33,118		$77,225		$3,056

	Common Stocks		Total
Balance as of 10/31/16	$1,032,105		$16,543,808
Accrued discounts/(premiums)	– 0	–	(1,280)
Realized gain (loss)	– 0	–	(2,021,575)
Change in unrealized appreciation/depreciation	(8,364)		255,243
Purchases/Payups	– 0	–	9,240,562
Sales/Paydowns	(371,000)		(7,996,291)
Transfers in to Level 3	– 0	–	57,760
Transfers out of Level 3	– 0	–	(291,732)

Balance as of 10/31/17	$652,741		$15,786,495	(b)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$(8,364)		$105,035

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2017. Securities priced (i) by third party vendors or (ii) by brokers, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/30/17	Valuation Technique	Unobservable Input	Input
Common Stock	$652,741	Market Approach	NAV Equivalent	$1,042.72 / NA

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

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6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .77%, 1.52%, 1.52%, .52%, 1.02%, ..77%, .52%, and .52% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Effective February 1, 2017, the Expense Cap were reduced from .85% to .77%, 1.60% to 1.52%, 1.60% to 1.52%, .60% to .52%, 1.10% to 1.02%, .85% to .77%, .60% to .52%, and .60% to .52% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This waiver extends through January 31, 2018 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2017, such reimbursements/waivers amounted to $836,778.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $63,860.

During the year ended October 31, 2017, the Adviser reimbursed the Portfolio $848 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $209,373 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,747 from the sale of Class A shares and received $3,712, $564 and $896 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $8,359.

Portfolio	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$ 8,129	$184,632	$192,144	$617	$25

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $17,782, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and ..25% of the Portfolio’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the

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Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $1,193,523, $134,393 and $52,977 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$83,754,004	$82,776,889
U.S. government securities	648,056,062	632,603,579

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$403,659,719

Gross unrealized appreciation	$8,650,733
Gross unrealized depreciation	(6,265,346)

Net unrealized appreciation	$2,385,387

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market

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risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net

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realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio was permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio

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has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2017, the Portfolio held purchased options for hedging purposes.

During the year ended October 31, 2017, the Portfolio held written swaptions for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between

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the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of October 31, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the

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event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended October 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$522,744	*	Receivable/ Payable for variation margin on futures	$731,406	*

Interest rate contracts	Receivable/ Payable for variation margin on exchange traded swaps	241,040	*	Receivable/ Payable for variation margin on exchange traded swaps	287,882	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	287,526		Unrealized depreciation on forward currency exchange contracts	327,837

Credit contracts	Unrealized appreciation on credit default swaps	108,401		Unrealized depreciation on credit default swaps	1,325,508

Total		$1,159,711			$2,672,633

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,033,007)	$687,223

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	846,245	(236,348)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(60,577)	18,829

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	45,037	(4,561)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	133,673	821,582

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	244,509	(1,044,047)

Total		$(824,120)	$242,678

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The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2017:

Futures:
Average original value of buy contracts	$89,824,144
Average original value of sale contracts	$54,702,150
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,214,616
Average principal amount of sale contracts	$53,115,219
Purchased Options:
Average monthly cost	$34,187	(a)
Swaptions Written:
Average notional amount	$17,120,000	(b)
Interest Rate Swaps:
Average notional amount	$7,314,286	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$81,173,171
Credit Default Swaps:
Average notional amount of buy contracts	$5,603,692
Average notional amount of sale contracts	$13,078,968

(a)	Positions were open for three months during the year.
(b)	Positions were open for two months during the year.
(c)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$1,485	$	– 0	–	$	– 0	–	$	– 0	–	$1,485
BNP Paribas SA	45,065		– 0	–		– 0	–		– 0	–	45,065
Citibank, NA	96,614		(96,614)			– 0	–		– 0	–	– 0	–
Credit Suisse International	272,359		(272,359)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,060		(1,060)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	67,478		(67,478)			– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Royal Bank of Scotland PLC	$18,982	$(18,982)		$	– 0	–	$	– 0	–	$ – 0	–
Standard Chartered Bank	29,176	– 0	–		– 0	–		– 0	–	29,176
State Street Bank & Trust Co.	4,957	(4,957)			– 0	–		– 0	–	– 0	–

Total	$537,176	$(461,450)		$	– 0	–	$	– 0	–	$75,726	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$18,715	– 0	–	$	– 0	–	$	– 0	–	$18,715
Citibank, NA	159,778	(96,614)			– 0	–		– 0	–	63,164
Citigroup Global Markets, Inc.	97,264	– 0	–		– 0	–		– 0	–	97,264
Credit Suisse International	790,666	(272,359)			– 0	–		(509,939)		8,368
Deutsche Bank AG	489,445	(1,060)			– 0	–		(274,865)		213,520
Goldman Sachs Bank USA/Goldman Sachs International	947,979	(67,478)			– 0	–		(804,372)		76,129
JPMorgan Chase Bank, NA	3,968	– 0	–		– 0	–		– 0	–	3,968
Morgan Stanley & Co., Inc.	21,679	– 0	–		– 0	–		– 0	–	21,679
Royal Bank of Scotland PLC	131,545	(18,982)			– 0	–		– 0	–	112,563
State Street Bank & Trust Co.	51,149	(4,957)			– 0	–		– 0	–	46,192

Total	$2,712,188	$(461,450)		$	- 0	-		$(1,589,176)		$661,562	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2017, the Portfolio earned drop income of $637,012 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	1,441,055	2,201,706		$15,957,028	$24,368,945

Shares issued in reinvestment of dividends and distributions	448,010	527,574		4,947,934	5,831,973

Shares converted from Class B	26,419	49,298		292,232	546,216

Shares converted from Class C	1,790,738	– 0	–	19,828,064	– 0	–

Shares redeemed	(3,936,642)	(3,778,000)		(43,496,748)	(41,905,564)

Net decrease	(230,420)	(999,422)		$(2,471,490)	$(11,158,430)

Class B
Shares sold	10,541	12,222		$116,178	$135,425

Shares issued in reinvestment of dividends and distributions	1,521	2,880		16,789	31,751

Shares converted to Class A	(26,411)	(49,288)		(292,232)	(546,216)

Shares redeemed	(17,214)	(20,383)		(189,992)	(225,858)

Net decrease	(31,563)	(54,569)		$(349,257)	$(604,898)

Class C
Shares sold	235,175	707,843		$2,598,185	$7,817,124

Shares issued in reinvestment of dividends and distributions	41,607	67,345		457,225	742,400

Shares converted to Class A	(1,794,039)	– 0	–	(19,828,064)	– 0	–

Shares redeemed	(804,733)	(746,536)		(8,862,049)	(8,256,301)

Net increase (decrease)	(2,321,990)	28,652		$(25,634,703)	$303,223

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Advisor Class
Shares sold	3,558,736	4,427,579	$39,217,553	$49,003,433

Shares issued in reinvestment of dividends and distributions	100,138	74,968	1,107,548	831,653

Shares redeemed	(2,587,093)	(1,564,156)	(28,536,859)	(17,378,185)

Net increase	1,071,781	2,938,391	$11,788,242	$32,456,901

Class R
Shares sold	100,402	49,530	$1,108,586	$550,840

Shares issued in reinvestment of dividends and distributions	6,274	7,524	69,262	83,149

Shares redeemed	(132,743)	(53,430)	(1,467,549)	(585,664)

Net increase (decrease)	(26,067)	3,624	$(289,701)	$48,325

Class K
Shares sold	158,517	186,805	$1,764,118	$2,068,640

Shares issued in reinvestment of dividends and distributions	12,863	13,274	142,184	147,054

Shares redeemed	(150,357)	(46,817)	(1,656,583)	(517,323)

Net increase	21,023	153,262	$249,719	$1,698,371

Class I
Shares sold	44,879	196,134	$493,946	$2,200,619

Shares issued in reinvestment of dividends and distributions	7,290	2,550	80,647	28,431

Shares redeemed	(39,277)	(12,405)	(433,148)	(137,850)

Net increase	12,892	186,279	$141,445	$2,091,200

Class Z
Shares sold	1,172,124	2,295,097	$13,024,067	$25,699,685

Shares issued in reinvestment of dividends and distributions	50,947	34,717	564,384	385,137

Shares redeemed	(619,318)	(1,156,346)	(6,895,540)	(12,802,388)

Net increase	603,753	1,173,468	$6,692,911	$13,282,434

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market

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NOTES TO FINANCIAL STATEMENTS (continued)

has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,551,774	$11,308,484
Net long-term capital gains	181,353	0

Total taxable distributions paid	$8,733,127	$11,308,484
Return of capital	1,109,149	0

Total distributions paid	$9,842,276	$11,308,484

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,941,842	)(a)
Unrealized appreciation/(depreciation)	2,375,917	(b)

Total accumulated earnings/(deficit)	$434,075	(c)

(a)	As of October 31, 2017, the Portfolio had a net capital loss carryforward of $1,912,685. As of October 31, 2017, the cumulative deferred loss on straddles was $29,157.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and corporate restructuring.

(c)	Other differences in book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Portfolio had a net short-term capital loss carryforward of $1,008,599 and a net long-term capital loss carryforward of $904,086, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, paydown gain/loss reclassifications, contributions from Affiliates, and the redesignation of dividends resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.23	$ 11.06		$ 11.24		$ 11.00		$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.24 †	.26		.28		.35		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.27		(.12)		.23		(.35)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.18	.53		.16		.58		(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.36)		(.34)		(.34)		(.31)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.36)		(.34)		(.34)		(.31)

Net asset value, end of period	$ 11.11	$ 11.23		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	1.68%†	4.93%		1.45%		5.34	%*	(.81	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$240,386	$245,683		$252,965		$273,962		$301,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.79%	.85%		.88%		.90%		.89%
Expenses, before waivers/reimbursements	1.03%	1.03%		1.06%		1.06%		1.02%
Net investment income(b)	2.16%†	2.35%		2.51%		3.15%		2.32%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.23	$ 11.06		$ 11.24		$ 11.00		$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.15 †	.18		.20		.28		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.27		(.12)		.22		(.36)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	.45		.08		.50		(.18)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.28)		(.26)		(.26)		(.23)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.28)		(.26)		(.26)		(.23)

Net asset value, end of period	$ 11.11	$ 11.23		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	.92%†	4.15%		.72%		4.61	%*	(1.59	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$743	$1,106		$1,692		$3,017		$5,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54%	1.60%		1.60%		1.60%		1.58%
Expenses, before waivers/reimbursements	1.81%	1.81%		1.80%		1.78%		1.74%
Net investment income(b)	1.38%†	1.59%		1.77%		2.48%		1.59%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.21	$ 11.04		$ 11.22		$ 10.98		$ 11.38

Income From Investment Operations
Net investment income(a)(b)	.15 †	.18		.20		.27		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.27		(.12)		.23		(.35)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.09	.45		.08		.50		(.17)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.28)		(.26)		(.26)		(.23)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.28)		(.26)		(.26)		(.23)

Net asset value, end of period	$ 11.08	$ 11.21		$ 11.04		$ 11.22		$ 10.98

Total Return
Total investment return based on net asset value(d)	.83%†	4.16%		.73%		4.63	%*	(1.51	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,676	$41,886		$40,928		$42,690		$47,530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.60%		1.60%		1.60%		1.59%
Expenses, before waivers/reimbursements	1.78%	1.78%		1.78%		1.77%		1.73%
Net investment income(b)	1.38%†	1.60%		1.79%		2.46%		1.62%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.24	$ 11.06		$ 11.24		$ 11.00		$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.27 †	.29		.31		.39		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.28		(.12)		.22		(.36)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20	.57		.19		.61		(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.39)		(.37)		(.37)		(.34)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.39)		(.37)		(.37)		(.34)

Net asset value, end of period	$ 11.11	$ 11.24		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	1.84%†	5.29%		1.73%		5.65	%*	(.61	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,357	$56,068		$22,705		$26,352		$73,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.54%	.60%		.60%		.60%		.59%
Expenses, before waivers/reimbursements	.78%	.78%		.77%		.75%		.72%
Net investment income(b)	2.41%†	2.60%		2.78%		3.51%		2.60%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.23	$ 11.06		$ 11.24		$ 11.00		$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.21 †	.23		.26		.33		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.28		(.12)		.23		(.36)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.15	.51		.14		.56		(.12)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.34)		(.32)		(.32)		(.28)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.34)		(.32)		(.32)		(.28)

Net asset value, end of period	$ 11.10	$ 11.23		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	1.34%†	4.67%		1.23%		5.13	%*	(1.01	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,699	$3,023		$2,936		$2,368		$2,241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04%	1.10%		1.10%		1.10%		1.09%
Expenses, before waivers/reimbursements	1.39%	1.38%		1.38%		1.36%		1.31%
Net investment income(b)	1.91%†	2.10%		2.29%		2.94%		2.13%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.24	$ 11.07		$ 11.24		$ 11.01		$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.24 †	.26		.28		.35		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.27		(.10)		.22		(.36)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.17	.53		.18		.57		(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.36)		(.35)		(.34)		(.31)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.36)		(.35)		(.34)		(.31)

Net asset value, end of period	$ 11.11	$ 11.24		$ 11.07		$ 11.24		$ 11.01

Total Return
Total investment return based on net asset value(d)	1.59%†	4.93%		1.57%		5.30	%*	(.76	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,876	$5,706		$3,922		$4,515		$3,459
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.79%	.85%		.85%		.85%		.84%
Expenses, before waivers/reimbursements	1.09%	1.09%		1.08%		1.03%		.93%
Net investment income(b)	2.15%†	2.34%		2.53%		3.17%		2.38%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.24	$ 11.07		$ 11.25		$ 11.01		$ 11.42

Income From Investment Operations
Net investment income(a)(b)	.27 †	.28		.31		.36		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.28		(.12)		.25		(.25)
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21	.56		.19		.61		(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.39)		(.37)		(.37)		(.34)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.39)		(.37)		(.37)		(.34)

Net asset value, end of period	$ 11.12	$ 11.24		$ 11.07		$ 11.25		$ 11.01

Total Return
Total investment return based on net asset value(d)	1.93%†	5.20%		1.73%		5.65	%*	(.62	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,729	$2,613		$511		$107		$14
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.54%	.60%		.60%		.60%		.56%
Expenses, before waivers/reimbursements	.75%	.76%		.75%		.75%		.67%
Net investment income(b)	2.41%†	2.56%		2.74%		3.22%		2.46%
Portfolio turnover rate**	209%	128%		198%		221%		189%

See footnote summary on page 91.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,					April 28, 2014(e) to October 31, 2014
	2017	2016		2015

Net asset value, beginning of period	$ 11.26	$ 11.08		$ 11.26		$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.27 †	.28		.32		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.29		(.13)		.10
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.20	.57		.19		.29

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.39)		(.37)		(.37)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.39)		(.37)		(.18)

Net asset value, end of period	$ 11.13	$ 11.26		$ 11.08		$ 11.26

Total Return
Total investment return based on net asset value(d)	1.84%†	5.28%		1.72%		2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,653	$18,134		$4,851		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.54%	.60%		.60%		.60	%^
Expenses, before waivers/reimbursements	.66%	.66%		.71%		.66	%^
Net investment income(b)	2.42%†	2.52%		2.91%		3.29	%^
Portfolio turnover rate**	209%	128%		198%		221%

See footnote summary on page 91.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of operations.

†	For the year ended October 31, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .002	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2014 by 0.01%.

††	Includes the impact of proceeds received and credited to the Portfolio resulting from regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Intermediate Bond Portfolio (the “Fund”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Intermediate Bond Portfolio (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2017. For foreign shareholders, 90.38% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3), Senior Vice President and Independent Compliance Officer Shawn E. Keegan(4), Vice President Douglas J. Peebles(4), Vice President Greg J. Wilensky(4), Vice President	Michael Canter(4), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Mr. Greg J. Wilensky and Mr. Michael Canter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith+ 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin#,## 75 (1998)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey# 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.# 85 (1998)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy#,## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin# 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody# 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	96	None

Earl D. Weiner# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Shawn E. Keegan 46	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2012.

Douglas J. Peebles 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Greg J. Wilensky 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Michael Canter 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser ** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors

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recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective February 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

108 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IB-0151-1017

OCT    10.31.17

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Strategy”). Please review the discussion of Strategy performance, the market conditions during the reporting period and the Strategy’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 27, 2017

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2017.

The Strategy’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB MUNICIPAL BOND INFLATION STRATEGY
Class 1 Shares[1]	0.93%	1.94%
Class 2 Shares[1]	0.97%	2.04%
Class A Shares	0.83%	1.75%
Class C Shares	0.44%	0.99%
Advisor Class Shares[2]	0.95%	2.00%
Bloomberg Barclays 1-10 Year TIPS Index	0.02%	0.14%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

INVESTMENT RESULTS

The table above shows the Strategy’s performance for the six- and 12-month periods ended October 31, 2017, compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index.

All share classes of the Strategy outperformed the benchmark for both periods, before sales charges.

In order to pursue the investment objective of after-tax real return, the Strategy invests in municipal bonds and uses derivatives for inflation protection. Outperformance relative to the benchmark for both periods was driven by the Strategy’s investment in municipal bonds, which outperformed comparable maturity taxable bonds over both periods.

Consumer price index (“CPI”), or inflation hedges, detracted from performance over the 12-month period, but added to returns over the six-month

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period as CPI hedges outperformed TIPS inflation breakevens. For both periods, the Strategy’s allocation to mid-grade municipals credit added to relative returns.

The Strategy utilized derivatives for hedging purposes in the form of interest rate swaps, which had no material impact on absolute performance for either period, as well as CPI swaps, which added for the 12-month period and detracted for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong returns in both equities and corporate bonds over both periods were consistent with a positive economic backdrop; major developed and emerging markets—including China—grew at a decent clip while inflation remained moderate. Municipal bond prices were supported by strong technicals, as supply remained low and an historic number of bonds matured or were called by issuers. Municipals delivered positive absolute returns over both periods. Demand for income, along with limited supply, helped mid-grade and high-yield municipals rally strongly.

The US Federal Reserve (the “Fed”) raised its target for the Federal Funds rate by 75 basis points over the past 12 months. On the horizon, major central banks across the globe are likely to normalize monetary policy, which suggests higher interest rates and the eventual end of nearly a decade of quantitative easing. And, in September, the Fed confirmed it would begin the multiyear process of reducing its $4.2 trillion portfolio of Treasury and mortgage-backed bonds.

At the end of the reporting period, municipal investors were focused on the specter of tax reform and how it could potentially impact the after-tax relative attractiveness of municipal bonds. Ultimately, the final legislation included tax reductions for individuals, but the largest reductions in tax rates were those applicable to corporations. The relatively slight lowering of individual tax rates is not expected to significantly reduce the demand from individual investors for municipal bonds. Whether corporations, primarily insurance companies and banks, will reduce their demand for municipal bonds will be a function of the after-tax yield and the potential tax consequences of selling municipal bonds they currently hold, in order to purchase other bonds that offer more attractive after-tax yields. With the after-tax yield advantage for municipal bonds already low by historical standards, the Strategy’s Senior Investment Management Team continues to position the Strategy with an underweight to the longest maturity bonds; this potentially reduces the Strategy’s exposure to a rise in yields, which could result from reduced investor demand for certain municipal bonds.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2017, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.61% and 0.08%, respectively.

INVESTMENT POLICIES

The Strategy seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swaps. The Strategy may use other inflation-indexed instruments. Payments to the Strategy pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

(continued on next page)

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The Strategy may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Strategy may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Strategy.

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DISCLOSURES AND RISKS (continued)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Funds—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY (unaudited)

1/26/20101 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 1/26/20101 to 10/31/2017) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			1.29%
1 Year	1.94%	1.94%
5 Years	0.72%	0.72%
Since Inception[3]	2.07%	2.07%
CLASS 2 SHARES[2]			1.39%
1 Year	2.04%	2.04%
5 Years	0.80%	0.80%
Since Inception[3]	2.16%	2.16%
CLASS A SHARES			0.98%
1 Year	1.75%	-1.32%
5 Years	0.52%	-0.08%
Since Inception[3]	1.88%	1.48%
CLASS C SHARES			0.27%
1 Year	0.99%	-0.01%
5 Years	-0.21%	-0.21%
Since Inception[3]	1.16%	1.16%
ADVISOR CLASS SHARES[4]			1.26%
1 Year	2.00%	2.00%
5 Years	0.80%	0.80%
Since Inception[3]	2.17%	2.17%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.68%, 0.58%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Inception date: 1/26/2010.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	1.92%
5 Years	0.78%
Since Inception[2]	2.05%
CLASS 2 SHARES[1]
1 Year	2.12%
5 Years	0.88%
Since Inception[2]	2.16%
CLASS A SHARES
1 Year	-1.23%
5 Years	0.00%
Since Inception[2]	1.48%
CLASS C SHARES
1 Year	0.08%
5 Years	-0.11%
Since Inception[2]	1.16%
ADVISOR CLASS SHARES[3]
1 Year	2.18%
5 Years	0.90%
Since Inception[2]	2.17%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

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FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.30	$3.80	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$1,004.40	$7.58	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$1,009.50	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$1,009.30	$3.04	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$1,009.70	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $908.8

1	All data are as of October 31, 2017. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 96.0%
Alabama – 2.3%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,561,860
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,875,826
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/25	2,110	2,483,956
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2016A 5.00%, 12/01/31	11,235	12,344,456

		21,266,098

Arizona – 2.1%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,399,046
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,742,653
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	692,049
5.00%, 7/01/21	1,135	1,246,786
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,586,791

		18,667,325

California – 2.4%
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	450	476,753
NATL Series 2006-32F 5.25%, 5/01/18	290	296,229

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of California Series 2011 5.00%, 10/01/20	$5,000	$5,547,000
Series 2012 5.00%, 9/01/20	9,305	10,297,006
Series 2014 5.00%, 8/01/22-5/01/25	4,250	5,024,327

		21,641,315

Colorado – 3.5%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)	1,510	1,641,400
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	414,517
Series 2012A 5.00%, 11/15/24(b)	10,395	11,957,161
5.00%, 11/15/25	3,000	3,449,280
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23(b)	4,730	5,628,038
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,197,986
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20(a)(c)	1,310	1,399,656
Prairie Center Metropolitan District No 3 Series 2017A 5.00%, 12/15/41(a)(c)	1,000	1,007,950
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	473,691

		32,169,679

Connecticut – 2.2%
State of Connecticut Series 2013A 5.00%, 10/15/24	5,035	5,763,111
Series 2014A 5.00%, 3/01/28	2,230	2,526,545
Series 2014F 5.00%, 11/15/26	1,275	1,471,478

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 6/15/25	$4,330	$5,086,494
State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,114,455

		19,962,083

Florida – 7.7%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,315	8,423,149
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,897,212
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,759,541
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,774,992
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	21,646,125
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,736,985
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,144,686
Series 2013A 5.00%, 7/01/18-7/01/19	3,905	4,080,620
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,258,966
Series 2015B 5.00%, 10/01/23	1,500	1,765,350
Florida State Board of Education (State of Florida) Series 2015B 5.00%, 6/01/21	1,725	1,947,560

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/33	$4,000	$4,696,560
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(c)	1,900	1,946,835
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28	1,000	1,160,560

		70,239,141

Georgia – 0.4%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,102,370
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	2,500	2,516,000

		3,618,370

Illinois – 5.5%
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/29	5,000	5,843,650
Series 2016C 5.00%, 1/01/33	5,000	5,781,850
Series 2017B 5.00%, 1/01/35	1,475	1,714,909
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,884,725
5.50%, 1/01/25	2,250	2,630,858
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,893,275
Sangamon County Water Reclamation District Series 2011A 5.00%, 1/01/21	2,170	2,363,694
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,091,282

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010 5.00%, 1/01/18	$500	$502,780
Series 2013 5.00%, 7/01/23	1,670	1,810,113
Series 2013A 5.00%, 4/01/20	4,080	4,300,728
Series 2014 5.00%, 5/01/30	4,180	4,471,346
Series 2017D 5.00%, 11/01/21-11/01/26(d)	9,220	9,972,586

		50,261,796

Indiana – 0.6%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20	2,860	3,090,144
5.00%, 1/01/23 (Pre-refunded/ETM)	2,105	2,380,334

		5,470,478

Kentucky – 1.4%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/27-7/01/28	3,845	4,354,961
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,603,580
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25 (Pre-refunded/ETM)	2,275	2,636,793

		12,595,334

Louisiana – 5.3%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34	1,800	2,111,130
State of Louisiana Series 2017B 5.00%, 10/01/31-10/01/32	30,210	35,733,845
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27 (Pre-refunded/ETM)(a)	2,860	3,295,092
5.00%, 5/01/27	6,225	7,104,966

		48,245,033

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 4.6%
State of Maryland Series 2014B 5.00%, 8/01/20	$10,165	$11,205,591
5.00%, 8/01/21(b)	26,600	30,198,182

		41,403,773

Massachusetts – 4.1%
Commonwealth of Massachusetts AGM Series 2006C 2.608% (CPIYOYX + 0.88%), 11/01/19(e)	9,575	9,663,090
NATL Series 2000D 1.665%, 12/01/30(f)	500	461,270
NATL Series 2000E 1.62%, 12/01/30(f)	4,525	4,161,914
NATL Series 2000F 1.68%, 12/01/30(f)	1,000	922,580
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 4.15% (CPIYOYX + 1.67%), 6/01/20(e)	3,450	3,558,364
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,797,798
Series 2004C 2.673% (CPIYOYX + 0.79%), 7/01/20(e)	2,650	2,685,643
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.00% (CPIYOYX + 0.99%), 8/01/22(e)	3,240	3,294,238
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,871,074
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,656,896

		37,072,867

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 2.9%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/21	$3,750	$4,169,325
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,180,934
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,358,424
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	2,059,979
University of Michigan Series 2017A 5.00%, 4/01/24	4,000	4,804,240

		26,572,902

Minnesota – 1.8%
City of Minneapolis MN Series 2017 4.00%, 12/01/18	8,205	8,464,360
Minnesota Higher Education Facilities Authority Series 2010B 5.00%, 10/01/21 (Pre-refunded/ETM)	1,295	1,387,567
State of Minnesota Series 2015D 5.00%, 8/01/18	6,715	6,912,824

		16,764,751

Mississippi – 0.5%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,566,015
Series 2013A 5.00%, 1/01/19	1,000	1,044,010

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	$1,500	$1,668,630

		4,278,655

Missouri – 0.3%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/17	1,390	1,394,504
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,675	1,771,245

		3,165,749

Montana – 0.4%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/31-2/15/33	3,275	3,784,797

Nevada – 1.2%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,057,690
Series 2013B 5.00%, 6/01/19	2,210	2,337,495
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	836,753
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,643,595
Series 2015B 5.00%, 12/01/20	4,250	4,728,762

		10,604,295

New Jersey – 4.9%
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	20	20,097
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	1,150	1,251,097

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014U 5.00%, 6/15/24	$4,250	$4,783,885
Series 2017B 5.00%, 11/01/20	1,000	1,082,000
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,390	4,931,726
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	10,000	10,939,600
Series 2014C 5.25%, 6/15/32	2,960	3,240,845
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,600	1,878,096
5.00%, 1/01/23	200	232,492
Series 2014A 5.00%, 1/01/28	4,785	5,637,065
Series 2014C 5.00%, 1/01/23	1,590	1,845,751
Series 2017A 5.00%, 1/01/33	7,300	8,570,565

		44,413,219

New York – 14.1%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	4,801,565
Series 2014J 5.00%, 8/01/21	6,100	6,894,037
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24 (Pre-refunded/ETM)	4,065	4,756,904
5.00%, 11/15/25 (Pre-refunded/ETM)	5,000	5,851,050
Series 2012F 5.00%, 11/15/26	3,635	4,205,877
Series 2013A 5.00%, 11/15/26	2,300	2,682,191
Series 2013E 5.00%, 11/15/25	8,510	10,071,670
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,364,141

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	$6,830	$7,983,929
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,358,410
Series 2012A 5.00%, 12/15/22(b)	14,610	17,096,914
Series 2012B 5.00%, 3/15/20	7,900	8,604,917
Series 2014A 5.00%, 2/15/28	6,565	7,735,474
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.593%, 5/01/34(f)	3,500	3,290,000
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,384,360
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	19,145,974
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,000	4,191,520
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,698,685
Series 2013B 5.00%, 11/15/20	4,100	4,559,241

		127,676,859

North Carolina – 1.7%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	7,472,510

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	$6,710	$8,086,221

		15,558,731

Ohio – 1.7%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	5,000	5,701,050
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	3,014,047
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	700,952
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	5,600	6,053,040

		15,469,089

Oregon – 1.3%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	5,680,388
Deschutes County Hospital Facilities Authority (St Charles Health Systems, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,051,240
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25 (Pre-refunded/ETM)	4,605	5,241,733

		11,973,361

Pennsylvania – 6.2%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,382,345
City of Philadelphia PA Series 2017 5.00%, 8/01/28	12,990	15,571,892
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/32-10/01/33	2,135	2,528,577
AGM Series 2010A 5.00%, 6/15/18	550	563,370

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)(a)	$475	$506,108
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25(a)	2,060	2,205,951
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19	3,085	3,223,702
Series 2012B 5.00%, 7/01/21	7,550	7,672,310
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/34-6/01/36	7,580	8,704,230
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,950,840
Series 2016F 5.00%, 9/01/34	5,000	5,525,250
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,656,462

		56,491,037

South Carolina – 0.8%
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	2,937,304
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/34-12/01/36	2,535	2,877,710
Series 2016C 5.00%, 12/01/35	930	1,061,781

		6,876,795

Tennessee – 0.3%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23 (Pre-refunded/ETM)(a)	455	527,358
5.00%, 7/01/23	1,930	2,234,091

		2,761,449

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 6.6%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/19	$1,000	$1,066,750
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,392,362
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,269,106
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,400,833
City of Garland TX Series 2010 5.00%, 2/15/26	500	541,055
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,228,437
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27 (Pre-refunded/ETM)	2,735	3,122,358
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,825,712
Conroe Independent School District Series 2011 5.00%, 2/15/24 (Pre-refunded/ETM)	255	276,601
5.00%, 2/15/24-2/15/26	4,955	5,370,966
5.00%, 2/15/26 (Pre-refunded/ETM)	1,030	1,117,251
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,752,184
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/36	1,000	1,043,560
New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016B2 3.00%, 11/15/21(a)	800	789,800

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	$1,000	$1,123,360
North Texas Tollway Authority Series 2011D 5.25%, 9/01/26 (Pre-refunded/ETM)	3,625	4,150,988
Series 2017A 5.00%, 1/01/38(d)	3,000	3,353,400
Rockwall Independent School District Series 2013 5.00%, 2/15/19(b)	3,280	3,441,147
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,906,411
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	3,897,171
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35	900	868,464
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017B-3 3.875%, 11/15/22(a)	1,550	1,551,473
Texas Transportation Commission State Highway Fund Series 2016A 5.00%, 10/01/25	2,865	3,517,045
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	1,070	1,161,902

		60,168,336

Virginia – 0.7%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,180,280
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,360,560

		6,540,840

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 6.9%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	$7,815	$8,965,964
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	3,305	3,735,377
City of Seattle WA Municipal Light & Power Revenue Series 2015A 5.00%, 5/01/18	2,070	2,110,655
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/23	4,020	4,753,007
City of Tacoma WA Electric System Revenue 5.00%, 1/01/20(a)	1,280	1,383,001
5.00%, 1/01/20	1,220	1,319,210
Series 2013A 5.00%, 1/01/19	1,500	1,566,735
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	697,619
Series 2012A 5.00%, 7/01/19	4,200	4,463,508
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,601,756
State of Washington Series 2009-2010B 5.00%, 1/01/22	710	767,766
Series 2015R 5.00%, 7/01/26	13,325	16,059,290
Series 2017D 5.00%, 2/01/21	9,985	11,149,051

		62,572,939

Wisconsin – 1.6%
Wisconsin Department of Transportation Series 2013-1 5.00%, 7/01/23-7/01/24	9,520	11,264,016
5.00%, 7/01/24 (Pre-refunded/ETM)(a)	2,480	2,942,173

		14,206,189

Total Long-Term Municipal Bonds (cost $844,060,312)		872,493,285

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 2.7%
Mississippi – 0.5%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010C 0.90%, 12/01/30(g)	$5,000	$5,000,000

New York – 1.1%
City of New York NY Series 2013D 0.92%, 8/01/40(g)	10,000	10,000,000

Texas – 1.1%
Gulf Coast Waste Disposal Authority (Exxon Mobil Corp.) Series 2001A 0.92%, 6/01/30(g)	10,000	10,000,000

Total Short-Term Municipal Notes (cost $25,000,000)		25,000,000

Total Municipal Obligations (cost $869,060,312)		897,493,285

GOVERNMENTS – TREASURIES – 4.9%
United States – 4.9%
U.S. Treasury Notes 1.625%, 11/30/20(b)	6,632	6,605,057
2.125%, 11/30/23(b)	37,655	37,631,466

Total Governments – Treasuries (cost $44,241,167)		44,236,523

	Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(h)(i)(j) (cost $11,054,293)	11,054,293	11,054,293

Total Investments – 104.8% (cost $924,355,772)		952,784,101
Other assets less liabilities – (4.8)%		(44,014,717)

Net Assets – 100.0%		$908,769,384

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$25,000	9/02/20	1.548%	CPI	#	Maturity	$316,358
Bank of America, NA	25,000	2/02/32	2.403%	CPI	#	Maturity	(823,516)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI	#	Maturity	(500,281)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI	#	Maturity	(343,941)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI	#	Maturity	(1,829,249)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI	#	Maturity	(91,333)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI	#	Maturity	(158,098)
Barclays Bank PLC	1,000	5/04/21	2.845%	CPI	#	Maturity	(130,668)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	Maturity	(385,087)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI	#	Maturity	(1,610,227)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI	#	Maturity	(1,957,430)
Barclays Bank PLC	25,000	8/07/24	2.573%	CPI	#	Maturity	(2,233,641)
Barclays Bank PLC	19,000	5/05/25	2.125%	CPI	#	Maturity	(305,014)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI	#	Maturity	(786,500)
Barclays Bank PLC	20,000	6/06/32	2.145%	CPI	#	Maturity	132,553
Barclays Bank PLC	14,000	9/01/32	2.128%	CPI	#	Maturity	203,122
Citibank, NA	22,000	7/02/18	2.084%	CPI	#	Maturity	(824,573)
Citibank, NA	15,600	12/14/20	1.548%	CPI	#	Maturity	298,179
Citibank, NA	9,000	6/29/22	2.398%	CPI	#	Maturity	(783,065)
Citibank, NA	5,400	7/19/22	2.400%	CPI	#	Maturity	(454,221)
Citibank, NA	4,000	8/10/22	2.550%	CPI	#	Maturity	(389,902)
Citibank, NA	15,500	12/07/22	2.748%	CPI	#	Maturity	(1,878,993)
Citibank, NA	47,000	5/24/23	2.533%	CPI	#	Maturity	(4,423,222)
Citibank, NA	30,000	10/29/23	2.524%	CPI	#	Maturity	(2,548,595)
Citibank, NA	30,000	9/19/24	2.070%	CPI	#	Maturity	71,878
Citibank, NA	15,800	2/08/28	2.940%	CPI	#	Maturity	(2,853,067)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	Maturity	(1,265,114)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI	#	Maturity	(813,225)
Deutsche Bank AG	25,000	9/02/25	1.880%	CPI	#	Maturity	190,969
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI	#	Maturity	(61,379)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI	#	Maturity	(1,770,257)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI	#	Maturity	(263,724)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	Maturity	(650,730)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI	#	Maturity	(264,841)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI	#	Maturity	(601,780)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	Maturity	(526,704)
JPMorgan Chase Bank, NA	13,000	3/01/27	2.279%	CPI	#	Maturity	(264,330)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI	#	Maturity	(3,682,515)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI	#	Maturity	(2,017,426)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI	#	Maturity	(2,928,958)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$2,000	10/14/20	2.370%	CPI	#	Maturity	$(128,269)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI	#	Maturity	(1,479,375)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI	#	Maturity	(1,121,547)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	Maturity	(926,629)

							$(42,864,367)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $4,354,441 or 0.5% of net assets.

(d)	When-Issued or delayed delivery security.

(e)	Variable rate coupon, rate shown as of October 31, 2017.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2017 and the aggregate market value of these securities amounted to $8,835,764 or 0.97% of net assets.

(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2017, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.6% and 0.1%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

CPIYOYX – Consumer Price Index Year Over Year Change

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $913,301,479)	$941,729,808
Affiliated issuers (cost $11,054,293)	11,054,293
Interest receivable	11,129,550
Receivable for capital stock sold	1,874,939
Unrealized appreciation on inflation swaps	1,213,059
Affiliated dividends receivable	4,593

Total assets	967,006,242

Liabilities
Unrealized depreciation on inflation swaps	44,077,426
Payable for investment securities purchased	13,396,205
Advisory fee payable	287,553
Payable for capital stock redeemed	110,047
Distribution fee payable	57,101
Administrative fee payable	23,213
Transfer Agent fee payable	17,068
Directors’ fees payable	2,433
Accrued expenses	265,812

Total liabilities	58,236,858

Net Assets	$908,769,384

Composition of Net Assets
Capital stock, at par	$88,568
Additional paid-in capital	931,110,398
Undistributed net investment income	493,825
Accumulated net realized loss on investment transactions	(8,487,369)
Net unrealized depreciation on investments	(14,436,038)

$908,769,384

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,270,215	5,665,998	$10.28	*

C	$12,693,471	1,236,752	$10.26

Advisor	$199,635,026	19,400,907	$10.29

1	$424,290,507	41,405,592	$10.25

2	$213,880,165	20,858,927	$10.25

*	The maximum offering price per share for Class A shares was $10.60 which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest	$21,698,039
Dividends—Affiliated issuers	104,330
Other income	82	$21,802,451

Expenses
Advisory fee (see Note B)	4,127,148
Distribution fee—Class A	139,991
Distribution fee—Class C	125,381
Distribution fee—Class 1	373,045
Transfer agency—Class A	26,585
Transfer agency—Class C	6,002
Transfer agency—Advisor Class	90,675
Transfer agency—Class 1	22,230
Transfer agency—Class 2	11,437
Custodian	160,685
Registration fees	96,076
Audit and tax	84,030
Administrative	65,428
Printing	43,544
Legal	38,728
Directors’ fees	28,083
Miscellaneous	34,642

Total expenses	5,473,710
Less: expenses waived and reimbursed by the Adviser (see Note B)	(745,985)

Net expenses		4,727,725

Net investment income		17,074,726

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(26,367)
Swaps		(2,741,128)
Net change in unrealized appreciation/depreciation of:
Investments		(4,834,177)
Swaps		7,569,050

Net loss on investment transactions		(32,622)

Net Increase in Net Assets from Operations		$17,042,104

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,074,726	$14,330,212
Net realized loss on investment transactions	(2,767,495)	(1,293,189)
Net change in unrealized appreciation/depreciation of investments	2,734,873	12,779,736

Net increase in net assets from operations	17,042,104	25,816,759
Dividends to Shareholders from
Net investment income
Class A	(1,019,585)	(695,439)
Class C	(135,480)	(129,987)
Advisor Class	(3,944,867)	(3,429,320)
Class 1	(7,492,362)	(7,315,833)
Class 2	(4,032,613)	(3,595,101)
Capital Stock Transactions
Net increase (decrease)	204,460,858	(95,338,279)

Total increase (decrease)	204,878,055	(84,687,200)
Net Assets
Beginning of period	703,891,329	788,578,529

End of period (including undistributed net investment income of $493,825 and $70,756, respectively)	$908,769,384	$703,891,329

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Strategy”), a diversified portfolio. The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then

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NOTES TO FINANCIAL STATEMENTS (continued)

discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$853,365,227		$19,128,058		$872,493,285
Short-Term Municipal Notes		– 0	–	25,000,000		– 0	–	25,000,000
Governments – Treasuries		– 0	–	44,236,523		– 0	–	44,236,523
Short-Term Investments		11,054,293		– 0	–	– 0	–	11,054,293

Total Investments in Securities		11,054,293		922,601,750		19,128,058		952,784,101
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	1,213,059		– 0	–	1,213,059
Liabilities:
Inflation (CPI) Swaps		– 0	–	(44,077,426)		– 0	–	(44,077,426)

Total(b)		$11,054,293		$879,737,383		$19,128,058		$909,919,734

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/16	$6,068,785		$6,068,785
Accrued discounts/(premiums)	(75,753)		(75,753)
Realized gain (loss)	10,312		10,312
Change in unrealized appreciation/depreciation	242,450		242,450
Purchases	13,359,560		13,359,560
Sales	(477,296)		(477,296)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/17	$19,128,058		$19,128,058

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$255,771		$255,771

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Effective January 30, 2015, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2017, such reimbursements/waivers amounted to $708,145.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $65,428.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $58,789 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $16 from the sale of Class A shares and received $11,969 and $1,296 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2017.

The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Strategy in an amount equal to

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NOTES TO FINANCIAL STATEMENTS (continued)

the Strategy’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $37,840.

A summary of the Strategy’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Strategy	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,945	$289,730	$293,621	$11,054	$104

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $386,292 and $1,637,884 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$229,065,745	$65,748,117
U.S. government securities	37,542,030	6,200,000

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$924,355,772

Gross unrealized appreciation	$31,024,791
Gross unrealized depreciation	(45,460,829)

Net unrealized depreciation	$(14,436,038)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and

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the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value (“NAV”) of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2017, the Strategy held inflation (CPI) swaps for hedging purposes.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price

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of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Strategy held interest rate swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s OTC counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended October 31, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$1,213,059	Unrealized depreciation on inflation swaps	$44,077,426

Total		$1,213,059		$44,077,426

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,741,128)	$7,569,050

Total		$(2,741,128)	$7,569,050

The following table represents the average monthly volume of the Strategy’s derivative transactions during the year ended October 31, 2017:

Interest Rate Swaps:
Average notional amount	$12,700,000	(a)
Inflation Swaps:
Average notional amount	$609,130,769

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Strategy as of October 31, 2017.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$316,358	$(316,358)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	335,675	(335,675)		– 0	–		– 0	–		– 0	–
Citibank, NA	370,057	(370,057)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	190,969	(190,969)		– 0	–		– 0	–		– 0	–

Total	$1,213,059	$(1,213,059)	$	– 0	–	$	– 0	–	$	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$823,516	$(316,358)		$	– 0	–	$(461,411)	$45,747
Barclays Bank PLC	10,331,469	(335,675)			– 0	–	(9,995,794)	– 0	–
Citibank, NA	14,155,638	(370,057)			– 0	–	(13,785,581)	– 0	–
Deutsche Bank AG	2,078,339	(190,969)			– 0	–	(1,887,370)	– 0	–
JPMorgan Chase Bank, NA	10,103,686	– 0	–		– 0	–	(10,103,686)	– 0	–
Morgan Stanley Capital Services LLC	6,584,778	– 0	–		– 0	–	(6,584,778)	– 0	–

Total	$44,077,426	$(1,213,059)		$	– 0	–	$(42,818,620)	$45,747	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	3,860,338	612,904		$39,389,359	$6,270,343

Shares issued in reinvestment of dividends	68,587	47,816		702,584	487,459

Shares converted from Class C	18,459	– 0	–	189,571	– 0	–

Shares redeemed	(1,910,262)	(1,087,170)		(19,554,001)	(11,086,129)

Net increase (decrease)	2,037,122	(426,450)		$20,727,513	$(4,328,327)

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Shares	Amount
Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class C
Shares sold	482,829	74,599	$4,914,367	$760,864

Shares issued in reinvestment of dividends	9,794	9,167	100,174	93,308

Shares converted to Class A	(18,496)	– 0	–	(189,571)	– 0	–

Shares redeemed	(289,370)	(331,629)	(2,958,533)	(3,381,118)

Net increase (decrease)	184,757	(247,863)	$1,866,437	$(2,526,946)

Advisor Class
Shares sold	12,317,124	1,850,768	$125,893,746	$18,907,336

Shares issued in reinvestment of dividends	272,759	235,187	2,795,556	2,399,197

Shares redeemed	(7,978,907)	(4,229,484)	(81,741,861)	(43,229,628)

Net increase (decrease)	4,610,976	(2,143,529)	$46,947,441	$(21,923,095)

Class 1
Shares sold	13,846,820	3,544,601	$141,531,447	$36,078,979

Shares issued in reinvestment of dividends	581,371	565,721	5,936,458	5,749,029

Shares redeemed	(5,516,471)	(9,837,890)	(56,316,601)	(100,065,872)

Net increase (decrease)	8,911,720	(5,727,568)	$91,151,304	$(58,237,864)

Class 2
Shares sold	5,861,015	2,818,891	$59,930,076	$28,753,538

Shares issued in reinvestment of dividends	301,058	246,291	3,075,422	2,505,442

Shares redeemed	(1,881,524)	(3,889,115)	(19,237,335)	(39,581,027)

Net increase (decrease)	4,280,549	(823,933)	$43,768,163	$(8,322,047)

NOTE F

Risks Involved in Investing in the Strategy

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the

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NOTES TO FINANCIAL STATEMENTS (continued)

possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Strategy.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Strategy, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

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NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$719,132			$423,254
Long-term capital gains	– 0	–	$	– 0	–

Total taxable distributions	719,132			$423,254
Tax-exempt income	15,905,775			14,742,426

Total distributions paid	$16,624,907			$15,165,680

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$493,825
Accumulated capital and other losses	(8,487,369	)(a)
Unrealized appreciation/(depreciation)	(14,436,038)

Total accumulated earnings/(deficit)	$(22,429,582)

(a)	As of October 31, 2017, the Strategy had a net capital loss carryforward of $8,487,369.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Strategy had a net short-term capital loss carryforward of $213,464 and a net long-term capital loss carryforward of $8,273,905, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investments. These reclassifications had no effect on net assets.

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NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.29	$ 10.14	$ 10.48	$ 10.35	$ 10.80

Income From Investment Operations
Net investment income(a)(b)	.19	.18	.15	.13	.12
Net realized and unrealized gain (loss) on investment transactions	(.01)	.16	(.34)	.12	(.44)

Net increase (decrease) in net asset value from operations	.18	.34	(.19)	.25	(.32)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.19)	(.15)	(.12)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.19)	(.19)	(.15)	(.12)	(.13)

Net asset value, end of period	$ 10.28	$ 10.29	$ 10.14	$ 10.48	$ 10.35

Total Return
Total investment return based on net asset value(d)	1.75%	3.38%	(1.83)%	2.44%	(2.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,270	$37,345	$41,122	$60,016	$95,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.76%	.80%	.80%
Expenses, before waivers/reimbursements	.86%	.86%	.87%	.90%	.91%
Net investment income(a)	1.90%	1.78%	1.49%	1.24%	1.10%
Portfolio turnover rate	9%	9%	17%	18%	15%
See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.27	$ 10.12	$ 10.46	$ 10.33	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.12	.10	.08	.06	.04
Net realized and unrealized gain (loss) on investment transactions	(.02)	.16	(.35)	.12	(.43)

Net increase (decrease) in net asset value from operations	.10	.26	(.27)	.18	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.11)	(.07)	(.05)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.11)	(.11)	(.07)	(.05)	(.06)

Net asset value, end of period	$ 10.26	$ 10.27	$ 10.12	$ 10.46	$ 10.33

Total Return
Total investment return based on net asset value(d)	.99%	2.61%	(2.56)%	1.72%	(3.67)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,693	$10,805	$13,154	$20,873	$29,748
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements	1.61%	1.61%	1.61%	1.60%	1.61%
Net investment income(a)	1.15%	1.03%	.75%	.54%	.41%
Portfolio turnover rate	9%	9%	17%	18%	15%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.30	$ 10.14	$ 10.48	$ 10.35	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.22	.21	.18	.16	.15
Net realized and unrealized gain (loss) on investment transactions	(.02)	.17	(.34)	.12	(.45)

Net increase (decrease) in net asset value from operations	.20	.38	(.16)	.28	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.18)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.21)	(.22)	(.18)	(.15)	(.16)

Net asset value, end of period	$ 10.29	$ 10.30	$ 10.14	$ 10.48	$ 10.35

Total Return
Total investment return based on net asset value(d)	2.00%	3.74%	(1.56)%	2.75%	(2.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$199,635	$152,275	$171,789	$185,106	$179,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.61%	.61%	.61%	.60%	.61%
Net investment income(a)	2.15%	2.03%	1.76%	1.55%	1.39%
Portfolio turnover rate	9%	9%	17%	18%	15%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.26	$ 10.11	$ 10.45	$ 10.33	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.21	.20	.17	.15	.14
Net realized and unrealized gain (loss) on investment transactions	(.01)	.16	(.34)	.12	(.43)

Net increase (decrease) in net asset value from operations	.20	.36	(.17)	.27	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.21)	(.17)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.21)	(.21)	(.17)	(.15)	(.16)

Net asset value, end of period	$ 10.25	$ 10.26	$ 10.11	$ 10.45	$ 10.33

Total Return
Total investment return based on net asset value(d)	1.94%	3.58%	(1.62)%	2.60%	(2.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$424,291	$333,311	$386,448	$408,307	$419,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.67%	.68%	.67%	.66%	.67%
Net investment income(a)	2.05%	1.93%	1.66%	1.44%	1.30%
Portfolio turnover rate	9%	9%	17%	18%	15%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.26	$ 10.12	$ 10.46	$ 10.33	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.22	.21	.18	.16	.15
Net realized and unrealized gain (loss) on investment transactions	(.01)	.15	(.34)	.13	(.44)

Net increase (decrease) in net asset value from operations	.21	.36	(.16)	.29	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.22)	(.18)	(.16)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.22)	(.22)	(.18)	(.16)	(.17)

Net asset value, end of period	$ 10.25	$ 10.26	$ 10.12	$ 10.46	$ 10.33

Total Return
Total investment return based on net asset value(d)	2.04%	3.58%	(1.52)%	2.79%	(2.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,880	$170,155	$176,066	$185,904	$183,237
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.57%	.58%	.57%	.56%	.57%
Net investment income(a)	2.14%	2.03%	1.76%	1.54%	1.39%
Portfolio turnover rate.	9%	9%	17%	18%	15%

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Municipal Bond Inflation Strategy (the “Strategy”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategy’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategy’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategy’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Municipal Bond Inflation Strategy, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2017

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3) ,

Senior Vice President and Independent Compliance Officer

Robert (“Guy”) B. Davidson III(4) , Vice President

Terrance T. Hults(4), Vice President

Matthew J. Norton(4), Vice President

Andrew D. Potter(4), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults, Matthew J. Norton and Andrew D. Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR (continued)
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin##,^ 75 (1998)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR (continued)
Michael J. Downey## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.## 85 (1998)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR (continued)
D. James Guzy##,^ 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

#	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein^ 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson III 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Terrance T. Hults 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Matthew J. Norton 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2012.

Andrew D. Potter 32	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

^	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

68 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

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material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 71

schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also

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noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 73

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

74 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 75

NOTES

76 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1017

OCT    10.31.17

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 1

ANNUAL REPORT

December 27, 2017

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio for the annual reporting period ended October 31, 2017.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB TAX-AWARE FIXED INCOME PORTFOLIO
Class A Shares	2.18%	1.09%
Class C Shares	1.79%	0.33%
Advisor Class Shares[1]	2.31%	1.34%
Bloomberg Barclays Municipal Bond Index	2.55%	2.19%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2017.

All share classes of the Fund underperformed the benchmark for both periods, before sales changes. A sector overweight in US Treasuries detracted from performance relative to the benchmark, for both periods. An allocation to US Treasuries was added to the Fund as a hedge against any possible adverse outcomes in the tax-reform debate. For the 12-month period, security selection in the industrial development, airline and public higher education sectors detracted, while selections in the local general obligation sector contributed. Yield-curve positioning also detracted.

For the six-month period, security selection within the public higher education and toll road/transit sectors detracted, while selections in the miscellaneous revenue and health care sectors contributed. Yield-curve positioning also contributed and was driven by an overweight to intermediate duration municipals.

The Fund utilized derivatives during both periods, which had no material impact on absolute performance. Interest rate swaps were used for hedging purposes; credit default swaps were used for investment purposes. Inflation

2 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

swaps were utilized for hedging purposes and had no material impact on the 12-month period; they were not used for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong returns in both equities and corporate bonds over both periods were consistent with a positive economic backdrop; major developed and emerging markets—including China—grew at a decent clip while inflation remained moderate. Municipal bond prices were supported by strong technicals, as supply remained low and an historic number of bonds matured or were called by issuers. Municipals delivered positive absolute returns over both periods. Demand for income, along with limited supply, helped mid-grade and high-yield municipals rally strongly.

The US Federal Reserve (the “Fed”) raised its target for the Federal Funds rate by 75 basis points over the past 12 months. On the horizon, major central banks across the globe are likely to normalize monetary policy, which suggests higher interest rates and the eventual end of nearly a decade of quantitative easing. And, in September, the Fed confirmed it would begin the multiyear process of reducing its $4.2 trillion portfolio of Treasury and mortgage-backed bonds.

At the end of the reporting period, municipal investors were focused on the specter of tax reform and how it could potentially impact the after-tax relative attractiveness of municipal bonds. Ultimately, the final legislation included tax reductions for individuals, but the largest reductions in tax rates were those applicable to corporations. The relatively slight lowering of individual tax rates is not expected to significantly reduce the demand from individual investors for municipal bonds. Whether corporations, primarily insurance companies and banks, will reduce their demand for municipal bonds will be a function of the after-tax yield and the potential tax consequences of selling municipal bonds they currently hold, in order to purchase other bonds that offer more attractive after-tax yields. With the after-tax yield advantage for municipal bonds already low by historical standards, the Fund’s Senior Investment Management Team continues to position the Fund with an underweight to the longest maturity bonds; this potentially reduces the Fund’s exposure to a rise in yields, which could result from reduced investor demand for certain municipal bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 3

rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.07% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/ or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

6 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Portfolio Class A shares (from 12/11/20131 to 10/31/2017) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.09%	-1.98%
Since Inception[1]	3.80%	2.99%
CLASS C SHARES
1 Year	0.33%	-0.66%
Since Inception[1]	3.05%	3.05%
ADVISOR CLASS SHARES[2]
1 Year	1.34%	1.34%
Since Inception[1]	4.08%	4.08%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.02%
Since Inception[1]	3.01%
CLASS C SHARES
1 Year	-1.75%
Since Inception[1]	3.09%
ADVISOR CLASS SHARES[2]
1 Year	0.32%
Since Inception[1]	4.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.67%, 2.42% and 1.42% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,021.80	$3.77	0.74%	$3.82	0.75%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%	$3.82	0.75%
Class C
Actual	$1,000	$1,017.90	$7.58	1.49%	$7.63	1.50%
Hypothetical**	$1,000	$1,017.69	$7.58	1.49%	$7.63	1.50%
Advisor Class
Actual	$1,000	$1,023.10	$2.50	0.49%	$2.55	0.50%
Hypothetical**	$1,000	$1,022.74	$2.50	0.49%	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $68.9

1	All data are as of October 31, 2017. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 1.6% in 19 different states and Puerto Rico.

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PORTFOLIO OF INVESTMENTS

October 31, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 83.3%
Long-Term Municipal Bonds – 77.5%
Alabama – 1.3%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$128,335
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	680	798,952

		927,287

Arizona – 0.5%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37(a)	110	109,995
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	100	105,914
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	121,828

		337,737

California – 0.7%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/37	175	198,530
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	250	269,340

		467,870

Colorado – 0.6%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	183,268
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	230,430

		413,698

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 2.6%
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/53(b)	$100	$102,069
State of Connecticut
Series 2015F 5.00%, 11/15/26	1,000	1,173,030
Series 2016G 5.00%, 11/01/20	500	549,405

		1,824,504

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/41	100	108,067

Florida – 11.5%
Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	100	99,303
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	349,012
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	621,189
City of Gainesville FL Utilities System Revenue Series 2017A 5.00%, 10/01/28(c)	2,250	2,773,867
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	906,781
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	305,916
County of Orange FL Tourist Development Tax Revenue Series 2015 5.00%, 10/01/21	435	494,434
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)(b)	100	96,619

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)(b)	$100	$81,032
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/20	1,605	1,762,627
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	442,727

		7,933,507

Georgia – 2.1%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	348,158
Clarke County Board of Education/GA Series 2017 5.00%, 9/01/19	1,000	1,070,280

		1,418,438

Illinois – 7.2%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	240	236,950
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	375,595
Series 2017B 5.00%, 1/01/35	725	842,921
City of Chicago IL Series 2015A 5.00%, 1/01/19	100	102,824
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(a)(d)(e)(f)	50	28,000
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/46	150	163,759
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48(a)	85	84,090
Series 2016C 2.00%, 5/15/55(a)(e)(f)(g)	15	824

16 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	$100	$103,583
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	271,975
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	526,585
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	610,380
State of Illinois Series 2012 5.00%, 3/01/31	100	103,894
Series 2013 5.50%, 7/01/25	270	298,828
Series 2014 5.00%, 5/01/35	130	136,993
Series 2016 5.00%, 2/01/24	375	405,645
Series 2017D 5.00%, 11/01/28(c)	625	682,462

		4,975,308

Indiana – 0.7%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	168,851
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	205,090
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	108,015

		481,956

Kentucky – 1.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37	175	192,621

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	$65	$68,222
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	425	463,484
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	225	259,063

		983,390

Louisiana – 1.6%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	113,011
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/36	675	768,400
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(a)(d)(f)	250	2,500
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	215	244,238

		1,128,149

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(b)	100	107,585
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	187,683

		295,268

18 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 3.8%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	$120	$138,310
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	150	161,076
University System of Maryland Series 2009A 5.00%, 4/01/18	365	371,011
Series 2017A 5.00%, 4/01/23	1,635	1,923,103

		2,593,500

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000E 1.62%, 12/01/30(h)	125	114,970
NATL Series 2000G 1.62%, 12/01/30(h)	300	276,687

		391,657

Michigan – 3.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	115	130,232
Great Lakes Water Authority Sewage Disposal System Revenue Series 2016B 5.00%, 7/01/33	1,000	1,145,810
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	735	754,897
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	265,378

		2,296,317

Minnesota – 0.3%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	200	230,888

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.1%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)(b)	$100	$97,960

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	108,787

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	123,795

New Jersey – 4.4%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(a)	30	32,547
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	277,116
Series 2014P 5.00%, 6/15/29	200	217,582
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	93,064
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36	280	320,597
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	550	617,870
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	240	257,897

20 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32	$315	$356,271
Series 2017B 5.00%, 1/01/32	540	648,669
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	200	191,720

		3,013,333

New York – 5.3%
City of New York NY Series 2013J 5.00%, 8/01/21	340	384,258
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	364,826
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/34(b)	200	218,646
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	500,773
Series 2017B 5.00%, 2/15/29	1,040	1,280,677
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.61%, 1/01/39(h)	200	187,208
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	421,389
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	175	192,659
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27(a)	110	110,096

		3,660,532

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.8%
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	$500	$576,550

Ohio – 2.9%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	285	266,820
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	510,713
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	175	199,073
City of Columbus OH Series 2014A 5.00%, 2/15/21	110	123,276
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	417,188
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	205	219,118
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	100	101,849
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	145	143,350

		1,981,387

Pennsylvania – 6.6%
City of Philadelphia PA Series 2017 5.00%, 8/01/31	1,000	1,182,740
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/33	1,500	1,770,690
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	520,866

22 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(a)	$100	$107,953
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	100	111,992
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	200	228,434
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	150	159,689
Philadelphia Gas Works Co. Series 2016 5.00%, 10/01/34	415	480,188

		4,562,552

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26(d)	100	80,500

South Carolina – 0.8%
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/36	265	299,900
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	250	286,663

		586,563

Tennessee – 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	215	244,421

Texas – 12.2%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 1/01/34	500	568,420

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	$100	$108,948
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	296,543
Series 2015 5.00%, 9/01/31	160	182,488
City of San Antonio TX Electric & Gas Systems Revenue Series 2016 5.00%, 2/01/20	1,155	1,252,540
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	699,010
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)(b)	100	105,169
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/32	500	575,235
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	100	104,010
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	250	286,165
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44(a)	100	106,414
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	107,170
Texas Transportation Commission State Highway Fund Series 2014A 5.00%, 4/01/20	1,300	1,415,869

24 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	$160	$166,078
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46(a)	55	59,648
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	889,428
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	374,054
University of Houston Series 2017A 5.00%, 2/15/21	1,000	1,116,570

		8,413,759

Vermont – 0.3%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 5/01/47(a)	200	208,288

Virginia – 0.2%
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	165	158,593

Washington – 2.6%
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	576,305
State of Washington Series 2017R 5.00%, 8/01/22	830	961,787
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	100	109,769
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	100	116,723

		1,764,584

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.4%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	$155	$151,482
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.68%, 2/15/34(h)	100	91,222

		242,704

Wisconsin – 1.2%
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	100	115,337
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	100	102,506
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/42(b)	130	139,681
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(b)	165	162,804
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 10.00%, 6/30/21(a)(b)	276	275,956

		796,284

Total Long-Term Municipal Bonds (cost $51,995,854)		53,428,133

Short-Term Municipal Notes – 5.8%
Mississippi – 2.9%
County of Jackson MS (Chevron Corp.) Series 1993 0.90%, 6/01/23(i)	2,000	2,000,000

Texas – 2.9%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.85%, 11/01/41(i)	2,000	2,000,000

26 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Total Short-Term Municipal Bonds (cost $4,000,000)		$4,000,000

Total Municipal Obligations (cost $55,995,854)		57,428,133

GOVERNMENTS – TREASURIES – 14.0%
United States – 14.0%
U.S. Treasury Notes 2.125%, 11/30/23	$1,150	1,149,281
2.25%, 12/31/23	8,434	8,481,442

Total Governments – Treasuries (cost $9,611,935)		9,630,723

CORPORATES – INVESTMENT GRADE – 3.7%
Industrial – 2.1%
Basic – 0.2%
Glencore Funding LLC 3.00%, 10/27/22(b)	100	100,043

Capital Goods – 0.4%
John Deere Capital Corp. 1.95%, 6/22/20	300	299,715

Communications - Telecommunications – 0.2%
AT&T, Inc. 2.45%, 6/30/20	150	151,518

Consumer Cyclical - Automotive – 0.5%
General Motors Financial Co., Inc. 3.10%, 1/15/19	150	151,864
Ford Motor Credit Co. LLC 2.425%, 6/12/20	200	200,618

		352,482

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 2.35%, 5/06/19	150	147,459

Consumer Non-Cyclical – 0.4%
Allergan Funding SCS 3.00%, 3/12/20	150	152,349
Amgen, Inc. 2.20%, 5/11/20	150	150,293

		302,642

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)	$105	$104,893

		1,458,752

Financial Institutions – 1.6%
Banking – 1.2%
Bank of America Corp. Series G 2.369%, 7/21/21	305	304,692
Capital One Financial Corp. 2.40%, 10/30/20	165	165,119
Morgan Stanley 2.80%, 6/16/20	300	304,413

		774,224

Finance – 0.2%
AIG Global Funding 2.15%, 7/02/20(b)	150	149,874

Insurance – 0.2%
Metropolitan Life Global Funding I 2.05%, 6/12/20(b)	150	149,712

		1,073,810

Total Corporates – Investment Grade (cost $2,534,389)		2,532,562

ASSET-BACKED SECURITIES – 0.9%
Autos - Fixed Rate – 0.7%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	100	99,704
CarMax Auto Owner Trust Series 2017-3, Class A2A 1.64%, 9/15/20	110	109,897
GM Financial Automobile Leasing Trust Series 2016-2, Class A3 1.62%, 9/20/19	100	99,947
Hertz Vehicle Financing II LP Series 2016-1A, Class A 2.32%, 3/25/20(b)	100	99,886
Mercedes-Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, 4/15/20	100	99,944

Total Autos – Fixed Rate (cost $510,041)		509,378

28 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 0.2%
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	$100	$100,273

Total Asset-Backed Securities (cost $610,026)		609,651

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	100	100,961

Non-Agency Floating Rate CMBS – 0.2%
BX Trust SLCT Series 2017-IMC, Class A 2.30% (LIBOR 1 Month + 1.05%), 10/15/32(b)(j)	150	150,331

Total Commercial Mortgage-Backed Securities (cost $252,722)		251,292

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(b) (cost $130,000)	130	131,877

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Series 2014-C02, Class 2M1 2.188% (LIBOR 1 Month + 0.95%), 5/25/24(j) (cost $2,369)	2	2,382

	Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(k)(l)(m) (cost $836,624)	836,624	836,624

Total Investments – 103.7% (cost $69,973,919)		71,423,244
Other assets less liabilities – (3.7)%		(2,520,262)

Net Assets – 100.0%		$68,902,982

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD 9,110	9/30/52	2.454%	3 Month LIBOR	Semi-Annual/Quarterly	$441,304
USD 8,200	9/28/57	3 Month LIBOR	2.644%	Quarterly/Semi-Annual	(10,381)

					$430,923

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.31%	USD	350	$(20,759)	$(19,720)	$(1,039)

*	Termination date

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $2,885,306 or 4.2% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 02/15/40	12/18/13	$48,112	$28,000	0.04%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/23	7/31/14	173,773	2,500	0.00%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/26	10/08/14	95,744	80,500	0.12%

30 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)	Non-income producing security.

(f)	Defaulted.

(g)	Illiquid security.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2017 and the aggregate market value of these securities amounted to $670,087 or 0.97% of net assets.

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 31

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $69,137,295)	$70,586,620
Affiliated issuers (cost $836,624)	836,624
Cash collateral due from broker	77,555
Interest receivable	722,533
Receivable for capital stock sold	446,554
Receivable for newly entered credit default swaps	19,703
Receivable due from Adviser	14,214
Affiliated dividends receivable	1,692
Receivable for terminated interest rate swaps	1,159

Total assets	72,706,654

Liabilities
Due to custodian	19,703
Payable for investment securities purchased	3,471,266
Payable for capital stock redeemed	110,002
Dividends payable	19,722
Upfront premiums received on credit default swaps	19,720
Transfer Agent fee payable	3,055
Distribution fee payable	2,541
Directors’ fees payable	2,486
Payable for variation margin on exchange traded swaps	1,327
Unrealized depreciation on credit default swaps	1,039
Accrued expenses	152,811

Total liabilities	3,803,672

Net Assets	$68,902,982

Composition of Net Assets
Capital stock, at par	$6,399
Additional paid-in capital	67,105,653
Undistributed net investment income	11,722
Accumulated net realized loss on investment transactions	(100,001)
Net unrealized appreciation on investments	1,879,209

$68,902,982

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$8,064,597	749,012	$10.77	*

C	$1,056,139	98,076	$10.77

Advisor	$59,782,246	5,551,461	$10.77

*	The maximum offering price per share for Class A shares was $11.10 which reflects a sales charge of 3.00%.

See notes to financial statements.

32 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest	$1,546,593
Dividends—Affiliated issuers	15,636
Other income	12	$1,562,241

Expenses
Advisory fee (see Note B)	258,988
Distribution fee—Class A	20,899
Distribution fee—Class C	14,148
Transfer agency—Class A	4,577
Transfer agency—Class C	825
Transfer agency—Advisor Class	25,393
Custodian	86,599
Administrative	64,579
Audit and tax	59,826
Registration fees	56,494
Legal	36,483
Directors’ fees	28,138
Printing	24,274
Miscellaneous	6,513

Total expenses	687,736
Less: expenses waived and reimbursed by the Adviser (see Note B)	(371,112)

Net expenses		316,624

Net investment income		1,245,617

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(18,301)
Swaps		99,035
Net change in unrealized appreciation/depreciation of:
Investments		(5,004)
Swaps		10,098

Net gain on investment transactions		85,828

Net Increase in Net Assets from Operations		$1,331,445

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,245,617	$845,201
Net realized gain (loss) on investment transactions	80,734	(148,501)
Net change in unrealized appreciation/depreciation of investments	5,094	1,057,313

Net increase in net assets from operations	1,331,445	1,754,013
Dividends to Shareholders from
Net investment income
Class A	(167,984)	(127,309)
Class C	(17,586)	(23,951)
Advisor Class	(1,058,874)	(688,508)
Capital Stock Transactions
Net increase	26,741,682	8,526,502

Total increase	26,828,683	9,440,747
Net Assets
Beginning of period	42,074,299	32,633,552

End of period (including undistributed net investment income of $11,722 and $14,960, respectively)	$68,902,982	$42,074,299

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of eleven portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and, 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$50,881,949		$2,546,184		$53,428,133
Short-Term Municipal Notes		– 0	–	4,000,000		– 0	–	4,000,000
Governments – Treasuries		– 0	–	9,630,723		– 0	–	9,630,723
Corporates – Investment Grade		– 0	–	2,532,562		– 0	–	2,532,562
Asset-Backed Securities		– 0	–	609,651		– 0	–	609,651
Commercial Mortgage-Backed Securities		– 0	–	251,292		– 0	–	251,292
Corporates – Non-Investment Grade		– 0	–	131,877		– 0	–	131,877
Collateralized Mortgage Obligations		– 0	–	2,382		– 0	–	2,382
Short-Term Investments		836,624		– 0	–	– 0	–	836,624

Total Investments in Securities		836,624		68,040,436		2,546,184		71,423,244
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	441,304		– 0	–	441,304	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(10,381)		– 0	–	(10,381	)(b)
Credit Default Swaps		– 0	–	(20,759)		– 0	–	(20,759)

Total(c)		$836,624		$68,450,600		$2,546,184		$71,833,408

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on exchange-traded futures and swaps as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/16	$2,401,063		$2,401,063
Accrued discounts/(premiums)	(3,476)		(3,476)
Realized gain (loss)	22,811		22,811
Change in unrealized appreciation/depreciation	(118,531)		(118,531)
Purchases	679,887		679,887
Sales	(435,570)		(435,570)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/17	$2,546,184		$2,546,184

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$(87,277)		$(87,277)

As of October 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings,

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NOTES TO FINANCIAL STATEMENTS (continued)

review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .45% of the first $2.5 billion of the Portfolio’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Portfolio’s average daily net assets. Prior to January 1, 2017, the Portfolio paid the Adviser a management fee at an annual rate of 0.50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50% and

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NOTES TO FINANCIAL STATEMENTS (continued)

.50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Effective January 1, 2017, the Expense Cap was reduced from .80% to .75%, 1.55% to 1.50% and .55% to .50% of the daily average net assets for the Class A, Class C and the Advisor Class shares, respectively. For the year ended October 31, 2017, such reimbursements/waivers amounted to $300,737. The Expense Caps may not be terminated before January 31, 2018.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $64,579.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,142 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $492 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the year ended October 31, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $5,796.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Portfolio’s transactions in AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,026	$42,230	$42,419	$837	$16

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $9,639 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$33,012,065	$14,795,412
U.S. government securities	11,606,653	3,565,314

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$69,973,919

Gross unrealized appreciation	$2,157,519
Gross unrealized depreciation	(277,271)

Net unrealized appreciation	$1,880,248

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value (“NAV”) of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2017, the Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined

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NOTES TO FINANCIAL STATEMENTS (continued)

under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of October 31, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2017, the Portfolio held credit default swaps for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended October 31, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	$441,304	*	Receivable/Payable for variation margin on exchange traded swaps	$10,381	*

Credit contracts				Unrealized depreciation on credit default swaps	1,039

Total		$441,304			$11,420

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$99,052	$11,137

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(17)	(1,039)

Total		$99,035	$10,098

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended October 31, 2017:

Interest Rate Swaps:
Average notional amount	$1,211,667	(a)
Inflation Swaps:
Average notional amount	$1,400,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$19,183,333	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$350,000	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolio as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Deutsche Bank AG	$20,759	$	– 0	–	$	– 0	–	$	– 0	–	$20,759

Total	$20,759	$	– 0	–	$	– 0	–	$	– 0	–	$20,759	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	573,430	419,502	$6,009,085	$4,523,103

Shares issued in reinvestment of dividends	4,866	5,728	51,860	62,365

Shares redeemed	(416,871)	(289,428)	(4,428,970)	(3,149,530)

Net increase	161,425	135,802	$1,631,975	$1,435,938

Class C
Shares sold	4,987	131,822	$53,215	$1,433,498

Shares issued in reinvestment of dividends	1,249	1,590	13,263	17,323

Shares redeemed	(94,163)	(90,740)	(998,573)	(983,319)

Net increase (decrease)	(87,927)	42,672	$(932,095)	$467,502

Advisor Class
Shares sold	4,007,921	1,397,419	$42,642,565	$15,152,409

Shares issued in reinvestment of dividends	42,423	26,897	452,915	292,728

Shares redeemed	(1,596,583)	(813,451)	(17,053,678)	(8,822,075)

Net increase	2,453,761	610,865	$26,041,802	$6,623,062

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, the Adviser owned 14% of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F

Risks Involved in Investing in the Portfolio

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant

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NOTES TO FINANCIAL STATEMENTS (continued)

downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Portfolio.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$153,454	$67,221

Total taxable distributions	$153,454	$67,221
Tax-exempt distributions	1,090,990	772,547

Total distributions paid…	$1,244,444	$839,768

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$30,269
Accumulated capital and other losses	(99,865	)(a)
Unrealized appreciation/(depreciation)	1,880,248	(b)

Total accumulated earnings/(deficit)	$1,810,652	(c)

(a)	As of October 31, 2017, the Portfolio had a net capital loss carryforward of $99,865. During the fiscal year, the Portfolio utilized $85,281 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	Other differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Portfolio had a net short-term capital loss carryforward of $99,865, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held

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NOTES TO FINANCIAL STATEMENTS (continued)

at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 11, 2013(a) to October 31,
Year Ended October 31,
2017	2016	2015	2014

Net asset value, beginning of period	$ 10.87	$ 10.59	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.22	.18	.14
Net realized and unrealized gain (loss) on investment transactions	(.10	)*	.28	.09	.50

Net increase in net asset value from operations	.11	.50	.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.18)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.21)	(.22)	(.19)	(.13)

Net asset value, end of period	$ 10.77	$ 10.87	$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	1.09%	4.69%	2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,065	$6,385	$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%	.80%	.81%	.85	%^
Expenses, before waivers/reimbursements(e)	1.40%	1.72%	2.19%	3.59	%^
Net investment income(c)	2.01%	1.98%	1.75%	1.57	%^
Portfolio turnover rate	34%	36%	35%	42%

See footnote summary on page 59.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 11, 2013(a) to October 31,
Year Ended October 31,
2017	2016	2015	2014

Net asset value, beginning of period	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.13	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(.10	)*	.28	.09	.52

Net increase in net asset value from operations	.03	.41	.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.13)	(.11)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.13)	(.13)	(.12)	(.07)

Net asset value, end of period	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	.33%	3.91%	1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,056	$2,022	$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements(e)	2.18%	2.47%	2.85%	4.33	%^
Net investment income(c)	1.25%	1.23%	.99%	.82	%^
Portfolio turnover rate	34%	36%	35%	42%

See footnote summary on page 59.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 11, 2013(a) to October 31,
Year Ended October 31,
2017	2016	2015	2014

Net asset value, beginning of period	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.24	.21	.16
Net realized and unrealized gain (loss) on investment transactions	(.10	)*	.28	.08	.52

Net increase in net asset value from operations	.14	.52	.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.24)	(.21)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.24)	(.24)	(.22)	(.16)

Net asset value, end of period	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	1.34%	4.96%	2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,782	$33,667	$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%	.55%	.55%	.55	%^
Expenses, before waivers/reimbursements(e)	1.15%	1.47%	1.92%	3.82	%^
Net investment income(c)	2.26%	2.24%	1.99%	1.76	%^
Portfolio turnover rate	34%	36%	35%	42%

See footnote summary on page 59.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to 0.01% for the Portfolio.

*	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Tax-Aware Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Tax-Aware Fixed Income Portfolio (the “Portfolio”), one of the portfolios constituting the AB Bond Fund, Inc., as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of December 11, 2013 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Tax-Aware Fixed Income Portfolio, one of the portfolios constituting the AB Bond Fund, Inc., at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of December 11, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2017. For foreign shareholders, 92.62% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3) ,

Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III(4) , Vice President

Terrance T. Hults(4) , Vice President

Shawn E. Keegan(4), Vice President

Matthew J. Norton(4), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Hults, Keegan and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 57 (2013)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2013)

Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin##,^ 75 (2013)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Michael J. Downey## 73 (2013)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.## 85 (2013)

Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
D. James Guzy##,^ 81 (2013)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin## 69 (2013)

Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen## 62 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.

		96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody## 65 (2013)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		96	None

Earl D. Weiner## 78 (2013)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein^ 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson, III 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Terrance T. Hults 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Shawn E. Keegan 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Matthew Norton 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 73

on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 75

NOTES

76 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFI-0151-1017

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Intermediate Bond	2016	$75,281	$17	$18,753
	2017	$75,281	$45	$19,210

AB Bond Inflation Strategy	2016	$86,472	$16	$18,359
	2017	$86,472	$60	$19,256

AB Municipal Bond Inflation Strategy	2016	$66,207	$36	$18,042
	2017	$66,207	$113	$17,886

AB All Market Real Return	2016	$79,481	$28	$38,778
	2017	$79,481	$47	$40,467

AB Credit Long/Short	2016	$96,890	$—	$28,523
	2017	$96,890	$—	$29,101

AB High Yield	2016	$114,070	$—	$30,973	*
	2016	$96,960	$11,000	$32,648	**
	2017	$114,071	$—	$35,656

AB Tax Aware Fixed Income	2016	$36,060	$—	$23,493
	2017	$36,060	$—	$23,996

AB Income	2016	$111,185	$3,165	$32,435
	2017	$111,185	$158	$27,883

*	Year End August 2016
**	Year End October 2016

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Intermediate Bond	2016		$454,590	$18,770
				$(17)
				$(18,753)
	2017		$742,370	$19,255
				$(45)
				$(19,210)

AB Bond Inflation Strategy	2016		$454,195	$18,375
				$(16)
				$(18,359)

	2017		$742,431	$19,316
				$(60)
				$(19,256)

AB Municipal Bond Inflation Strategy	2016		$453,898	$18,078
				$(36)
				$(18,042)
	2017		$741,114	$17,999
				$(113)
				$(17,886)

AB All Market Real Return	2016		$474,626	$38,806
				$(28)
				$(38,778)
	2017		$763,629	$40,514
				$(47)
				$(40,467)

AB Credit Long/Short	2016		$464,343	$28,523
				$—
				$(28,523)
	2017		$752,216	$29,101
				$—
				$(29,101)

AB High Yield	2016	*	$288,518	$30,973
				$—
				$(30,973)
	2016	**	$479,468	$43,648
				$(11,000)
				$(32,648)
	2017		$758,771	$35,656
				$—
				$(35,656)

AB Tax Aware Fixed Income	2016		$459,313	$23,493
				$—
				$(23,493)
	2017		$747,111	$23,996
				$—
				$(23,996)

AB Income	2016		$471,420	$35,600
				$(3,165)
				$(32,435)
	2017		$751,156	$28,041
				$(158)
				$(27,883)

*	Year End August 2016
**	Year End October 2016

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 29, 2017